UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.           )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT NOTICE TO HOLDERS OF

VARIABLE RATE MUNIFUND TERM PREFERRED SHARES

OF

NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC. (NMP)

AND

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM)

(EACH, A “FUND” AND TOGETHER, THE “FUNDS”)

SEPTEMBER 20, 2012

Although we recommend that you read the complete Joint Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Joint Proxy Statement?

A.	You are receiving this Joint Proxy Statement in connection with the annual shareholder meetings of the Funds. The following proposals will be considered:

—	the election of members of each Fund’s Board of Directors (the “Board”) (the list of specific nominees is contained in the enclosed Joint Proxy Statement);

—

the change of domicile of Nuveen Michigan Quality Income Municipal Fund, Inc. (“Quality Income” or the “Acquiring Fund”) from a Minnesota corporation to a Massachusetts business trust (the “Domicile Change”); and

—	the reorganization of the Funds.

Proposal Regarding the Domicile Change (Quality Income Only)

Q.	What actions has Quality Income’s Board approved?

A.	The Board of Quality Income has approved the reorganization of the Fund, currently organized as a Minnesota corporation, into a newly created Massachusetts business trust for purposes of changing the Fund’s domicile.

Q.	Why has Quality Income’s Board recommended the proposal?

A.	The Board of Quality Income believes that the proposed Domicile Change will achieve the following advantages:

—

create savings and operating efficiencies by simplifying the administration and oversight of Quality Income through increased standardization of charter documents among the Nuveen family of funds, most of which are organized as Massachusetts business trusts; and

—	lower expenses through economies of scale associated with compliance by the Nuveen family of funds with Massachusetts law only, rather than both Minnesota and Massachusetts law.

Q.	How will shareholders be impacted by the Domicile Change?

A.	Upon the closing of the Domicile Change, holders of common shares and preferred shares (including Variable MuniFund Term Preferred Shares (“VMTP Shares”)) of Quality Income will receive common and preferred shares of beneficial interest, respectively, of a newly created Massachusetts business trust equal to the number of shares of Quality Income that they owned immediately prior to the closing. The rights, preferences and other terms of the VMTP Shares issued by the newly created Massachusetts business trust in the Domicile Change will be substantially identical to the VMTP Shares of Quality Income outstanding immediately prior to the Domicile Change. As described in the Joint Proxy Statement, there are differences between a Minnesota corporation and a Massachusetts business trust. Among other things, the Massachusetts business trust will have an unlimited number of authorized preferred shares while the Minnesota corporation has a fixed number of authorized preferred shares.

Q.	Does the Domicile Change constitute a taxable event for Quality Income shareholders?

A.	No. The Domicile Change is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a direct result of the Domicile Change, except that gain or loss may be recognized by holders of VMTP Shares who exercise dissenters’ rights of appraisal under Minnesota law.

Q.	What is the timetable for the Domicile Change?

A.	If the shareholder voting and other conditions to closing are satisfied (or waived), the Domicile Change is expected to take effect on such date as Quality Income and the newly created Massachusetts business trust may agree.

Q.	How does the Board recommend that I vote on the Domicile Change?

A.	After careful consideration, the Board of Quality Income has determined that the Domicile Change is in the best interests of Quality Income and recommends that you vote FOR the proposal.

Proposals Regarding the Reorganizations (Both Funds)

Q.	What actions has each Fund’s Board approved?

A.	Each Fund’s Board has approved a series of mergers of single-state municipal closed-end funds, including the reorganization of each of Nuveen Michigan Premium Income Municipal Fund, Inc. (“Premium Income”) and Nuveen Michigan Dividend Advantage Municipal Fund (“Dividend Advantage”) (each, an “Acquired Fund” and together, the “Acquired Funds”) into the Acquiring Fund (each, a “Reorganization” and together, the “Reorganizations”).

Q.	Why has each Fund’s Board recommended these proposals?

A.	Each Fund’s Board has determined that the proposed Reorganizations would be in the best interests of its respective Fund. The Acquiring Fund and the Acquired Funds have substantially similar investment objectives and policies, have similar portfolio compositions, and are managed by the same portfolio manager. In light of these similarities, the proposed Reorganizations are intended to reduce fund redundancies and create a single larger state fund. As a result of the larger size of the combined fund, the proposed Reorganizations are intended to result in lower operating expenses per common share (excluding costs of leverage) and to enhance the secondary trading market for common shares of the Funds, as further discussed below.

Q.	How will holders of VMTP Shares be impacted by the Reorganizations?

A.	Upon the closing of the Reorganization with Premium Income, holders of VMTP Shares of Premium Income will receive one newly issued VMTP Share of a new series of the Acquiring Fund with substantially identical terms, as of the time of exchange, for each VMTP Share of Premium Income exchanged therefor. If the Domicile Change described above is approved and effected prior to the Reorganization, the VMTP Shares to be issued in the Reorganization will be issued by the Acquiring Fund in its organizational form as a Massachusetts business trust rather than in its current organizational form as a Minnesota corporation.

The Acquiring Fund currently has one series of VMTP Shares outstanding, and such shares will remain outstanding following the Reorganizations. In addition to issuing VMTP Shares to holders of Premium Income’s VMTP Shares, the Acquiring Fund also will be issuing shares of a new series of MuniFund Term Preferred Shares (“MTP Shares”) in exchange for the outstanding MTP Shares of Dividend Advantage in connection with the Reorganization of Dividend Advantage.

As of the date of the Joint Proxy Statement, the Acquiring Fund and Premium Income had similar levels of VMTP Shares outstanding as a percentage of managed assets. Holders of VMTP Shares of the Acquiring Fund and Premium Income are expected to benefit from the larger size of the combined fund due to the larger combined fund’s ability to invest in a more diverse pool of securities. Following the completion of the Reorganizations, two series of VMTP Shares and one series of MTP Shares of the Acquiring Fund will be outstanding. Accordingly, holders of Premium Income VMTP Shares will hold a significantly smaller percentage of the outstanding VMTP Shares of the Acquiring Fund than they held in Premium Income. Because a significantly larger number of MTP Shares will be issued by the Acquiring Fund, VMTP holders will hold a significantly smaller percentage of outstanding overall preferred shares of the Acquiring Fund. Holders of VMTP Shares should consider the dilutive effect of the Reorganizations on their voting rights when determining whether to approve the Reorganization.

Q.	Will the terms of the VMTP Shares to be received in the Reorganization be substantially similar to terms of the VMTP Shares of Premium Income currently outstanding?

A.	Yes. Upon the closing of the Reorganization with Premium Income, holders of VMTP Shares of Premium Income will receive, in exchange for each VMTP Share held immediately prior to the Reorganization, one VMTP Share of a new series of the Acquiring Fund having substantially identical terms, as of the time of the closing of the Reorganization, to Premium Income’s VMTP Share exchanged therefor, including the same:

—	dividend rate and dividend rate determination method, including applicable spread adjustments;

—	mandatory and optional redemption terms, including the same term redemption date;

—	voting and consent rights;

—	registration rights; and

—	information delivery requirements

In addition, the Agreement and Plan of Reorganization provides that the newly issued series of Acquiring Fund VMTP Shares will be rated no less than the then current rating assigned to the Premium Income VMTP Shares being exchanged therefor. The Reorganization will not result in any changes in the terms of the Acquiring Fund VMTP Shares currently outstanding. Because the counterparty to the Purchase Agreement for each VMTP series is different, there are certain differences between the series. The currently outstanding VMTP series has a longer cure period for an asset coverage mandatory redemption. Following the Premium Income Reorganization, former Premium Income VMTP shareholders and Acquiring Fund VMTP shareholders will be VMTP shareholders of a larger fund with two series of VMTP Shares outstanding, and one series of MTP Shares outstanding.

Q.	Do the Acquiring Fund and Acquired Funds have similar investment objectives and policies?

A.	The Acquiring Fund and the Acquired Funds have substantially similar investment objectives, policies and risks and are managed by the same portfolio manager. Each fund invests primarily in municipal securities and other related investments the income from which is exempt from regular federal and Michigan income tax. Each fund emphasizes investments in investment grade municipal securities. Each fund is a diversified, closed-end management investment company, and currently engages in leverage through the issuance of preferred shares and through the use of inverse floating rate securities.

Q.	What specific proposals will I be asked to vote on in connection with a proposed Reorganization?

A.	Generally, shareholders of each Fund will be asked to vote on an Agreement and Plan of Reorganization with common shareholders and preferred shareholders (i.e., holders of VMTP Shares with respect to Quality Income and Premium Income) voting as a single class and preferred shareholders voting separately. Shareholders of the Acquiring Fund also will be asked to vote on the issuance of common shares in connection with the Reorganizations, with common and preferred shareholders voting as a single class and common shares voting separately.

Shareholders of the Acquiring Fund will be asked to vote on an amendment to the Acquiring Fund’s articles of incorporation (“Acquiring Fund Articles of Incorporation”) to increase the number of authorized preferred shares that the Acquiring Fund is authorized to issue. If shareholders of the Acquiring Fund approve the proposed Domicile Change and the Domicile Change is effected prior to the Reorganizations, approval of the amendment to the Acquiring Fund Articles of Incorporation will not be required to effect the Reorganizations. If shareholders of the Acquiring Fund do not approve the proposed Domicile Change, approval of the amendment to the Acquiring Fund Articles of Incorporation will be required to effect the Reorganizations.

Q.	Will shareholders of the Acquired Funds receive new shares in exchange for their current shares?

A.	Yes. Upon the closing of the Reorganizations, each Acquired Fund will transfer substantially all of its assets to the Acquiring Fund in exchange for common and preferred shares (i.e., VMTP Shares with respect to Premium Income) of the Acquiring Fund, and the assumption by the Acquiring Fund of substantially all of the liabilities of such Acquired Fund. Each Acquired Fund will then be liquidated, dissolved and terminated in accordance with applicable law.

Acquired Fund shareholders will become shareholders of the Acquiring Fund. Holders of VMTP Shares of Premium Income will receive on a one-for-one basis newly issued VMTP Shares of the Acquiring Fund in exchange for their VMTP Shares held immediately prior to the closing of the Reorganization. Holders of common shares of each Acquired Fund will receive newly issued common shares of the Acquiring Fund, the aggregate net asset value of which will be equal to the aggregate net asset value of the common shares of the Acquired Fund held as of the close of trading on the business day immediately prior to the closing of the Reorganizations (including for this purpose fractional Acquiring Fund common shares to which shareholders would be entitled).

If Acquiring Fund shareholders approve the proposed Domicile Change and the Domicile Change is effected prior to the Reorganizations, shareholders of the Acquired Funds will receive shares of beneficial interest of the Acquiring Fund in its organizational form as a newly created Massachusetts business trust. If Acquiring Fund shareholders do not approve the proposed Domicile Change, shareholders of the Acquired Funds will receive shares of the Acquiring Fund in its current organizational form as a Minnesota corporation.

Q.	Do the Reorganizations constitute a taxable event for the Acquired Fund shareholders?

A.	No. Each Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a direct result of a Reorganization, except that gain or loss may be recognized by holders of VMTP Shares who exercise dissenters’ rights of appraisal under Minnesota law. To the extent that portfolio securities are sold in connection with the Reorganizations, an Acquired Fund may realize gains or losses. Gains from such sales will be taxable to Premium Income holders of VMTP Shares to the extent such amounts are required to be allocated to distributions received by Premium Income VMTP shareholders. It is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganizations (less than 5% of the assets of each Acquired Fund).

Q.	What will happen if the required shareholder approvals in connection with a Reorganization are obtained for one Fund but not for the other Funds?

A.

The closing of the Reorganizations is contingent upon certain conditions being satisfied or waived. Principally, shareholders of each Acquired Fund, voting separately, must approve the Reorganization of their Fund into the Acquiring Fund. The Acquiring Fund also must obtain the shareholder approvals described in the enclosed Joint Proxy Statement (and in a separate joint proxy statement/prospectus being sent separately to holders of its common shares) with respect to the Reorganizations in order for the Reorganizations to occur. Because the closing of the Reorganizations is contingent on all of the Acquired Funds and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying their other closing conditions, it is possible that Premium Income’s Reorganization will not occur, even if shareholders of Premium Income approve the Reorganization and Premium Income satisfies all of its closing conditions, if one or more of the other Funds do not obtain their requisite shareholder approvals or satisfy their closing conditions. If all the shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund.

Q.	Will I have to pay any fees or expenses in connection with the Reorganizations?

A.	The costs of the Reorganizations (whether or not consummated) will be allocated among the Funds ratably based on the relative expected benefits of the Reorganizations comprised of forecasted cost savings and distribution increases, if any, to each Fund during the first year following the Reorganizations. Common shareholders will indirectly bear the costs of the Reorganizations. The costs of the Reorganizations are estimated to be $180,000 for the Acquiring Fund and $95,000 for Premium Income. Preferred shareholders are not expected to bear any costs of the Reorganizations. The Reorganizations are expected to result in cost savings (excluding the costs of leverage) over time for each Fund.

Q.	What is the timetable for the Reorganizations?

A.	If the shareholder voting and other conditions to closing are satisfied (or waived), the Reorganizations are expected to take effect on or about November 5, 2012 or as soon as practicable thereafter.

Q.	How does the Board recommend that I vote on the Reorganizations?

A.	After careful consideration, the Board has determined that the Reorganizations are in the best interests of each Fund and recommends that you vote FOR your Fund’s proposal(s).

General

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, your proxy solicitor, at (888) 916-1753 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, by telephone or over the Internet:

—	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

—	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

—	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

SEPTEMBER 20, 2012

NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC. (NMP)

AND

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 12, 2012

To the Holders of Variable Rate MuniFund Term Preferred Shares:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Nuveen Michigan Quality Income Municipal Fund, Inc. (“Quality Income” or “Acquiring Fund”) and Nuveen Michigan Premium Income Municipal Fund, Inc. (“Premium Income”) will be held in the offices of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), 333 West Wacker Drive, Chicago, Illinois 60606, on Friday, October 12, 2012, at 2:00 p.m., Central time, for the following purposes:

1.	Election of Board Members.

(a)	For each of Quality Income and Premium Income:

(i)	eight (8) Board members are to be elected by holders of common shares and preferred shares, voting together as a single class. Board members Amboian, Bremner, Evans, Kundert, Stockdale, Stone, Stringer and Toth are nominees for election by all shareholders.

(ii)	two (2) Board members to be elected by the holders of preferred shares only, voting separately as a single class. Board members Hunter and Schneider are nominees for election by holders of preferred shares.

2.	Domicile Change. The shareholders of Quality Income voting as set forth below, for an Agreement and Plan of Reorganization to enable the Fund to change its domicile from a Minnesota corporation to a Massachusetts business trust (the “Domicile Change”).

(a)	the common and preferred shareholders voting as a single class to approve the Agreement and Plan of Reorganization in connection with the proposed Domicile Change.

(b)	the preferred shareholders voting separately as a single class to approve the Agreement and Plan of Reorganization in connection with the proposed Domicile Change.

3.

Fund Combination Reorganization. The shareholders of each of Quality Income and Premium Income voting as set forth below, for an Agreement and Plan of Reorganization pursuant to which Premium Income would (i) transfer substantially all of its assets to the Acquiring Fund in exchange solely for common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of Premium Income, (ii) distribute such shares of the Acquiring Fund to the common shareholders and preferred shareholders of Premium Income (with cash being issued in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with applicable law.

For each of Quality Income and Premium Income:

(a)	the common and preferred shareholders voting as a single class, to approve the Agreement and Plan of Reorganization.

(b)	the preferred shareholders voting separately as a single class, to approve the Agreement and Plan of Reorganization.

4.	Approval of Issuance of Additional Common Shares by the Acquiring Fund.

For Quality Income:

(a)	the common and preferred shareholders voting as a single class to approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization.

(b)	the common shareholders voting separately as a single class to approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization.

5.	Approval of an Amendment to the Acquiring Fund’s Articles of Incorporation.

For Quality Income:

(a)	the common and preferred shareholders voting as a single class to approve an amendment to the Acquiring Fund’s articles of incorporation to increase the number of preferred shares that the Fund is authorized to issue.

(b)	the preferred shareholders voting separately as a single class to approve an amendment to the Acquiring Fund’s articles of incorporation to increase the number of preferred shares that the Fund is authorized to issue.

6.	With respect to each Fund, to transact such other business as may properly come before the Annual Meeting.

Only shareholders of record as of the close of business on August 13, 2012 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

As described in the accompanying Joint Proxy Statement under the captions “Proposal No. 2—Domicile Change—Comparison of Massachusetts Business Trusts and Minnesota Corporations—Dissenting Shareholders’ Rights of Appraisal” and “Information About the Reorganizations—Dissenting Shareholders’ Rights of Appraisal,” VMTP shareholders of Quality Income who object to the proposed domicile change of their Fund and VMTP shareholders of Premium Income who object to the proposed reorganization of their Fund into the Acquiring Fund are entitled to demand payment of the “fair value” of their VMTP Shares under procedures set forth in the Minnesota Business Corporation Act. The relevant sections of that Act are reproduced in Appendix F to the Joint Proxy Statement.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense for the Funds, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Annual Meeting. You may vote by mail, by telephone or over the Internet.

—	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

—	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

—	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

NUVEEN FUNDS

333 WEST WACKER DRIVE

CHICAGO, ILLINOIS 60606

(800) 257-8787

JOINT PROXY STATEMENT

NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC. (NMP)

AND

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

SEPTEMBER 20, 2012

This Joint Proxy Statement is being furnished to the holders of Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) of Nuveen Michigan Quality Income Municipal Fund, Inc. (“Quality Income” or “Acquiring Fund”) and Nuveen Michigan Premium Income Municipal Fund, Inc. (“Premium Income”), each a closed-end management investment company, in connection with the solicitation of proxies by each Fund’s Board of Directors (each, a “Board” and each Director, a “Board Member”) for use at the Annual Meeting of Shareholders of each Fund to be held in the offices of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), 333 West Wacker Drive, Chicago, Illinois 60606, on Friday, October 12, 2012, at 2:00 p.m., Central time, and at any and all adjournments or postponements thereof (each, an “Annual Meeting” and together, the “Annual Meetings”) to consider the proposals listed below and discussed in greater detail elsewhere in this Joint Proxy Statement. Among other proposals, each Fund’s Board has approved a series of mergers of single-state municipal closed-end funds, including the reorganization of each of Nuveen Michigan Dividend Advantage Municipal Fund (“Dividend Advantage”) and Premium Income (each, an “Acquired Fund” and together, the “Acquired Funds”) into Quality Income (each, a “Reorganization” and together, the “Reorganizations”). The enclosed proxy and this Joint Proxy Statement are first being sent to VMTP shareholders of the Funds on or about September 20, 2012. Shareholders of record of the Funds as of the close of business on August 13, 2012 are entitled to notice of, and to vote at, the Annual Meeting and any and all adjournments or postponements thereof.

This Joint Proxy Statement explains concisely what you should know before voting on the proposals described in this Joint Proxy Statement or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposals. Shareholders of a Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Board of each Fund has determined that the use of this Joint Proxy Statement for the Annual Meeting is in the best interests of each Fund and its preferred shareholders in light of the similar matters being considered and voted on by the preferred shareholders.

The following table indicates the proposals of each Fund for which the votes of shareholders are being solicited and which shareholders are solicited to vote with respect to each matter. Except as otherwise noted below, the common shareholders of a Fund vote together with the holders of the Fund’s VMTP Shares.

For Shareholders of Quality Income,

1(a)(i)	the common and preferred shareholders voting as a single class, to elect eight (8) Board Members,

1(a)(ii)	the preferred shareholders voting separately as a single class, to elect two (2) Board Members,

2(a)	the common and preferred shareholders voting as a single class to approve the Agreement and Plan of Reorganization in connection with the proposed domicile change,

2(b)	the preferred shareholders voting separately as a single class to approve the Agreement and Plan of Reorganization in connection with the proposed domicile change,

3(a)	the common and preferred shareholders voting as a single class to approve the Agreement and Plan of Reorganization,

3(b)	the preferred shareholders voting separately as a single class to approve the Agreement and Plan of Reorganization,

4(a)	the common and preferred shareholders voting as a single class, to approve the issuance of additional common shares in connection with the reorganization pursuant to the Agreement and Plan of Reorganization,

5(a)	the common and preferred shareholders voting as a single class to approve an amendment to the Fund’s articles of incorporation to increase the number of preferred shares that the Fund is authorized to issue,

5(b)	the preferred shareholders voting separately as a single class to approve an amendment to the Fund’s articles of incorporation to increase the number of preferred shares that the Fund is authorized to issue.

For Shareholders of Premium Income,

1(a)(i)	the common and preferred shareholders voting as a single class, to elect eight (8) Board Members,

1(a)(ii)	the preferred shareholders voting separately as a single class, to elect two (2) Board Members,

3(a)	the common and preferred shareholders voting as a single class, to approve the Agreement and Plan of Reorganization,

3(b)	the preferred shareholders voting separately as a single class, to approve the Agreement and Plan of Reorganization.

Each Fund is separately soliciting the votes of its respective common shareholders on each of the foregoing proposals that require common shareholders to vote together with preferred shareholders as a single class or common shareholders to vote separately as a single class through a separate proxy statement/prospectus and not through this Joint Proxy Statement.

ii

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of preferred shares of each Fund, 33 1/3% of the preferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Those persons who were shareholders of record at the close of business on August 13, 2012 will be entitled to one vote for each share held and, with respect to holders of common shares, a proportionate fractional vote for each fractional common share held.

As of August 13, 2012 the shares of the Acquiring Fund and Premium Income, as well as those of Dividend Advantage, issued and outstanding were as follows:

Fund Ticker Symbol*	Common Shares	MTP Shares	MTP Shares Ticker Symbol	VMTP Shares
Acquiring Fund, NUM	11,554,253	—	—	879
Premium Income, NMP	7,605,648	—	—	539
Dividend Advantage, NZW	2,053,086	1,631,300	NZW PrC	—

*	The common shares of Quality Income and Premium Income are listed on the New York Stock Exchange (“NYSE”). The common shares and MTP Shares of Dividend Advantage are listed on NYSE MKT (formerly NYSE Amex). VMTP Shares of Quality Income and Premium Income are not listed on any exchange. Upon the closing of the Reorganizations, it is expected that the common shares and MTP Shares of the Acquiring Fund to be issued in the Reorganizations will be listed on the NYSE and NYSE MKT, respectively. The VMTP Shares to be issued in the Reorganizations will not be listed on any exchange.

Domicile Change.    Quality Income is currently organized as a Minnesota corporation. The proposed change in domicile (the “Domicile Change”) for Quality Income seeks to reorganize the Fund into a newly created Massachusetts business trust (the “Successor Fund”). The Agreement and Plan of Reorganization for the Domicile Change (the “Domicile Agreement”) contemplates : (a) the assignment, conveyance, transfer and delivery of all of the assets of Quality Income in exchange for newly issued common shares and newly issued preferred shares (corresponding to the then outstanding preferred shares of Quality Income) of the Successor Fund and the assumption by the Successor Fund of all of the liabilities of Quality Income; and (b) the subsequent distribution of the newly issued common shares and newly issued preferred shares of the Successor Fund to the shareholders of the corresponding class of Quality Income in complete liquidation and termination of Quality Income. As a result of the Domicile Change, the shareholders of Quality Income would become shareholders of the Successor Fund. The Successor Fund will have the same investment objectives and policies as Quality Income. The Domicile Change is required to be approved by the affirmative vote of the holders of a majority of the outstanding shares of Quality Income’s common shares and preferred shares, voting as a single class, and by the affirmative vote of a majority of Quality Income’s outstanding preferred shares, voting separately as a single class. The Domicile Change is contingent upon certain conditions

iii

being satisfied or waived, including obtaining shareholder approval as set forth above and obtaining certain consents, confirmations and/or waivers from various third parties.

Reorganizations.    The proposed reorganizations for the Acquiring Fund and Acquired Funds seek to combine three Funds that have substantially similar investment objectives, policies and risks to achieve certain economies of scale and other operational efficiencies for the Funds (each, a “Reorganization” and together, the “Reorganizations”). The Agreement and Plan of Reorganization by and among each Acquired Fund and the Acquiring Fund (the “Agreement”) provides for: (i) the Acquiring Fund’s acquisition of substantially all of the assets of each Acquired Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and, with respect to Premium Income, newly issued VMTP Shares of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $100,000 per share, and, with respect to Dividend Advantage, newly issued MTP Shares of the Acquiring Fund, with a par value of $0.01 per share and a liquidation preference of $10 per share, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Acquired Fund; and (ii) the distribution of the Acquiring Fund common shares and Acquiring Fund preferred shares received by each Acquired Fund to its common and preferred shareholders, respectively, as part of the liquidation, dissolution and termination of each Acquired Fund in accordance with applicable law. The aggregate net asset value of Acquiring Fund common shares received by each Acquired Fund in a Reorganization will equal, as of the Valuation Date (as such term is defined on page 46), the aggregate net asset value of Acquired Fund common shares held by shareholders of such Acquired Fund as of such time. Prior to the closing of the Reorganizations, the net asset value of each Acquired Fund and Acquiring Fund will be reduced by the costs of the Reorganization borne by such Fund. Preferred shareholders of Premium Income will receive the same number of Acquiring Fund VMTP Shares, having substantially identical terms as the outstanding VMTP Shares of Premium Income held by such preferred shareholders immediately prior to the closing of the Reorganizations. The new series of the Acquiring Fund VMTP Shares will have the same terms, rights and preferences as the Premium Income VMTP Shares exchanged therefor, including, without limitation, the same mandatory and optional redemption terms, liquidation preference and variable dividend rate provisions. The aggregate liquidation preference of the preferred shares issued by the Acquiring Fund in the Reorganizations will equal the aggregate liquidation preference of the preferred shares of the Acquired Funds held immediately prior to the Reorganizations.

All preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations will have equal priority with each other and with the Acquiring Fund’s existing outstanding preferred shares as to the payment of dividends and as to the distribution of assets in the event of the Acquiring Fund’s liquidation. In addition, the preferred shares of the Acquiring Fund, including preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations, will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and as to the distribution of assets in the event of the Acquiring Fund’s liquidation. The Acquiring Fund currently has one series of VMTP Shares outstanding, and such shares will remain outstanding following the Reorganizations. In addition to issuing VMTP Shares to holders of Premium Income’s VMTP Shares, the Acquiring Fund also will be issuing shares of a new series of MuniFund Term Preferred Shares (“MTP Shares”) in exchange for the outstanding MTP Shares of Dividend Advantage in connection with the Reorganization of Dividend Advantage. Accordingly, following the completion of the Reorganizations, two series of VMTP Shares and one series of MTP Shares of the Acquiring Fund will be outstanding, and holders of Premium Income VMTP Shares will hold a significantly smaller percentage of the outstanding VMTP Shares of the Acquiring Fund than they held in Premium Income. Because MTP

iv

Shares have a liquidation preference of $10 per share and VMTP Shares have a liquidation preference of $100,000 per share, holders of VMTP Shares will hold a significantly smaller percentage of outstanding preferred shares. Holders of VMTP Shares should consider the dilutive effect of the Reorganization on their voting right when determining whether to approve the Reorganization.

If Acquiring Fund shareholders approve the proposed Domicile Change and the Domicile Change closes prior to the Reorganizations, shareholders of the Acquired Funds, including VMTP shareholders of Premium Income, will receive shares of beneficial interest of the Successor Fund. If Acquiring Fund shareholders do not approve the proposed Domicile Change, shareholders of the Acquired Funds will receive shares of Quality Income.

The Acquiring Fund will continue to operate after the Reorganizations as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement. With respect to each Reorganization, the Reorganization is required to be approved by the affirmative vote of the holders of a majority of the outstanding shares of the Acquired Fund’s common shares and preferred shares, voting as a single class, and by the affirmative vote of a majority of the Acquired Fund’s outstanding preferred shares, voting separately as a single class. Each Reorganization also is required to be approved by the affirmative vote of the holders of a majority of the Acquiring Fund’s outstanding common shares and preferred shares, voting as a single class, and by the affirmative vote of a majority of the Acquiring Fund’s outstanding preferred shares, voting separately as a single class. In addition, (i) common and preferred shareholders of the Acquiring Fund voting as a single class, and common shareholders voting separately, are being asked to approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganizations, and (ii) common and preferred shareholders of the Acquiring Fund voting as a single class, and preferred shareholders voting separately as a single class, are being asked to approve an amendment to the Acquiring Fund’s articles of incorporation ( the “Acquiring Fund Articles of Incorporation”) to increase the number of preferred shares the Fund is authorized to issue. If shareholders of the Acquiring Fund approve the proposed Domicile Change and the Domicile Change closes prior to the Reorganizations, approval of the amendment to the Acquiring Fund Articles of Incorporation will not be required to effect the Reorganizations. If shareholders of the Acquiring Fund do not approve the proposed Domicile Change, approval of the amendment to the Acquiring Fund Articles of Incorporation will be required to effect the Reorganizations.

The closing of the Reorganization is contingent upon the closing of all the Reorganizations. In order for the Reorganizations to occur, the Acquiring Fund and each Acquired Fund must obtain the requisite shareholder approvals, as well as certain consents, confirmations and/or waivers from various third parties. Because the closing of the Reorganizations is contingent on all of the Acquired Funds and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) their other closing conditions, it is possible that Premium Income’s Reorganization will not occur, even if shareholders of Premium Income approve the Reorganization and Premium Income satisfies all of its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interest of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund.

This Joint Proxy Statement concisely sets forth the information holders of VMTP Shares of Premium Income and Quality Income should know before voting on the proposals. Holders of VMTP Shares should read it carefully and retain it for future reference.

v

The following documents have been filed with the SEC and are incorporated into this Joint Proxy Statement by reference:

(i)	the audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund contained in the Fund’s Annual Report for the fiscal year ended February 29, 2012; and

(ii)	the audited financial statements and related independent registered public accounting firm’s report for Premium Income contained in the Fund’s Annual Report for the fiscal year ended February 29, 2012.

No other parts of the Funds’ Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (800) 257-8787 or writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606. In addition, the Acquiring Fund will furnish, without charge, a copy of its most recent Annual Report or Semi-Annual Report to a shareholder upon request. Any such request should be directed to the Acquiring Fund by calling (800) 257-8787 or by writing the Acquiring Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s New York Regional Office (3 World Financial Center, Suite 400, New York, New York 10281) or Chicago Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE and NYSE MKT, 11 Wall Street, New York, New York 10005.

VMTP Shares of the Acquiring Fund and Premium Income are not listed on any exchange and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and unless so registered, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, the VMTP Shares to be issued in the Premium Income Reorganization are being offered and sold only to holders of VMTP Shares of Premium Income that are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(2) of the Securities Act and are subject to restrictions on transfer. See the Confidential Information Memorandum (the “Memorandum”) attached as Appendix G to this Joint Proxy Statement.

vi

JOINT PROXY STATEMENT

SEPTEMBER 20, 2012

NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC. (NMP)

AND

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

vii

TABLE OF CONTENTS

(continued)

viii

PROPOSAL NO. 1—THE ELECTION OF BOARD MEMBERS (SHAREHOLDERS OF EACH FUND)

Quality Income and Premium Income

At the Annual Meeting of each of Quality Income and Premium Income (each, a “Minnesota Fund”), Board Members are to be elected to serve until the next annual meeting or until their successors have been duly elected and qualified. Under the terms of each Minnesota Fund’s organizational documents, under normal circumstances, holders of preferred shares are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of common shares and preferred shares, voting together as a single class. If shareholders of Quality Income approve the Domicile Change proposal, the Board of the Successor Fund will be divided into three classes, consistent with the Board structure for other Nuveen funds organized as Massachusetts business trusts. See Proposal 2 below.

For each Minnesota Fund:

(i)	eight (8) Board Members are to be elected by holders of common shares and preferred shares, voting together as a single class. Board Members Amboian, Bremner, Evans, Kundert, Stockdale, Stone, Stringer and Toth are nominees for election by all shareholders.

(ii)	two (2) Board Members are to be elected by holders of preferred shares only, voting separately as a single class. Board Members Hunter and Schneider are nominees for election by holders of preferred shares.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund’s present Board.

For each Minnesota Fund, each Board Member was last elected to each Fund’s Board at the annual meeting of shareholders held on November 15, 2011 and adjourned until December 16, 2011.

Other than Mr. Amboian (for all Funds), all Board Member nominees are not “interested persons” as defined in the 1940 Act, of the Funds or of Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors” or the “Adviser”), the investment adviser to each Fund, and have never been an employee or director of Nuveen Investments, the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal to elect nominees for each Fund, abstentions and broker non-votes will have no effect on the election of Board Members.

The Board unanimously recommends that shareholders vote FOR the election of the nominees named below.

Board Nominees/Board Members

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Nominees/Board Members who are not interested persons of the Funds

Robert P. Bremner c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Chairman of the Board, Board Member	Term: Annual or Class III Board Member until 2012 Length of Service: Since 1996; Chairman of the Board since 2008; Lead Independent Director (2005-2008)	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	220	None

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Board Member	Term: Annual or Class III Board Member until 2012 Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc. (a regional financial services firm).	220	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 2004	Dean Emeritus (since June 30, 2012), formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and President, (since July 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	220	Director of Xerox Corporation (since 2004)

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Board Member	Term: Annual or Class II Board Member until 2014 Length of Service: Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	220	None

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
William J. Schneider(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Board Member	Term: Annual or Class III Board Member until 2012 Length of Service: Since 1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Member, Mid-America Health System Board; Member, University of Dayton Business School Advisory Council; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Member, Dayton Philharmonic Orchestra Association; formerly, Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	220	None

Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	220	None

Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 2007	Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	220	Director, Chicago Board Options Exchange (since 2006)

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Virginia L. Stringer c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/16/44)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 2011	Board Member, Mutual Fund Directors Forum; Governance consultant and non-profit board member; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	220	Previously, Independent Director (1987-2010) and Chair First American Fund Complex (1997-2010)

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Terence J. Toth(3) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Board Member	Term: Annual or Class II Board Member until 2014 Length of Service: Since 2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	220	None

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Nominee/Board Member who is an interested person of the Funds

John P. Amboian(4) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Board Member	Term: Annual or Class II Board Member until 2014 Length of Service: Since 2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999), formerly, President (1999-2007) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Investments Advisors, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	220	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.
(2)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(3)	Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, Inc., to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.
(4)	“Interested person” as defined in the 1940 Act, by reason of his positions with Nuveen Investments Inc. and certain of its subsidiaries.

The dollar range of equity securities beneficially owned by each Board Member in each Fund and all Nuveen funds overseen by the Board Member as of January 31,, 2012 is set forth in Appendix D. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of January 31 2012 is set forth in Appendix D. As of January 31, 2012, Board Members and executive officers as a group beneficially owned approximately 1,280,000 shares of all funds managed by the Adviser (including shares held by the Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan), and each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of each Fund. As of August 31, 2012, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. Information regarding beneficial owners of more than

5% of any class of shares of any Fund is provided under “General Information—Shareholders of the Acquiring Fund and the Acquired Funds”.

Compensation

Prior to January 1, 2012, each Independent Board Member received a $120,000 annual retainer plus: (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; and (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance was required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance was not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held. In addition to the payments described above, the Independent Chairman of the Board received $75,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee received $10,000 each and the chairperson of the Nominating and Governance Committee received $5,000 as additional retainers. Independent Board Members also received a fee of $3,000 per day for site visits to entities that provided services to the Nuveen funds on days on which no Board meeting was held. When ad hoc committees were organized, the Nominating and Governance Committee at the time of formation determined compensation to be paid to the members of such committee; however, in general, such fees were $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance was required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required. The annual retainer, fees and expenses were allocated among the Nuveen Funds on the basis of relative net assets, although management might have, in its discretion, established a minimum amount to be allocated to each fund.

Effective January 1, 2012, Independent Board Members receive a $130,000 annual retainer plus: (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of the Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds and the Board Member of each Fund who is not an Independent Board Member serve without any compensation from the Funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to each Board Member nominee for its last fiscal year:

Aggregate Compensation from the Funds(1)

Fund	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Quality Income	$982	$712	$689	$740	$724	$768	$699	$648	$721
Dividend Advantage	168	129	119	129	131	128	128	119	132
Premium Income	587	446	411	447	459	443	443	411	457
Total Compensation from Nuveen Funds Paid to Board Members/Nominees(2)	$329,731	$260,124	$218,576	$244,966	$259,415	$248,033	$245,650	$175,000	$263,891

(1)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Quality Income	$151	$184	$689	$740	$—	$431	$—	$—	$—
Dividend Advantage	—	—	—	—	—	—	—	—	—
Premium Income	—	—	—	—	—	—	—	—	—

(2)	Based on the total compensation paid, including deferred fees (including the return from the assumed investment in the eligible Nuveen funds), to the Board Members for the calendar year ended December 31, 2011 for services to the Nuveen open-end and closed-end funds advised by the Adviser.

Board Leadership Structure and Risk Oversight

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected Robert P. Bremner as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian. The number of Executive Committee meetings of each Fund held during its last fiscal year is shown in Appendix D.

The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth. The number of Dividend Committee meetings of each Fund held during its last fiscal year is shown in Appendix D.

The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the 1934 Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE or NYSE MKT, as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE or NYSE MKT, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, David J. Kundert, Chair, William J. Schneider, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Funds. A copy of the Charter is attached as Appendix E. The number of Audit Committee meetings of each Fund held during its last fiscal year is shown in Appendix D.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Jack B. Evans, William C. Hunter, William J. Schneider, Judith M. Stockdale, Chair, and Virginia L. Stringer. The number of Compliance Committee meetings of each Fund held during its last fiscal year is shown in Appendix D.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Member at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Info/Shareholder/, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NYSE MKT listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. The number of Nominating and Governance Committee meetings of each Fund held during its last fiscal year is shown in Appendix D.

Effective January 1, 2012, the Board approved the creation of the Closed-End Funds Committee. The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as closed-end investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Robert P. Bremner, Jack B. Evans, William C. Hunter, William J. Schneider, Chair, and Carole E. Stone.

The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown in Appendix D. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Info/Shareholder/.

Board Diversification and Board Member Qualifications. In determining that a particular Board Member was qualified to serve on the Board, the Board considers each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

John P. Amboian

Mr. Amboian, an interested Board Member of the Funds, joined Nuveen Investments in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen Investments as Executive Vice President and Chief Financial Officer. Prior to joining Nuveen Investments, Mr. Amboian held key management positions with two consumer product firms affiliated with the Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. He received a Bachelor’s degree in economics and a Masters of Business Administration (“MBA”) from the University of Chicago. Mr. Amboian serves on the Board of Directors of Nuveen Investments and is a Board Member or Trustee of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.

Robert P. Bremner

Mr. Bremner, the Board’s Independent Chairman, is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a

regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group, is a member of the Board of Regents for the State of Iowa University System, and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is Director and President of Beta Gamma Sigma, Inc., The International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently, Mr. Kundert is a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He received his Bachelor of Arts degree from Luther College, and his Juris Doctor from Valparaiso University.

William J. Schneider

Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a member of the Business Advisory Council for the University of Dayton College of Business. Mr. Schneider was

an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration degree from the University of Dayton.

Judith M. Stockdale

Ms. Stockdale is currently Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty five years of corporate experience, having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth has served as a Director of Legal & General Investment Management America, Inc. (since 2008) and as a Managing Partner at Promus Capital (since 2008). From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of the Goodman Theatre, Chicago Fellowship and the Mather Foundation, and is Chairman of the Board of Catalyst Schools of Chicago. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Independent Chairman. Robert P. Bremner serves as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (a) presiding at all meetings of the Board and of the shareholders; (b) seeing that all orders and resolutions of the Board Members are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Board Member Terms. For each Minnesota Fund, currently, all Board Members are elected annually. With respect to Quality Income, if the Domicile Change is approved, the Successor Fund would adopt a staggered board structure consistent with the structure for other Nuveen funds organized as Massachusetts business trusts. For the Current Massachusetts Fund, shareholders will be asked to elect Board Members as each Board Member’s term expires, and with respect to Board Members elected by holders of common shares such Board Member shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified. Unless otherwise noted, the following information is as of August 15, 2012.

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	220

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
William Adams IV 333 West Wacker Drive Chicago, IL 60606 (6/9/55)	Vice President	Term: Annual Length of Service: Since 2007	Senior Executive Vice President, Global Structured Products, formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	118

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1/11/62)	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC.	118

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term: Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors (since 2011); Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt. (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	220

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term: Annual Length of Service: Since 1998	Managing Director (since 2004) of Nuveen Securities, LLC; Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	220

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term: Annual Length of Service: Since 1993	Senior Vice President (since 2010); formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Securities, LLC; Vice President (2005-2010) of Nuveen Fund Advisors, Inc.; Certified Public Accountant.	220

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (8/20/70)	Vice President and Treasurer	Term: Annual Length of Service: Since 2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer of Nuveen Investments Advisers, Inc., Nuveen Investments Holdings, Inc., Nuveen Fund Advisors, Inc. and of Nuveen Asset Management, LLC (since 2011); Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	220

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.; Senior Vice President (since 2008) and Assistant Secretary (since 2003), of Nuveen Fund Advisors, Inc.; , formerly, Vice President (2008-2011) of Nuveen Securities, LLC.	220

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	220

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008) of Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Vice President and Assistant Secretary of Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and (since 2010) Winslow Capital Management, Inc.; Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	220

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 (3/30/53)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	220

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.

PROPOSAL NO. 2—DOMICILE CHANGE (QUALITY INCOME SHAREHOLDERS ONLY)

General

Quality Income is governed by the 1940 Act as well as by the law of the state of its organization. Quality Income is currently organized as a Minnesota corporation. The proposed Domicile Change for Quality Income seeks to change Quality Income’s organization to a Massachusetts business trust, by reorganizing the Fund into the Successor Fund. The Domicile Agreement, in the form attached as Appendix A, sets forth the terms and conditions of the Domicile Change reorganization. Material provisions of the Domicile Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Domicile Agreement.

If the Domicile Change takes place, Quality Income will adopt a declaration of trust substantially similar to the declarations of trust in effect for other funds in the Nuveen family of funds that are organized as Massachusetts business trusts, including Dividend Advantage. The Board of Quality Income believes that the Domicile Change will achieve savings and operating efficiencies by simplifying the legal administration of the fund through the increased standardization of charter documents among the Nuveen family of funds, most of which are organized as Massachusetts business trusts. Among such potential efficiencies are lower expenses, particularly legal expenses, associated with compliance by the Nuveen family of funds with Massachusetts law only, rather than both Minnesota and Massachusetts law.

As more fully described below, although the Domicile Change is structured as a reorganization, the proposed Domicile Change is not intended to change any investment policies or restrictions, the manner in which the Fund is managed, the portfolio manager of the Fund, the Fund’s Board Members or officers or the Fund’s service providers.

A Massachusetts business trust is established by trustees (who serve the same role as directors of a Minnesota corporation) under a declaration of trust, which sets forth various provisions relating primarily to the authority of the trust to conduct business and the specific rules governing the trust.

The Board of Quality Income considered all material issues associated with the proposed Domicile Change and determined that the Domicile Change is in the best interests of the Fund and that the interests of the existing shareholders of Quality Income would not be diluted with respect to net asset value as a result of the Domicile Change.

If approved by shareholders, the Domicile Change is expected to take effect on such date as Quality Income and the Successor Fund agree (the “Effective Time”). If shareholders of Quality Income do not approve the Domicile Change, the Fund will continue to do business as a Minnesota corporation.

Terms of the Domicile Change

If the Domicile Change is approved by shareholders and the other conditions are satisfied or waived, the Successor Fund will, at the Effective Time, acquire all of the assets of Quality Income. In exchange, the Successor Fund would assume all debts, liabilities, obligations and duties of Quality Income, and the Successor Fund would issue to Quality Income common shares of beneficial interest and preferred shares of beneficial interest of the Successor Fund to Quality Income. The number of

Successor Fund common shares to be issued would be equal in number and value to the Quality Income common shares outstanding as of close of business on the business day immediately preceding the Effective Time. With respect to each series of preferred shares of Quality Income, the number of preferred shares of the corresponding series of the Successor Fund to be issued would be equal in number to the preferred shares of such series of Quality Income outstanding as of the Effective Time.

In connection with the Domicile Change, Quality Income, as the sole initial shareholder of the Successor Fund will take the following actions:

(1)	approve the Investment Management Agreement for the Successor Fund on substantially similar terms as Quality Income’s Investment Management Agreement;

(2)	approve the Sub-Advisory Agreement for the Successor Fund on substantially similar terms as Premium Income’s Sub-Advisory Agreement;

(3)	approve the assignment and assumption of the Agreement with respect to Premium Income; and

(4)	elect as Board Members of the Successor Fund the same persons who are Board Members of Quality Income prior to the closing of the Domicile Change, such Board Members to be designated as Class I, Class II or Class III Board Members.

A vote in favor of the Domicile Change will be deemed to authorize Quality Income as the initial shareholder of the Successor Fund to the approve all of the foregoing items with respect to the Successor Fund.

Prior to the Effective Time, the Successor Fund will repurchase the initial share held by Quality Income. As soon as practicable after the Effective Time, Quality Income will liquidate and distribute to its common shareholders of record the Successor Fund common shares it receives, and to its preferred shareholders of record the corresponding series of Successor Fund preferred shares it receives. Each common shareholder of Quality Income will receive common shares of the Successor Fund equal in number and value to Quality Income common shares held by such common shareholder as of the close of business on the business day immediately preceding the Effective Time, and each preferred shareholder will receive one preferred share of the Successor Fund for each preferred share of such series of Quality Income held by such preferred shareholder as of the close of business on the business day immediately preceding the Effective Time.

Following the Domicile Change, common shareholders of Quality Income shares would own common shares of the Successor Fund equal in number and value to Quality Income common shares held as of the close of business on the business day immediately preceding the Effective Time. A common shareholder will therefore acquire the same pro rata interest in the Successor Fund as of the Effective Time of the Domicile Change as that common shareholder had in Quality Income immediately prior to the Domicile Change.

Following the Domicile Change, preferred shareholders of Quality Income would own the same number of the corresponding series of preferred shares of the Successor Fund as he or she held of Quality Income as of the close of business on the business day immediately preceding the Effective Time of the Domicile Change, and the Successor Fund preferred shares would have rights and preferences substantially similar to those of the corresponding series of preferred shares of Quality Income. Following the Domicile Change, holders of Successor Fund preferred shares would be entitled to receive, on the date that, but for the Domicile Change, would have been the next dividend payment date in respect of the Quality Income preferred shares, dividends accumulated and equal to the amount that would have been paid on such date with respect to the Quality Income preferred shares, but for the Domicile Change.

Under the terms of the Domicile Agreement, the closing of the Domicile Change is conditioned upon (a) the requisite approval by Quality Income’s shareholders, (b) receipt of opinions substantially to the effect that the Domicile Change will qualify as a reorganization under the Internal Revenue Code of 1986, as amended (the “Code”) and that the preferred shares of the Successor Fund to be issued in the Domicile Change will qualify as equity in the Successor Fund for federal income tax purposes, (c) the absence of legal proceedings challenging the Domicile Change and (d) receipt of certain customary certificates, legal opinions, consents, confirmations and/or waivers from various third parties.

The Domicile Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by such party’s Chief Administrative Officer or the Vice President without further action by the Board. In addition, either party may at its option terminate the Domicile Agreement at or before the Effective Time due to (a) a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or before the Effective Time, if not cured within 30 days; (b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met; or (c) a determination by its Board that the consummation of the transaction contemplated by the Domicile Agreement is not in the best interests of the party.

Certain Comparative Information about the Successor Fund and Quality Income

As a Massachusetts business trust, the Successor Fund’s operations will be governed by its declaration of trust, by-laws and applicable Massachusetts law. As a Minnesota corporation, Quality Income’s operations are governed by its articles of incorporation, by-laws and applicable Minnesota law. If the Domicile Change is approved, the operations of the Successor Fund will be subject to the provisions of the 1940 Act and the rules and regulations thereunder and applicable state securities laws. Set forth below is a discussion of the major similarities and differences between the Successor Fund and Quality Income.

Investment objectives, policies and general portfolio characteristics.    The investment objectives, policies and general portfolio characteristics of the Successor Fund will not change as a result of the Domicile Change.

Board Members and Officers.    The Board Members and officers of Quality Income serving immediately prior to the Domicile Change will serve in the same capacity for the Successor Fund immediately after the Domicile Change. While the Successor Fund will have the same board members, the Successor Fund has a different board structure than Quality Income. All members of the Board of Quality Income stand for election each year. In contrast, pursuant to the Successor Fund’s by-laws, the board of trustees is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stands for election each year. As a result, it would take three years to elect a new Board of Trustees of the Successor Fund.

Common Shares.    Notwithstanding that the Successor Fund is organized as a Massachusetts business trust and Quality Income is organized as a Minnesota corporation, the common shares of the

Successor Fund and Quality Income have similar voting rights and equal rights with respect to the payment of dividends and as to distribution of assets upon liquidation and have no preemptive, conversion or exchange rights or rights to cumulative voting. Common shareholders of the Successor Fund and Quality Income do not have dissenters’ rights of appraisal. The terms of the Successor Fund’s Dividend Reinvestment Plan will be identical to the terms of Quality Income’s Dividend Reinvestment Plan immediately prior to the Domicile Change.

Preferred Shares.    The terms of the Successor Fund preferred shares issued pursuant to the Domicile Change will be substantially similar to the terms of the corresponding preferred shares of Quality Income, except that, under Minnesota law, holders of Quality Income preferred shares also have dissenters’ rights of appraisal. Following the Domicile Change, shareholders of Successor Fund preferred shares will not have dissenters’ rights of appraisal. Quality Income currently is authorized to issue up to 1,000,000 preferred shares. The Successor Fund would be authorized to issue an unlimited number of preferred shares.

Investment Management and Sub-Advisory Agreements.    The Investment Management and Sub-Advisory Agreements for the Successor Fund will be substantially the same as those for Quality Income, except for their dates and initial terms, and with respect to the Investment Management Agreement, references to leverage have been updated to reflect the current forms of leverage being used.

Comparison of Massachusetts Business Trusts and Minnesota Corporations

Set forth below is a discussion of the major similarities and differences between the Successor Fund and Quality Income. The summary is based on relevant provisions of applicable Massachusetts law and the Minnesota Business Corporation Act (the “MBCA”) and the operative documents of the Successor Fund and Quality Income and does not purport to be complete.

General

Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration of trust or other charter document. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certainty that corporate laws like those of Minnesota, or newer statutory trust laws, such as those of Delaware, provide. For a Minnesota corporation, unlike a Massachusetts business trust, the MBCA prescribes many aspects of corporate governance.

Shareholders of a Minnesota corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust of the Successor Fund contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. The directors of a Minnesota corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations by the MBCA. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations also may provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust of the Successor Fund contains such provisions.

Massachusetts Business Trusts

The declaration of trust of the Successor Fund provides that the business and affairs of the Fund are managed by the trustees and in construing the provisions of the declaration of trust there is a presumption in favor of a grant of power to the trustees. Under the declaration of trust, any determination as to what is in the interests of the Fund made by the trustees in good faith is conclusive and is binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations shall be so binding. The following is a summary of some of the material provisions of the Successor Fund’s governing documents.

Shareholder Voting.    The declaration of trust of the Successor Fund requires a shareholder vote on a number of matters, including certain amendments to the declaration of trust, the election of trustees, the merger or reorganization of the Successor Fund (under certain circumstances) or sales of assets in certain circumstances and matters required to be voted by the 1940 Act.

Meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The by-laws of the Successor Fund provide that the holders of a majority of the voting power of the shares of beneficial interest of the Successor Fund entitled to vote at a meeting shall constitute a quorum for the transaction of business. The declaration of trust contains super-majority voting provisions with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, the Successor Fund, or its conversion to an open-end investment company under certain circumstances. These provisions of the declaration of trust may not be amended without a vote of two-thirds of the Fund’s shareholders. A vote is not required, however, by shareholders for any transaction whereby the Fund issues shares in connection with the acquisition of assets from any other investment company or similar entity. The declaration of trust of the Successor Fund provides that the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of trustees, which only requires a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the declaration of trust and by-laws.

Election and Removal of Trustees.    The declaration of trust of the Successor Fund provides that the trustees determine the size of the board, subject to a minimum of two and a maximum of twelve, and set and alter the terms of office of the trustees, and may make their terms of unlimited duration. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the board may be filled by the remaining trustees. A trustee may only be removed for cause by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee.

Issuance of Shares.    Under the declaration of trust of the Successor Fund, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes.    The declaration of trust of the Successor Fund gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Declaration of Trust.    Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and, as noted above, any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the outstanding common shares and preferred shares, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class.

Shareholder, Trustee and Officer Liability.    The declaration of trust of the Successor Fund provides that shareholders have no personal liability for the acts or obligations of the Successor Fund and require the Successor Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Successor Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the declaration of trust provides that any person who is a trustee, officer or employee of the Successor Fund is not personally liable to any person in connection with the affairs of the Successor Fund, other than to the Successor Fund and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The declaration of trust also provides that the trustees may rely in good faith on expert advice.

Derivative Actions.    Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

Minnesota Corporations

A Minnesota corporation is governed by the MBCA, its articles of incorporation and by-laws. Some of the key provisions of the MBCA and the articles of incorporation and by-laws of Quality Income (the “Minnesota Fund”) are summarized below.

Shareholder Voting.    Under the MBCA, a Minnesota corporation generally cannot dissolve, amend its articles of incorporation, sell or otherwise transfer all or substantially all of its property and assets outside the ordinary course of business, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the articles of incorporation of the corporation, there may be various exceptions to these votes. Shareholders of Minnesota corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The Minnesota Fund’s articles of incorporation contain such provisions regarding fractional shares.

Election and Removal of Directors.    Shareholders of a Minnesota corporation generally are entitled to elect and remove directors. Shareholders of the Minnesota Fund may elect directors at any meeting at which a quorum is present. The MBCA and the Minnesota Fund’s by-laws provide that directors are elected by a plurality of votes validly cast at such election. The MBCA does not require a corporation to hold an annual meeting unless required by the articles of incorporation or by-laws. The Minnesota Fund’s by-laws state that annual meetings of shareholders are not required and that a special meeting of shareholders may be called by shareholders holding 10% or more of the shares entitled to vote on the matters to be presented at the meeting. The articles of incorporation provide that a director may be removed from office only for cause, and then by a vote of the shareholders holding 66 2/3% of the shares entitled to vote at an election of directors.

Amendments to the Articles of Incorporation.    Under the MBCA, shareholders of corporations generally are entitled to vote on amendments to the articles of incorporation.

Issuance of Shares.    The board of directors of a Minnesota corporation has the power to authorize the issuance of shares. If so provided in the articles of incorporation (and the articles of incorporation of the Minnesota Fund does so provide), the board of directors may authorize the issuance of shares in more than one class or series, and prior to issuance of shares of each class or series, the board of directors must set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Shareholder, Director and Officer Liability.    Under Minnesota law, shareholders generally are not personally liable for debts or obligations of a corporation. Minnesota law provides that a director’s personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director may be eliminated or limited in the articles of incorporation, except for a director’s breach of the duty of loyalty, for acts or omissions not in good faith or that involve an intentional or knowing violation of law, or for any transaction from which the director derived an improper personal benefit. The articles of incorporation of the Minnesota Fund provide such a limitation of director liability. Minnesota law provides that, unless prohibited by a corporation’s articles of incorporation or by-laws, a corporation must indemnify and advance expenses to its directors for acts and omissions in their official capacity, subject to certain exceptions, and the articles of incorporation of each Minnesota Fund do not prohibit such indemnification or advances. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Preemptive Rights.    Pursuant to the Minnesota Fund’s articles of incorporation, shareholders of the Acquiring Fund have no preemptive rights.

Dissenters’ Right of Appraisal.    Under Minnesota Law, shareholders generally are entitled to assert dissenters’ rights in connection with certain amendments to the articles of incorporation, asset sales and reorganizations and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. These rights, however, are subject to certain exceptions under the MBCA, including, in the case of asset sales and reorganizations, if the shares to which the dissenters’ rights relate and the shares, if any, that a shareholder is to receive are traded on an exchange.

Derivative Actions.    Under Minnesota law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Successor Fund and the Minnesota Fund and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Dissenting Shareholders’ Rights of Appraisal

Under Minnesota law, common shareholders of Quality Income do not have dissenters’ rights of appraisal in connection with the Domicile Change because the Fund’s common shares are listed and trade on an exchange. Holders of VMTP Shares of the Minnesota Fund, however, are entitled to assert dissenters’ rights in connection with the Domicile Change and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. Only holders of VMTP Shares of the Minnesota Fund as of the Record Date are entitled to assert dissenters’ rights in connection with the Domicile Change. These dissenters’ rights, and the procedures pertaining to them, are set forth in Minnesota Statutes, Sections 302A.471 and 302A.473, copies of which are attached to this Joint Proxy Statement as Appendix F. The following summary of these rights and procedures is qualified in its entirety by reference to Appendix F. Holders of VMTP Shares of the Minnesota Fund should note that they will lose their dissenters’ rights of appraisal if they do not follow the required procedures carefully.

Notice of Dissent

A holder of VMTP Shares of the Minnesota Fund who is entitled to dissent under Minnesota law and who wishes to exercise dissenters’ rights with respect to the Domicile Change must file a written notice of intent to demand the fair value with the Minnesota Fund before the Annual Meeting. The shareholder must not vote his or her VMTP Shares in favor of the Domicile Agreement. For this purpose, the “fair value” of the shares means the value of the Minnesota Fund VMTP Shares immediately prior to the Effective Time. A written notice of intent to demand the fair value of the Minnesota Fund VMTP Shares should be submitted to the Minnesota Fund addressed to “Secretary, Nuveen Michigan Quality Income Municipal Fund, Inc., 333 West Wacker Drive, Chicago, Illinois 60606.”

This written notice is in addition to and separate from any proxy or vote against the Domicile Agreement. It should specify the shareholder’s name and mailing address, the number of Minnesota Fund VMTP Shares owned and that the shareholder intends to demand the fair value, plus interest, of the shareholder’s VMTP Shares. Voting against, abstaining from voting or failing to vote on the Domicile Agreement does not constitute a demand for appraisal within the meaning of Minnesota law.

Only holders of Quality Income VMTP Shares of record as of the record date for the Annual Meeting, and beneficial owners as of that date who hold VMTP Shares through those record shareholders, are entitled to exercise dissenters’ rights of appraisal. A shareholder cannot assert dissenters’ rights of appraisal as to less than all the VMTP Shares that are registered in that shareholder’s name, except where some of the VMTP Shares are registered in that shareholder’s name but are beneficially owned by one or more other persons. If a record owner, such as a broker, nominee, trustee or custodian, wishes to dissent with respect to Minnesota Fund VMTP Shares that are beneficially owned by another person, the record owner must dissent with respect to all of the VMTP Shares that are beneficially owned by that person and must disclose the name and address of the beneficial owner on whose behalf the dissent is made. A beneficial owner of Minnesota Fund VMTP Shares who is not the record owner of those shares may assert dissenters’ rights of appraisal as to the VMTP Shares held on that person’s behalf, provided that the beneficial owner submits a written consent of the record owner to the Minnesota Fund at or before the time dissenters’ rights are asserted.

Shareholders who wish to assert dissenters’ rights of appraisal must not vote for adoption of the Domicile Agreement. A shareholder’s failure to vote against the Domicile Agreement will not constitute a waiver of dissenters’ rights. However, if a shareholder returns a signed proxy but does not specify a vote against the Domicile Agreement or a direction to abstain, the proxy will be voted for approval of the Domicile Agreement, which will have the effect of waiving that shareholder’s dissenters’ rights.

Notice of Procedure; Deposit of Shares

If Quality Income’s shareholders approve the Domicile Agreement, Quality Income will send a notice (the “Notice of Procedure”) to all holders of the Fund’s VMTP Shares who have provided timely written notice of their intent to demand fair value. The Notice of Procedure will contain the information required by Subdivision 4 of Section 302A.473 of the Minnesota Statutes. In order to receive the fair value of the Minnesota Fund VMTP Shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the Notice of Procedure was given, but the dissenter retains all other rights of a shareholder until the applicable Reorganization takes effect. Quality Income may establish contingent liabilities for any VMTP Shares for which a demand has been, or is anticipated to be, received.

Payment; Return of Shares

After the Effective Time, the Minnesota Fund shall remit to each dissenting holder of VMTP Shares who has complied with the requirements for asserting dissenters’ rights the amount the Fund estimates to be the fair value of the shares, plus interest, accompanied by the materials specified by Subdivision 5 of Section 302A.473 of the Minnesota Statutes (the “Payment Materials”). These payments may be subject to withholding taxes.

Quality Income may withhold this payment from a person who was not a holder of the Fund’s VMTP Shares on the date the Domicile Change was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. In that case, if the dissenter has complied with the requirements for asserting dissenters’ rights, the Minnesota Fund will forward to the dissenter the Payment Materials, a statement of the reason for withholding the payment, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment as set forth below. Failure to do so entitles the dissenter only to the amount offered.

If Quality Income fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the Fund may again give a Notice of Procedure and require deposit or restrict transfer at a later time.

Where Quality Income is required to pay the fair value of its VMTP Shares plus interest, the interest will accrue commencing five days after the Effective Time up to and including the date of payment. The interest rate will be the rate at which interest accrues on verdicts and judgments under Minnesota law.

Supplemental Payment; Demand

If a dissenter believes that the amount paid is less than the fair value of Quality Income VMTP Shares plus interest, the dissenter may give written notice (“Dissenter’s Notice”) to Quality Income of the dissenter’s own estimate of the fair value of the VMTP Shares, plus interest, within 30 days after Quality Income mails the payment. The Dissenter’s Notice must demand payment of the difference; otherwise, a dissenter is entitled only to the amount remitted by Quality Income.

Petition; Determination

If Quality Income receives a demand based on the dissenter’s own estimate of the fair value of the Minnesota Fund VMTP Shares, plus interest, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded by the dissenter, pay an amount agreed to by the dissenter after discussion with Quality Income, or file in court a petition requesting that the court determine the fair value of Quality Income VMTP Shares, plus interest. The petition shall be filed in the county in which the registered office of the Minnesota Fund is located (Hennepin County). The petition shall name as parties all dissenters who have demanded payment and who have not reached agreement with the Minnesota Fund. After filing the petition, Quality Income shall serve all parties with a summons and copy of the petition under Minnesota’s Rules of Civil Procedure.

The court may appoint appraisers to receive evidence on and recommend the amount of the fair value of Quality Income VMTP Shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of Minnesota law. The court shall also determine the fair value of Quality Income VMTP Shares, taking into account any and all factors the court finds relevant. The fair value of the shares as determined by the court is binding on all holders of Quality Income VMTP Shares. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, previously paid to the dissenter with respect to his or her shares. However, a dissenter shall not be liable to Quality Income for the amount, if any, by which the amount, if any, previously paid to the dissenter exceeds the fair value of the Quality Income VMTP Shares as determined by the court, plus interest.

Costs; Fees; Expenses

The court shall determine the costs and expenses of the above proceeding, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against Quality Income. However, the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment is found to be arbitrary, vexatious or not in good faith.

If the court finds that Quality Income has failed to comply substantially with Minnesota law, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions. The court may also award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

Material Federal Income Tax Consequences

As a condition of closing to the Domicile Change, Quality Income and the Successor Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions) with respect to the Domicile Change substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The transfer of all of the assets of Quality Income to the Successor Fund solely in exchange for shares of the Successor Fund and the assumption by the Successor Fund of all of the liabilities of Quality Income, followed by the distribution to Quality Income’s shareholders of all the Successor Fund shares received by Quality Income in complete liquidation of Quality Income as soon as possible thereafter will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Successor Fund and Quality Income will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the reorganization.

2.	No gain or loss will be recognized by Quality Income upon the transfer of all its assets to the Successor Fund solely in exchange for Successor Fund shares and the assumption by the Successor Fund of all the liabilities of Quality Income or upon the distribution (whether actual or constructive) of all such Successor Fund shares to Quality Income shareholders solely in exchange for such shareholders’ shares of Quality Income in complete liquidation of Quality Income.

3.	No gain or loss will be recognized by the Successor Fund upon the receipt of all Quality Income’s assets solely in exchange for Successor Fund shares and the assumption by the Successor Fund of all the liabilities of Quality Income.

4.	No gain or loss will be recognized by Quality Income shareholders upon the exchange, pursuant to the Domicile Agreement, of all their shares of Quality Income solely for Successor Fund shares.

5.	The aggregate basis of the Successor Fund shares received by each Quality Income shareholder pursuant to the Domicile Change will be the same as the aggregate basis of the Quality Income shares exchanged therefor by such shareholder. The holding period of the Successor Fund shares received by each Quality Income shareholder will include the period during which the Quality Income shares exchanged therefor were held by such shareholder, provided such Quality Income shares are held as capital assets at the Effective Time of the Domicile Change.

6.	The basis of Quality Income’s assets acquired by the Successor Fund will be the same as the basis of such assets to Quality Income immediately before the Effective Time of the Domicile Change. The holding period of the assets of Quality Income in the hands of the Successor Fund will include the periods during which those assets were held by Quality Income.

In addition, K&L Gates LLP, as special tax counsel to the Successor Fund, will deliver an opinion to the Successor Fund, subject to certain representations, assumptions and conditions, to the effect that the Successor Fund preferred shares received in the Domicile Change by the holders of the preferred shares of Quality Income will qualify as equity in the Successor Fund for federal income tax purposes.

No opinion will be expressed as to (1) the federal income tax consequences of payments to Quality Income shareholders who elect dissenters’ rights, (2) the effect of the Domicile Change on Quality Income or the Successor Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes or the transfer thereof under a mark-to-market system of accounting, or (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind. A shareholder who exercises and perfects dissenters’ rights of appraisal generally will recognize gain or loss equal to the difference between the amount of cash received and the shareholder’s basis in the VMTP Shares surrendered. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the Effective Time, the holding period for the shares surrendered is more than one year. The deductibility of capital losses is subject to limitations. If, however, the shareholder owns (or constructively owns under certain attribution rules contained in the Code) other shares of Quality Income that are exchanged for Successor Fund shares in the Domicile Change, the cash received could be treated as having the effect of the distribution of a dividend for federal income tax purposes, in which case the shareholder may have dividend income up to the amount of the cash received. In such cases, shareholders should consult their tax advisers to determine the amount and character of the income recognized in connection with the Domicile Change. Any cash received as a result of the exercise of dissenters’ rights may be subject to backup withholding taxes.

Votes Required

The Domicile Change is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the outstanding shares of Quality Income’s common shares and VMTP Shares entitled to vote on the matter, voting as a single class, and by the affirmative vote of the holders of a majority (more than 50%) of Quality Income’s outstanding VMTP Shares entitled to vote on the matter, voting as a separate class.

Abstentions and broker non-votes will have the same effect as a vote against the approval of the Domicile Change. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Holders of Quality Income VMTP Shares are separately being asked to approve the Domicile Agreement as a “plan of reorganization” under the 1940 Act. Section 18(a)(2)(D) of the 1940 Act provides that the terms of preferred shares issued by a registered closed-end management investment company must contain provisions requiring approval by the vote of a majority of such shares, voting as a class, of any plan of reorganization adversely affecting such shares. The 1940 Act makes no distinction between a plan of reorganization that has an adverse effect as opposed to a materially adverse effect. While the Board does not believe that Quality Income’s preferred shareholders would be materially adversely affected by the Domicile Change, it is possible that there may be insignificant adverse effects (such as any consequences potentially resulting from the change in the Fund’s corporate structure; see “Comparison of Massachusetts Business Trusts and Minnesota Corporations” above).

If the requisite shareholder approvals are not obtained, the Board of Quality Income may take such actions as it deems to be in the best interests of the Fund, including conducting additional solicitations with respect to the proposal or continuing to operate the Fund as a Minnesota corporation.

The Board of Quality Income recommends that shareholders of the Fund vote “FOR” the approval of the Domicile Change.

PROPOSAL NO. 3—REORGANIZATION OF EACH ACQUIRED FUND INTO

THE ACQUIRING FUND (SHAREHOLDERS OF EACH FUND)

A.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement with respect to the proposed Reorganizations and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement and the appendices hereto. Shareholders should read the entire Joint Proxy Statement carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in this Joint Proxy Statement. In addition, the term “each Fund” for purposes of this section is intended to be a reference to each of Quality Income, Premium Income and Dividend Advantage, and the term “Funds” as used in this section is intended to refer to Quality Income, Premium Income and Dividend Advantage, collectively, unless the context indicates otherwise.

Background and Reasons for the Reorganizations

The Board of Nuveen’s municipal closed-end funds has approved a series of mergers of single-state municipal closed-end funds, including the reorganization of each of the Acquired Funds into the Acquiring Fund. Each Board has determined that the Reorganization proposed for its Fund would be in the best interest of such Fund. The Acquiring Fund and the Acquired Funds have substantially similar investment objectives and policies and similar portfolio compositions. The proposed Reorganizations are intended to enhance the secondary trading market for common shares of the Funds and to result in lower operating expenses (excluding the costs of leverage) as a result of the larger size of the combined fund. Although anticipated total annual operating expenses per common share of the combined fund is expected to be higher for the Acquiring Fund and Premium Income due to the increased levels of leverage of the combined fund, such leverage may produce higher returns for common shares over time. The closing of the Reorganizations is contingent upon certain conditions being satisfied or waived. Shareholders of each Acquired Fund, voting separately, must approve the Reorganization of their Fund into the Acquiring Fund in order for the Reorganizations to occur. The Acquiring Fund also must obtain certain shareholder approvals described in this Joint Proxy Statement (and in a separate joint proxy statement/prospectus being sent separately to holders of its common shares) with respect to the Reorganizations in order for the Reorganizations to occur. Additionally, in order for the Reorganizations to occur, each Fund must obtain certain consents, confirmations and/or waivers from various third parties. Because the closing of the Reorganizations is contingent on all of the Acquired Funds and the Acquiring Fund satisfying (or obtaining the waiver of) their respective closing conditions, it is possible that Premium Income’s Reorganization will not occur, even if shareholders of Premium Income approve the Reorganization and Premium Income satisfies all of its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interest of the Fund including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund. For a fuller discussion of the Boards’ considerations regarding the approval of the Reorganizations, see “Proposal No. 3—Information About the Reorganizations—Reasons for the Reorganizations.”

As noted under “Proposal No. 2—Domicile Change,” if the Domicile Change described above is approved and effected prior to the Reorganizations, the common and preferred shares to be issued in the Reorganizations will be issued by the Acquiring Fund in its organizational form as a Massachusetts business trust (i.e., the Successor Fund) rather than in its current organizational form as a Minnesota corporation. Accordingly, references throughout this section to “Acquiring Fund” or “Quality Income” generally speaks to the Acquiring Fund in either organizational capacity, as the case may be at the time the Reorganizations are effected.

Material Federal Income Tax Consequences of the Reorganizations

As a condition to closing, the Funds will receive an opinion of Vedder Price P.C. substantially to the effect that each proposed Reorganization will qualify as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, K&L Gates LLP, as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, to the effect that the Acquiring Fund preferred shares received in the Reorganizations by holders of the preferred shares of the Acquired Funds will qualify as equity in the Acquiring Fund for federal income tax purposes. Accordingly, it is expected that no Fund will recognize gain or loss for federal income tax purposes as a direct result of the Reorganizations. To the extent that portfolio securities are sold in connection with the Reorganizations, an Acquired Fund may realize capital gains or losses. Gains from such sales will be taxable to Acquired Fund preferred shareholders to the extent such amounts are required to be allocated to distributions received by Acquired Fund preferred shareholders. It is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganizations (less than 5% of the assets of each Acquired Fund). It is expected that preferred shareholders of each Acquired Fund who receive Acquiring Fund preferred shares pursuant to a Reorganization will recognize no gain or loss for federal income tax purposes. However, gain or loss may be recognized by a shareholder who exercises dissenters’ rights of appraisal under Minnesota law.

Comparison of the Acquiring Fund and Each Acquired Fund

General.    Each Fund is a diversified, closed-end management investment company. The common shares of Quality Income and Premium Income are listed on the NYSE. The common shares and MTP Shares of Dividend Advantage are listed on NYSE MKT (formerly NYSE Amex). Upon the closing of the Reorganizations, it is expected that the common shares and MTP Shares of the Acquiring Fund will be listed on the NYSE and NYSE MKT, respectively. Quality Income and Premium Income were organized on July 25, 1991 and August 18, 1992, respectively, as corporations under the laws of the State of Minnesota. Dividend Advantage was organized on June 1, 1999, as a business trust under the laws of the Commonwealth of Massachusetts. The common shares of each Fund have equal voting rights and equal rights with respect to the payment of dividends and distribution of assets upon liquidation and have no preemptive, conversion or exchange rights or rights to cumulative voting. The Acquiring Fund VMTP Shares to be issued to Premium Income pursuant to its Reorganization will have rights and preferences that are substantially identical, as of the closing of the Reorganization, to those of the outstanding Premium Income VMTP Shares for which they are exchanged. Among other terms, Acquiring Fund VMTP Shares will have the same mandatory and optional redemption terms, liquidation preference and variable rate dividend provisions as the VMTP Shares held immediately prior to the Reorganization by preferred shareholders of Premium Income.

The Acquiring Fund currently has outstanding 879 VMTP Shares, par value $0.01 per share, with a per share liquidation preference of $100,000 and a total liquidation value of $87.9 million, which will remain outstanding following the completion of the Reorganizations. Dividend Advantage has MTP Shares outstanding, par value of $0.01 per share, with a per share liquidation preference of $10 and a total liquidation value of $16.3 million. Premium Income has 539 VMTP Shares outstanding, par value $0.01 per share, with a per share liquidation preference of $100,000 and a total liquidation value of $53.9 million. VMTP Shares and MTP Shares are entitled to one vote per share. In addition to issuing a new series of VMTP Shares to Premium Income VMTP shareholders, the Acquiring Fund also will be issuing shares of a new series of MTP Shares in exchange for the outstanding MTP Shares of Dividend Advantage, with a total liquidation value of $16.3 million. Because MTP Shares have a smaller per share liquidation preference a significantly larger number of MTP Shares will be issued in the Reorganizations, which will have a dilutive effect on holders of VMTP Shares. Preferred shares issued by the Acquiring Fund in connection with the Reorganizations will have equal priority with each other and with currently outstanding preferred shares of the Acquiring Fund as to the payment of dividends and the distribution of assets in the event of the Acquiring Fund’s liquidation. In addition, preferred shares of the Acquiring Fund will have priority in all respects to the Acquiring Fund’s common shares, as to the payment of dividends and the distribution of assets upon liquidation.

Investment Objectives and Policies.    The Funds have substantially similar investment objectives and policies. For each of Quality Income and Premium Income, the primary investment objective is current income exempt from both regular federal income taxes and Michigan individual income taxes, as well as the Michigan intangibles tax. The secondary investment objective for each of these Funds is to enhance portfolio value relative to the Michigan municipal bond market through investments in tax-exempt Michigan municipal obligations that the Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Dividend Advantage’s investment objectives are: (i) to provide current income exempt from regular federal and Michigan income tax; and (ii) to enhance portfolio value relative to the Michigan municipal bond market by investing in tax-exempt municipal bonds that the Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Subsequent to the adoption of these objectives, the Michigan intangibles tax was repealed and as a result, the Funds no longer seek income exempt from the intangibles tax.

Under normal circumstances, each Fund invests at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) and any preferred shares outstanding (“Managed Assets”), in municipal securities and other related investments the income from which is exempt from regular federal and Michigan income taxes.

Under normal circumstances, each Fund invests at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Adviser. Each Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Adviser. No more than 10% of each Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Adviser.

If a municipal security satisfies the ratings requirements described above at the time of purchase, a Fund will not be required to dispose of the security upon a downgrade.

Each Fund may enter into derivative instruments to achieve its investment objectives, enhance return, hedge certain risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including credit default swaps and interest rate swaps), options on financial futures, options on swap contracts, or other derivative instruments. A Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on future contracts or related options.

Each Fund may invest up to 15% of its net assets in inverse floating rate securities. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject the Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, the Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

Each Fund may borrow for temporary or emergency purposes, including to pay dividends, repurchase its shares, or settle portfolio transactions.

Credit Quality.    A comparison of the credit quality of the respective portfolios of the Acquiring Fund and the Acquired Funds, as of February 29, 2012, is set forth in the table below.

Credit Rating	Acquiring Fund	Premium Income	Dividend Advantage	Combined Fund Pro Forma(1)
Aaa/AAA*	23%	12%	19%	19%
Aa/AA	54%	60%	52%	56%
A/A	11%	12%	12%	11%
Baa/BBB	8%	13%	10%	10%
Ba/BB or Lower	3%	3%	3%	3%
Unrated	1%	—	4%	1%

TOTAL	100%	100%	100%	100%

*	Includes securities that are backed by an escrow or trust containing sufficient, U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
(1)	Reflects the effect of the Reorganizations.

Leverage.    Each Fund may utilize the following forms of leverage: (a) portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options and inverse floating rate securities, and (b) the issuance of preferred shares. Each Fund currently engages in leverage through the issuance of preferred shares and the use of inverse floaters. Certain important ratios related to each Fund’s use of leverage for the last three fiscal years are set forth below:

Acquiring Fund	2012	2011	2010
Asset Coverage Ratio	309.64%	287.66%	295.80%
Regulatory Leverage Ratio(1)	32.30%	34.76%	33.81%
Effective Leverage Ratio(2)	35.07%	36.64%	35.66%

Dividend Advantage	2012	2011	2000
Asset Coverage Ratio	291.80%	269.86%	304.04%
Regulatory Leverage Ratio(1)	34.27%	37.06%	32.89%
Effective Leverage Ratio(2)	37.47%	38.98%	34.97%

Premium Income	2012	2011	2010
Asset Coverage Ratio	317.36%	297.55%	304.13%
Regulatory Leverage Ratio(1)	31.51%	33.61%	32.88%
Effective Leverage Ratio(2)	34.56%	35.54%	34.79%

(1)	Regulatory leverage consists of preferred shares or debt issued by the Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.
(2)	Effective leverage is a Fund’s effective economic leverage, and includes both structural leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings, in addition to any structural leverage, are included in effective leverage ratios.

Board Members and Officers.    The Funds have the same Board Members and officers. The management of each Fund, including general supervision of the duties performed by the Adviser under an investment management agreement between the Adviser and each Fund (an “Investment Management Agreement”), is the responsibility of its Board. Each Fund currently has ten (10) trustees or directors, one (1) of whom is an “interested person” (as defined in the 1940 Act) and nine (9) of whom are not interested persons. The names and business addresses of the Board Members and officers of the Funds and their principal occupations and other affiliations during the past five years are set forth under “Proposal No. 1—Board Nominees/Board Members.”

While the Acquiring Fund and Acquired Funds have the same Board Members, the Acquiring Fund and Premium Income (i.e., the Minnesota Funds) have a board structure that is different from the structure for Dividend Advantage. All members of the Board of Directors of each Minnesota Fund stand for election each year. In contrast to the Minnesota Funds’ board structure, and pursuant to Dividend Advantage’s by-laws, the Board of Trustees of Dividend Advantage is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year. However, if shareholders of Quality Income approve the Domicile Change set forth under “Proposal No. 2—Domicile Change”, Quality Income’s board structure will be the same as Dividend Advantage, with staggered multi-year terms.

Investment Adviser.    The Adviser, Nuveen Fund Advisors, is the investment adviser to each Fund and is responsible for investing each Fund’s assets. The Adviser oversees the management of each Fund’s portfolio, manages each Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

The Adviser, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments Inc. Founded in 1898, Nuveen Investments and its affiliates had approximately $212 billion of assets under management as of June 30, 2012. On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC (the “MDP Acquisition”).

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), located at 333 West Wacker Drive, Chicago, IL 60606, to serve as a sub-adviser to each of the Funds. Nuveen Asset Management, manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Nuveen Asset Management, is a wholly-owned subsidiary of Nuveen Fund Advisors and was appointed as Sub-Adviser effective in January 2011 as part of an internal restructuring of the Adviser.

Each Fund is dependent upon services and resources provided by its Adviser, and therefore the Adviser’s parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. While Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future, there can be no assurance that Nuveen Investments’ business will generate sufficient cash flow from operations or that future borrowings will be available in an amount sufficient to enable Nuveen Investments to pay its indebtedness (with scheduled maturities beginning in 2014) or to fund its other liquidity needs. Nuveen Investments believes that potential adverse changes to its overall financial position and business operations would not adversely affect its or its affiliate’s portfolio management operations and would not otherwise adversely affect its ability to fulfill its obligations to the Funds under the investment management agreements.

Pursuant to each Investment Management Agreement, each Fund’s management fee consists of two components—a complex-level component, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors, and a fund-level component, based only on the amount of managed assets within such Fund. The pricing structure enables the Funds’ shareholders to benefit from growth in assets within each individual fund as well as from growth of complex-wide assets managed by Nuveen Fund Advisors.

The fund-level fee schedule for each Fund is based upon the average daily managed assets of each Fund as follows:

Management Fee Schedule for each of the Acquiring Fund and Premium Income

Average Daily Managed Assets*	Annual Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For the next $3 billion	0.3875%
For managed assets over $5 billion	0.3750%

Management Fee Schedule for Dividend Advantage

Average Daily Managed Assets*	Annual Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For managed assets over $2 billion	0.3750%

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. For the services provided pursuant to an investment sub-advisory agreement, Nuveen Fund Advisors pays Nuveen Asset Management a fee, payable monthly, equal to 38.4615% of the management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Funds to Nuveen Fund Advisors.

Due to the increased size of the combined fund, the effective fund-level fee rate as a percentage of average daily Managed Assets for the combined fund is expected to be lower than the current effective fund-level fee rate for each of the Acquiring and Acquired Funds. Each Fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of eligible assets for all Nuveen sponsored funds in the U.S., as stated in the table below. As of February 29, 2012, the complex-level fee rate was 0.1724%.

The complex-level fee rate schedule is as follows:

Complex-Level Fee Rates

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*

For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’

use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. A discussion of the basis for the Board’s most recent approval of each Fund’s Investment Management Agreement and the Sub-Advisory Agreement is included in the Fund’s Semi-Annual Report for the period ended August 31, 2011.

Portfolio Management.    Subject to the supervision of Nuveen Fund Advisors, Nuveen Asset Management is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Asset Management manages the Funds using a team of analysts and a portfolio manager that focuses on a specific group of funds. Daniel J. Close, CFA has served as the portfolio manager of the Acquiring Fund and each Acquired Fund since 2007.

Mr. Close is a Senior Vice President of Nuveen Investments. He joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation. Mr. Close also serves as a portfolio manager for various Nuveen Build America Bond strategies. He manages 28 Nuveen-sponsored closed-end funds with a total of approximately $4.71 billion under management as of February 29, 2012.

Comparative Expense Information

The purpose of the comparative fee table is to assist you in understanding the various costs and expenses of investing in shares of the Funds. The information in the table reflects the fees and expenses for each Fund’s fiscal year ended February 29, 2012, as adjusted as described in footnote 1 below, and the pro-forma expenses for the 12 months ended February 29, 2012, for the combined fund. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Example.

Comparative Fee Table(1)

	Acquiring Fund	Premium Income	Dividend Advantage	Combined Fund Pro Forma(2)
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	0.95%	0.94%	0.99%	0.93%
Interest and Related Expenses from Inverse Floaters and Preferred Shares(3)	0.71%	0.64%	1.69%	0.78%
Other Expenses	0.12%	0.15%	0.39%	0.12%

Total Annual Expenses	1.78%	1.73%	3.07%	1.83%

(1)	“Annual Expenses (as a percentage of net assets applicable to common shares)” are based on the expenses of the Acquiring Fund and Acquired Funds for the 12 months ended February 29, 2012, subject to the following adjustments. For the Acquiring Fund and Premium Income, “Interest and Related Expenses from Inverse Floaters and Preferred Shares” reflects annualized interest and related expenses for preferred shares that were outstanding for less than the 12-month period. For the Acquiring Fund and Premium Income, “Other Expenses” excludes expenses incurred during the 12-month period for auction fees and/or dividend disbursing agent fees associated with auction rate preferred shares that are no longer outstanding. For Dividend Advantage, fee and expense reimbursements that expired during the prior period are not reflected. It is important for you to understand that a decline in a Fund’s average net assets applicable to common shares during the current fiscal year due to recent market volatility or other factors could cause each Fund’s expense ratios for that Fund’s current fiscal year to be higher than the expense information presented.
(2)	The Combined Fund Pro Forma figures assume the consummation of the Reorganizations on February 29, 2012, and reflect average net assets applicable to common shares for the Acquiring Fund and Acquired Funds for the 12-month period ended February 29, 2012. Combined Fund Pro Forma expenses do not include the expenses to be borne by the Funds in connection with the Reorganizations, which are estimated to be $180,000 (0.10%) for the Acquiring Fund, $95,000 (0.09%) for Premium Income and $280,000 (0.95%) for Dividend Advantage.
(3)	“Interest and Related Expenses from Inverse Floaters” arises because accounting rules require the Funds to treat interest paid by trusts issuing certain inverse floating rate investments held by the Funds as having been paid (indirectly) by the Funds. Because the Funds also recognize corresponding amounts of interest income (also indirectly), each Fund’s common share net asset value, net investment income and total return are not affected by this accounting treatment. The actual “Interest and Related Expenses from Inverse Floaters” incurred in the future may be higher or lower. Dividends paid on each Fund’s currently outstanding preferred shares are recognized as interest expense for financial reporting purposes.

Comparative Performance Information

Comparative total return performance for the Funds for periods ended February 29, 2012:

	Average Annual Total Return on Net Asset Value			Average Annual Total Return on Market Value
	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
Acquiring Fund	19.11%	6.04%	6.37%	28.44%	7.30%	6.07%
Premium Income	17.00%	5.83%	6.01%	25.65%	6.76%	6.47%
Dividend Advantage	19.38%	5.53%	6.45%	25.34%	5.01%	5.77%

Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized. Past performance information is not necessarily indicative of future results.

B.	RISK FACTORS

Because the Funds have substantially similar investment strategies, the principal risks of each Fund are substantially similar. The principal risks of investing in the Acquiring Fund, including risks inherent in investing in VMTP Shares, are described under the caption “Risk Factors” in the Memorandum accompanying this Joint Proxy Statement as Appendix G.

C.	INFORMATION ABOUT THE REORGANIZATIONS

General

The Board of Nuveen’s municipal closed-end funds has approved a series of mergers of single-state municipal closed-end funds, including the Reorganizations with respect to the Acquiring Fund and each Acquired Fund. As noted above, the Acquiring Fund and each Acquired Fund have substantially similar investment objectives, policies and portfolio compositions. With respect to the proposed Reorganizations, it is intended that the combination of the Funds will enhance the secondary trading market for common shares of the Funds and will result in lower operating expenses per common shares (excluding the cost of leverage) as a result of the increased size of the combined fund. The closing of the Reorganizations is contingent upon certain conditions being satisfied or waived. Principally, shareholders of each Acquired Fund, voting separately, must approve the Reorganization of their Fund into the Acquiring Fund. The Acquiring Fund also must obtain the shareholder approvals described in this Joint Proxy Statement with respect to the Reorganizations in order for the Reorganizations to occur. Each Fund also must obtain certain consents, confirmations and/or waivers from various third parties. Because the closing of the Reorganizations is contingent on all the Acquired Funds and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) their other closing conditions, it is possible that Premium Income’s Reorganization will not occur, even if shareholders of Premium Income approve the Reorganization and Premium Income satisfies all of its closing conditions. If the Reorganizations are not consummated, the Board of each Fund may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund.

Terms of the Reorganizations

General.    With respect to the Reorganizations, the Agreement and Plan of Reorganization by and among each Acquired Fund and the Acquiring Fund (the “Agreement”), in the form attached as Appendix B, provides for: (i) the Acquiring Fund’s acquisition of substantially all of the assets of each Acquired Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, newly issued VMTP Shares of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $100,000 per share (with respect to Premium Income’s Reorganization), newly issued MTP Shares, with a par value of $.01 per share and a liquidation preference of $10 per share (with respect to Dividend Advantage’s Reorganization) and the Acquiring Fund’s assumption of substantially all of the liabilities of each Acquired Fund; and (ii) the distribution of the Acquiring Fund common shares and Acquiring Fund preferred shares received by each Acquired Fund to its common and preferred shareholders, as part of the liquidation, dissolution and termination of each Acquired Fund in accordance with applicable law. Preferred shareholders of each Acquired Fund will receive the same number of preferred shares of the Acquiring Fund having substantially identical terms as the outstanding preferred shares of the Acquired Fund held by such preferred shareholders immediately prior to the Reorganization. The aggregate liquidation preference of the Acquiring Fund preferred shares received in each Reorganization will equal the aggregate liquidation preference of the corresponding Acquired Fund preferred shares held by Acquired Fund shareholders immediately prior to the Reorganization. Preferred shares issued by the Acquiring Fund in connection with the Reorganizations will have equal priority with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets in the event of the Acquiring Fund’s liquidation. In addition, the preferred shares of the Acquiring Fund, including the Acquiring Fund preferred shares to be issued in the Reorganizations, will be senior in priority to the Acquiring Fund’s common shares, as to the payment of dividends and distribution of assets in the event of the Acquiring Fund’s liquidation. The Acquiring Fund will continue to operate after the Reorganization as a registered closed-end investment company.

As a result of the Reorganizations, the assets of the Acquiring Fund and each Acquired Fund would be combined, and the shareholders of each Acquired Fund would become shareholders of the Acquiring Fund. If Proposals 3, 4 and 5 are approved at the shareholder meeting with respect to each Fund, the closing date is expected to be the close of business on or about November 5, 2012, or such other date as the parties may agree (the “Closing Date”). Following the Reorganizations, each Acquired Fund would terminate its registration as an investment company under the 1940 Act.

Following the Reorganizations, common shareholders of the Acquired Funds would own common shares of the Acquiring Fund (including for this purpose any fractional shares to which they would be entitled) with an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of the Acquired Fund common shares outstanding as of the Valuation Date (as such term is defined on page 46).

Following the Reorganizations, each preferred shareholder of an Acquired Fund would own the same number of Acquiring Fund preferred shares as the Acquired Fund preferred shares held by such shareholder immediately prior to the Closing Date, with substantially identical terms, as of the time of the closing of the Reorganizations, to the Acquired Fund preferred shares for which they were exchanged. As a result of the Reorganizations, preferred shareholders of Premium Income would hold a significantly smaller percentage of the outstanding VMTP Shares of the Acquiring Fund than they held in Premium Income as well as a significantly smaller percentage of the Acquiring Fund’s outstanding preferred shares overall.

The holders of VMTP Shares of Premium Income will receive shares of the following new class of preferred shares of the Acquiring Fund:

Acquired Fund	Acquired Fund Preferred Shares Outstanding	Acquiring Fund Preferred Shares to be Issued in the Reorganizations
Premium Income	VMTP Shares, Series 2014 $100,000 liquidation value per share Term Redemption Date: August 1, 2014	VMTP Shares, Series 2014 #1 $100,000 liquidation value per share Term Redemption Date: August 1, 2014

Valuation of Assets and Liabilities.    If the Reorganizations are approved and the other closing conditions are satisfied or waived, the value of the net assets of an Acquired Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Date”). The value of an Acquired Fund’s assets shall be determined by using the valuation procedures of the Nuveen closed-end funds adopted by the Board or such other valuation procedures as shall be mutually agreed upon by the parties. The value of an Acquired Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding Acquired Fund preferred shares.

Dividends will accumulate on shares of each Acquired Fund’s preferred shares, up to and including the day before the Closing Date and will be paid, together with the dividends then payable in respect of the shares of Acquiring Fund preferred shares to the holders thereof on the Dividend Payment Date (as defined below) in respect of the dividend period of such shares. The first dividend period for the Acquiring Fund preferred shares to be issued in the Reorganizations will commence on the Closing Date and end on the last day of the month in which the Closing Date occurs.

Amendments.    Under the terms of the Agreement, the Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by each Fund as specifically authorized by each Fund’s Board; provided, however, that following the meeting of the shareholders of the Funds called by each Fund, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to the Acquired Funds’ shareholders under the Agreement to the detriment of such shareholders without their further approval.

Conditions.    Under the terms of the Agreement, the closing of the Reorganizations is conditioned upon (a) the requisite approval by the shareholders of each Fund of the proposals in this Joint Proxy Statement related to the Reorganizations, (b) the Funds’ receipt of an opinion substantially to the effect that each Reorganization will qualify as a reorganization under the Code, (c) the absence of legal proceedings challenging the Reorganizations and (d) the Funds’ receipt of certain customary certificates and legal opinions. See “Material Federal Income Tax Consequences of the Reorganizations.” Additionally, in order for the Reorganizations to occur, (i) each Fund must obtain certain consents, confirmations and/or waivers from various third parties, including consents required under the outstanding series of VMTP Shares, (ii) confirmation of the requisite ratings on the Acquiring Fund VMTP and MTP Shares to be issued in the Reorganizations must be obtained and (iii) the Acquiring Fund must enter into the relevant agreements described in the Memorandum with respect to the new series of Acquiring Fund VMTP Shares to be issued in the Premium Income Reorganization.

Termination.    The Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or a Vice President without further action by the Board. In addition, any Fund may at its option terminate the Agreement at or before the Closing Date due to (a) a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; (b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met; or (c) a determination by its Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of the Fund.

Reasons for the Reorganizations

Based on the considerations below, the Board of each Fund, including the Board Members who are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Board Members”), has determined that the Reorganizations would be in the best interests of the applicable

Funds and that the interests of the existing shareholders of such Funds would not be diluted with respect to net asset value as a result of the Reorganizations. The Boards approved the Reorganizations and recommended that shareholders of the respective Funds approve the Reorganizations.

In preparation for a meeting of the Boards held on April 18-19, 2012 (the “Meeting”) at which the Reorganizations were considered, the Adviser provided the Boards, prior to the Meeting and in prior meetings, with information regarding the proposed Reorganizations, including the rationale therefor and alternatives considered to the Reorganizations. Prior to approving the Reorganizations, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. The Boards considered a number of principal factors presented at the time of the Meeting or prior meetings in reaching their determinations, including the following:

—	the compatibility of the Funds’ investment objectives, policies and related risks;

—	consistency of portfolio management;

—	improved economies of scale and the potential for lower operating expenses (excluding the costs of leverage);

—	the potential for improved secondary market trading with respect to the common shares;

—	the anticipated tax-free nature of the Reorganizations;

—	the expected costs of the Reorganizations;

—	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of the Funds;

—	the effect of the Reorganizations on shareholder rights; and

—	any potential benefits of the Reorganizations to the Adviser and its affiliates as a result of the Reorganizations.

Compatibility of Investment Objectives, Policies and Related Risks.    Based on the information presented, the Boards noted that the investment objectives, policies and risks of the Funds are similar (although not identical). Each Fund invests primarily in municipal securities and other related investments the income from which is exempt from regular federal and Michigan personal income tax. Each Fund also emphasizes investments in investment grade municipal securities. The Boards considered that the portfolio composition of each Fund is similar and considered the impact of the applicable Reorganization on each Fund’s portfolio, including any shifts in sector allocations, credit ratings, duration, yield and leverage costs. The Boards also recognized that each Fund utilizes leverage. Because the Funds have similar investment strategies, the principal risks of each Fund are also similar.

Consistency of Portfolio Management.    The Boards noted that each Fund has the same investment adviser, sub-adviser and portfolio manager. Through the Reorganizations, the Boards recognized that shareholders will remain invested in a closed-end management investment company that will have greater net assets and benefits from potential economies of scale; the same investment adviser, sub-adviser and portfolio manager; and similar investment objectives and investment strategies.

Improved Economies of Scale and Potential for Lower Operating Expenses (Excluding the Costs of Leverage).    The Boards considered the fees and expense ratios of each of the Funds (including estimated expenses of the Acquiring Fund following the Reorganizations). As a result of the greater economies of scale from the larger asset size of the Acquiring Fund after the Reorganizations, the Boards noted that it was expected that the effective management fee rate (as a percentage of average daily Managed Assets) and net operating expenses per common share (excluding the costs of leverage) of the combined fund would be lower than that of the Acquiring Fund and the Acquired Funds prior to the Reorganizations. It is anticipated that the Funds will benefit from the larger asset size as fixed costs are shared over a larger asset base. In addition, as each Fund utilizes leverage, the Boards noted the Adviser’s position that the greater asset size of the Acquiring Fund may provide greater flexibility in managing the structure and costs of leverage over time. Further, although the anticipated total annual operating expenses per common share of the combined fund are expected to be higher for the Acquiring Fund and Premium Income as a result of additional leverage in the combined fund, such leverage may produce higher returns for common shares over time.

Potential for Improved Secondary Market Trading with Respect to the Common Shares.    While it is not possible to predict trading levels at the time the Reorganizations close, the Boards noted that the Reorganizations are being proposed, in part, to seek to enhance the secondary trading market for the common shares of the Funds. The Boards considered that the potential for higher common share net earnings and enhanced total returns over time may increase investor interest in the Combined Fund contribute to higher common share market prices relative to net asset value, and the Acquiring Fund’s greater share volume may result in increased market liquidity after the Reorganizations, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements.

Anticipated Tax-Free Reorganizations.    The Reorganizations will be structured with the intention that they qualify as tax-free reorganizations for federal income tax purposes, and the Funds will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions).

Expected Costs of the Reorganizations.    The Boards considered the terms and conditions of the Agreement, including the estimated costs associated with the Reorganizations and the allocation of such costs between the Acquiring Fund and each Acquired Fund. The Boards noted, however, that, assuming the Reorganizations are consummated, the Adviser anticipated that the projected costs of each Reorganization may be recovered over time and that preferred shareholders are not expected to bear any costs of the Reorganizations.

Terms of the Reorganizations and Impact on Shareholders.    The terms of the Reorganizations are intended to avoid dilution of the interests with respect to the net asset value of the existing shareholders of the Funds. In this regard, the Boards considered that each holder of common shares of an Acquired Fund would own common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) equal to the aggregate per share net asset value of that shareholder’s Acquired Fund common shares as of the Valuation Date. No fractional common shares of the Acquiring Fund, however, will be issued to shareholders in connection with the Reorganizations and, in lieu of such fractional shares, an Acquired Fund’s common shareholders will receive cash.

With respect to preferred shareholders of the Acquired Funds, preferred shareholders of each Acquired Fund will receive the same number of preferred shares having substantially identical terms as the outstanding preferred shares of the Acquired Fund held by such preferred shareholders immediately prior to the Reorganizations. The aggregate liquidation preference of the Acquiring Fund preferred shares received in each Reorganization will equal the aggregate liquidation preference of the corresponding Acquired Fund preferred shares held immediately prior to the Reorganization.

Effect on Shareholder Rights.    The Boards considered that the Acquiring Fund and Premium Income are each organized as a Minnesota corporation and Dividend Advantage is organized as Massachusetts business trust. In this regard, the Boards noted that, unlike a Massachusetts business trust, many aspects of the corporate governance of a Minnesota corporation are prescribed by state statutory law. Notwithstanding the foregoing, subsequent to the Meeting, the Board of the Acquiring Fund approved the proposal to effect the Domicile Change for such Fund. If the Domicile Change is approved by shareholders of the Acquiring Fund and closes, then shareholders of the combined fund will be shareholders of a Massachusetts business trust.

Potential Benefits to Nuveen Fund Advisors and Affiliates.    The Boards recognized that the Reorganizations may result in some benefits and economies for the Adviser and its affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Acquired Funds as separate Funds in the Nuveen complex.

Conclusion.    The Boards, including the Independent Board Members, approved the Reorganizations, concluding that each Reorganization is in the best interests of the Acquiring Fund and respective Acquired Fund and that the interests of existing shareholders of the Funds will not be diluted with respect to net asset value as a result of the Reorganizations.

Capitalization

The following table sets forth the unaudited capitalization of the Acquiring Fund and each Acquired Fund as of February 29, 2012, and the pro-forma combined capitalization of the combined fund as if the Reorganizations had occurred on that date. The table reflects a pro forma exchange ratio of approximately 0.9404 common shares of the Acquiring Fund issued for each common share of Dividend Advantage, and 0.9497 common shares of the Acquiring Fund issued for each common share of Premium Income. If the Reorganizations are consummated, the actual exchange ratio may vary.

	Acquiring Fund	Dividend Advantage	Premium Income	Pro Forma Adjustments	Combined Fund Pro Forma(1)
MuniFund Term Preferred (MTP) Shares, $10 stated value per share, at liquidation value: 1,631,300 shares outstanding for Dividend Advantage and Combined Fund Pro Forma	$—	$16,313,000	$—	$—	$16,313,000

Variable Rate MuniFund Term Preferred (VMTP) Shares , $100,000 stated value per share, at liquidation value; 879 shares outstanding for Acquiring Fund; 539 shares outstanding for Premium Income; and 1,418 shares outstanding for Combined Fund Pro Forma	$87,900,000	$—	$53,900,000	$—	$141,800,000

	Acquiring Fund	Dividend Advantage	Premium Income	Pro Forma Adjustments		Combined Fund Pro Forma(1)
Common Shareholders’ Equity:
Common Shares, $.01 par value per share; 11,554,253 shares outstanding for Acquiring Fund; 2,053,086 shares outstanding for Dividend Advantage; 7,605,648 shares outstanding for Premium Income and 20,708,022 shares outstanding for Combined Fund Pro Forma	$115,543	$20,531	$76,056	$(5,050	)(2)	$207,080
Paid-in surplus	161,977,722	28,961,326	106,706,652	(549,950	)(3)	297,095,750
Undistributed (Over-distribution of) net investment income	3,336,932	278,497	2,024,198	(2,225,200	)(4)	3,414,427
Accumulated net realized gain (loss) from investments and derivative transactions	(2,743,158)	(1,218,452)	(1,791,760)	—		(5,753,370)
Net unrealized appreciation (depreciation) of investments and derivative transactions	21,582,606	3,246,925	10,139,853	—		34,969,384

Net assets attributable to common shares	$184,269,645	$31,288,827	$117,154,999	$(2,780,200)		$329,933,271

Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$15.95	$15.24	$15.40			$15.93
Authorized shares:
Common	200,000,000	Unlimited	200,000,000			200,000,000
Preferred	1,000,000	Unlimited	1,000,000			1,000,000	(5)

(1)	The pro forma balances are presented as if the Reorganizations were effective as of February 29, 2012, and are presented for informational purposes only. The actual Closing Date of the Reorganizations is expected to be on or about November 5, 2012, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date.
(2)	Assumes the issuance of 1,930,622 Acquiring Fund common shares in exchange for the net assets of Dividend Advantage and 7,223,147 Acquiring Fund common shares in exchange for the net assets of Premium Income. These numbers are based on the net asset values of the Acquiring Fund and Acquired Funds as of February 29, 2012, adjusted for estimated Reorganization costs, the effect of the required sale of securities and distributions, if any.
(3)	Includes the impact of estimated total Reorganization costs of $555,000, which will be borne by the common shareholders of the Acquiring Fund, Dividend Advantage and Premium Income in the amounts of $180,000, $280,000 and $95,000, respectively.
(4)	Figures assume Dividend Advantage and Premium Income make net investment income distributions of $248,935 and $1,976,265, respectively.
(5)	The number of authorized preferred shares for the combined fund will be increased prior to the closing of the Reorganizations, either by approval of shareholders of the Acquiring Fund of the amendment to the Acquiring Fund’s Articles of Incorporation or of the Domicile Change for the Acquiring Fund.

Expenses Associated with the Reorganizations

The expenses of the Reorganizations (whether or not consummated) will be allocated among the Acquiring Fund and Acquired Funds ratably based on the relative expected benefits of the Reorganizations comprised of forecasted cost savings and distribution increases, if any, to each Fund during the first year following the Reorganizations and paid out of such Fund’s net assets. The estimated expenses to be borne by the Acquiring Fund and Premium Income are $180,000 and $95,000, respectively. Preferred shareholders are not expected to bear any costs of the Reorganizations.

Additional solicitation may be made by letter or telephone by officers or employees of Nuveen Investments or the Adviser, or by dealers and their representatives. The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $10,500 per Fund plus reasonable expenses, which is included in the estimate above.

Reorganization expenses have been or will be expensed prior to the Closing Date. Management of the Funds expects that increased common net earnings resulting from reduced operating expenses (excluding costs of leverage) due to economies of scale should allow the recovery of the projected costs of each Reorganization within approximately ten months after the Closing Date with respect to each Fund. In addition, management of the Funds expects that additional benefits to common shareholders may arise as a result of the Reorganizations by virtue of changes in the embedded yield, increased flexibility in managing leverage costs and potential distribution increases.

Dissenting Shareholders’ Rights of Appraisal

Under Minnesota law, shareholders generally are entitled to assert dissenters’ rights in connection with a reorganization and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. However, because the common shares of Premium Income are listed and trade on an exchange, under Minnesota law, only the holders of VMTP Shares of Premium Income, and not the holders of common shares, will be entitled to assert dissenters’ rights.

Holders of VMTP Shares of Premium Income are entitled to assert dissenters’ rights in connection with its Reorganization and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. These dissenters’ rights, and the procedures pertaining to them, are set forth in Minnesota Statutes, Sections 302A.471 and 302A.473, copies of which are attached to this Joint Proxy Statement as Appendix F. The following summary of these rights and procedures is qualified in its entirety by reference to Appendix F. Holders of VMTP Shares of Premium Income should note that they will lose their dissenters’ rights of appraisal if they do not follow the required procedures carefully.

Notice of Dissent

A holder of VMTP Shares of Premium Income who is entitled to dissent under Minnesota law and who wishes to exercise dissenters’ rights must file a written notice of intent to demand the fair value with Premium Income before the Annual Meeting. The shareholder must not vote its VMTP Shares in favor of the Agreement and Plan of Reorganization. For this purpose, the “fair value” of the shares means the value of the Premium Income VMTP Shares immediately prior to the Closing Date. A written notice of intent to demand the fair value of the Premium Income VMTP Shares should be submitted to Premium Income addressed to “Secretary, Nuveen Michigan Premium Income Municipal Fund, Inc., 333 West Wacker Drive, Chicago, Illinois 60606.”

This written notice is in addition to and separate from any proxy or vote against the Agreement. It should specify the shareholder’s name and mailing address, the number of Premium Income VMTP Shares owned and that the shareholder intends to demand the fair value, plus interest, of the shareholder’s VMTP Shares. Voting against, abstaining from voting or failing to vote on the Agreement does not constitute a demand for appraisal within the meaning of Minnesota law.

Only holders of Premium Income VMTP Shares of record as of the record date for the Annual Meeting, and beneficial owners as of that date who hold VMTP Shares through those record shareholders, are entitled to exercise dissenters’ rights of appraisal. A shareholder cannot assert dissenters’ rights of appraisal as to less than all the VMTP Shares that are registered in that shareholder’s name, except where some of the VMTP Shares are registered in that shareholder’s name but are beneficially owned by one or more other persons. If a record owner, such as a broker, nominee, trustee or custodian, wishes to dissent with respect to Premium Income VMTP Shares that are beneficially owned by another person, the record owner must dissent with respect to all of the VMTP Shares that are beneficially owned by that person and must disclose the name and address of the beneficial owner on whose behalf the dissent is made. A beneficial owner of Premium Income VMTP Shares who is not the record owner of those shares may assert dissenters’ rights of appraisal as to the VMTP Shares held on that person’s behalf, provided that the beneficial owner submits a written consent of the record owner to Premium Income at or before the time dissenters’ rights are asserted.

Premium Income shareholders who wish to assert dissenters’ rights of appraisal must not vote for adoption of the Agreement. A shareholder’s failure to vote against the Agreement will not constitute a waiver of dissenters’ rights. However, if a shareholder returns a signed proxy but does not specify a vote against the Agreement or a direction to abstain, the proxy will be voted for approval of the Agreement, which will have the effect of waiving that shareholder’s dissenters’ rights.

Notice of Procedure; Deposit of Shares

If the shareholders of the Acquired Funds and the Acquiring Fund approve the Agreement, Premium Income will send a notice (the “Notice of Procedure”) to all holders of its VMTP Shares who have provided timely written notice of their intent to demand fair value. The Notice of Procedure will contain the information required by Subdivision 4 of Section 302A.473 of the Minnesota Statutes. In order to receive the fair value of the Premium Income VMTP Shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the Notice of Procedure was given, but the dissenter retains all other rights of a shareholder until the applicable Reorganization takes effect. Premium Income may establish contingent liabilities for any VMTP Shares for which a demand has been, or is anticipated to be, received.

Payment; Return of Shares

After the Closing Date, Premium Income shall remit to each dissenting holder of its VMTP Shares who has complied with the requirements for asserting dissenters’ rights the amount the Fund estimates to be the fair value of the shares, plus interest, accompanied by the materials specified by Subdivision 5 of Section 302A.473 of the Minnesota Statutes (the “Payment Materials”).

Premium Income may withhold this payment from a person who was not a holder of the Fund’s VMTP Shares on the date its Reorganization was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. In that case, if the dissenter has complied with the requirements for asserting dissenters’ rights, Premium Income will forward to the dissenter the Payment Materials, a statement of the reason for withholding the payment, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment as set forth below. Failure to do so entitles the dissenter only to the amount offered.

If Premium Income fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, Premium Income may again give a Notice of Procedure and require deposit or restrict transfer at a later time.

Where Premium Income is required to pay the fair value of its VMTP Shares plus interest, the interest will accrue commencing five days after the Closing Date up to and including the date of payment. The interest rate will be the rate at which interest accrues on verdicts and judgments under Minnesota law.

Supplemental Payment; Demand

If a dissenter believes that the amount paid is less than the fair value of the Premium Income VMTP Shares plus interest, the dissenter may give written notice (“Dissenter’s Notice”) to Premium Income of the dissenter’s own estimate of the fair value of the VMTP Shares, plus interest, within 30 days after Premium Income mails the payment. The Dissenter’s Notice must demand payment of the difference; otherwise, a dissenter is entitled only to the amount remitted by Premium Income.

Petition; Determination

If Premium Income receives a demand based on the dissenter’s own estimate of the fair value of the Premium Income VMTP Shares, plus interest, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded by the dissenter, pay an amount agreed to by the dissenter after discussion with Premium Income, or file in court a petition requesting that the court determine the fair value of the Premium Income VMTP Shares, plus interest. The petition shall be filed in the county in which the registered office of Premium Income is located (Hennepin County). The petition shall name as parties all dissenters who have demanded payment and who have not reached agreement with Premium Income. After filing the petition, Premium Income shall serve all parties with a summons and copy of the petition under Minnesota’s Rules of Civil Procedure.

The court may appoint appraisers to receive evidence on and recommend the amount of the fair value of the Premium Income VMTP Shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of Minnesota law. The court shall also determine the fair value of the Premium Income VMTP Shares, taking into account any and all factors the court finds relevant. The fair value of the shares as determined by the court is binding on all holders of VMTP Shares of Premium Income. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount paid, if any. However, a dissenter shall not be liable to Premium Income for the amount, if any, by which the amount, if any, paid to the dissenter exceeds the fair value of the Premium Income VMTP Shares as determined by the court, plus interest.

Costs; Fees; Expenses

The court shall determine the costs and expenses of the above proceeding, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against Premium Income. However, the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment is found to be arbitrary, vexatious or not in good faith.

If the court finds that Premium Income has failed to comply substantially with Minnesota law, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions. The court may also award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

Material Federal Income Tax Consequences of the Reorganizations

As a condition to each Fund’s obligation to consummate the Reorganizations, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions) with respect to its Reorganization substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund, followed by the distribution to the Acquired Fund shareholders of all the Acquiring Fund shares received by the Acquired Fund in complete liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to such Reorganization.

2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all of the assets of the Acquired Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund.

3.	No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of all such Acquiring Fund shares to the Acquired Fund shareholders solely in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund.

4.	No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund shares in the Reorganization, except with respect to any cash received in lieu of a fractional Acquiring Fund common share.

5.

The aggregate basis of the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund shares received by each Acquired Fund shareholder (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the Reorganization.

6.	The basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately before the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

In addition, K&L Gates LLP, as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, to the effect that the Acquiring Fund VMTP and MTP Shares received in the Reorganizations by the holders of the VMTP and MTP Shares of the Acquired Funds will qualify as equity in the Acquiring Fund for federal income tax purposes.

No opinion will be expressed as to (1) the federal income tax consequences of payments to Premium Income preferred shareholders who elect dissenters’ rights, (2) the effect of a Reorganization on (A) an Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination thereof) under a mark-to-market system of accounting, (B) any Acquired Fund shareholder that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting, or (C) an Acquired Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

A shareholder who exercises and perfects dissenters’ rights of appraisal generally will recognize gain or loss equal to the difference between the amount of cash received and the shareholder’s basis in the VMTP Shares surrendered. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Reorganization, the holding period for the shares surrendered is more than one year. The deductibility of capital losses is subject to limitations. If, however, the shareholder owns (or constructively owns under certain attribution rules contained in the Code) other shares of the same Acquired Fund that are exchanged for Acquiring Fund shares in a Reorganization or otherwise owns Acquiring Fund shares actually or constructively immediately after the Reorganizations, the cash received could be treated as having the effect of the distribution of a dividend for federal income tax purposes, in which case the shareholder may have dividend income up to the amount of the cash received. In such cases, shareholders should consult their tax advisers to determine the amount and character of the income recognized in connection with the Reorganizations. Any cash received as a result of the exercise of dissenters’ rights may be subject to backup withholding taxes.

Prior to the date of its Reorganization, each Acquired Fund will declare a distribution to its common shareholders, which together with all previous distributions to preferred and common shareholders, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the date of its Reorganization. To the extent distributions are attributable to ordinary taxable income or capital gains, such ordinary taxable income and capital gains will be allocated to common and preferred shareholders in accordance with each class’ proportionate share of the total dividends paid by the Fund during the year. As a result, such distribution could cause a portion of the distributions received by preferred shareholders during the year to be taxable for federal income tax purposes.

After the Reorganizations, the combined fund’s ability to use the Acquired Funds’ or the Acquiring Fund’s pre-Reorganization capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Reorganizations not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganizations and the amount of unrealized capital gains in the Funds at the time of the Reorganizations. As of February 29, 2012, the Funds had capital loss carryforwards as follows:

	Acquiring Fund	Premium Income	Dividend Advantage
Capital loss carryforwards	$2,327,226	$1,595,878	$1,161,556

If not applied, the capital loss carryforwards will expire as follows:

	Acquiring Fund	Premium Income	Dividend Advantage
Expiration Date:
February 28, 2017	$—	$9,738	$327,197
February 28, 2018	$2,327,226	$1,586,140	$834,359

For net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”), a Fund will generally be able to carryforward such capital losses indefinitely. A Fund’s net capital losses from taxable years beginning on or prior to December 22, 2010, however, will remain subject to their current expiration dates and can be used only after the post-enactment losses.

In addition, when any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganizations are eventually distributed by the Acquiring Fund, such income and gains will be allocated to common and preferred shareholders in accordance with each class’ proportionate share of the total dividends paid by the Fund during the year. As a result, a greater portion of the distributions received by preferred shareholders may be taxable than they would have had the Reorganizations not occurred.

This description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Reorganizations and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers regarding the federal, state and local tax consequences with respect to the foregoing matters and any other considerations which may be applicable to them.

Votes Required

The Reorganization of Premium Income into the Acquiring Fund is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of outstanding shares of the Premium

Income’s common shares and the preferred shares entitled to vote on the matter, voting as a single class, and by the affirmative vote of the holders of a majority (more than 50%) of the Premium Income’s outstanding preferred shares entitled to vote on the matter, voting as a separate class. The Reorganization also is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Acquiring Fund’s outstanding common and preferred shares entitled to vote on the matter, voting as a single class, and by the affirmative vote of the holders of a majority (more than 50%) of the Acquiring Fund’s outstanding preferred shares entitled to vote on the matter, voting as a separate class.

Abstentions and broker non-votes will have the same effect as a vote against the approval of the Reorganization. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Preferred shareholders of each Fund are separately being asked to approve the Agreement as a “plan of reorganization” under the 1940 Act. Section 18(a)(2)(D) of the 1940 Act provides that the terms of preferred shares issued by a registered closed-end management investment company must contain provisions requiring approval by the vote of a majority of such shares, voting as a class, of any plan of reorganization adversely affecting such shares. The 1940 Act makes no distinction between a plan of reorganization that has an adverse effect as opposed to a materially adverse effect. While the respective Boards do not believe that the Funds’ preferred shareholders would be materially adversely affected by the Reorganizations, it is possible that there may be insignificant adverse effects (such as where the asset coverage with respect to the Acquiring Fund preferred shares issued pursuant to a Reorganization is slightly more or less than the asset coverage with respect to the preferred shares of Acquired Fund for which they are exchanged).

The closing of each Reorganization is contingent upon the closing of all the Reorganizations. In order for the Reorganizations to occur, the Acquiring Fund and each Acquired Fund must obtain the requisite shareholder approvals, as well as certain consents, confirmations and/or waivers from various third parties, and the closing of the Reorganizations is contingent on all of the Acquired Funds and the Acquiring Fund satisfying (or obtaining the waiver of) their respective closing conditions. If one or more of the other Funds do not obtain their requisite shareholder approvals or satisfy their closing conditions it is possible that Premium Income’s Reorganization will not occur, even if shareholders of Premium Income approve the Reorganization and Premium Income satisfies all of its closing conditions. VMTP Shares have been issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more preferred shareholders of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of a Fund’s outstanding preferred shares, one or more shareholder approvals required for a Reorganization may turn on the exercise of voting rights by such particular shareholder(s) and its or their determination as to the favorable view of such proposal(s) with respect to its or their interests. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund.

Description of Common Shares Issued by the Acquiring Fund; Comparison to Acquired Funds

As a general matter, the common shares of the Acquiring Fund and each Acquired Fund have equal voting rights and equal rights with respect to the payment of dividends and distribution of assets upon liquidation with respect to their respective Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. Furthermore, the provisions set forth in the Acquiring Fund Articles of Incorporation, are substantially similar to the provisions of each Acquired Fund’s declaration of trust or articles of incorporation, as applicable, and each contain, among other things, similar super-majority voting provisions, as described under “Additional Information about the Funds—Certain Provisions in the Acquiring Fund Articles of Incorporation”. Similarly, if shareholders of the Acquiring Fund approve the Domicile Change proposal, the Successor Fund’s declaration of trust will contain substantially the same provisions as the declaration of trust of Dividend Advantage. The full text of each Fund’s declaration of trust or articles of incorporation, as applicable, is on file with the SEC and may be obtained as described on page vii.

The Acquiring Fund Articles of Incorporation authorize 200,000,000 common shares, par value $0.01 per share. If the Reorganizations are approved, the Acquiring Fund will issue additional common shares at the Closing Date to the common shareholders of each Acquired Fund based on the relative per share net asset value of the Acquiring Fund and the net asset values of the assets of such Acquired Fund (net of the liquidation preference and accumulated and unpaid dividends of any Acquired Fund preferred shares) that are transferred in the Reorganization, in each case as of the Valuation Date.

The terms of the Acquiring Fund common shares to be issued pursuant to the Reorganizations will be identical to the terms of the Acquiring Fund common shares that are then outstanding. All the Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon liquidation. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. See also “Comparison of Massachusetts Business Trusts and Minnesota Corporations.”

So long as preferred shares, including VMTP Shares are outstanding, common shareholders will not be entitled to receive any dividends or distributions from the Fund unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of declaration of such dividend or distribution would be at least 200% after giving effect to the dividend or distribution.

Description of the MTP Shares to be Issued by the Acquiring Fund

The Acquiring Fund Articles of Incorporation currently authorize the issuance of 1,000,000 preferred shares, par value $0.01 per share, in one or more classes or series, with rights as determined by the Board without the approval of holders of common shares. The Acquiring Fund MTP Shares to be issued are expected to have an aggregate liquidation preference of $16.3 million, a fixed dividend rate of 2.30% and term redemption date of December 1, 2015.

Shareholders of the Acquiring Fund are being asked to approve an amendment to the Acquiring Fund Articles of Incorporation to increase the number of authorized preferred shares in the event that shareholders of the Acquiring Fund do not approve the Domicile Change proposal. See “Proposal No. 5—Approval of Amendment to Acquiring Fund Articles of Incorporation.” On the Closing Date, the Acquiring Fund will issue to Dividend Advantage that number of shares of MTP Shares equal to the number of shares of MTP Shares of Dividend Advantage that are outstanding immediately prior to the Reorganization. All MTP Shares will have a liquidation preference of $10 per share (“Liquidation Preference”) plus an amount equal to the accumulated but unpaid dividends (whether or not earned or declared) on such shares. The aggregate liquidation preference of the Acquiring Fund MTP Shares received by Dividend Advantage in the Reorganization will equal the aggregate liquidation preference of the Acquired Fund MTP Shares held by preferred shareholders of Dividend Advantage immediately prior to the Reorganization. Upon issuance in accordance with the Agreement, the Acquiring Fund MTP Shares will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. The Acquiring Fund MTP Shares issued pursuant to the Agreement will rank equally with shares of all other outstanding MTP Shares and with any other series of preferred shares of the Acquiring Fund outstanding as of the Closing Date or that might be issued in the future, as to payment of dividends and the distribution of the Acquiring Fund’s assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The MTP Shares and all other preferred shares of the Acquiring Fund are senior as to dividends and as to distribution of assets upon liquidation to the Acquiring Fund’s common shares. The Acquiring Fund may issue additional series of preferred shares in the future, including series that will be classified as MTP Shares, and any such series, together with the outstanding preferred shares, are herein collectively referred to as “preferred shares.” Except in certain limited circumstances, holders of MTP Shares will not receive certificates representing their ownership interest in such shares, and the MTP Shares will be represented by a global certificate to be held by the Securities Depository for the MTP Shares. The Depository Trust Company will initially act as Securities Depository with respect to the MTP Shares.

Description of the VMTP Shares to be Issued by the Acquiring Fund

The terms of the VMTP Shares of the Acquiring Fund to be issued pursuant to the Reorganization will be substantially identical, as of the time of the closing of the Reorganization, to the outstanding VMTP Shares of the Premium Income for which they are exchanged, including, the same mandatory and optional redemption terms, liquidation preference and variable dividend rate provisions. Each holder of VMTP Shares should review the more detailed information concerning the terms of the VMTP Shares to be issued in the Reorganization contained in the Memorandum attached as Appendix G, which forms a part of this Joint Proxy Statement, and the other documents incorporated by reference or otherwise summarized in this Joint Proxy Statement and in the Memorandum, including the information set forth in the sections “Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Acquired Funds” below and “Risk Factors” in the Memorandum as well as the form of Statement Establishing and Fixing the Rights and Preferences of VMTP Shares of the Acquiring Fund attached as an appendix to the Memorandum.

Following the Reorganizations, the Acquiring Fund will have two series of VMTP Shares outstanding (each, a “VMTP Series” or “Series”). Because the terms of the VMTP Series to be issued in the Premium Income Reorganization by the Acquiring Fund will be substantially identical to the Premium Income VMTP Series exchanged therefor, the two Acquiring Fund VMTP Series outstanding following the Reorganization will reflect the certain existing differences among the existing VMTP Series of Premium Income and the Acquiring Fund, as further described in the Memorandum. Although both Series have the same term redemption date, optional redemptions occurring prior to the final mandatory redemption date for each Series may occur at different times and in different amounts from Series to Series. In the event the Acquiring Fund were to make a partial redemption of VMTP Shares, the redemption may not necessarily be effected pro rata among all preferred shares then outstanding.

Comparison of Massachusetts Business Trusts and Minnesota Corporations

Each of the Acquiring Fund and Premium Income is currently organized as a Minnesota corporation. Shareholders of the Acquiring Fund are being asked at the Annual Meeting to approve a reorganization of their Fund into the newly created Successor Fund for purposes of changing the Fund’s domicile, as set forth in “Proposal No. 2—Quality Income Domicile Change.” If the Domicile Change is approved and closes prior to the closing of the Reorganizations, shareholders of the Acquiring Fund and Premium Income will become shareholders of a Massachusetts business trust, rather than a Minnesota corporation. If the Reorganizations are approved and close prior to the Domicile Change closing, shareholders of Premium Income will become shareholders of the Acquiring Fund in its current organizational form as a Minnesota corporation. If the Domicile Change subsequently closes, shareholders would then become shareholders of a Massachusetts business trust as of the effective date of that closing.

For a description of the comparison of Massachusetts business trusts and Minnesota corporations, see “Proposal No. 2—Domicile Change—Comparison of Massachusetts Business Trusts and Minnesota Corporations.”

D.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Acquired Funds

General

The Funds have substantially similar investment objectives and similar policies. For each of Quality Income and Premium Income, the primary investment objective is current income exempt from both regular federal income taxes and Michigan individual income taxes, as well as the Michigan intangibles tax. The secondary investment objective for each of these Funds is to enhance portfolio value relative to the Michigan municipal bond market through investments in tax-exempt Michigan municipal obligations that the Adviser or Sub-Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Dividend Advantage’s investment objectives are: (i) to provide current income exempt from regular federal and Michigan income tax; and (ii) to enhance portfolio value relative to the Michigan municipal bond market by investing in tax-exempt municipal bonds that the Adviser or Sub-Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. By purchasing such tax-exempt Michigan municipal bonds, each Fund seeks to realize above-average capital appreciation in a rising market, and to experience less than average capital losses in a declining market. Subsequent to the adoption of these objectives, the Michigan intangibles tax was repealed and, as a result, the Funds no longer seek income exempt from the intangibles tax.

Underrated municipal securities are those municipal securities whose ratings do not, in the Adviser’s or Sub-Adviser’s opinion, reflect their true value. They may be underrated because of the time that has elapsed since their last ratings, or because rating agencies have not fully taken into account positive factors, or for other reasons. Undervalued municipal securities are those securities that, in the Adviser’s or Sub-Adviser’s opinion, are worth more than their market value. They may be undervalued because there is a temporary excess of supply in that particular sector (such as hospital bonds, or bonds of a particular municipal issuer). The Adviser or Sub-Adviser may buy such a security even if the value of that security is consistent with the value of other securities in that sector. Municipal securities also may be undervalued because there has been a general decline in the market price of municipal securities for reasons that do not apply to the particular municipal securities that the Adviser or Sub-Adviser considers undervalued. The Adviser or Sub-Adviser believes that the prices of these municipal securities should ultimately reflect their true value. Each Fund attempts to increase its portfolio value relative to the municipal bond market by prudent selection of municipal bonds regardless of the direction the market may move.

There can be no assurance that a Fund’s attempt to increase its portfolio value relative to the municipal bond market will succeed. To the extent that it does succeed, however, such success would increase the amount of net capital gains or reduce the amount of net capital losses that a Fund would otherwise have realized. While this incremental increase in net realized gains due to successful value investing, if any, is expected to be modest over time, it would tend to result in the distribution, over time, of a modestly greater amount of taxable capital gains to common shareholders and preferred shareholders. See “Additional Information About the Funds—Federal Income Tax Matters Associated with Investment in the Funds.”

Each Fund’s investment objectives are fundamental policies of the Fund, and may not be changed, without the approval of the holders of a majority of the outstanding common shares and preferred shares voting as a single class, and of holders of a majority of the outstanding preferred shares voting separately as a single class. For purposes of the Funds’ objectives, policies and investment strategies, municipal bonds and municipal obligations are treated as municipal securities.

Investment Policies

The Acquiring Fund and Acquired Funds have similar investment policies. Under normal circumstances, each Fund invests at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) and any preferred shares outstanding (“Managed Assets”), in municipal securities and other related investments the income from which is exempt from regular federal and Michigan income taxes.

Under normal circumstances, each Fund invests at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Adviser. Each Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Adviser. No more than 10% of a Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Adviser.

The foregoing credit quality policy applies only at the time a security is purchased, and a Fund is not required to dispose of a security in the event that a rating agency subsequently downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Adviser or sub-adviser may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. See “Proposal No. 3—Additional Information About the Investment Policies—Municipal Securities” below for a general description of the economic and credit characteristics of municipal securities.

Each Fund may enter into derivative instruments to achieve its investment objectives, enhance return, hedge certain risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including credit default swaps and interest rate swaps), options on financial futures, options on swap contracts, or other derivative instruments. A Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on future contracts or related options.

Each Fund may invest up to 15% of its net assets in inverse floating rate securities. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject a Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, the Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value. Each Fund may borrow for temporary or emergency purposes, including to pay dividends, repurchase its shares, or settle portfolio transactions. While any such borrowings exceed 5% of total assets, no additional purchases of investment securities will be made. Each Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. See “Proposal No. 3—Additional Information About the Investment Policies—Other Investment Companies.”

Each Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, a Fund may not invest more than 5% of its total assets in the securities of any single issuer, except that this limitation does not apply to securities of the U.S. Government, its agencies and instrumentalities.

The Acquiring Fund and Premium Income are subject to certain fundamental policies that do not apply to, or are different from, the fundamental policies of Dividend Advantage. In particular, unlike Dividend Advantage, each of the Acquiring Fund and Premium Income may not:

1)	pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by the Fund’s fundamental investment policy relating to borrowing for temporary or emergency purposes or for the repurchase of its shares, it may pledge securities having a market value at the time of pledge not exceeding 20% of the value of the Fund’s total assets;

2)	invest more than 10% of its total assets in repurchase agreements maturing in more than seven days; and

3)

purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund’s knowledge, those directors of the Fund, or those officers and directors of the Adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

During temporary defensive periods and in order to keep a Fund’s cash fully invested, each Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax exempt or taxable. It is the intent of each Fund to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income taxes.

Portfolio Investments

As used in this Joint Proxy Statement, the term “municipal securities” includes municipal securities with relatively short-term maturities. Some of these short-term securities may be variable or floating rate securities. Each Fund, however, emphasizes investments in municipal securities with long- or intermediate-term maturities. Each Fund buys municipal securities with different maturities and intends to maintain an average portfolio maturity of 15 to 30 years, although this may be shortened depending on market conditions. If the long-term municipal security market is unstable, a Fund may temporarily invest up to 100% of its assets in temporary investments. Temporary investments are high-quality, generally uninsured, short-term municipal securities that may either be tax-exempt or taxable. A Fund will buy taxable temporary investments only if suitable tax-exempt temporary investments are not available at reasonable prices and yields. A Fund will invest only in taxable temporary securities that are U.S. Government securities or corporate debt securities rated within the highest grade by Moody’s, S&P or Fitch, and that mature within one year from the date of purchase or carry a variable or floating rate of interest. Each Fund’s policies on securities ratings only apply when a Fund buys a security, and a Fund is not required to sell securities that have been downgraded. Each Fund also may invest in taxable temporary investments that are certificates of deposit from U.S. banks with assets of at least $1 billion, or repurchase agreements. Each Fund seeks to allocate taxable income on temporary investments, if any, proportionately between common shares and preferred shares, based on the percentage of total dividends distributed to each class for that year.

Municipal Securities

General.    Each Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal and Michigan income tax. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds on long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of a Fund.

The municipal securities in which the Funds invest are generally issued by the State of Michigan, a municipality of Michigan, or a political subdivision of either, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Adviser to be reliable), is exempt from regular federal and Michigan income taxes, although the interest may be subject to the federal alternative minimum tax and the Funds may invest in municipal securities issued by U.S. territories (such as Puerto Rico or Guam) that are exempt from regular federal and Michigan income taxes.

Yields on municipal securities depend on many factors, including the condition of the general money market and the municipal security market, the size of a particular offering, and the maturity and rating of a particular municipal security. Moody’s, S&P’s and Fitch’s ratings represent their opinions of the quality of a particular municipal security, but these ratings are general and are not absolute quality standards. Therefore, municipal securities with the same maturity, coupon, and rating may have different yields, while municipal securities with the same maturity and coupon and different ratings may have the same yield. The market value of municipal securities will vary with changes in interest rates and in the ability of their issuers to make interest and principal payments.

Obligations of municipal security issuers are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. These obligations also may be subject to future federal or state laws or referenda that extend the time to payment of interest and/or principal, or that constrain the enforcement of these obligations or the power of municipalities to levy taxes. Legislation or other conditions may materially affect the power of a municipal security issuer to pay interest and/or principal when due.

Municipal Leases and Certificates of Participation.    Each Fund may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, a Fund’s original investment. To the extent that the Funds invest in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Funds purchase only municipal securities representing lease obligations where the Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Funds with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Funds with the right to demand payment, on not more than seven days’ notice, of all or any part of the Funds’ participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue-sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financings generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

Inverse Floating Rate Securities.    Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third-party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees.

The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, each Fund receives the residual cash flow from the special purpose trust. Because the holder of the short term floater is generally assured liquidity at the face value of the security, a Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the inverse floaters that are issued by the special purpose trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Funds, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying bonds due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to out-perform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields higher than those available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based upon the ability to sell the underlying bonds deposited in a special purpose trust at an attractive price.

Each Fund may invest in inverse floating rate securities issued by special purpose trusts whose sponsors have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require a Fund to reimburse the third-party sponsor of the trust, upon termination of the trust issuing the inverse floater, for the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate securities issued by the trust. A Fund will enter into such a recourse agreement (i) when the liquidity provider with respect to the floating rate securities issued by the special purpose trust requires such a recourse agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the trust has declined in value. In an instance where a Fund has entered such a recourse agreement, the Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust.

Each Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts.

Each Fund invests in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust.

Floating Rate Securities.    Each Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, a Fund as the holder of the floating rate securities relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds.

Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

When-Issued and Delayed-Delivery Transactions

Each Fund may buy and sell municipal securities on a when-issued or delayed-delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, because bonds are subject to market fluctuations, the value of the bonds at time of delivery may be less (or more) than cost. A separate account of each Fund will be established with its custodian consisting of cash, cash equivalents, or liquid securities having a market value at all times at least equal to the amount of the commitment.

Zero Coupon Bonds

A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. A Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, a Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Structured Notes

Each Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. These types of investments may generate taxable income.

Derivatives

Each Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. In particular, a Fund may use credit default swaps and interest rate swaps. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If a Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, such Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, such Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap. If a Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, such Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to such Fund. Interest rate swaps involve the exchange by a Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. A Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of each Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that the Adviser will determine to use them for a Fund or, if used, that the strategies will be successful.

Other Investment Companies

Each Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly. In addition, each Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. Each Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. Each Fund may invest in investment companies that are advised by the Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a shareholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies.

The Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile, and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Investment Portfolio and Capital Structure Strategies to Manage Leverage Risk

Common shareholders of each Fund are subject to the risks of leverage primarily in the form of additional common share earnings and net asset value risk, associated with a Fund’s use of financial leverage in the form of preferred shares or inverse floating rate securities.

In an effort to mitigate these risks, each Fund and the Adviser seek to maintain the Fund’s financial leverage within an established range, and to rebalance leverage levels if the Fund’s leverage ratio moves outside this range to a meaningful degree for a persistent period of time. A Fund may rebalance leverage levels in one or more ways, including by increasing/reducing the amount of leverage outstanding and issuing/repurchasing common shares. Reducing leverage may require a Fund to raise cash through the sale of portfolio securities at times and/or at prices that would otherwise be unattractive for the Fund. Each Fund may also seek to diversify its capital structure and the risks associated with leverage by employing multiple forms of leverage. Each Fund and the Adviser will weigh the relative potential benefits and risks as well as the costs associated with a particular action, and will take such action only if it determines that on balance the likely potential benefits outweigh the associated risks and costs.

Hedging Strategies

Each Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using credit default swaps, interest rate swaps on taxable or tax-exempt indices, forward start interest rate swaps and options on interest rate swaps, financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of the Adviser, correlate with the prices of a Fund’s investments. These hedging strategies may generate taxable income.

The Board of each Fund recommends that shareholders vote “FOR” the approval of the Reorganization.

PROPOSAL NO. 4—APPROVAL OF ISSUANCE OF ADDITIONAL COMMON SHARES OF ACQUIRING FUND (ACQUIRING FUND SHAREHOLDERS ONLY)

In connection with the proposed Reorganizations, the Acquiring Fund will issue additional Acquiring Fund common shares and, subject to notice of issuance, list such shares on the NYSE. The Acquiring Fund will acquire substantially all of the assets of each Acquired Fund in exchange for newly issued Acquiring Fund common shares and Acquiring Fund VMTP or MTP Shares, as applicable, and the assumption of substantially all of the liabilities of each Acquired Fund. Each Acquired Fund will distribute Acquiring Fund common shares to its common shareholders and Acquiring Fund VMTP or MTP Shares, as applicable, to its preferred shareholders and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The Acquiring Fund’s Board, based upon its evaluation of all relevant information, anticipates that the Reorganizations may benefit holders of the Acquiring Fund’s common shares and preferred shares due to the increased size of the combined Fund.

The aggregate net asset value of Acquiring Fund common shares received by an Acquired Fund in each Reorganization will equal the aggregate net asset value of the Acquired Fund’s common shares outstanding immediately prior to such Reorganization. Prior to the closing of the Reorganizations, the net asset value of each Acquired Fund and the Acquiring Fund will be reduced by the costs of the Reorganization borne by such Fund. No fractional Acquiring Fund common shares will be issued to an Acquired Fund’s shareholders and, in lieu of such fractional shares, an Acquired Fund’s shareholders will receive cash in an amount equal to the value received for such shares in the open market, which may be higher or lower than net asset value. The aggregate liquidation preference of Acquiring Fund VMTP or MTP Shares, as applicable, received in each Reorganization will equal the aggregate liquidation preference of the Acquired Fund’s VMTP or MTP Shares held immediately prior to the Reorganization. The Reorganizations will result in no reduction in net asset value of the Acquiring Fund’s common shares, other than to reflect the costs of the Reorganization. No gain or loss will be recognized by the Acquiring Fund for federal income tax purposes as a direct result of the Reorganizations. The Acquiring Fund will continue to operate as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement.

While applicable state and federal law does not require the common shareholders of the Acquiring Fund to approve the issuance of additional Acquiring Fund common shares, applicable NYSE rules and the Statement of Preferences for the Acquiring Fund’s VMTP Shares require that the Acquiring Fund’s common shareholders, voting separately, and the Acquiring Fund’s common and preferred shareholders, voting together, approve the issuance of the Acquiring Fund common shares to be issued in connection with the Reorganizations.

Shareholder approval of the issuance of additional Acquiring Fund common shares requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represent over 50% of the shares entitled to vote on the matter. Abstentions and broker non-votes will have no effect on the proposal. Broker non-votes represent shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

The Board of the Acquiring Fund recommends that shareholders of the Acquiring Fund vote “FOR” the approval of the issuance of additional Acquiring Fund common shares in connection with the Reorganizations.

PROPOSAL NO. 5—APPROVAL OF AMENDMENT TO ACQUIRING FUND ARTICLES OF INCORPORATION (ACQUIRING FUND SHAREHOLDERS ONLY)

As discussed under “Additional Information about the Funds,” the Acquiring Fund Articles of Incorporation authorize the issuance of 1,000,000 preferred shares, par value $0.01 per share, in one or more classes or series, with rights as determined by the Board without the approval of holders of common shares. Upon the closing of the Reorganizations, shareholders of MTP of Dividend Advantage will receive, in exchange for each MTP Share held immediately prior to the Reorganizations, one MTP Share of a new series of the Acquiring Fund with substantially identical terms, as of the time of the exchange, to MTP Shares of Dividend Advantage exchanged therefor. Similarly, upon the closing of the Reorganizations, shareholders of VMTP of Premium Income will receive, in exchange for each VMTP Share held immediately prior to the Reorganizations, one VMTP Share of a new series of the Acquiring Fund with substantially identical terms, as of the time of the exchange, to VMTP Shares of Premium Income exchanged therefor. The Acquiring Fund currently has outstanding 879 VMTP Shares, par value $0.01 per share, with a total liquidation value of $87,900,000, which will remain outstanding following the completion of the Reorganizations. Premium Income currently has outstanding 539 VMTP Shares, par value $0.01 per share, with a total liquidation value of $53,900,000. Dividend Advantage currently has outstanding 1,631,300 MTP Shares, 2.30% Series 2015. In order for the Acquiring Fund to be able to issue the number of Acquiring Fund preferred shares equal to the Acquired Fund preferred shares that are outstanding immediately prior to the Reorganizations, the Acquiring Fund Articles of Incorporation would need to be amended to authorize the issuance of additional preferred shares. An amendment to the Acquiring Fund Articles of Incorporation is proposed to increase the number of authorized preferred shares to 50,000,000. This proposed increase in authorized preferred shares will provide the Acquiring Fund with flexibility to issue preferred shares to the extent permitted by the 1940 Act.

If shareholders of the Acquiring Fund approve the Domicile Change and it closes prior to the Reorganizations, the amendment to the Acquiring Fund Articles of Incorporation will not take effect. However, if the Domicile Change does not close, the amendment to the Acquiring Fund Articles of Incorporation will take effect regardless of whether the Reorganizations close.

The amendment to the Acquiring Fund Articles of Incorporation is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the outstanding shares of the Acquiring Fund’s common shares and the preferred shares entitled to vote on the matter, voting as a single class, and by the affirmative vote of the holders of a majority (more than 50%) of the Acquiring Fund’s outstanding preferred shares entitled to vote on the matter, voting as a separate class.

Abstentions and broker non-votes will have the same effect as a vote against the approval of the amendment to the Acquiring Fund Articles of Incorporation. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

The Board of the Acquiring Fund recommends that shareholders of the Acquiring Fund vote “FOR” the approval of the amendment to the Acquiring Fund Articles of Incorporation.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Certain Provisions in the Acquiring Fund Articles of Incorporation

The Acquiring Fund Articles of Incorporation may limit the ability of other companies or persons to acquire control of the Fund.

Anti-Takeover Provisions.    The Acquiring Fund Articles of Incorporation include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Holders of preferred shares of the Acquiring Fund, voting as a separate class, are entitled to elect two of the Fund’s directors. In addition, the holders of at least two-thirds of the shares of common stock and preferred shares, voting together as a single class, except as described below, must vote to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any other corporation or a reorganization or recapitalization of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) a liquidation or termination of the Fund, or a series or class of the Fund or (5) a removal of directors by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of directors fixed in accordance with the Acquiring Fund Articles of Incorporation or the by-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s shares of common stock and preferred shares outstanding at the time, voting together as a single class, is required; provided, however, that where only a particular class or series is affected (or, in the case of removing a director, when the director has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization that adversely affects the holders of preferred shares of the Acquiring Fund, the action in question will also require the affirmative vote of the holders of at least two-thirds of the preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of directors fixed in accordance with the articles of incorporation or the by-laws, the affirmative vote of the holders of at least a majority of the shares of preferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the shares of common stock and preferred shares of the Acquiring Fund, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization that adversely affects the holders of preferred shares are higher than those required by the 1940 Act. The Board of the Acquiring Fund believes that the provisions of the Acquiring Fund Articles of Incorporation relating to such higher votes are in the best interest of the Fund and its shareholders.

Minnesota Anti-Takeover Laws.    The Fund, as a Minnesota corporation, is subject to Sections 302A.671, 302A.673 and 302A.675 of the Minnesota Business Corporation Act, which may have the effect of discouraging a negotiated acquisition or unsolicited takeover. The following summaries are qualified in their entirety by reference to the statutory sections cited.

In general, Section 302A.671 provides that a public Minnesota corporation’s shares acquired in a “control share acquisition” have no voting rights unless voting rights are approved by the corporation’s other shareholders. A “control share acquisition” is a direct or indirect acquisition of beneficial ownership of shares that would, when added to all other shares beneficially owned by the acquiring person, entitle the acquiring person to have voting power of 20% or more in the election of directors.

In general, Section 302A.673 prohibits a public Minnesota corporation from engaging in a “business combination” with an “interested shareholder” for a period of four years after the date of the transaction in which the person became an interested shareholder, unless either the business combination or the acquisition by which such person becomes an interested shareholder is approved by a committee composed solely of disinterested directors. The term “business combination” includes mergers, asset sales and other transactions resulting in the receipt of a financial benefit by the interested shareholder. An “interested shareholder” is a person who is the beneficial owner, directly or indirectly, of 10% or more of a corporation’s voting shares, or who is an affiliate or associate of the corporation and who, at any time within four years before the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the corporation’s voting shares.

If a tender offer is made for shares of a public Minnesota corporation, Section 302A.675 precludes the offeror from acquiring additional shares (including in acquisitions pursuant to mergers, consolidations or statutory share exchanges) within two years following the completion of the tender offer, unless shareholders selling their shares in the later acquisition are given the opportunity to sell their shares on terms that are substantially equivalent to those provided in the earlier tender offer. Section 302A.675 does not apply if a committee composed solely of disinterested directors approved the earlier tender offer before any shares were acquired pursuant to it.

Reference should be made to the Acquiring Fund Articles of Incorporation on file with the Securities and Exchange Commission for the full text of these provisions, as well as the statutory sections  of the Minnesota Business Corporation Act cited above.

Repurchase of Common Shares; Conversion to Open-End Fund

Each Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Fund to redeem their common shares. Instead, the common shares of each Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, each Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. Neither the Acquiring Fund nor any of the Acquired Funds can assure you that its Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Notwithstanding the foregoing, at any time when a Fund’s preferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated but unpaid preferred shares dividends due to be paid have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value (expected to equal the original purchase price per share plus any accumulated but unpaid dividends thereon) of the outstanding preferred shares, including VMTP Shares.

If a Fund converted to an open-end investment company, it would be required to redeem all its preferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “Certain Provisions in the Acquiring Fund Articles of Incorporation” above for a discussion of the voting requirements applicable to the conversion of the Acquiring Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of a Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if a Fund’s common shares should trade at a discount, the Board may determine that, in the interest of the Fund, no action should be taken.

Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption Agent and

The custodian of the assets of each Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111 (“State Street”). The custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent with respect to the common shares is also State Street, 250 Royall Street, Canton, Massachusetts 02021. State Street has subcontracted the transfer agency servicing of the Fund to Computershare, Inc. The redemption and paying agent for the VMTP Shares also is State Street, Canton, Massachusetts.

Federal Income Tax Matters Associated with Investment in the Funds

The following information is meant as a general summary of certain federal income tax matters for U.S. shareholders. Please also see “Tax Matters” in the Memorandum for additional information with respect to federal income tax matters associated with an investment in VMTP Shares. Investors should rely on their own tax adviser for advice about the particular federal, state and local tax consequences to them of investing in the Funds. Each Fund has elected to be treated and intends to qualify each year (including the taxable year in which the Reorganizations occur) as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to qualify as a RIC, each Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, each Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders. The Funds primarily invest in municipal securities issued by Michigan, its cities and local authorities. Thus, substantially all of a Fund’s dividends paid to you should qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal obligations, such as certain private activity bonds, is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that a Fund receives income from such municipal obligations, a portion of the dividends paid by the Fund, although exempt from regular federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. Each Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal obligations subject to the federal alternative minimum tax. Corporations are subject to special rules in calculating their federal alternative minimum taxable income with respect to interest from such municipal obligations.

On September 12, 2011, President Obama submitted to Congress the American Jobs Act of 2011. If enacted in its proposed form, this Act generally would limit the exclusion from gross income of tax-exempt interest (which includes exempt-interest dividends received from a Fund) for individuals whose adjusted gross income for federal income tax purposes exceeds certain thresholds for taxable years beginning on or after January 1, 2013 in order to provide a tax benefit not greater than 28% of such interest. In addition, this proposal could affect the value of the municipal bonds owned by a Fund. The likelihood of this proposed legislation being enacted in the form introduced or in some other form cannot be predicted. Shareholders should consult their own tax advisers regarding the potential consequences of this proposed legislation on their investment in a Fund.

In addition to exempt-interest dividends, a Fund may also distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. If so, they are taxable whether or not such distributions are reinvested. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable to noncorporate shareholders at a maximum federal income tax rate of 15%. Absent further legislation, the maximum 15% rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2012. In addition, for taxable years beginning after December 31, 2012, certain individuals, estates and trusts will be subject to a 3.8% Medicare tax on net investment income, including net capital gains. Each Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” to noncorporate shareholders.

As a RIC, each Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. Each Fund may retain for investment some (or all) of its net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any; and (iii) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as exempt interest, ordinary income and capital gains). Accordingly, each Fund designates dividends made with respect to common shares and preferred shares as consisting of particular types of income (e.g., exempt interest, net capital gain and ordinary income) in accordance with each class’ proportionate share of the total dividends paid by the Fund during the year.

Dividends declared by a Fund to shareholders of record in October, November or December and paid during the following January will be treated as having been received by shareholders in the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The redemption, sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 15%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. As noted above, absent further legislation, the maximum rates applicable to long-term capital gains will cease to apply to taxable years beginning after December 31, 2012 and an additional 3.8% Medicare tax may apply to certain individual, estate or trust shareholders’ taxable distributions and to any capital gains for taxable years beginning after December 31, 2012. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a RIC that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. If a shareholder sells or otherwise disposes of shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain distributions received by the shareholder on such share. Any loss realized on a sale or exchange of shares of a Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares of the Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

Any interest on indebtedness incurred or continued to purchase or carry a Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if you receive Social Security or certain railroad retirement benefits, you may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by a Fund.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and its net tax-exempt income, including such accrued income, to qualify as a RIC and (with respect to its ordinary income and capital gain) to avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Funds may hold or acquire municipal obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.

As with all investment companies, each Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all distributions (including exempt-interest dividends) and redemption proceeds payable to a shareholder if the shareholder fails to provide the Fund with his or her correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS that he or she is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Net Asset Value

Each Fund’s net asset value per common share is determined as of the close of the regular session trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. Net asset value is calculated by taking the market value of a Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by such Fund’s Board or its delegate.

In determining net asset value per common share, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service approved by such Fund’s Board. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service, or, in the absence of a pricing service for a particular security, the Board of such Fund, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant by the pricing service or the Board’s designee.

GENERAL INFORMATION

Outstanding Shares of the Acquiring Fund and Premium Income

The following table sets forth the number of outstanding common shares and preferred shares and certain other share information, of Acquiring Fund and Premium Income as of August 13, 2012.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Acquiring Fund:
Common shares	200,000,000		11,554,253
Preferred shares	1,000,000		879
Premium Income:
Common shares	200,000,000		7,605,648
Preferred shares	1,000,000		539

The common shares of the Acquiring Fund and Premium Income are listed and trade on the NYSE under the symbols NUM and NMP, respectively. The VMTP Shares of the Acquiring Fund and Premium Income are not listed on any exchange.

Shareholders of the Acquiring Fund and Premium Income

As of August 13, 2012, the members of the Board and officers of each Fund as a group owned less than 1% of the total outstanding common shares and less than 1% of the total outstanding preferred shares of that Fund.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of a Fund is provided below. Information is based on Schedule 13G filings and amendments made on or before August 13, 2012.

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
Acquiring Fund—VMTP Shares	Wells Fargo Bank, N.A. 101 N. Phillips Ave Sioux Falls, South Dakota 57104	879	100%

Premium Income—VMTP Shares	Citibank, N.A. 399 Park Avenue New York, NY 10022	539	100%

Audit Committee Report

The Audit Committee of each Fund’s Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the Funds’ financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The committee also selects, retains and evaluates and may replace each Fund’s independent registered public accounting firm. The committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each committee member meets the independence and experience requirements, as applicable, of the NYSE, NYSE MKT, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). Each Fund’s independent registered public accounting firm provided to the committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the committee, the committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

The current members of the committee are:

Robert P. Bremner

David J. Kundert

William J. Schneider

Carole E. Stone

Terence J. Toth

Appointment of the Independent Registered Public Accounting Firm

Each Fund’s Board has appointed Ernst & Young LLP as independent registered public accounting firm to audit the books and records of each Fund for its current fiscal year. A representative of Ernst & Young LLP will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. Ernst & Young LLP has informed each Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Audit and Related Fees

Audit and Related Fees.    The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund, including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees		Audit Related Fees				Tax Fees				All Other Fees
	Fund(1)		Fund(2)		Adviser and Adviser Entities		Fund(3)		Adviser and Adviser Entities		Fund(4)		Adviser and Adviser Entities
	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012
Quality Income	$18,200	$21,200	$0	$7,750	$0	$0	$0	$0	$0	$0	$3,400	$1,700	$0	$0
Premium Income	18,200	21,200	0	7,750	0	0	0	0	0	0	3,400	1,700	0	0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of audit or review of financial statements and are not reported under “Audit Fees.”
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.
(4)	“All Other Fees” are the aggregate fees billed for products and services for agreed-upon procedures and engagements for the leveraged Funds.

Non-Audit Fees.    The following tables provide the aggregate non-audit fees billed by each Fund’s independent registered accounting firm for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund’s last two fiscal years.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
Fund	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012	Fiscal Year Ended 2011	Fiscal Year Ended 2012
Quality Income	$3,400	$1,700	$0	$0	$0	$0	$3,400	$1,700
Premium Income	3,400	1,700	0	0	0	0	3,400	1,700

Audit Committee Pre-Approval Policies and Procedures.    Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his/her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the NYSE. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, the Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities, except as provided above in the section entitled “Shareholders of the Acquiring Fund and Acquired Funds.”

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Funds pro rata based on the projected net benefit and cost savings to each Fund. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Fund that requires additional solicitation.

Shareholder Proposals

To be considered for presentation at the 2013 annual meeting of shareholders of the Funds, shareholder proposals submitted pursuant to Rule 14a-8 under the 1934 Act must have been received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than May 8, 2013. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Fund’s by-laws, submit such written notice to the respective Fund no later than July 22, 2013 or prior to July 7, 2013. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

If all proposals are approved and the Reorganizations are consummated, the Acquired Funds will cease to exist and will not hold their 2013 annual meeting. If the Reorganizations are not approved or are not consummated, the Acquired Funds will hold their 2013 annual meeting of shareholders, expected to be held in November 2013.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen

Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for each Fund is February 28 or (February 29).

Annual Report Delivery

Annual reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on October 12, 2012

Each Fund’s Proxy Statement is available at http://www.nuveenproxy.com/ProxyInfo/CEF/ Default.aspx. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Other Information

Management of the Funds does not intend to present and does not have reason to believe that others will present any items of business at the Annual Meetings, except as described in this Joint Proxy Statement. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of each Fund entitled to be present and to vote at the Annual Meetings will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder of the Funds during regular business hours for ten days prior to the date of the Annual Meetings.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters which may properly come before the Annual Meeting if there shall be present, in person or by proxy, a quorum of shareholders in respect of such other matters. The chairman of the meeting may, whether or not a quorum is present, propose one or more adjournments of the Annual Meeting on behalf of a Fund without further notice to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the session of the Annual Meeting to be adjourned.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instruction of such customers and clients on how to vote their shares on the proposals. A broker-dealer firm that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on the proposals other than the election of Board Members. A signed proxy card or other authorization by a beneficial owner of shares of a Fund that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

September 20, 2012

APPENDIX A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION—DOMICILE CHANGE

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of the      day of             , 2012 by and between Nuveen Michigan Quality Income Municipal Fund (the “Successor Fund”), a newly created business trust formed under the laws of the Commonwealth of Massachusetts, and Nuveen Michigan Quality Income Municipal Fund, Inc., a Minnesota corporation (the “Predecessor Fund” and together with the Successor Fund, each, a “Fund” and together, the “Funds”). Each of the Funds maintains its principal place of business at 333 West Wacker Drive, Chicago, Illinois 60606.

This Agreement is intended to be, and is adopted as, a plan of reorganization for the purpose of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The reorganization will consist of (a) the sale, assignment, conveyance, transfer and delivery of all of the assets of the Predecessor Fund in exchange solely for classes of shares of beneficial interest of the Successor Fund (“Successor Fund Shares”) corresponding to the classes of outstanding shares of the Predecessor Fund (“Predecessor Fund Shares”), as described herein, and the assumption by the Successor Fund of all of the liabilities of the Predecessor Fund, and (b) the subsequent distribution of the Successor Fund Shares to the shareholders of the corresponding class of the Predecessor Fund in complete liquidation and termination of the Predecessor Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Successor Fund has been organized in order to continue the business and operations of the Predecessor Fund;

WHEREAS, the Successor Fund currently has no assets and has carried on no business activities prior to the date first shown above and will have had no assets and will have carried on no business activities prior to the consummation of the transaction described herein; and

WHEREAS, the Board of Trustees of the Successor Fund and the Board of Directors of the Predecessor Fund (the “Board”), as applicable, has determined that the Reorganization is in the best interests of each Fund and that the interests of the existing shareholders of the Predecessor Fund will not be diluted as a result of the Reorganization.

In consideration of the premises and of the covenants and agreements set forth herein, the parties covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE PREDECESSOR FUND IN EXCHANGE FOR

SHARES OF THE SUCCESSOR FUND AND ASSUMPTION OF LIABILITIES, IF ANY; LIQUIDATION OF THE PREDECESSOR FUND

1.1        The Predecessor Fund agrees to sell, assign, convey, transfer and deliver all of its property and assets as set forth in Section 1.2 to the Successor Fund, free and clear of all liens and encumbrances, except as otherwise provided herein. In exchange, the Successor Fund agrees (a) to assume all of the liabilities, if any, of the Predecessor Fund, as set forth in Section 1.3 and (b) to issue and deliver to the Predecessor Fund, for distribution in accordance with Section 1.5 to the Predecessor Fund’s shareholders: (i) the number of full and fractional common shares of the Successor Fund (“Successor Fund Common Shares”) equal in number and value to the Predecessor Fund common shares outstanding as of the close of business on the business day immediately preceding the Closing Date and (ii) with respect to each series of preferred shares of the Predecessor Fund, preferred shares of the corresponding series of the Successor Fund (“Successor Fund Preferred Shares”) equal in number to, and having rights and preferences substantially similar to, the preferred shares of such series outstanding as of the close of business on the business day immediately preceding the Closing Date (less any preferred shares with respect to which Dissenters’ Rights, as defined below, have been properly exercised). Such transactions shall take place at the closing provided for in Section 2.1 (the “Closing”).

1.2        At the Closing, the Successor Fund shall acquire all of the assets of the Predecessor Fund, including without limitation, cash, cash equivalents, securities, commodities, interests in futures, dividends or interest receivables owned by the Predecessor Fund and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Fund as of the Closing Date, except that the Predecessor Fund shall retain assets sufficient to pay all liabilities (whether absolute, accrued, contingent or otherwise) as the Board of the Predecessor Fund or its officers reasonably expect to exist against the Predecessor Fund as a result of the exercise of dissenters’ rights under Minnesota law (“Dissenters’ Rights”). Other than as discussed herein and other than in the Predecessor Fund’s ordinary course of business of being an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), the Predecessor Fund has no plan or intent to sell or otherwise dispose of any of its assets.

1.3        At the Closing, the Successor Fund will assume all of the debts, liabilities, obligations and duties of the Predecessor Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable as of the Closing and whether or not specifically referred to in this Agreement, provided that the Successor Fund shall not assume any liabilities with respect to the exercise of Dissenters’ Rights by any shareholder.

1.4        Immediately upon delivery to the Predecessor Fund of the Successor Fund Shares, the Predecessor Fund, as the sole shareholder of the Successor Fund, shall (a) approve the advisory agreement with respect to the Successor Fund, (b) approve the subadvisory agreement with respect to the Successor Fund, (c) approve the assignment and assumption of the Agreement and Plan of Reorganization dated                      with respect to the Predecessor Fund, (d) elect Trustees of the Successor Fund and (e) approve any other matter for which shareholder approval is required.

1.5        At or as soon after the Closing as is possible, and in no event later than 12 months after the Closing Date (the “Liquidation Date”), the Predecessor Fund will distribute in complete liquidation (a) pro rata to its common shareholders of record, determined as of the close of business on the business day immediately preceding the Closing Date, the Successor Fund Common Shares received by the Predecessor Fund pursuant to Section 1.1 in exchange for common shares of the Predecessor Fund held by the common shareholders of the Predecessor Fund and (b) pro rata to its corresponding preferred shareholders of record, determined as of the close of business on the business day immediately preceding the Closing Date, other than such preferred shareholders who have properly exercised Dissenters’ Rights with respect to the Reorganization, the corresponding series of Successor

Fund Preferred Shares received by the Predecessor Fund pursuant to Section 1.1. Such distribution and liquidation will be accomplished by opening accounts on the books of the Successor Fund in the names of the shareholders of the Predecessor Fund and transferring to each account (x) in the case of a common shareholder, a number of the Successor Fund Common Shares received by the Predecessor Fund equal in number and value to the common shares of the Predecessor Fund held by such shareholder and (y) in the case of a preferred shareholder, other than such preferred shareholders who have properly exercised Dissenters’ Rights with respect to the Reorganization, a number of the corresponding series of Successor Fund Preferred Shares received by the Predecessor Fund equal in number to the corresponding series of preferred shares of the Predecessor Fund held by such shareholder.

1.6        Any reporting responsibility of the Predecessor Fund with the Securities and Exchange Commission (the “SEC”), the exchange on which the Predecessor Fund’s shares are listed, or any state securities commission is and shall remain the responsibility of the Predecessor Fund up to and including the Liquidation Date.

1.7        All books and records of the Predecessor Fund, including all books and records required to be maintained under the Investment Company Act, and the rules and regulations thereunder, shall be available to the Successor Fund from and after the Closing Date and shall be turned over to the Successor Fund on or prior to the Liquidation Date.

1.8        The Predecessor Fund will dissolve, terminate and have its affairs wound up in accordance with Minnesota state law promptly following the Liquidation Date.

1.9        If and to the extent the Board of Directors of the Predecessor Fund deems it advisable for federal income tax purposes, such Predecessor Fund shall make a distribution of net investment company taxable income, if any, plus the excess of interest income excludible from gross income under Section 103(a) of the Internal Revenue Code, if any, over deductions disallowed under Sections 265 and 171(a)(12) of the Internal Revenue Code and net capital gain, if any, immediately prior to the close of business on the business day immediately preceding Closing Date.

ARTICLE II

CLOSING AND CLOSING DATE

2.1        The Closing Date shall be such date as the parties may mutually agree. All acts taking place at the Closing shall be deemed to take place as of 8:00 a.m. central time on the Closing Date, or such later time as the parties may mutually agree. The Closing shall be at the office of the Successor Fund or at such other place as the parties may mutually agree.

2.2        The custodian for the Predecessor Fund shall deliver to the Successor Fund at the Closing a certificate of an authorized officer stating that the Predecessor Fund’s portfolio securities, cash and any other assets have been transferred in proper form to the Successor Fund on the Closing Date.

2.3        The Predecessor Fund shall deliver to the Successor Fund on or prior to the Closing Date a list of the names and addresses of its shareholders and the number of outstanding shares of the Predecessor Fund owned by each such shareholder (the “Shareholder Lists”), all as of the close of business on the business day immediately preceding the Closing Date, certified by the Secretary or Assistant Secretary of the Predecessor Fund. The Successor Fund shall issue and deliver to the Predecessor Fund at the Closing a confirmation or other evidence satisfactory to the Predecessor Fund that Successor Fund Shares have been or will be credited to the Predecessor Fund’s account on the books of the Successor Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1        The Predecessor Fund represents and warrants as follows:

3.1.1    The Predecessor Fund is duly organized, validly existing and in good standing under the laws of the State of Minnesota and has the power to own all of its properties and assets and, subject to approval of the shareholders of the Predecessor Fund, to carry out the Agreement.

3.1.2    The Predecessor Fund is a closed-end diversified management investment company duly registered under the Investment Company Act, and such registration is in full force and effect.

3.1.3    The Predecessor Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Articles of Incorporation, as amended (the “Articles”), Statement Establishing and Fixing the Rights and Preferences of Predecessor Fund preferred shares (“Preferred Statement”) or the By-Laws of the Predecessor Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Predecessor Fund is a party or by which the Predecessor Fund is bound.

3.1.4    The Predecessor Fund has no material contracts or other commitments that will be terminated with any liability or penalty to the Predecessor Fund or the Successor Fund on or prior to the Closing Date.

3.1.5    No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the knowledge of the Predecessor Fund, threatened against the Predecessor Fund or any of its properties or assets. The Predecessor Fund knows of no facts that might form the basis for the institution of such proceedings, and the Predecessor Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

3.1.6    The audited financial statements of the Predecessor Fund at February 29, 2012 and for the period then ended have been prepared in accordance with generally accepted accounting principles consistently applied and present fairly, in all material respects, the financial condition of the Predecessor Fund as of February 29, 2012, and there are no known contingent liabilities of the Predecessor Fund as of such date that are not disclosed in such statements.

3.1.7    Since the date of the financial statements referred to in subsection 3.1.6, there have been no materially adverse changes in the Predecessor Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Predecessor Fund arising after such date. For the purposes of this Section 3.1.7, a decline in net asset value of the Predecessor Fund shall not constitute a materially adverse change.

3.1.8    All federal, state, local and other tax returns and reports of the Predecessor Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Predecessor Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection 3.1.6. To the best of the Predecessor Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Predecessor Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Predecessor Fund.

3.1.9    For each taxable year of its operations, the Predecessor Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year that includes the Closing Date for that portion of such taxable year ending with the Closing Date), as a “regulated investment company” under the Internal Revenue Code (a “RIC”) and (ii) has been eligible to and has computed its federal income tax under section 852 of the Internal Revenue Code. The Predecessor Fund will qualify as a RIC as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of section 851(b)(3) of the Internal Revenue Code without regard to the last sentence of section 851(d) of the Internal Revenue Code. The Predecessor Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Predecessor Fund to fail to qualify as a RIC under the Internal Revenue Code. The Predecessor Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Internal Revenue Code did not apply to it.

3.1.10    The authorized capital of the Predecessor Fund consists of common shares and preferred shares, par value $.01 per share. All issued and outstanding shares of the Predecessor Fund are duly and validly issued and outstanding, fully paid and non-assessable. All issued and outstanding shares of the Predecessor Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the applicable Shareholder List submitted to the Successor Fund in accordance with the provisions of Section 2.3. The Predecessor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Predecessor Fund, nor is there outstanding any security convertible into shares of the Predecessor Fund.

3.1.11    At the Closing Date, the Predecessor Fund will have good and marketable title to the assets to be transferred to the Successor Fund pursuant to Section 1.1 and full right, power and authority to sell, assign, convey, transfer and deliver such assets hereunder free of any liens or other encumbrances, and, upon delivery and payment for such assets, the Successor Fund will acquire good and marketable title thereto.

3.1.12    The execution, delivery and performance of this Agreement has been duly authorized by the Board of Directors of the Predecessor Fund (including the determinations required by Rule 17a-8(a) under the Investment Company Act) and by all necessary action, other than shareholder approval, on the part of the Predecessor Fund, and, subject to shareholder approval, this Agreement constitutes a valid and binding obligation of the Predecessor Fund.

3.1.13    The information furnished and to be furnished by the Predecessor Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby is, and shall be, accurate and complete in all material respects and is in compliance, and shall comply, in all material respects with applicable federal securities and other laws and regulations.

3.1.14    From the date of the Proxy Statement referred to in Section 4.5 through the time of the Annual Meeting of the Predecessor Fund’s shareholders and on the Closing Date, any written information furnished by the Predecessor Fund with respect to the Predecessor Fund for use in the Proxy Statement, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading

3.1.15    No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Predecessor Fund of the transactions contemplated by this Agreement, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Investment Company Act, and such as may be required under state securities laws.

3.1.16    There are no brokers or finder’s fees payable on behalf of the Predecessor Fund in connection with the transactions provided for herein.

3.2         The Successor Fund represents and warrants as follows:

3.2.1    The Successor Fund is duly organized and existing under the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares commonly referred to as a “Massachusetts business trust” and has the power to own all of its properties and assets and to carry out the Agreement.

3.2.2    The Successor Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Declaration of Trust or By-Laws of the Successor Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Successor Fund is a party or by which the Successor Fund is bound.

3.2.3    All Successor Fund Common Shares and Successor Fund Preferred Shares to be issued in exchange for the net assets of the Predecessor Fund pursuant to this Agreement will be, when so issued, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that under Massachusetts law, Successor Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Successor Fund under Massachusetts law). The Successor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Successor Fund Shares, nor is there outstanding any security convertible into any Successor Fund Shares.

3.2.4    The execution, delivery and performance of this Agreement has been duly authorized by the Board of Trustees of the Successor Fund (including the determinations required by Rule 17a-8(a) under the Investment Company Act) and by all necessary action on the part of the Successor Fund, this Agreement constitutes a valid and binding obligation of the Successor Fund.

3.2.5    The Successor Fund was newly formed for the purpose of consummating the Reorganization and continuing the business and operations of the Predecessor Fund. As of the Closing Date, and immediately prior to the Reorganization, the Successor Fund has not held any assets or engaged in any activity or business, other than such as required to consummate the Reorganization.

3.2.6    The Successor Fund (i) will elect to be taxed as a RIC, will qualify for the tax treatment afforded RICs under the Internal Revenue Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, and (ii) will be eligible to compute its federal income tax under section 852 of the Internal Revenue Code for the taxable year that includes the Closing Date. The Successor Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Successor Fund to fail to qualify as a RIC. The Successor Fund has no earnings and profits accumulated in any taxable year.

3.2.7    Immediately prior to the Closing, there will be no issued or outstanding shares of the Successor Fund or any other securities issued by the Successor Fund.

ARTICLE IV

COVENANTS OF THE SUCCESSOR FUND AND THE PREDECESSOR FUND

4.1        The Predecessor Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that the ordinary course of business will include declaring and paying customary dividends and other distributions.

4.2        The Predecessor Fund will call a shareholders’ meeting to consider and act upon this Agreement and the transactions contemplated herein and to take all other action necessary to obtain approval of the transactions contemplated hereby.

4.3        The Predecessor Fund will assist the Successor Fund in obtaining such information as the Successor Fund reasonably requests concerning the beneficial ownership of the Predecessor Fund’s shares.

4.4        Subject to the provisions of this Agreement, each Fund will take or cause to be taken all action, and will do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

4.5        The Predecessor Fund will prepare and file with the SEC a Proxy Statement (the “Proxy Statement”) in compliance with the 1934 Act and the Investment Company Act and the rules and regulations thereunder, which Proxy Statement may be combined with a proxy statement/prospectus of the Predecessor Fund prepared in connection with a separate transaction involving the Predecessor Fund for administrative ease.

4.6        Each Fund will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other Fund may deem necessary or desirable in order to (a) vest in and confirm to the Successor Fund title to and possession of all the assets of the Predecessor Fund to be sold, assigned, conveyed, transferred and delivered to the Successor Fund pursuant to this Agreement, (b) vest in and confirm to the Predecessor Fund title to and possession of all the Successor Fund Shares to be transferred to the Predecessor Fund pursuant to this Agreement, (c) assume all of the Predecessor Fund’s liabilities in accordance with this Agreement, and (d) otherwise to carry out the intent and purpose of this Agreement.

4.7        The Successor Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the Investment Company Act, any exchange on which the Predecessor Fund’s shares are listed and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

4.8        The Successor Fund shall not issue any shares or other securities, or conduct any business or activity prior to the Closing except for such activity as is required to consummate the transactions contemplated by this Agreement.

4.9        The expenses incurred by the Funds in connection with this Agreement and the transactions contemplated hereby shall be paid by the Predecessor Fund, or assumed as a liability by the Successor Fund in connection with the Reorganization.

4.10        It is the intention of the parties that the transaction will qualify as a reorganization within the meaning of section 368(a) of the Internal Revenue Code. Neither the Predecessor Fund nor the Successor Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a reorganization within the meaning of section 368(a) of the Internal Revenue Code. At or prior to the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Vedder Price P.C. to render the tax opinion contemplated in Section 7.1.4 of this Agreement.

ARTICLE V

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PREDECESSOR FUND

5.1        The obligations of the Predecessor Fund to consummate the transactions provided for herein shall, at its election, be subject to the performance by the Successor Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

5.1.1    All representations and warranties of the Successor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

5.1.2    The Successor Fund shall have delivered to the Predecessor Fund a certificate executed in its name by the President or a Vice President of the Successor Fund, in form and substance satisfactory to the Predecessor Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Successor Fund in this Agreement are true and correct at and as of the Closing Date except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Predecessor Fund shall reasonably request.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SUCCESSOR FUND

6.1        The obligations of the Successor Fund to consummate the transactions provided for herein with respect to the Predecessor Fund shall, at its election, be subject to the performance by the Predecessor Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

6.1.1    All representations and warranties of the Predecessor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.1.2    The Predecessor Fund shall have delivered to the Successor Fund a certificate executed in its name by the President or Vice President of the Predecessor Fund, in form and substance satisfactory to the Successor Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Predecessor Fund in this Agreement are true and correct at and as of the Closing Date except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Successor Fund shall reasonably request.

6.1.3    The Predecessor Fund shall have delivered to the Successor Fund on the Closing Date a statement of the Predecessor Fund’s assets and liabilities, together with a list of the Predecessor Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Controller of the Predecessor Fund.

ARTICLE VII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SUCCESSOR

FUND AND THE PREDECESSOR FUND

7.1        The obligations of each Fund hereunder are subject to the further conditions that on or before the Closing Date:

7.1.1    This Agreement and the transactions contemplated herein shall have been approved by the requisite votes of (a) the Board of Trustees of the Successor Fund and the Board of Directors of the Predecessor Fund, including as to the determinations required by Rule 17a-8(a) under the Investment Company Act and (b) the holders of the outstanding shares of the Predecessor Fund in accordance with the provisions of the Predecessor Fund’s Articles and By-Laws, the Investment Company Act and the requirements of the applicable exchange; each Fund shall have delivered evidence of such approvals to the other Fund.

7.1.2        On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

7.1.3        All consents of other parties and all consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky or securities authorities, including “no-action” positions of such federal or state authorities) deemed necessary by the Successor Fund or the Predecessor Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a materially adverse effect on the assets or properties of the Successor Fund or the Predecessor Fund, provided that either party hereto may waive any part of this condition as to itself.

7.1.4        The Funds shall have received an opinion of Vedder Price P.C. reasonably satisfactory to the Funds and based upon such reasonably requested representations and warranties as requested by counsel, substantially to the effect that, for federal income tax purposes:

(a)        The transfer of all of the assets of the Predecessor Fund to the Successor Fund solely in exchange for shares of the Successor Fund and the assumption by the Successor Fund of all of the liabilities of the Predecessor Fund, followed by the distribution to the Predecessor Fund’s shareholders of all the Successor Fund Shares received by the Predecessor Fund in complete liquidation of the Predecessor Fund as soon as possible thereafter will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code, and the Successor Fund and the Predecessor Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Internal Revenue Code, with respect to the Reorganization;

(b)        No gain or loss will be recognized by the Predecessor Fund upon the transfer of all of its assets to the Successor Fund solely in exchange for Successor Fund Shares and the assumption by the Successor Fund of all of the liabilities of the Predecessor Fund or upon the distribution (whether actual or constructive) of all such Successor Fund Shares to the Predecessor Fund shareholders solely in exchange for such shareholders’ shares of the Predecessor Fund in complete liquidation of the Predecessor Fund;

(c)        No gain or loss will be recognized by the Successor Fund upon the receipt of all the Predecessor Fund’s assets solely in exchange for Successor Fund Shares and the assumption by the Successor Fund of all the liabilities of the Predecessor Fund;

(d)        No gain or loss will be recognized by the Predecessor Fund shareholders upon the exchange, pursuant to this Agreement, of all their shares of the Predecessor Fund solely for Successor Fund Shares;

(e)        The aggregate basis of the Successor Fund Shares received by each Predecessor Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Predecessor Fund shares exchanged therefor by such shareholder. The holding period of the Successor Fund Shares received by each Predecessor Fund shareholder will include the period during which the Predecessor Fund shares exchanged therefor were held by such shareholder, provided such Predecessor Fund shares are held as capital assets at the time of the Reorganization;

(f)        The basis of the Predecessor Fund’s assets acquired by the Successor Fund will be the same as the basis of such assets to the Predecessor Fund immediately before the Reorganization. The holding period of the assets of the Predecessor Fund in the hands of the Successor Fund will include the periods during which those assets were held by the Predecessor Fund.

No opinion will be expressed as to (1) the federal income tax consequences of payments to Predecessor Fund shareholders who elect dissenters’ rights, (2) the effect of the Reorganization on the Predecessor Fund or the Successor Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the transfer thereof under a mark-to-market system of accounting or (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request, and the Predecessor Fund and Successor Fund will cooperate to make and certify the accuracy of such representations. Insofar as the opinions expressed above relate to or are dependent upon the classification of the Successor Fund Preferred Shares as equity securities for U.S. federal income tax purposes, Vedder Price P.C. may rely on the opinion of K&L Gates, LLP with respect to such classification.

Notwithstanding anything herein to the contrary, neither the Predecessor Fund nor the Successor Fund may waive the conditions set forth in this Section 7.1.4.

7.1.5        The Predecessor Fund shall have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a)        The Successor Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to own all of its properties and assets and to carry on its business as presently conducted, in each case as described in the Proxy Statement.

(b)        Assuming that the Successor Fund Shares will be issued in accordance with the terms of this Agreement, the Successor Fund Shares to be issued and delivered to the Predecessor Fund on behalf of its shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and fully paid and non-assessable, except that, as described in the Proxy Statement, shareholders of the Successor Fund may, under certain circumstances, be held personally liable for its obligations, and no shareholder of the Successor Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Successor Fund under the Successor Fund’s Declaration of Trust, By-Laws or Massachusetts law.

(c)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Successor Fund of the transactions contemplated herein, except as have been obtained.

(d)        The execution and delivery of the Agreement by the Successor Fund, did not, and the consummation by the Successor Fund of the transactions contemplated herein will not, violate the Successor Fund’s Declaration of Trust, or By-Laws.

Insofar as the opinions expressed above relate to or are dependent upon matters governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinion of Bingham McCutchen LLP.

7.1.6        The Successor Fund shall have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a)        The Predecessor Fund has been duly incorporated and is validly existing and in good standing under the laws of the State of Minnesota and, to such counsel’s knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted, in each case as described in the Proxy Statement.

(b)        The Predecessor Fund is registered as a closed-end management investment company under Investment Company Act, and, to such counsel’s knowledge, such registration under Investment Company Act is in full force and effect.

(c)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the or the State of Minnesota is required for consummation by the Predecessor Fund of the transactions contemplated herein, except as have been obtained.

(d)        The execution and delivery of the Agreement by the Predecessor Fund, did not, and the consummation by the Predecessor Fund of the transactions contemplated herein will not, violate the Predecessor Fund’s Articles, Preferred Statement or By-Laws (assuming the requisite approval of the Predecessor Fund’s shareholders has been obtained in accordance with its Declaration, Preferred Statement and By-Laws).

Insofar as the opinions expressed above relate to or are dependent upon matters governed by the laws of the State of Minnesota, Vedder Price P.C. may rely on the opinion of Dorsey & Whitney LLP.

7.1.7        The Funds shall have obtained written confirmation from Moody’s Investors Service, Inc., Standard & Poor’s Corporation and/or Fitch Ratings, Inc. that the Successor Fund Preferred Shares to be issued pursuant to this Agreement will be rated by such rating agencies no less than then current rating assigned by such rating agencies to the Predecessor Fund preferred shares exchanged therefor.

ARTICLE VIII

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

8.1        This Agreement constitutes the entire agreement between the Funds.

8.2        The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereby.

ARTICLE IX

TERMINATION

9.1        This Agreement may be terminated at any time prior to the Closing, whether before or after approval of the shareholders of the Funds:

9.1.1        By mutual agreement of the Funds; or

9.1.2        By either Fund, if a condition to the obligations of such Fund shall not have been met and it reasonably appears that it will not or cannot be met.

In the event of any such termination, there shall be no liability for damages on the part of either Fund (other than the liability of the Funds to pay expenses pursuant to Section 4.9) or any Director, Trustee or officer of any Fund.

ARTICLE X

AMENDMENT

This Agreement may be amended, modified or supplemented only in writing by the parties; provided, however, that following the shareholders’ meetings called by the Predecessor Fund pursuant to Section 4.2, no such amendment may have the effect of changing the provisions for determining the number of Successor Fund Common Shares or Successor Fund Preferred Shares to be distributed to the Predecessor Fund’s shareholders under this Agreement without their further approval and the further approval of the Funds’ Boards of Directors or Trustees (including the determination required by Rule 17a-8(a) under the Investment Company Act), and provided further that nothing contained in this Article 10 shall be construed as requiring additional approval to amend this Agreement to change the Closing Date or the Closing.

ARTICLE XI

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

11.1        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.2        This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

11.3        This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

11.4        This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.5        All persons dealing with the Successor Fund must look solely to the property of the Successor Fund for the enforcement of any claims against the Successor Fund as neither the Trustees, officers, agents or shareholders of the Successor Fund assume any personal liability for obligations entered into on behalf of the Successor Fund.

11.6        All persons dealing with the Predecessor Fund must look solely to the property of the Predecessor Fund for the enforcement of any claims against the Predecessor Fund as neither the Directors, officers, agents or shareholders of the Predecessor Fund assume any personal liability for obligations entered into on behalf of the Predecessor Fund.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by the President or Vice President of each Fund.

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC., a Minnesota corporation

By:
Name:	Kevin J. McCarthy
Title:	Vice President and Secretary

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, a Massachusetts business trust

By:
Name:	Kevin J. McCarthy
Title:	Vice President and Secretary

APPENDIX B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this              day of                 , 2012 by and among Nuveen Michigan Quality Income Municipal Fund, Inc., a Minnesota corporation (the “Acquiring Fund”), and each of Nuveen Michigan Premium Income Municipal Fund, Inc., a Minnesota corporation (“Premium Income” or an “Acquired Fund”) and Nuveen Michigan Dividend Advantage Municipal Fund, a Massachusetts business trust (“Dividend Advantage” or an “Acquired Fund” and together with Premium Income, the “Acquired Funds”). The Acquiring Fund and each Acquired Fund may be referred to herein each as a “Fund” and collectively as the “Funds.”

For each Reorganization (as defined below), this Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of each Acquired Fund into the Acquiring Fund will consist of: (i) the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for newly issued common shares, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Common Shares”) and, with respect to Dividend Advantage, newly issued MuniFund Term Preferred Shares (“MTP Shares”) of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $10 per share, as set forth in this Agreement (“Acquiring Fund MTP Shares”) and, with respect to Premium Income, newly issued Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $100,000 per share, as set forth in this Agreement (“Acquiring Fund VMTP Shares” and together with Acquiring Fund MTP Shares, “Acquiring Fund Preferred Shares” and collectively with the Acquiring Fund Common Shares, “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund; and (ii) the distribution of all the Acquiring Fund Common Shares and Acquiring Fund Preferred Shares to the holders of common shares and MTP Shares or VMTP Shares of the Acquired Fund, respectively, as part of the termination, dissolution and complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (each, a “Reorganization” and together, the “Reorganizations”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Directors of the Acquiring Fund (the “Acquiring Fund Board”) has determined that the Reorganizations are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganizations, and the Board of Trustees or Directors, as applicable, of each Acquired Fund (each, an “Acquired Fund Board”) has determined that the applicable Reorganization is in the best interests of the respective Acquired Fund and that the interests of the existing shareholders of such Acquired Fund will not be diluted as a result of its Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE LIABILITIES OF EACH ACQUIRED FUND AND TERMINATION AND LIQUIDATION OF EACH ACQUIRED FUND

1.1        THE EXCHANGE.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Acquired Fund agrees to transfer substantially all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to issue and deliver to such Acquired Fund the number of Acquiring Fund Common Shares computed in the manner set forth in Section 2.3, and the same number of Acquiring Fund Preferred Shares as the number of MTP Shares or VMTP Shares of the Acquired Fund outstanding immediately prior to the Closing Date (less any Premium Income VMTP Shares with respect to which Dissenters’ Rights, as defined below, have been properly exercised) and having substantially identical terms to such Acquired Fund MTP Shares or VMTP Shares as of the Closing Date, and (ii) to assume substantially all of the liabilities of such Acquired Fund, if any, as set forth in Section 1.3. The Acquiring Fund Preferred Shares to be issued to the Acquired Funds, as set forth in Exhibit A hereto, shall: (i) have equal priority with each other and with other outstanding preferred shares of the Acquiring Fund as to the payment of dividends and as to the distribution of assets upon liquidation of the Acquiring Fund; and (ii) have, along with any other outstanding preferred shares of the Acquiring Fund, preference with respect to the payment of dividends and as to the distribution of assets upon liquidation of the affairs of the Acquiring Fund over the Acquiring Fund Common Shares. Such transactions shall take place at the closing provided for in Section 3.1 (each a “Closing” and together, the “Closings”).

1.2        ASSETS TO BE TRANSFERRED.    Each Acquired Fund shall transfer substantially all of its assets to the Acquiring Fund, including, without limitation, cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund as of the Valuation Time, except that the Acquired Fund shall retain assets sufficient to pay the preferred share dividend as set forth in Section 1.4 and the dividend set forth in Section 8.5, and with respect to Premium Income, all liabilities (whether absolute, accrued, contingent or otherwise) as such Acquired Fund Board or its officers reasonably expect to exist against Premium Income as a result of the exercise of dissenters’ rights under Minnesota law (“Dissenters’ Rights”).

Each Acquired Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish each Acquired Fund with a list of the securities, if any, on the Acquired Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. Each Acquired Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of each Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, each Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require any Acquired Fund to dispose of any investments or securities if, in the reasonable judgment of the Acquired Fund Board or Nuveen Fund Advisors, Inc., the investment adviser to the Funds (the “Adviser”), such disposition would adversely affect the status of its Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interests of such Acquired Fund.

1.3        LIABILITIES TO BE ASSUMED.    Each Acquired Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date, except the dividend set forth in Section 1.4 and the dividend set forth in Section 8.5. Notwithstanding the foregoing, the liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of an Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, provided that the Acquiring Fund shall not assume any liabilities with respect to the dividend set forth in Section 1.4 or the dividend set forth in Section 8.5, or with respect to the exercise of Dissenters’ Rights by any holders of VMTP Shares of Premium Income.

1.4        DECLARATION OF PREFERRED SHARE DIVIDENDS.    Dividends shall accumulate on the preferred shares of each Acquired Fund up to and including the day before the Closing Date (as such term is defined in Section 3.1) and then cease to accumulate, and dividends on the Acquiring Fund Preferred Shares shall accumulate from and including the Closing Date. Prior to the Closing Date, each Acquired Fund shall declare all accumulated but unpaid dividends on its Acquired Fund MTP Shares or VMTP Shares up to and including the day before the Closing Date, such dividends to be paid to the holder thereof on the dividend payment date in respect of the first dividend period of the Acquiring Fund Preferred Shares for which such Acquired Fund MTP Shares or VMTP Shares were exchanged. Each Acquired Fund shall retain assets in an amount sufficient to pay the dividend declared by it pursuant to this Section 1.4, and such assets shall not be transferred to the Acquiring Fund on the Closing Date.

1.5        LIQUIDATION AND DISTRIBUTION.    On or as soon after the Closing Date as is practicable but in no event later than 12 months after the Closing Date (the “Liquidation Date”): (a) each Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its common shareholders of record, determined as of the Valuation Time, as such term is defined in Section 2.1 (the “Acquired Fund Common Shareholders”), all of the Acquiring Fund Common Shares received by such Acquired Fund pursuant to Section 1.1 (together with any dividends declared with respect thereto to holders of record as of a time after the Valuation Time and prior to the Liquidation Date (“Interim Dividends”)) and to its preferred shareholders of record, determined as of the Valuation Time, other than such holders of VMTP Shares of Premium Income who have properly exercised Dissenters’ Rights with respect to the Reorganization (“Acquired Fund Preferred Shareholders” and, collectively with each Acquired Fund Common Shareholders, the “Acquired Fund Shareholders”), one share of Acquiring Fund MTP Shares or VMTP Shares received by such Acquired Fund (together with any Interim Dividends) in exchange for each Acquired Fund MTP Share or VMTP Share held by such preferred shareholders of such Acquired Fund immediately prior to its respective Reorganization; and (b) each Acquired Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.8 below. Such distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of each Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Acquired Fund Shareholders and representing, in the case of an Acquired Fund Common Shareholder, such shareholder’s pro rata share of the Acquiring Fund Common Shares received by such Acquired Fund and in the case of an Acquired Fund Preferred Shareholder, a number of Acquiring Fund MTP Shares or VMTP Shares received by such Acquired Fund equal to the number of Acquired Fund MTP Shares or VMTP Shares held by such shareholder immediately prior to the Closing Date (as set forth above), and by paying to the shareholders of the Acquired Fund any Interim Dividends on such transferred shares. All issued and outstanding common and preferred shares of each Acquired Fund, including, without limitation, any Premium Income VMTP Shares with respect to which Dissenters’ Rights have been properly exercised, will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.6        OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued simultaneously to each Acquired Fund, in an amount computed in the manner set forth in this Agreement, to be distributed to Acquired Fund Shareholders.

1.7        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of an Acquired Fund’s common shares or preferred shares on the books of such Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8        TERMINATION.    Each Acquired Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts or Minnesota state law, as applicable, promptly following the Closing Date and the making of all distributions pursuant to Section 1.5.

1.9        REPORTING.    Any reporting responsibility of each Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), the exchange on which such Acquired Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of such Acquired Fund.

1.10        BOOKS AND RECORDS.    All books and records of each Acquired Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.    The value of the net assets of each Acquired Fund shall be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen closed-end funds adopted by the Acquired Fund Board or such other valuation procedures as shall be mutually agreed upon by the parties. The value of each Acquired Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of such Acquired Fund.

2.2        VALUATION OF SHARES.    The net asset value per Acquiring Fund Common Share shall be computed as of the Valuation Time, using the valuation procedures of the Nuveen closed-end funds adopted by the Acquiring Fund Board or such other valuation procedures as shall be mutually agreed upon by the parties. The value of the Acquiring Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding Acquiring Fund preferred shares.

2.3        COMMON SHARES TO BE ISSUED.    The number of Acquiring Fund Common Shares to be issued in exchange for an Acquired Fund’s assets transferred to the Acquiring Fund shall be determined by dividing the value of such assets transferred to the Acquiring Fund (net of the liabilities of such Acquired Fund that are assumed by the Acquiring Fund) determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Common Share determined in accordance with Section 2.2. No fractional Acquiring Fund Common Shares will be issued to an Acquired Fund’s shareholders and, in lieu of such fractional shares, an Acquired Fund’s shareholders will receive cash. The aggregate net asset value of Acquiring Fund Common Shares received by each Acquired Fund in a Reorganization will equal, as of the Valuation Time, the aggregate net asset value of Acquired Fund common shares held by shareholders of such Acquired Fund. In the event there are fractional Acquiring Fund Common Shares due an Acquired Fund shareholder on the Closing Date after each Acquired Fund’s assets have been exchanged for Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will aggregate such fractional common shares and sell the resulting whole on the exchange on which such shares are listed for the account of holders of all such fractional interests, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that at the Valuation Time, either: (a) the exchange on which shares of a Fund are listed or another primary exchange on which the portfolio securities of the Acquiring Fund or an Acquired Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the exchange on which shares of a Fund are listed or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or an Acquired Fund is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

2.5        COMPUTATIONS OF NET ASSETS.    All computations of net asset value in this Article II shall be made by or under the direction of State Street Bank and Trust Company (“State Street”) in accordance with its regular practice as custodian of the Funds.

ARTICLE III

CLOSINGS AND CLOSING DATE

3.1        CLOSING DATE.    Each Closing shall occur on             , 2012 or such other date as the parties may agree (each a “Closing Date”). Unless otherwise provided, all acts taking place at a Closing shall be deemed to take place as of 8:00 a.m. Central time. Each Closing shall be held as of 8:00 a.m. Central time at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    Each Acquired Fund shall cause State Street, as custodian for such Acquired Fund (the “Custodian”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date.

3.3        CERTIFICATES OF TRANSFER AGENT.

(a)        Each Acquired Fund shall cause State Street, as transfer agent, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all Acquired Fund Shareholders, and the number and percentage ownership of outstanding common shares and preferred shares owned by each such Acquired Fund Shareholder immediately prior to the Closing.

(b)        The Acquiring Fund shall issue and deliver or cause State Street in its capacity as transfer agent to issue and deliver to each Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of each Acquired Fund or provide evidence satisfactory to each Acquired Fund that such Acquiring Fund Shares have been credited to each Acquired Fund’s account on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party shall deliver to the other parties such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF EACH ACQUIRED FUND.    Each Acquired Fund represents and warrants as follows:

(a)        The Acquired Fund is a corporation or business trust, as applicable, duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization.

(b)        The Acquired Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any provision of the Acquired Fund’s Declaration of Trust or Articles of Incorporation, as applicable, or By-Laws, Statement Establishing and Fixing the Rights and Preferences of MuniFund Term Preferred Shares (“MTP Statement”) or Statement Establishing and Fixing the Rights and Preferences of Variable Rate MuniFund Term Preferred Shares (“VMTP Statement”), as applicable, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(d)        Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Acquired Fund has no material contracts or other commitments that will be terminated with liability to it before the Closing Date.

(e)        No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)        The financial statements of the Acquired Fund as of February 29, 2012, and for the year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of February 29, 2012, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

(g)        Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquired Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

(h)        All federal, state, local and other tax returns and reports of the Acquired Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquired Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (f) above. To the best of the Acquired Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquired Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquired Fund.

(i)        The authorized capital of Dividend Advantage consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. The authorized capital of Premium Income consists of 200,000,000 shares of common stock and 1,000,000 shares of preferred stock, par value $0.01 per share. All issued and outstanding shares of the Acquired Fund are duly and validly issued, fully paid and non-assessable by the Acquired Fund (recognizing that, with respect to Dividend Advantage, under Massachusetts law, Acquired Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund under Massachusetts law). All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in Section 3.3. The Acquired Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund, and has no outstanding securities convertible into shares of the Acquired Fund.

(j)        At the Closing, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(k)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund, including the determinations of the Acquired Fund Board required by Rule 17a-8(a) of the 1940 Act. Subject to approval by shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)        The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(m)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquired Fund with respect to the Acquired Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with its Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Acquired Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending with the Closing Date), as a “regulated investment company” under the Code (a “RIC”), (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date, and (iii) has been, and will be (in the case of the short taxable year ending with the Closing Date), treated as a separate corporation for federal income tax purposes.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND.    The Acquiring Fund represents and warrants as follows:

(a)        The Acquiring Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund’s Articles of Incorporation, as amended (the “Articles”), By-Laws, Statement Establishing and Fixing the Rights and Preferences of the VMTP Shares (the “VMTP Statement”), or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(d)        No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(e)        The financial statements of the Acquiring Fund as of February 29, 2012 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to each Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of February 29, 2012, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(f)        Since the date of the financial statements referred to in subsection (e) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (f), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(g)        All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (e) above. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(h)        The authorized capital of the Acquiring Fund consists of 200,000,000 shares of common stock and 1,000,000 shares of preferred stock, par value $0.01 per share. All issued and outstanding shares of the Acquiring Fund are duly and validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

(i)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Fund Board required pursuant to Rule 17a-8(a) of the 1940 Act. Subject to approval by shareholders, this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(j)        The Acquiring Fund Shares to be issued and delivered to each Acquired Fund for the account of Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable.

(k)        The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(l)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganizations, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(m)        For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code, (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date, and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes.

(n)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE FUNDS

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.2, 1.4 and 8.5, and except for the proposed Domicile Change, as defined in Section 13.4, for the Acquiring Fund, the Acquiring Fund and each Acquired Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, and any other distribution necessary or desirable to avoid federal income or excise taxes.

5.2        APPROVAL OF SHAREHOLDERS.    The Acquiring Fund and each Acquired Fund will call a meeting of their respective shareholders to consider and act upon this Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        INVESTMENT REPRESENTATION.    Each Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganizations and in accordance with the terms of this Agreement.

5.4        ADDITIONAL INFORMATION.    Each Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6        STATEMENT OF EARNINGS AND PROFITS.    As promptly as practicable, but in any case within 60 days after the Closing Date, each Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by such Acquired Fund’s Controller, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Funds will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to Acquired Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Funds and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the other parties with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meetings of the Funds’ shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8        TAX STATUS OF REORGANIZATIONS.    The intention of the parties is that each Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Acquired Funds or the Acquiring Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as reorganizations within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.8.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND

The obligations of each Acquired Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following condition:

6.1        All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date, except to the extent such representations, covenants and warranties are modified by the Domicile Change, as such term is defined in Section 13.4. The Acquiring Fund shall have delivered to each Acquired Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s Controller and its Chief Administrative Officer or Vice President, in form and substance satisfactory to each Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as each Acquired Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1        All representations, covenants, and warranties of each Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. Each Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Acquired Fund’s name by the Acquired Fund’s Controller and its Chief Administrative Officer or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2        Each Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Controller of the Fund.

7.3        On or immediately prior to the Closing Date, each Acquired Fund shall have declared the dividends and/or distributions contemplated by Section 1.4 and Section 8.5.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of each Acquired Fund and the Acquiring Fund hereunder shall also be subject to the fulfillment or waiver of the following conditions:

8.1        This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of each Acquired Fund in accordance with applicable law and the provisions of each Acquired Fund’s Declaration of Trust or Articles of Incorporation, as applicable, MTP Statement or VMTP Statement, as applicable and By-Laws. In addition, this Agreement, the issuance of Acquiring Fund Shares and the transactions contemplated herein shall have been approved by the requisite votes of the holders of the outstanding shares of the Acquiring Fund in accordance with applicable law, the requirements of the applicable exchanges and the provisions of the Acquiring Fund’s Articles, VMTP Statement and By-Laws.

8.2        On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3        All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        Each Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Acquired Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carry forward).

8.6        The Acquired Funds shall have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a)        The Acquiring Fund has been duly incorporated and is validly existing and in good standing under the laws of the State of Minnesota and, to such counsel’s knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted, in each case as described in the Joint Proxy Statement/Prospectus.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to each Acquired Fund on behalf of its Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and fully paid and non-assessable, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Articles, By-Laws or Minnesota law.

(d)        The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(e)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Minnesota is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(f)        The execution and delivery of the Agreement by the Fund, did not, and the consummation by the Acquiring Fund of the transactions contemplated herein will not, violate the Acquiring Fund’s Articles, VMTP Statement or By-Laws (assuming the requisite approval of the Fund’s shareholders has been obtained in accordance with its Articles, VMTP Statement and By-Laws).

Insofar as the opinions expressed above relate to or are dependent on matters governed by the laws of             , Vedder Price P.C. may rely on the opinion of [            ]. To the extent the opinions expressed above are modified by the Domicile Change, as such term is defined in Section 13.4, and, insofar as they relate to or are dependent on matters governed by the laws of             , Vedder Price P.C. may rely on the opinion of [            ].

8.7        The Acquiring Fund shall have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a)        Dividend Advantage has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to own all of its properties and assets and to carry on its business as presently conducted, in each case as described in the Joint Proxy Statement/Prospectus.

(b)        Premium Income has been duly organized as a corporation and is validly existing and in good standing under the laws of the State of Minnesota and, to such counsel’s knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted, in each case as described in the Joint Proxy Statement/Prospectus.

(c)        Each Acquired Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(d)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts or State of Minnesota, as applicable, is required for consummation by the Acquired Funds of the transactions contemplated herein, except as have been obtained.

(e)        With respect to each Acquired Fund, the execution and delivery of the Agreement by the Acquired Fund, did not, and the consummation by the Acquired Fund of the transactions contemplated herein will not, violate the Acquired Fund’s Declaration of Trust or Articles of Incorporation, as applicable, MTP Statement or VMTP Statement, as applicable, or By-Laws (assuming the requisite approval of the Fund’s shareholders has been obtained in accordance with its Declaration of Trust or Articles of Incorporation, as applicable, MTP Statement or VMTP Statement, as applicable, and By-Laws).

Insofar as the opinions expressed above relate to or are dependent upon matters governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinion of [            ].

8.8        With respect to each Reorganization, the Funds participating in such Reorganization shall have received an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Acquired Fund substantially to the effect that for federal income tax purposes:

(a)        The transfer of substantially all of the Acquired Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund followed by the distribution to Acquired Fund Shareholders of all the Acquiring Fund Shares received by the Acquired Fund in complete liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund.

(c)        No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all of its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to Acquired Fund Shareholders solely in exchange for such shareholders’ common and preferred shares of the Acquired Fund in complete liquidation of the Acquired Fund.

(d)        No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund Shares in the Reorganization, except with respect to any cash received in lieu of a fractional Acquiring Fund Share.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization (including any fractional Acquiring Fund Share to which a shareholder would be entitled) will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder (including any fractional Acquiring Fund Share to which a shareholder would be entitled) will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the Reorganization.

(f)        The basis of the Acquired Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately before the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

No opinion will be expressed as to (1) the federal income tax consequences of payments to Premium Income preferred shareholders who elect Dissenters’ Rights, (2) the effect of the Reorganizations on (A) each Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination thereof) under a mark-to-market system of accounting, (B) any Acquired Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting, or (C) an Acquired Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and each Acquired Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor any Acquired Fund may waive the conditions set forth in this Section 8.8. Insofar as the opinions expressed above relate to or are dependent upon the classification of the Acquiring Fund Preferred Shares as equity securities for U.S. federal income tax purposes, Vedder Price P.C. may rely on the opinion of [            ] with respect to such issue.

8.9        The Acquiring Fund shall have obtained written confirmation from Moody’s Investors Service, Inc., Fitch, Inc. or Standard & Poor’s Ratings Services, as applicable, that (a) consummation of the transactions contemplated by this Agreement will not impair the then current rating assigned by such rating agencies to the existing Acquiring Fund VMTP Shares and (b) the Acquiring Fund Preferred Shares to be issued pursuant to Section 1.1 will be rated by such rating agencies no less than the then current rating assigned by such rating agencies to the Acquired Fund Preferred Shares exchanged therefor.

ARTICLE IX

EXPENSES

9.1        The expenses incurred in connection with the Reorganizations (whether or not the Reorganizations are consummated) will be allocated among the Funds pro-rata based on the projected relative benefits to each Fund during the first year following the Reorganizations and each Fund shall have accrued such expenses and liabilities on or before the Closing Date. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transactions; and (g) other related administrative or operational costs.

9.2        Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3        Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of an Acquired Fund or the Acquiring Fund, as the case may be, as a RIC.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1        The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

10.2        The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or the Vice President without further action by the Acquiring Fund Board or an Acquired Fund Board. In addition, this Agreement may be terminated at or before the Closing Date due to:

(a)        a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by the Acquiring Fund Board or an Acquired Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the Reorganizations.

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund Board, any Acquired Fund Board, any Acquired Fund, the Acquiring Fund, the Adviser, or any Fund’s or Adviser’s officers.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund as specifically authorized by each Fund’s Board of Trustees or Board of Directors, as applicable; provided, however, that following the meeting of the shareholders of the Funds called by each Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties, except with respect to the proposed domicile change for the Acquiring Fund from a Minnesota corporation to a Massachusetts business trust (the “Domicile Change”). If the Domicile Change takes effect prior to the Closing Date, all references in this Agreement to the Acquiring Fund as a Minnesota corporation shall instead be references to the Massachusetts business trust, and such Massachusetts business trust is a permitted assignee under this Agreement; accordingly, all references herein to the Acquiring Fund’s Articles, to the Board of Directors, to the State of Minnesota and to Minnesota law shall be deemed to refer to the Massachusetts business trust’s declaration of trust, to its Board of Trustees, to the Commonwealth of Massachusetts and to Massachusetts law, respectively. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        With respect to Dividend Advantage, it is expressly agreed that the obligations of such Fund hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of such Fund personally, but shall bind only the fund property of such Fund, as provided in such Fund’s Declaration of Trust, which is on file with the Secretary of State of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by the Board, and signed by authorized officers of Dividend Advantage acting as such. Neither the authorization by such Board members nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the fund property of the Fund as provided in its Declaration of Trust.

13.6        It is understood and agreed that the use of a single Agreement is for administrative convenience only and shall constitute a separate agreement between each Acquired Fund and the Acquiring Fund, as if each party had executed a separate document. No Fund shall have any liability for the obligations of any other Fund, and the liabilities of each Fund shall be several and not joint.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC.

By:
Name:	Kevin J. McCarthy
Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:

NUVEEN MICHIGAN DIVIDEND ADVANTAGE MUNICIPAL FUND

By:
Name:	Kevin J. McCarthy
Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:

NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC.

By:
Name:	Kevin J. McCarthy
Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:

EXHIBIT A

Acquired Fund	Acquired Fund Preferred Shares Outstanding	Acquiring Fund Preferred Shares to Be Issued in the Reorganizations
Dividend Advantage	MTP Shares, Series 2015 Fixed Dividend Rate: 2.30% Term Redemption Date: December 1, 2015	MTP Shares, 2.30% Series 2015 Fixed Dividend Rate: 2.30% Term Redemption Date: December 1, 2015

Premium Income	VMTP Shares, Series 2014 $100,000 liquidation value per share Term Redemption Date: August 1, 2014	VMTP Shares, Series 2014 #1 $100,000 liquidation value per share Term Redemption Date: August 1, 2014

APPENDIX C

BENEFICIAL OWNERSHIP

Beneficial Ownership

The following table lists the dollar range of equity securities beneficially owned by each Board Member and Board Member Nominee and for the Board Members and Board Member Nominees as a group in each Fund and in all Nuveen funds overseen by the Board Member nominee as of January 31, 2012.

Dollar Range of Equity Securities

Board Member Nominees	Quality Income	Premium Income	Dividend Advantage	Family of Investment Companies(1)
Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0.00	$0.00	$0.00	over $	100,000
Jack B. Evans	$0.00	$0.00	$0.00	over $	100,000
William C. Hunter	$0.00	$0.00	$0.00	over $	100,000
David J. Kundert	$0.00	$0.00	$0.00	over $	100,000
William J. Schneider	$0.00	$0.00	$0.00	over $	100,000
Judith M. Stockdale	$0.00	$0.00	$0.00	over $	100,000
Carole E. Stone	$0.00	$0.00	$0.00	over $	100,000
Virginia L. Stringer	$0.00	$0.00	$0.00	over $	100,000
Terence J. Toth	$0.00	$0.00	$0.00	over $	100,000
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0.00	$0.00	$0.00	over $	100,000

(1)	The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by the Board Member.

The following table sets forth, for each Board Member and Board Member Nominee and for the Board Members and Board Member Nominees and officers as a group, the amount of shares beneficially owned in each Fund as of January 31, 2012. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

Fund Shares Owned By Board Members And Officers(1)

Board Member Nominees	Quality Income	Premium Income	Dividend Advantage
Independent Board Members/Nominees	0	0	0
Robert P. Bremner	0	0	0
Jack B. Evans	0	0	0
William C. Hunter	0	0	0
David J. Kundert	0	0	0
William J. Schneider	0	0	0
Judith M. Stockdale	0	0	0
Carole E. Stone	0	0	0
Virginia L. Stringer	0	0	0
Terence J. Toth	0	0	0
Non-Independent Board Member/Nominee
John P. Amboian	0	0	0
All Board Members and Officers as a Group	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.

C-1

APPENDIX D

NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING

EACH FUND’S LAST FISCAL YEAR

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting
Acquiring Fund	6	7	1	4	6	4	6
Premium Income	6	7	1	4	6	4	6
Dividend Advantage	6	7	0	4	6	4	6

D-1

APPENDIX E

NUVEEN FUND BOARD

AUDIT COMMITTEE CHARTER

I. Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II. Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds’ compliance with legal and regulatory requirements, (4) the independent auditors’ qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, “Nuveen”) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

1.	Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

2.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (SAS) No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

3.	Discussing with management the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

4.

Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

5.	Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds’ financial statements.

6.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

7.	Discussing with Fund management the Funds’ major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

8.	Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

1.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

2.

Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors’ evaluation of the Funds’ financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

3.	Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

4.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

5.	Reviewing any reports from the independent auditors mandated by Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

6.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

7.	Establishing and recommending to the Board for ratification policies for the Funds’, Fund management’s or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

8.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

1.	Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

2.	Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

1.	The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

2.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

3.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

4.	Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, NAV errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

5.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommending changes thereto to the full Board.

6.	Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and considering management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, proposing to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

7.	Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

8.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

9.	Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

1.	Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

2.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

3.	Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

4.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

5.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds’ financial statements or accounting policies.

6.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

7.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

8.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

9.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

10.	Undertaking an annual review of the performance of the Audit Committee.

11.	Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting-related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

APPENDIX F

MINNESOTA STATUTES—RIGHTS OF DISSENTING SHAREHOLDERS

Subdivision 1. Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder’s shares in the event of, any of the following corporate actions:

(a)    unless otherwise provided in the articles, an amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

(1)    alters or abolishes a preferential right of the shares;

(2)    creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

(3)    alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

(4)    excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section; or

(5)    eliminates the right to obtain payment under this subdivision;

(b)    a sale, lease, transfer, or other disposition of property and assets of the corporation that requires shareholder approval under section 302A.661, subdivision 2, but not including a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

(c)    a plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a constituent organization, except as provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;

(d)    a plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring organization, except as provided in subdivision 3;

(e)    a plan of conversion adopted by the corporation; or

(f)    any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

Subdivision 2. Beneficial owners. (a) A shareholder shall not assert dissenters’ rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

(b)    A beneficial owner of shares who is not the shareholder may assert dissenters’ rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

Subdivision 3. Rights not to apply. (a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger and are not canceled or exchanged in the merger or (2) the corporation whose shares will be acquired by the acquiring organization in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

(b)    If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters’ rights.

(c)    Notwithstanding subdivision 1, the right to obtain payment under this section, other than in connection with a plan of merger adopted under section 302A.621, is limited in accordance with the following provisions:

(1)    The right to obtain payment under this section is not available for the holders of shares of any class or series of shares that is listed on the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Market, or the NASDAQ Global Select Market.

(2)    The applicability of clause (1) is determined as of:

(i) the record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action described in subdivision 1; or

(ii) the day before the effective date of corporate action described in subdivision 1 if there is no meeting of shareholders.

(3)    Clause(1) is not applicable, and the right to obtain payment under this section is available pursuant to subdivision 1, for the holders of any class or series of shares who are required by the terms of the corporate action described in subdivision 1 to accept for such shares anything other than shares, or cash in lieu of fractional shares, of any class or any series of shares of a domestic or foreign corporation, or any other ownership interest of any other organization, that satisfies the standards set forth in clause (1) at the time the corporate action becomes effective.

Subdivision 4. Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares, or who would have the right to obtain payment for their shares absent the exception set forth in paragraph (c) of subdivision 3, do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

302A.473 PROCEDURES FOR ASSERTING DISSENTERS’ RIGHTS.

Subdivision 1. Definitions. (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

(b)    “Corporation” means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

(c)    “Fair value of the shares” means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

(d)    “Interest” means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

Subdivision 2. Notice of action. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

Subdivision 3. Notice of dissent. If the proposed action must be approved by the shareholders and the corporation holds a shareholder meeting, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters’ rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

Subdivision 4. Notice of procedure; deposit of shares. (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to (i) all shareholders who have complied with subdivision 3, (ii) all shareholders who did not sign or consent to a written action that gave effect to the action creating the right to obtain payment under section 302A.471, and (iii) all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

(1)    the address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

(2)    any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

(3)    a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

(4)    a copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

(b)    In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

Subdivision 5. Payment; return of shares. (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

(1)    the corporation’s closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

(2)    an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

(3)    a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

(b)    The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

(c)    If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

Subdivision 6. Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter’s own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

Subdivision 7. Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the Rules of Civil Procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the Rules of Civil Procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

Subdivision 8. Costs; fees; expenses. (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

(b)    If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

(c)    The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

APPENDIX G

INFORMATION MEMORANDUM

G-1

Information Memorandum	Strictly Confidential

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC.

VARIABLE RATE MUNIFUND TERM PREFERRED SHARES

539 SHARES SERIES 2014 #1

LIQUIDATION PREFERENCE $100,000 PER SHARE

This Information Memorandum is provided for information purposes in connection with the issuance of up to 539 Variable Rate MuniFund Term Preferred Shares, Series 2014 #1 (“Series 2014 #1 VMTP Shares” or “New VMTP Shares”), of the Nuveen Michigan Quality Income Municipal Fund, Inc. (“Quality Income” or the “Fund”) in connection with the reorganization of Nuveen Michigan Premium Income Municipal Fund, Inc. (“Premium Income” or the “Acquired Fund”) into the Fund (the “Reorganization”). Each New VMTP Share has a liquidation preference of $100,000 per share (the “Liquidation Preference”).

This Information Memorandum is being provided exclusively to holders of VMTP shares of Premium Income as of September 20, 2012. Upon the closing of the Reorganization, Premium Income will transfer substantially all of its assets to the Fund in exchange for common and preferred shares of the Fund, and the assumption by the Fund of substantially all of the liabilities of Premium Income. Premium Income will then be liquidated, dissolved and terminated in accordance with its articles of incorporation. Holders of VMTP shares of Premium Income will receive, on a one-for-one basis, New VMTP Shares of the Fund in exchange for VMTP shares of Premium Income held immediately prior to the Reorganization. In addition, as described in further detail in the Fund’s September 20, 2012 Joint Proxy Statement for the 2012 Annual Meeting of Shareholders (“Proxy Statement”) provided to VMTP shareholders, the Fund intends to reorganize into a newly created Massachusetts business trust (“Successor Fund”) prior to the Reorganization (the “Domicile Change”). The Domicile Change is contingent upon certain conditions being satisfied or waived, including obtaining shareholder approval as set forth in the Proxy Statement. If the Domicile Change is approved and effected prior to the closing of the Reorganization, the New VMTP Shares will be issued by the Successor Fund. References herein to the “Fund” or “Quality Income” generally refer to the Fund and the Successor Fund, as the case may be, at the time the Reorganization is effected, and all references to “Series 2014 #1 VMTP Shares” and “New VMTP Shares” generally refer to such shares as issued by the Fund or Successor Fund, as the case may be, at the time such shares are issued.

The terms of the New VMTP Shares to be issued in the Reorganization will be substantially identical, as of the time of the closing of the Reorganization, to the outstanding VMTP shares of Premium Income for which they will be exchanged. The preferences, voting powers, restrictions, limitations as to dividends, qualification, and terms and conditions of redemption of the Series 2014 #1 VMTP Shares are set forth in the Fund’s Statement Establishing and Fixing the Rights and Preferences of Variable Rate MuniFund Term Preferred Shares, a form of which is attached hereto as Appendix A and incorporated herein by reference (the “Statement”), and the VMTP Purchase Agreement between the Fund and the initial holder of the Series 2014 #1 VMTP Shares (the “VMTP Purchase Agreement”). Any capitalized terms used but not defined herein shall have the meaning given in the

Statement. Each prospective holder of the Series 2014 #1 VMTP Shares is strongly urged to review the Statement and the VMTP Purchase Agreement in their entirety for a complete description of all terms applicable to the Series 2014 #1 VMTP Shares. The summary description of the Series 2014 #1 VMTP Shares contained in this Information Memorandum does not purport to be a complete description of all terms applicable to the Series 2014 #1 VMTP Shares. The VMTP Purchase Agreement is available upon request.

Investing in VMTP Shares involves risks. See “Risk Factors” beginning on page 3.

The securities offered hereby have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, the securities are being offered and sold only to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(2) of the Securities Act and are subject to transfer restrictions. See “Notice to Investors.”

It is expected that the New VMTP Shares will be ready for delivery in book-entry form only through the facilities of the Depository Trust Company (“DTC”), on or about the Closing Date of the Reorganization.

The date of this Information Memorandum is September 20, 2012

The Fund. The Fund is a diversified, closed-end management investment company. The Fund’s primary investment objective is current income exempt from both regular federal income taxes and Michigan individual income taxes, as well as the Michigan intangibles tax, and its secondary investment objective is to enhance portfolio value relative to the Michigan municipal bond market through investments in tax-exempt Michigan Municipal Obligations (as defined under “Portfolio Composition—Municipal Securities” herein) that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Subsequent to the adoption of the Fund’s investment objective, the Michigan intangibles tax was repealed and as a result, the Fund no longer seeks income exempt from the intangibles tax.

Series 2014 #1 VMTP Shares. The terms of the Series 2014 #1 VMTP Shares to be issued pursuant to the Reorganization will be substantially identical, as of the time of closing of the Reorganization, to the terms of the outstanding VMTP shares of Premium Income for which they will be exchanged, including the same:

—	dividend rate and dividend rate determination method, including applicable spread adjustments;

—	mandatory and optional redemption terms, including the same term redemption date;

—	voting and consent rights;

—	registration rights; and

—	information delivery requirements.

The terms of the Series 2014 #1 VMTP Shares are further summarized below. The specific preferences, voting powers, restrictions, limitations as to dividends, qualification, and terms and conditions of redemption of the Series 2014 #1 VMTP Shares are contained in the Fund’s Statement, a form of which is attached hereto as Appendix A.

Certain Differences Among the Fund’s VMTP Series. Upon issuance of the New VMTP Shares, the Fund will have two series of VMTP outstanding and one series of MuniFund Term Preferred Shares (“MTP Shares”) outstanding. Because the terms of the New VMTP Shares to be issued by the Fund in connection with the Reorganization will be substantially identical to the Premium Income VMTP Shares exchanged therefor, the Fund’s two VMTP series will reflect certain existing differences between Premium Income’s VMTP series and the Fund’s currently outstanding VMTP series, including:

—	the Fund’s currently outstanding VMTP series has a longer cure period for an asset coverage mandatory redemption; and

—	the counterparty to the Purchase Agreement for each VMTP series is different.

MTP Shares to be Issued in Connection with the Dividend Advantage Reorganization. The Fund will issue MTP Shares in connection with a reorganization of Nuveen Michigan Dividend Advantage Municipal Fund (“Dividend Advantage”) into the Fund (the “Dividend Advantage Reorganization” and together with the Reorganization, the “Reorganizations”). The MTP Shares will rank equally with all other series of preferred shares of the Fund outstanding as of the closing of the

Reorganizations, including the New VMTP Shares, or that may be issued in the future, as to payment of dividends and the distribution of the Fund’s assets upon dissolution, liquidation or winding up of the affairs of the Fund. See “Risk Factors—Multiple Series Risk.”

Dividend Rate. The dividend rate for the Series 2014 #1 VMTP Shares is determined with respect to Rate Periods that will generally commence on a Thursday and end on the following Wednesday when a new Index Rate (as defined below) is published. The “Index Rate” for any such Rate Period will be the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index made available at 3:00 p.m., New York City time, on the day immediately preceding the beginning of such Rate Period. If the day immediately preceding a Rate Period is not a Business Day, that Rate Period will begin on the first day following the date on which such index is next made available but the end date of such Rate Period will not be adjusted. The dividend rate for any Rate Period will be equal to the Index Rate plus the “Applicable Spread.” The Applicable Spread will initially be the same as the Applicable Spread for the VMTP Shares of Premium Income held immediately prior to the Reorganization, including a change in the credit rating assigned to the Series 2014 #1 VMTP Shares by a rating agency providing a credit rating for the Series 2014 #1 VMTP Shares at the request of the Fund, as described below, provided that the dividend rate will in no event exceed 15% per annum. The applicable dividend rate of the VMTP Shares is referred to herein as the “Dividend Rate.” See “Dividends and Distributions” and the related definitions in the Statement for additional information relating to the applicable Dividend Rate.

Applicable Spread Adjustments. As noted above, the Applicable Spread will initially be the same as the Applicable Spread for the VMTP Shares of Premium Income immediately prior to the Reorganization but will adjust based on the highest applicable credit rating assigned to the Series 2014 #1 VMTP Shares by Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, part of the Fitch Group, which is a majority owned subsidiary of Fimalac, S.A. (“Fitch”), or any additional or different rating agency providing a long-term credit rating on the Series 2014 #1 VMTP Shares and which is designated a “Rating Agency” as provided in the Statement and VMTP Purchase Agreement to the per annum percentage set forth opposite such assigned rating in the table below:

Long-Term Ratings*
Moody’s	Fitch	Applicable Percentage
Aaa to Aa2	AAA to AA	1.05%
Aa3	AA-	1.25%
A1	A+	1.45%
A2	A	1.65%
A3	A-	1.85%
Baa1	BBB+	2.75%
Baa2	BBB	2.90%
Baa3	BBB-	3.05%**

*	And/or the equivalent ratings of an Other Rating Agency (as defined in the Statement) then rating the Series 2014 #1 VMTP Shares utilizing the highest of the ratings of the Rating Agencies then rating the Series 2014 #1 VMTP Shares.
**	Unless an Increased Rate Period is in effect or the Increased Rate otherwise applies to any portion of a Rate Period, in which case the Applicable Spread will be 6.05% for such period or portion thereof, as the case may be.

In the event that the Series 2014 #1 VMTP Shares are not assigned a credit rating by any Rating Agency on the Rate Determination Date for any Rate Period for the Series 2014 #1 VMTP Shares as a result of each Rating Agency ceasing to rate tax-exempt closed-end investment companies generally, “Applicable Spread” means, with respect to any Rate Period, (i) the percentage per annum in the foregoing table directly below the percentage per annum set forth opposite the highest applicable credit rating most recently assigned to the Series 2014 #1 VMTP Shares by any Rating Agency in such table, or (ii) 6.05% per annum if such percentage per annum set forth opposite such highest applicable credit rating is 3.05% per annum.

The Applicable Spread will increase to 6.05% per annum for a Rate Period (an “Increased Rate Period”) if on the first day of such Rate Period, (A) the Fund has failed to deposit with the Redemption and Paying Agent for the Series 2014 #1 VMTP Shares by 12:00 noon, New York City time, on a Dividend Payment Date for such Series, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend on such Series payable on such Dividend Payment Date (a “Dividend Default”) and such Dividend Default has not ended in the manner contemplated by the Statement; (B) the Fund has failed to deposit with the Redemption and Paying Agent for the Series 2014 #1 VMTP Shares by 12:00 noon, New York City time, on an applicable Redemption Date for such Series, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Redemption Date sufficient to pay the full amount of the Redemption Price payable in respect of such Series on such Redemption Date (a “Redemption Default”) and such Redemption Default has not ended in the manner contemplated by the Statement; (C) any Rating Agency has withdrawn the credit rating required to be maintained with respect to the Series 2014 #1 VMTP Shares pursuant to the Statement other than due to the Rating Agency ceasing to rate tax-exempt closed-end management investment companies generally and such withdrawal is continuing; (D) a Ratings Event (as defined below) has occurred and is continuing with respect to the Series 2014 #1 VMTP Shares; or (E) (i) a court or other applicable governmental authority has made a final determination that for U.S. federal income tax purposes the Series 2014 #1 VMTP Shares do not qualify as equity in the Fund and (ii) such determination results from an act or failure to act on the part of the Fund. A “Ratings Event” will be deemed to exist with respect to the Series 2014 #1 VMTP Shares at any time such series have a long-term credit rating from at least one-half of the Rating Agencies designated at such time that is Below Investment Grade (as defined in the Statement). No Increased Rate Period for the Series 2014 #1 VMTP Shares with respect to any Dividend Default or Redemption Default will be deemed to have commenced if the amount of any dividend or any Redemption Price due (if such Default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds, with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three (3) Business Days after the applicable Dividend Payment Date or Redemption Date with respect to which such Default occurred, together with an amount equal to the Index Rate plus 6.05% per annum, applied to the amount and period of such non-payment on the Series 2014 #1 VMTP Shares.

Dividend Payments. The holders of Series 2014 #1 VMTP Shares will be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Directors of the Fund (the “Board of Directors”) out of funds legally available for payment, cumulative cash dividends and distributions on each such VMTP Share at the applicable Dividend Rate for such Series, calculated as set forth in the Statement. Dividends and distributions on the Series 2014 #1 VMTP Shares will accumulate from the Date of Original Issue with respect to such Series, which will be the closing date of the Reorganization. The “Dividend Period” for the Series 2014 #1 VMTP Shares will generally be a calendar month and the “Dividend Payment Date” in respect of each Dividend Period is the first

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Business Day following the end of such Dividend Period, except that the first Dividend Period on the Series 2014 #1 VMTP Shares will begin on the Date of Original Issue and end on (and include) the last calendar day of the month in which the Date of Original Issue occurred. The amount of dividends per share payable on the Series 2014 #1 VMTP Shares on any Dividend Payment Date will equal the sum of the dividends accumulated but not yet paid for each Rate Period (or part thereof) in the related Dividend Period. The amount of dividends per share accumulated for each such Rate Period (or part thereof) will be computed by (i) multiplying the Dividend Rate in effect for the Series 2014 #1 VMTP Shares for such Rate Period (or part thereof) by a fraction, the numerator of which will be the actual number of days in such Rate Period (or part thereof) and the denominator of which will be the actual number of days in the year in which such Rate Period (or part thereof) occurs (365 or 366) and (ii) multiplying the product determined pursuant to clause (i) by the Liquidation Preference for a Series 2014 #1 VMTP Share ($100,000). Dividends on Series 2014 #1 VMTP Shares with respect to any Dividend Period will be declared to the Holders of record of such shares as their names shall appear on the registration books of the Fund at the close of business on each day in such Dividend Period. Dividends on Series 2014 #1 VMTP Shares will be paid on each Dividend Payment Date for such Series to the Holders of shares of such Series as their names appear on the registration books of the Fund at the close of business on the day immediately preceding such Dividend Payment Date (or if such day is not a Business Day, the next preceding Business Day). See “Dividends and Distributions” and the related definitions in the Statement for additional information relating to dividend payments.

Term Redemption. The Fund is required to redeem all outstanding Series 2014 #1 VMTP Shares on August 1, 2014, unless earlier redeemed or repurchased by the Fund, at a redemption price equal to the sum of the $100,000 liquidation preference per Series 2014 #1 VMTP Share plus an amount equal to all accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the redemption date. See “Redemption—Term Redemption” in the Statement for additional information relating to the term redemption of the Series 2014 #1 VMTP Shares.

Optional Redemption. The Series 2014 #1 VMTP Shares are subject to optional redemption in whole or in part at the option of the Fund on any Business Day (as defined below) at a redemption price equal to the sum of the $100,000 Liquidation Preference per share plus an amount equal to all accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the redemption date. See “Redemption—Optional Redemption” in the Statement for additional information relating to the optional redemption of the Series 2014 #1 VMTP Shares.

Asset Coverage Mandatory Redemption. If the Fund fails to have Asset Coverage (as defined in the Statement) of at least 225% as of the close of business on any Business Day (meaning any day other than a day (a) on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close or (b) on which the New York Stock Exchange is closed) on which such Asset Coverage is required to be calculated and such failure is not cured as of ten business days following such Business Day, the Fund will proceed to redeem shares of Preferred Stock (as defined in the Statement) equal to the lesser of (i) the minimum number of shares of Preferred Stock that would result in the Fund having Asset Coverage of at least 225% and (ii) the maximum number of shares of Preferred Stock that can be redeemed out of monies expected to be legally available therefor in accordance with the Fund’s articles of incorporation and applicable law; and, at the Fund’s sole option, the Fund may redeem a number of shares of Preferred Stock that will result in the Fund having Asset Coverage of up to and including 250%. The Preferred Stock to be redeemed may include at the Fund’s sole option (to the extent permitted by the 1940 Act and Minnesota law) any number or proportion of Series 2014 #1 VMTP Shares. If Series 2014 #1 VMTP Shares are redeemed, such shares will be redeemed at a redemption price equal to their $100,000 Liquidation Preference per share plus accumulated but unpaid dividends thereon (whether or not declared, but excluding interest thereon) from and including the date of original issue to (but excluding) the date fixed for such redemption. See “Redemption—Asset Coverage Mandatory Redemption” in the Statement for additional information relating to the Asset Coverage Mandatory Redemption.

Effective Leverage Ratio Mandatory Redemption. If the Effective Leverage Ratio (as defined in the Statement and as modified by the VMTP Purchase Agreement with respect to Citibank, N.A., in its capacity as a purchaser of the Series 2014 #1 VMTP Shares) of the Fund exceeds 45% as of the close of business on any Business Day on which such ratio is required to be calculated and such failure is not cured as of the close of business on the date that is seven Business Days following the Business Day on which such non-compliance is first determined (an “Effective Leverage Ratio Cure Date”), the Fund shall, by the close of business on the Business Day next following such Effective Leverage Ratio Cure Date, cause the Effective Leverage Ratio not to exceed 45% by (A) engaging in transactions involving or relating to the floating rate securities not owned by the Fund and/or the inverse floating rate securities owned by the Fund, including the purchase, sale or retirement thereof, (B) proceeding with redeeming a sufficient number of shares of Preferred Stock, which at the Fund’s sole option may include any number or proportion of Series 2014 #1 VMTP Shares, in accordance with the terms of such Preferred Stock, or (C) engaging in any combination of the actions contemplated by (A) and (B) above. Any Series 2014 #1 VMTP Shares so redeemed will be redeemed at a redemption price equal to the Liquidation Preference per share of $100,000 plus accumulated but unpaid dividends thereon (whether or not declared, but excluding interest thereon) to (but excluding) the date fixed for such redemption. Notwithstanding the foregoing, in the event that the Fund’s Effective Leverage Ratio exceeds 45% on any Business Day solely by reason of fluctuations in the market value of the Fund’s portfolio securities, the Effective Leverage Ratio is only required not to exceed 46% on such Business Day. See “Redemption—Effective Leverage Ratio Mandatory Redemption” in the Statement for additional information relating to the Effective Leverage Ratio Mandatory Redemption.

Information Requirements. Citibank, N.A., in its capacity as the initial holder of the Series 2014 #1 VMTP Shares, is entitled to receive various information concerning the Fund that is described in the VMTP Purchase Agreement under the heading “Covenants of the Issuer—Information.” In particular, it is entitled to receive on the fifteenth and last day of each month (i) reports of portfolio holdings of the Fund and (ii) a report on the Fund’s Asset Coverage Ratio, Effective Leverage Ratio, and the floating rate securities of tender option bond trusts for which the Fund owns the inverse floating rate certificates. Prior to any registration of the Series 2014 #1 VMTP Shares under the Securities Act, a permitted transferee of such VMTP Shares will have the right to receive such information upon satisfying certain conditions. A fee is payable to such purchaser of the Series 2014 #1 VMTP Shares if these reports have not been timely delivered and such failure is not cured within three (3) Business Days after notification of such failure is provided by such purchaser. See Section 2.4 of the VMTP Purchase Agreement for additional information. Also, in the event of such a failure, such purchaser has the right to calculate the Effective Leverage Ratio for the Series 2014 #1 VMTP Shares based on the securities holdings contained in the most recent reports provided and current market prices at the time of calculation. A copy of the VMTP Purchase Agreement has been made available to Citibank, N.A. and is available from the issuer upon the request of any prospective holder.

Voting and Consent Rights. The holders of Series 2014 #1 VMTP Shares are entitled to certain voting rights. See “Voting Rights” in the Statement for a description of the voting rights granted to the holders of Series 2014 #1 VMTP Shares. In addition, the consent of the holders of more than 50% of the outstanding Series 2014 #1 VMTP Shares is required under the VMTP Purchase Agreement for certain actions affecting their investment in the Fund, including, but not limited to, (i) any amendment, alteration or repeal of any provision of the Articles of Incorporation of the Fund, including the Statement, that would affect any preference, right or power of the VMTP Shares differentially from the rights of the holders of the Fund’s common stock, (ii) any termination of any Rating Agency for the Series 2014 #1 VMTP Shares or any selection of a replacement or additional Rating Agency for the Series 2014 #1 VMTP Shares, (iii) the issuance of any indebtedness or additional preferred stock of the Fund (subject to certain exceptions including, but not limited to, the incurrence of indebtedness or the issuance of Preferred Stock, the proceeds of which are used to redeem or repurchase Series 2014 #1 VMTP Shares), and (iv) the creation or incurrence of certain liens on the Fund’s assets. Citibank, N.A. also has certain consent rights under the VMTP Exchange Agreement that are applicable only to it. Certain (but not all) of these consent rights are assignable by Citibank, N.A. in its capacity as a purchaser to subsequent holders of Series 2014 #1 VMTP Shares that are permitted transferees of such VMTP Shares as set forth in the Statement and VMTP Exchange Agreement. All of the consent rights granted to the holders of more than 50% of the outstanding Series 2014 #1 VMTP Shares and/or Citibank, N.A. terminate if the Series 2014 #1 VMTP Shares are registered for sale under the Securities Act. In the event that Citibank, N.A. transfers, in accordance with the VMTP Purchase Agreement, Series 2014 #1 VMTP Shares to a tender option bond trust in which Citibank, N.A. retains a residual interest, for so long as no event has occurred that results in the termination of such tender option bond trust, for purposes of each of the Applicable Sections (as defined in the VMTP Purchase Agreement) that requires, permits or provides for (i) notice or the delivery of information to or (ii) voting of the Series 2014 #1 VMTP Shares or the giving of any consent by or (iii) payment of fees to Citibank, N.A. or the holders of more than 50% of the outstanding Series 2014 #1 VMTP Shares, Citibank, N.A., and not such tender option bond trust, shall be deemed to be the actual owner of such Series 2014 #1 VMTP Shares. Anything in the VMTP Purchase Agreement to the contrary notwithstanding, except with respect to the Applicable Sections, each of the beneficial owners of a tender option bond trust shall retain all of its other rights in respect of the Fund and the New VMTP Shares pursuant to the VMTP Purchase Agreement and the Statement or under law. A copy of the VMTP Purchase Agreement has been made available to Citibank, N.A. and is available from the issuer upon the request of any prospective holder.

Investment Strategies. The Fund’s primary investment objective is current income exempt from both regular federal income taxes and Michigan individual income taxes, as well as the Michigan intangibles tax, and its secondary investment objective is to enhance portfolio value relative to the Michigan municipal bond market through investments in tax-exempt Michigan Municipal Obligations (as defined under “Portfolio Composition—Municipal Securities” herein) that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Subsequent to the adoption of these objectives, the Michigan intangibles tax was repealed and, as a result, the Fund no longer seeks income exempt from the intangibles tax.

The Fund seeks to achieve its investment objectives by investing under normal circumstances at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) and any preferred shares outstanding (“Managed Assets”), in municipal securities and other related investments the income from which is exempt from regular federal and Michigan income taxes. Under normal circumstances, the Fund invests at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization or are unrated but judged to be of comparable quality by the Fund’s adviser, Nuveen Fund Advisors, Inc. (the “Adviser”). The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Adviser. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Adviser. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as junk bonds. There is no assurance that the Fund will achieve its investment objectives. See “The Fund’s Investments.”

Tax Exemption. The dividend rate for Series 2014 #1 VMTP Shares assumes that each month’s distribution is comprised solely of dividends exempt from regular federal income taxes, although a portion of those dividends may be subject to the federal alternative minimum tax. From time to time, the Fund may be required to allocate capital gains and/or ordinary income to a given month’s distribution on Series 2014 #1 VMTP Shares. To the extent that it does so, the Fund will use commercially reasonable efforts to contemporaneously either (i) adjust the Dividend Rate so as to pay, or (ii) make a separate, supplemental distribution of, in either case an amount that, when combined with the total amount of regular tax-exempt income, capital gains and ordinary income in the monthly distribution, is intended to make the distributions equal on an after-tax basis (determined based upon the maximum marginal regular federal income tax rates taking into account Section 1411 of the Internal Revenue Code of 1986, as amended (the “Code”) in effect at the time of such payment) to the amount of the monthly distribution if it had been entirely comprised of dividends exempt from regular federal income taxes. Alternatively, where such commercially reasonable efforts do not reasonably permit the Fund to effect a payment or distribution as described in the preceding sentence, the Fund will satisfy the requirement to allocate capital gains or ordinary income to Series 2014 #1 VMTP Shares by making a supplemental distribution of such gains or income to holders of Series 2014 #1 VMTP Shares, over and above the monthly dividend that is fully exempt from regular federal income taxes. If, in connection with a redemption of Series 2014 #1 VMTP Shares, the Fund allocates capital gains or ordinary income to a distribution on Series 2014 #1 VMTP Shares without having made either a contemporaneous adjustment of the Dividend Rate or supplemental distribution of an additional amount or an alternative supplemental distribution of capital gains and/or ordinary income, it will cause an additional amount to be distributed to holders of Series 2014 #1 VMTP Shares whose interests are redeemed, which amount, when combined with the total amount of regular tax-exempt income, capital gains and ordinary income allocated in the distribution, is intended to make the distribution and the additional amount equal on an after-tax basis (determined based upon the maximum marginal regular federal income tax rates taking into account Section 1411 of the Code in effect at the time of such payment) to the amount of the distribution if it had been entirely comprised of dividends exempt from regular federal income tax. Investors should consult with their own tax advisors before making an investment in the Series 2014 #1 VMTP Shares. See “Tax Matters”.

To the extent a Holder of VMTP Shares is: (i) a natural person subject to Michigan taxation on his or her income, or (ii) a person, other than a natural person, that seeks to pay dividends (or make other distributions or allocations of income) that are exempt from Michigan income tax, such Holder is a “Michigan Holder.” To the extent the Fund may be required to allocate capital gains and/or ordinary income to a given month’s distribution on Series 2014 #1 VMTP Shares, as described above, to a Michigan Holder, the adjustment in the Dividend Rate or, as the case may be, the separate, supplemental distribution amount, each as described above, will be increased to make such distributions equal on an after-tax basis that includes the Michigan individual tax effect (an “Additional Michigan Amount Payment”), in addition to the federal income tax effect described above. No Additional Michigan Amount Payment shall apply or be payable with respect to any VMTP Shares that are being registered and sold pursuant to an effective registration statement under the Securities Act or to any subsequent transfer of such registered VMTP Shares.

Priority of Payment. Series 2014 #1 VMTP Shares will be senior securities that represent stock of the Fund and are senior, with priority in all respects, to the Fund’s common shares as to payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Series 2014 #1 VMTP Shares will have equal priority as to payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund with other preferred shares currently outstanding, including (i) the Fund’s existing Variable Rate MuniFund Term Preferred Shares, Series 2014, with an aggregate liquidation preference of $87.9 million and (ii) MTP Shares with an anticipated aggregate liquidation preference of $16,313,000 to be issued in connection with the Dividend Advantage Reorganization. The Fund may issue additional preferred shares on parity with Series 2014 #1 VMTP Shares, subject to certain limitations as set forth in the Statement and (prior to any registration for sale of the Series 2014 #1 VMTP Shares under the Securities Act) certain consent rights of the holders of more than 50% of any of the outstanding Series 2014 #1 VMTP Shares as set forth in the VMTP Purchase Agreement. The Fund may not issue additional classes of shares that are senior to VMTP Shares or that are senior to other outstanding preferred shares of the Fund as to payment of dividends or as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Fund, as a fundamental policy, may not issue debt securities that rank senior to Preferred Stock other than as described herein. In addition, as a fundamental policy, the Fund may not borrow money, except from banks for temporary or emergency purposes, or for repurchase of its shares, subject to certain restrictions. The VMTP Purchase Agreement limits such borrowings for temporary purposes to not more than 5% of the Fund’s assets and a term of not more than 60 days. See “Investment Policies”, “Issuance of Additional Preferred Stock” in the Statement and “Miscellaneous—Consent Rights of the Majority Participants to Certain Actions” in the VMTP Purchase Agreement.

Transfer Restrictions. The Series 2014 #1 VMTP Shares are subject to substantial restrictions on transfer. See “Transfers” in the Statement and the description of such transfer restrictions in this Information Memorandum for additional information on these transfer restrictions. In addition, in the event that Citibank, N.A. transfers, in accordance with the VMTP Purchase Agreement, Series 2014 #1 VMTP Shares to a tender option bond trust in which Citibank, N.A. retains a residual interest, for so long as no event has occurred that results in the termination of such tender option bond trust, for purposes of each of the Applicable Sections that requires, permits or provides for (i) notice or the delivery of information to or (ii) voting of the Series 2014 #1 VMTP Shares or the giving of any consent by or (iii) payments of fees to, Citibank, N.A. or the holders of more than 50% of the outstanding Series 2014 #1 VMTP Shares, Citibank, N.A., and not such tender option bond trust, will be deemed to be the actual owner of such Series 2014 #1 VMTP Shares.

Registration Rights. The holders of a majority of the outstanding Series 2014 #1 VMTP Shares have the right to demand the registration under the Securities Act of all or a portion of the Series 2014 #1 VMTP Shares (“Demand Registration”) pursuant to a registration rights agreement (the “Registration Rights Agreement”) with the initial purchaser of the Series 2014 #1 VMTP Shares. The Fund must use its commercially reasonable best efforts to effect a Demand Registration after receipt of

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a Demand Registration request in accordance with the terms of the Registration Rights Agreement, subject to the Fund’s right to defer its obligation to effect a Demand Registration for a period of up to 90 days if the Fund’s Board of Directors determines, in its good faith judgment, that it would be seriously detrimental to the Fund or its shareholders for a registration statement to be filed to effect the Demand Registration. The failure of the Fund to fulfill certain obligations under the Registration Rights Agreement related to a Demand Registration will give rise to a fee payable to Citibank N.A. pursuant to the VMTP Purchase Agreement so long as it is a holder or Designated Owner (as defined in the Statement) of any Series 2014 #1 VMTP Shares. The right to cause the Fund to register Series 2014 #1 VMTP Shares under the Registration Rights Agreement terminates on the earliest of (i) October 28, 2013; (ii) the redemption or repurchase of all Series 2014 #1 VMTP Shares or (iii) the registration and sale of all 2014 #1 VMTP Shares pursuant to a Demand Registration (or all holders of 2014 #1 VMTP Shares have withdrawn from such Demand Registration).

Redemption and Paying Agent. The redemption and paying agent for New VMTP Shares will be State Street Bank and Trust Company, Canton, Massachusetts (the “Redemption and Paying Agent” or “State Street”).

Adviser and Sub-adviser. Nuveen Fund Advisors, Inc. (formerly known as Nuveen Asset Management) (“Nuveen Fund Advisors” or the “Adviser”), the Fund’s investment adviser, is responsible for determining the Fund’s overall investment strategies and their implementation. Nuveen Asset Management, LLC (“Nuveen Asset Management”) serves as the Fund’s sub-adviser and oversees the day-to-day operations of the Fund.

The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787. Prospective investors should read this Information Memorandum, which sets forth concisely the information about the Fund that a prospective investor ought to know before deciding whether to invest.

THE SERIES 2014 #1 VMTP SHARES REPRESENT INVESTMENTS IN THE FUND AND DO NOT REPRESENT AN INTEREST IN OR OBLIGATIONS OF, AND ARE NOT INSURED BY, THE FUND’S INVESTMENT ADVISER, OR THE REDEMPTION AND PAYING AGENT.

This Information Memorandum is furnished by the Fund on a confidential basis in connection with an issuance of securities exempt from registration under the Securities Act, solely for the purpose of enabling holders of Premium Income VMTP Shares to consider the terms of the New VMTP Shares to be issued in the Reorganization. The information contained or incorporated by reference in this Information Memorandum has been provided solely by the Fund and other sources identified herein. The Acquiring Fund VMTP Shares and the New VMTP Shares are sometimes referred to herein as VMTP Shares.

The New VMTP Shares have not been registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable securities laws. Accordingly, New VMTP Shares may be offered and sold only to qualified institutional buyers in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(2) of the Securities Act. Prospective purchasers are hereby notified that sellers of New VMTP Shares may be relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A. For certain restrictions on resales, see “Notice to Investors.” It is unlikely that a market will develop for the securities offered hereby.

Prospective holders of New VMTP Shares are hereby offered the opportunity, prior to acquiring any securities, to ask questions and receive answers concerning the terms and conditions of the New VMTP Shares and to obtain from the Fund additional information, to the extent that the Fund possesses such information or can acquire it without unreasonable effort or expense, that is necessary to verify the accuracy of the information contained herein or provided pursuant hereto.

The issuance of New VMTP Shares has not been approved or disapproved by the Securities and Exchange Commission (“SEC”), or any state securities commission or regulatory authority, nor have the foregoing authorities reviewed this Information Memorandum or confirmed the accuracy or determined the adequacy of this Information Memorandum. Any representation to the contrary is a criminal offense.

This Information Memorandum is personal to the intended recipient and does not constitute an offer to any other person or to the public generally to subscribe for or otherwise acquire New VMTP Shares. Distribution of this Information Memorandum to any person other than the intended recipient and those persons, if any, retained to advise such intended recipient with respect to the New VMTP Shares is not authorized, and any disclosure of any of its contents is prohibited. Each intended recipient, by accepting delivery of this Information Memorandum, agrees to the foregoing and agrees to make no copies of this Information Memorandum.

The New VMTP Shares will be issued in book-entry form, as global securities (the “global securities”). The global securities will be deposited with, or on behalf of The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., the nominee of DTC. Beneficial interests in the global securities will be held only through DTC and any of its participants. Unless the context otherwise requires, references in this Information Memorandum to “New VMTP Shares” and “Series 2014 #1 VMTP Shares” include any beneficial interest therein. See “Book-Entry Procedures and Settlement”.

This Information Memorandum contains information believed to be accurate as of the date hereof with respect to certain terms of certain documents, but reference is made to the actual documents (copies of which are attached or otherwise available on a confidential basis to prospective investors) for complete information with respect thereto, and all such summaries are qualified in their entirety by such reference.

The distribution of this Information Memorandum and the offering of New VMTP Shares in certain jurisdictions may be restricted by law. Persons in possession of this Information Memorandum are required to inform themselves about and to observe any such restrictions. This Information Memorandum does not constitute, and may not be used for or in connection with, an offer or solicitation by anyone in any jurisdiction in which an offer or solicitation is not authorized or to any person to whom it is unlawful to make an offer or solicitation.

No action has been taken by the Fund that would permit an offering of New VMTP Shares or the circulation or distribution of this Information Memorandum or any offering material in relation to the Fund in any jurisdiction where action for that purpose is required.

THIS INFORMATION MEMORANDUM IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED TO BE RELIED UPON ALONE AS THE BASIS FOR AN INVESTMENT DECISION. IN MAKING AN INVESTMENT DECISION, PROSPECTIVE INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE FUND, AND THE TERMS OF THE NEW VMTP SHARES, INCLUDING THE MERITS AND RISKS INVOLVED. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF AN INVESTMENT IN NEW VMTP SHARES FOR AN INDEFINITE PERIOD OF TIME.

NEITHER THE FUND NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION TO ANY PROSPECTIVE HOLDER OF NEW VMTP SHARES REGARDING THE LEGALITY OF INVESTMENT THEREIN BY SUCH PROSPECTIVE HOLDER UNDER APPLICABLE LEGAL INVESTMENT OR SIMILAR LAWS OR REGULATIONS OR THE PROPER CLASSIFICATION OF SUCH AN INVESTMENT THEREUNDER.

THE CONTENTS OF THIS INFORMATION MEMORANDUM ARE NOT TO BE CONSTRUED AS LEGAL, BUSINESS OR TAX ADVICE. EACH PROSPECTIVE HOLDER SHOULD CONSULT ITS OWN ATTORNEY, BUSINESS ADVISOR AND TAX ADVISOR AS TO LEGAL, BUSINESS AND TAX ADVICE. INVESTMENT IN NEW VMTP SHARES MAY NOT BE SUITABLE FOR ALL RECIPIENTS OF THIS INFORMATION MEMORANDUM.

Notwithstanding anything to the contrary contained in this Information Memorandum or any other express or implied agreement to the contrary, each prospective holder of New VMTP Shares (and each employee, representative or other agent of each prospective holder) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of an investment in the securities offered hereby and all materials of any kind that are provided to the prospective holder relating to such tax treatment and tax structure (as such terms are defined in U.S. Treasury regulation section 1.6011-4). This authorization of tax disclosure is retroactively effective to the commencement of discussions with the prospective holders regarding the transactions contemplated herein.

In this Information Memorandum, references to “U.S. Dollars,” “Dollars” and “$” are to United States dollars.

FORWARD LOOKING STATEMENTS

Any projections, forecasts and estimates contained or incorporated by reference herein are forward looking statements and are based upon certain assumptions. Projections, forecasts and estimates are necessarily speculative in nature, and some or all of the assumptions underlying any projections, forecasts or estimates may not materialize or may vary significantly from actual results. Actual results may vary from any projections, forecasts and estimates and the variations may be material. Some important factors that could cause actual results to differ materially from those in any forward looking statements include changes in interest rates, market, financial or legal uncertainties, the state of the market in municipal securities (especially those issued by the state of Michigan and municipalities and other governmental entities located in that state), the funding and solvency of the state of Michigan and other governmental entities and municipal issuers located in that state, and the timing and frequency of defaults on underlying investments. Consequently, the inclusion of any projections, forecasts and estimates herein should not be regarded as a representation by the Fund or any of its affiliates or any other person or entity of the results that will actually be achieved by the Fund. None of the Fund or its affiliates has any obligation to update or otherwise revise any projections, forecasts and estimates including any revisions to reflect changes in economic conditions or other circumstances arising after the date hereof or to reflect the occurrence of unanticipated events, even if the underlying assumptions do not come to fruition.

You should rely only on the information contained in or incorporated by reference into this Information Memorandum. We have not authorized anyone to provide you with information different from that contained in this Information Memorandum. The information contained in this Information Memorandum is accurate only as of the date of this Information Memorandum, regardless of the time of delivery of this Information Memorandum or any sale of New VMTP Shares.

NOTICE TO INVESTORS

Each person acquiring New VMTP Shares, by its acceptance thereof, will be deemed to have acknowledged, represented to and agreed with the Fund as follows:

(1)        It understands and acknowledges that the securities are “restricted securities” and have not been registered under the Securities Act or any other applicable securities law, are being offered for sale pursuant to Section 4(2) of the Securities Act, and may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, pursuant to an exemption therefrom or in a transaction not subject thereto and in each case in compliance with the conditions for transfer set forth in paragraph (5) below.

(2)        It is a “qualified institutional buyer” (“QIB”), as defined in Rule 144A promulgated under the Securities Act, and is acquiring the securities for its own account or for the account of another QIB.

(3)        It acknowledges that neither the Fund nor any person representing the Fund has made any representation to it with respect to the Fund or the offering or sale of any securities other than the information contained or incorporated by reference in this Information Memorandum, which has been delivered to it and upon which it is relying in making its investment decision with respect to the securities and information delivered or made available to it in response to its questions, due diligence, and requests for information. Further, no representation has been made regarding New VMTP Shares or the advisability of investing in New VMTP Shares. Moreover, it acknowledges that it has had access to such financial and other information concerning the Fund and the securities as it has deemed necessary in connection with its decision to purchase the securities offered hereby, including an opportunity to ask questions of and request information from the Fund.

(4)        It is acquiring the New VMTP Shares for its own account for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, subject to any requirements of law that the disposition of its property be at all times within its control and subject to its ability to resell such securities pursuant to Rule 144A or any exemption from registration available under the Securities Act.

(5)        It agrees, and each subsequent holder or owner of the New VMTP Shares will be required to agree, to offer, sell or otherwise transfer such securities only to persons it reasonably believes are (A)(i) QIBs that are registered closed-end management investment companies, the shares of which are traded on a national securities exchange, banks, insurance companies and registered open-end management investment companies, in each case, pursuant to Rule 144A or another available exemption from registration under the Securities Act, in a manner not involving any public offering with the meaning of Section 4(2) of the Securities Act, (ii) a tender option bond trust in which all investors are QIBs that are registered closed-end management investment companies, the shares of which are traded on a national securities exchange, banks, insurance companies, and registered open-end management investment companies, or (iii) other investors that the Fund has consented in writing to permit to be holders of such securities and (B) unless the prior written consent of the Fund and the holder(s) of more than 50% of the outstanding New VMTP Shares has been obtained, is not a Nuveen Person (as defined in the VMTP Purchase Agreement), if such Nuveen Person would, after such sale and transfer, own more than 20% of the outstanding New VMTP Shares. The foregoing restrictions on transfer do not apply to any New VMTP Shares that are being registered and sold pursuant to an effective registration statement under the Securities Act or to any subsequent transfer of such registered New VMTP Shares.

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Each purchaser acknowledges that the global certificate representing New VMTP Shares (unless sold to the public in an underwritten offering of such New VMTP Shares pursuant to a registration statement filed under the Securities Act) will contain a legend substantially to the following effect:

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY ONLY TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS (1)(A) A “QUALIFIED INSTITUTIONAL BUYER” THAT IS A REGISTERED CLOSED-END MANAGEMENT INVESTMENT COMPANY, THE SHARES OF WHICH ARE TRADED ON A NATIONAL SECURITIES EXCHANGE, BANKS, INSURANCE COMPANIES AND REGISTERED OPEN-END MANAGEMENT INVESTMENT COMPANIES, IN EACH CASE, IN AN OFFER AND SALE MADE PURSUANT TO RULE 144A OR ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, IN A MANNER NOT INVOLVING ANY PUBLIC OFFERING WITHIN THE MEANING OF SECTION 4(2) OF THE SECURITIES ACT; (B) A TENDER OPTION BOND TRUST IN WHICH ALL INVESTORS ARE QUALIFIED INSTITUTIONAL BUYERS THAT ARE REGISTERED CLOSED-END MANAGEMENT INVESTMENT COMPANIES, THE SHARES OF WHICH ARE TRADED ON A NATIONAL SECURITIES EXCHANGE, BANKS, INSURANCE COMPANIES, AND REGISTERED OPEN-END MANAGEMENT INVESTMENT COMPANIES; OR (C) A PERSON THAT THE ISSUER OF THE SECURITY HAS CONSENTED IN WRITING TO PERMIT TO BE THE HOLDER OF THE SECURITY AND (2) UNLESS THE PRIOR WRITTEN CONSENT OF THE ISSUER OF THE SECURITY AND THE HOLDER(S) OF MORE THAN 50% OF THE OUTSTANDING SERIES 2014 #1 VMTP SHARES IS OBTAINED, NOT A NUVEEN PERSON (AS DEFINED IN THE VMTP PURCHASE AGREEMENT BETWEEN THE ISSUER OF THE SECURITY AND CITIBANK, N.A.), IF SUCH NUVEEN PERSON WOULD, AFTER SUCH SALE AND TRANSFER, OWN MORE THAN 20% OF THE OUTSTANDING SERIES 2014 #1 VMTP SHARES.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE AGREED THAT, IN CONNECTION WITH ANY TRANSFER OF SERIES 2014 #1 VMTP SHARES, IT IS TRANSFERRING TO THE TRANSFEREE THE RIGHT TO RECEIVE FROM THE FUND ANY DIVIDENDS DECLARED AND UNPAID FOR EACH DAY PRIOR TO THE TRANSFEREE BECOMING THE BENEFICIAL OWNER OF THE SERIES 2014 #1 VMTP SHARES IN EXCHANGE FOR PAYMENT OF THE PURCHASE PRICE FOR SUCH VMTP SHARES BY THE TRANSFEREE.

(6)        It acknowledges that the Fund and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties deemed to have been made by its purchase of securities are no longer accurate, it shall promptly notify the Fund. If it is acquiring any securities as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account.

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RISK FACTORS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in Series 2014 #1 VMTP Shares. The section below does not describe all of the risks associated with an investment in the Fund. Additional risks and uncertainties may also adversely affect and impact the Fund. See also “The Fund’s Investments” and “Investment Policies.” All references to “VMTP Shares” in this Risk Factors Section mean the Series 2014 #1 VMTP Shares, unless the context indicates otherwise.

Risks of Investing in VMTP Shares

Dividend Rate Risk—VMTP Shares.    The VMTP Shares are variable dividend rate securities. Such securities generally are less sensitive to interest and dividend rate changes but may decline in value if their dividend rate does not rise as much, or as quickly, as interest and dividend rates in general. Conversely, variable dividend rate securities will not generally increase in value if interest and dividend rates decline.

Risks Related to SIFMA Municipal Swap Index.    The Dividend Rate on the VMTP Shares is based on the weekly SIFMA Municipal Swap Index plus an applicable spread that is determined based on the long-term credit rating of the VMTP Shares. The SIFMA Municipal Swap Index is affected by factors that may affect other interest or dividend rates and rate indexes differently, including the following:

—

Marginal Tax Rates.    As the SIFMA Municipal Swap Index represents the rate payable on tax-exempt variable rate demand obligations, decreases in the marginal tax rate may increase the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes, as a result of the reduced after-tax benefits of the tax-exempt variable rate demand obligations included in the SIFMA Municipal Swap Index. Conversely, increases in the marginal tax rate may decrease the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes, as a result of the greater after-tax benefits of the tax-exempt variable rate demand obligations included in the SIFMA Municipal Swap Index.

—

Tax-Exempt Status of Municipal Securities.    Changes in the tax-exempt status of municipal securities may also affect the SIFMA Municipal Swap Index in relation to other interest and dividend rates and rate indexes. If the tax-exempt status of municipal securities were to be removed, reduced or otherwise adversely affected, the SIFMA Municipal Swap Index would likely increase, converging toward non-tax-exempt interest and dividend rates.

—

Tax Treatment of Comparable Securities.    Changes in tax laws that grant non-municipal securities more favorable tax treatment to investors may adversely impact market demand for, and the pricing of, municipal securities generally and the tax-exempt variable rate demand obligations included in the SIFMA Municipal Swap Index specifically.

—	Creditworthiness of Municipal Securities. Any actual or anticipated decline in the actual or perceived creditworthiness of issuers of municipal securities could significantly increase

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the level of the SIFMA Municipal Swap Index. Issues of creditworthiness that disproportionately affect issuers of municipal securities in relation to issuers of other variable interest and dividend rate securities would increase the level of the SIFMA Municipal Swap Index in relation to other interest and dividend rates and rate indexes.

—

Supply and Demand for Municipal Securities; Remarketing Practices.    In addition to the creditworthiness of municipal securities, other factors can affect the level of the SIFMA Municipal Swap Index , including in relation to other interest and dividend rates and rate indexes, such as supply and demand imbalances, any changes in the remarketing practices for tax-exempt variable rate demand obligations, and other technical trading factors. Aside from changes in the tax law, such supply and demand movements could derive from fragmentation in the market for municipal securities, uncertainty with respect to the rights of the holders of municipal securities, and illiquidity generally in the market.

—

Yield Compression.    As market interest and dividend rates in general decrease, municipal securities may become subject to decreasing demand (as the positive tax effects of holding tax-exempt municipal securities decline on a relative basis) and increasing supply (as municipal issuers seek to exploit low interest rates by issuing more securities). This demand and supply imbalance could increase the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes.

Discontinuation or Modification of the SIFMA Municipal Swap Index.    The SIFMA Municipal Swap Index was created by SIFMA and is produced by Municipal Market Data, a Thomson Financial Services Company (“MMD”). SIFMA and/or MMD may make methodological or other changes that could change the index level of the SIFMA Municipal Swap Index, including changes related to the method by which the index level is calculated, the criteria for eligibility for inclusion in the SIFMA Municipal Swap Index, and/or the timing on which the SIFMA Municipal Swap Index is published. In addition, SIFMA and/or MMD may alter, discontinue or suspend calculation or dissemination of the SIFMA Municipal Swap Index. SIFMA and MMD have no obligation to consider the interests of the Holders of the VMTP Shares in calculating, revising or discontinuing the SIFMA Municipal Swap Index. In the event that the SIFMA Municipal Swap Index is no longer published, the Dividend Rate will be based on the S&P Weekly High Grade Municipal Index. If the S&P Weekly High Grade Municipal Index is no longer published the Board of Directors may in good faith select another reasonably comparable index as a replacement subject to approval of a majority of holders of the VMTP Shares as set forth in the VMTP Purchase Agreement. No assurance can be given that the S&P Weekly High Grade Municipal Index or such other comparable index selected by the Board will be an accurate assessment of average tax-exempt variable rate demand obligation interest and dividend rates that the SIFMA Municipal Swap Index is currently proposed to measure.

No Public Trading Market and Restrictions on Transfer.    The VMTP Shares are a new issue of securities and there is currently no established trading market for such shares. The Fund does not intend to apply for a listing of the VMTP Shares on a securities exchange or an automated dealer quotation system. Accordingly, there can be no assurance as to the development or liquidity of any market for the VMTP Shares. The Fund has not registered, and does not intend to register, the VMTP Shares under the Securities Act. Accordingly, the VMTP Shares are subject to restrictions on transferability and resale and may only be purchased by and sold to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision. Furthermore, pursuant to the terms and

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conditions of the Statement, unless otherwise permitted by the Fund, the VMTP Shares may only be purchased by and sold to “qualified institutional buyers” in accordance with Rule 144A that are (a) registered closed-end management investment companies, the shares of which are traded on a national securities exchange, banks, insurance companies and registered open-end management investment companies or (b) tender option bond trusts in which all investors are registered closed-end management investment companies, the shares of which are traded on a national securities exchange, banks, insurance companies, and registered open-end management investment companies. See the terms and conditions in the Statement under the heading “Transfers.” Such restrictions on transfer of the VMTP Securities may further limit their liquidity. If at any time the Fund is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to preserve the exemption for resales and transfers under Rule 144A, the Fund will furnish, or cause to be furnished, to VMTP shareholders and prospective purchasers of VMTP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A. See “Available Information” in this Information Memorandum.

Ratings Risk.    The Fund expects that, at issuance, the VMTP Shares will be rated at certain minimum levels by Rating Agencies designated by the Board of Directors, and that such ratings will be a requirement of issuance of such shares by the holders of the VMTP Shares pursuant to the VMTP Purchase Agreement. There can be no assurance that the VMTP Shares will receive any particular rating from either Moody’s or Fitch, or that any such ratings will be maintained at the level originally assigned through the term of VMTP Shares. In the event that one or more of the Rating Agencies do not issue a rating on the VMTP Shares at all or at the minimum level required, the issuance and sale of VMTP Shares in this offering may not be completed. Ratings do not eliminate or mitigate the risks of investing in VMTP Shares. A rating issued by a Rating Agency (including Moody’s and Fitch) is only the opinion of the entity issuing the rating at that time, and is not a guarantee as to quality, or an assurance of the future performance, of the rated security (in this case, VMTP Shares). In addition, the manner in which the Rating Agency obtains and processes information about a particular security may affect the Rating Agency’s ability to react in a timely manner to changes in an issuer’s circumstances (in this case, the Fund) that could influence a particular rating. A Rating Agency downgrade of the VMTP Shares that results in an increase in the Dividend Rate may make VMTP Shares less liquid in the secondary market.

Early Redemption Risk.    The Fund may voluntarily redeem VMTP Shares or may be forced to redeem VMTP Shares to meet regulatory requirements and the asset coverage and effective leverage requirements of the VMTP Shares. Such redemptions may be at a time that is unfavorable to holders of VMTP Shares. The Fund may voluntarily redeem VMTP Shares before the Term Redemption Date to the extent that market conditions allow the Fund to issue other preferred shares or debt securities at a rate that is lower than the Dividend Rate on VMTP Shares. See “Redemption—Optional Redemption” in the Statement for additional information relating to early redemption.

Multiple Series Risk.    Following the Reorganization, the Fund will have multiple series of preferred shares outstanding, including both VMTP Shares and MTP Shares. See “The Fund.” While all preferred shares of the Fund will rank equally with each other with respect to the payment of dividends and the distribution of assets upon liquidation, there are some differences between the terms applicable to each preferred series. To the extent that the terms of the various series differ with respect to required asset coverage levels, cure periods or other events affecting the dividend rate or mandatory or optional redemption terms applicable to such series, such events may impact one series of preferred shares differently than another series of preferred shares. In addition, each series of VMTP shares of

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the Fund will be subject to the terms of separate, privately negotiated purchase agreements, certain terms of which may vary between different VMTP series.

Tax Risk.    To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

The value of VMTP Shares may be adversely affected by changes in tax rates and policies. Because dividends from VMTP Shares are generally not expected to be subject to regular federal income taxation, the attractiveness of such shares in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt treatment of dividends on VMTP Shares. A portion of the dividends from VMTP Shares may be subject to the federal alternative minimum tax. In addition, the Fund intends to treat VMTP Shares as equity in the Fund for federal income tax purposes. Because there is no direct legal authority on the classification of instruments similar to VMTP Shares, investors should be aware that the Internal Revenue Service (the “IRS”) could assert a contrary position—meaning that the IRS could classify VMTP Shares as debt. If the IRS prevailed on such a position, the Fund would not be able to pass through tax-exempt income to holders of VMTP Shares, and dividends paid on VMTP Shares (including dividends already paid) could become taxable. See “Tax Matters.”

On September 12, 2011, President Obama submitted to Congress the American Jobs Act of 2011. If enacted in its proposed form, this Act generally would limit the exclusion from gross income of tax-exempt interest (which includes exempt-interest dividends received from the Fund) for individuals whose adjusted gross income for federal income tax purposes exceeds certain thresholds for taxable years beginning on or after January 1, 2013 in order to provide a tax benefit not greater than 28% of such interest. In addition, such proposal could affect the value of the municipal bonds owned by the Fund. The likelihood of the Act being enacted in the form introduced or in some other form cannot be predicted. Shareholders should consult their own tax advisers regarding the potential consequences of this proposed legislation on their investment in the Fund.

Income Shortfall Risk.    The municipal securities held in the Fund’s portfolio generally pay interest based on long-term yields. Long-term, as well as intermediate-term and short-term interest rates may fluctuate. If the interest rates paid on the municipal securities held by the Fund fall below the Dividend Rate, the Fund’s ability to pay dividends on VMTP Shares could be jeopardized.

Subordination Risk.    While holders of VMTP Shares will have equal liquidation and distribution rights to any other Preferred Stock that might be issued by the Fund, they will be subordinated to the rights of holders of senior indebtedness, if any, of the Fund. Therefore, dividends, distributions and other payments to holders of VMTP Shares in liquidation or otherwise may be subject to prior payments due to the holders of senior indebtedness. In addition, the Investment Company Act of 1940, as amended (the “1940 Act”) may provide debt holders with voting rights that are superior to the voting rights of holders of Preferred Stock, including holders of VMTP Shares. Currently, the Fund, as a fundamental policy, may not issue debt securities that rank senior to its Preferred Stock. See “Investment Policies—Investment Restrictions.” If the Fund enters into borrowings in accordance with

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its fundamental investment policies, delayed delivery purchases and/or forward delivery contracts, the rights of lenders and counterparties in those transactions will also be senior to those of holders of VMTP Shares.

Credit Crisis and Liquidity Risk.    The markets for debt instruments, including municipal securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt instruments, including municipal securities. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt instruments remaining illiquid and of uncertain value. These market conditions may make valuation of some of the Fund’s municipal securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the VMTP Shares and any other outstanding leverage (whether through other Preferred Shares or tender option bonds) the Fund may have. In addition, illiquidity and volatility in the credit markets may directly and adversely affect the Fund’s distributions and/or the liquidity of the Term Redemption Liquidity Account (as defined in the Statement). See “Term Redemption Liquidity Account and Liquidity Requirement” in the Statement for additional information relating to the Term Redemption Liquidity Account.

Inflation Risk.    Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of an investment in VMTP Shares or the income from that investment will be worth less in the future.

Reinvestment Risk—VMTP Shares.    Given the three-year term and potential for early redemption of VMTP Shares, holders of VMTP Shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of VMTP Shares may be lower than the return previously obtained from an investment in VMTP Shares.

Other Dividend Risks.    In addition to the interest rate risks noted above, the Fund may otherwise be unable to pay dividends on VMTP Shares in extraordinary circumstances.

General Risks of Investing in the Fund

Credit and Below Investment Grade Risk.    Credit risk is the risk that one or more municipal securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. The Fund may invest up to 20% (measured at the time of investment) of its Managed Assets in municipal securities that are rated below investment grade or that are unrated but judged to be of comparable quality by Nuveen Asset Management. If a municipal security satisfies the rating requirements described above at the time of investment and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security.] If a downgrade occurs, Nuveen Asset Management will consider what action, including the sale of the security, is in the best interests of the Fund and its shareholders. Municipal securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and are more susceptible to default or decline in market value due to

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adverse economic and business developments than investment grade municipal securities. Also, to the extent that the rating assigned to a municipal security in the Fund’s portfolio is downgraded by any nationally recognized statistical rating organization (as defined in the Statement), the market price and liquidity of such security may be adversely affected. The market values for municipal securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade municipal securities. For these reasons, an investment in the Fund, compared with a portfolio consisting solely of investment grade securities, may experience the following:

—	increased price sensitivity resulting from a deteriorating economic environment and changing interest rates;

—	greater risk of loss due to default or declining credit quality;

—	adverse issuer-specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

—

the possibility that a negative perception of the below investment grade market develops, resulting in the price and liquidity of below investment grade securities becoming depressed, and this negative perception could last for a significant period of time.

Municipal Securities Market Risk.    Investing in the municipal securities market involves certain risks. The municipal securities market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital became severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the Fund’s investment performance may therefore be more dependent on the Adviser’s analytical abilities than if the Fund were to invest in stocks or taxable bonds. As noted above, the secondary market for municipal securities also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Fund currently values them. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. If the current national economic recession continues, the ability of municipalities to collect revenue and service their obligations could be materially and adversely affected. The taxing power of any government entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights

8

in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt and may not be of the type that would allow the Fund to continue to qualify as a regulated investment company.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal or interest on such mortgage revenue bonds.

Interest Rate Risk.    Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.

Concentration in Michigan Issuers.    The Fund’s policy of investing primarily in municipal securities of issuers located in Michigan makes the Fund more susceptible to adverse economic, political or regulatory occurrences affecting such issuers. The information set forth below is derived from sources that are generally available to investors. The accuracy and completeness of those sources have not been independently verified. There may be significant changes in circumstances altering the economic and budget information since the time the publication of those sources. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State of Michigan (the “State”). It should be noted that the creditworthiness of obligations issued by local Michigan issuers may be unrelated to the creditworthiness of obligations issued by the State and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

The Michigan economy and its general fiscal condition affect the ability of the State and local governments to raise and redistribute revenues to assist issuers of municipal securities to make timely payments on their obligations. The following three paragraphs are a brief summary of current employment, housing market and personal income statistics in Michigan that are set forth in the “Administration Estimates Michigan Economic and Revenue Outlook,” dated May 16, 2012, prepared by the Michigan Department of Treasury in connection with the May 16, 2012 Consensus Revenue Estimating Conference.

Employment.    Michigan’s economy relies heavily on the performance of the manufacturing sector in general and the auto industry specifically. Most of the past decade has been marked by weak manufacturing employment performance, declining vehicle production, continued declines in the market share of General Motors Company, Ford Motor Company and Chrysler Group LLC and continued supply rationalization among vehicle suppliers. As a result, Michigan’s employment performance has been below the national average. However, recently, Michigan’s labor market has

9

improved somewhat. In 2009 Michigan’s unemployment rate rose to 13.4%, but over the past two years the State’s unemployment rate has fallen a combined 3.1% with the majority of the decline (2.4%) occurring in 2011. Michigan’s 2011 unemployment rate stood at 10.3%. As of July 2012, Michigan’s unemployment rate was 9.0%.

Housing Market.    Despite not being one of the major participants in the housing boom, Michigan was hit disproportionately hard from the housing bust due to sharply declining employment. Nevertheless, the State’s housing market has recently seen some signs of improvement. In February 2012, according to Case-Shiller house price measures, the Detroit MSA recorded a 1.5% year-over-year house price increase, compared to a 3.4% average decline for the twenty U.S. metro areas surveyed for the measure. However, the February 2012 Detroit price measure was 45.6% below Detroit’s peak measure (March 2006). In comparison, the 20- city reading was 33.9% below its peak reading (April 2006). As of the first quarter of 2012, Michigan had the seventh worth foreclosure sales rate among the states with one foreclosure for every 162 households.

Personal Income.    After dropping 8.2% in 2009 (the largest decline since 1945), wages and salaries increased 1.7% in 2010 and rose 5.2% in 2011. Michigan personal income fell 5.4% in 2009, marking the first annual Michigan drop since 1958. Michigan personal income increased 3.3% in 2010 and 5.2% in 2011. Increases have slowed over the last three quarters of 2011 reporting 4.3% growth—slightly lower than national income (4.6%) and ranking 31st among the 50 states.

Although significant expenditure cuts and one-time revenues were necessary to balance the Michigan state budget for fiscal 2011, the fiscal year ended with a general fund surplus of $370 million, as revenues came in above expectations. Modest surpluses have been used to help replenish the state’s depleted rainy day fund. For fiscal 2012, Michigan implemented $1.6 billion in expenditure cuts broadly across state programs including health and human services, school funding and local government revenue sharing. In January 2012, the state eliminated its existing business tax system and implemented a flat 6% corporate income tax in its stead. As of May 2012, Moody’s and S&P rated Michigan general obligation (GO) debt at Aa2 and AA-, respectively, with stable outlooks and Fitch Ratings rated Michigan general obligation (GO) debt at AA- with a positive outlook.

General obligation bonds issued by Michigan municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality’s property tax base is subject to many factors outside the control of the municipality, including the decline in Michigan’s manufacturing industry and housing market. Certain Michigan municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenue from which may be insufficient to service the related debt obligations. Regional economic difficulties, reductions in revenues, and increases in expenses could lead to further fiscal problems for the State, its political subdivisions, and its or their authorities and agencies.

The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal securities held by the Fund are subject. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal securities, could affect

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or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Michigan municipal securities, the market value or marketability of Michigan municipal securities or the ability of the respective issuers of the municipal securities acquired by the Fund to pay interest on or principal of the municipal securities. This information has not been independently verified.

Inverse Floating Rate Securities Risk.    The Fund can have substantial exposure to municipal inverse floating rate securities, which are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index, and which represent a leveraged investment in underlying municipal bonds. Typically, an inverse floating rate security represents a residual beneficial interest in a special purpose trust into which a third-party sponsor has deposited municipal bonds, and which issues floating rate securities to short-term investors and inverse floating rate securities to long-term investors such as the Fund. Income on typical inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease, so investments in inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject the Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. The value of an inverse floating rate security will increase or decrease in value by a multiple of the increase or decrease of the market value of its underlying bond due to changes in market interest rates or the bond’s creditworthiness. That multiple is dependent on the ratio of the special purpose trust’s floating rate securities to its inverse floating rate securities, and can exceed three times for more “highly leveraged” trusts. Thus, when investing in an inverse floating rate security rather than directly in the underlying bond, the Fund will experience a greater increase in its common net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common net asset value if the underlying bond declines in value, which will make the Fund’s net asset value more volatile.

The Fund may invest in inverse floating rate securities issued by special purpose trusts whose sponsors have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require the Fund to reimburse the third-party sponsor of the trust, upon termination of the trust issuing the inverse floater, for the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate securities issued by the trust. The Fund will enter into such a recourse agreement (i) when the liquidity provider with respect to the floating rate securities issued by the special purpose trust requires such a recourse agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the trust has declined in value. In an instance where the Fund has entered such a recourse agreement, the Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust.

Inverse floating rate securities have varying degrees of liquidity or illiquidity (liquidity being the ability to raise cash by selling the investment in a timely manner at an attractive price) based in large part upon the liquidity of the underlying bonds deposited in a special purpose trust. The leverage attributable to such inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In such circumstances, a Fund may be required to sell securities at inopportune times or prices. The Fund may be required to

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sell its inverse floating rate securities or its underlying municipal bonds at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

—	If the Fund has a need for cash and the bonds in a special purpose trust are not actively trading due to adverse market conditions;

—	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding trusts; and

—

If the value of an underlying bond declines significantly (to a level below the notional value of the floating rate securities issued by the trust) and if additional collateral has not been posted by the Fund.

Taxability Risk.    The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and the Adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities.

Under highly unusual circumstances, the Internal Revenue Service may determine that a municipal bond issued as tax-exempt should in fact be taxable. If the Fund held such a bond, it might have to distribute taxable ordinary income dividends or reclassify as taxable income previously distributed exempt-interest dividends.

Distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and are not expected to be eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be subject to capital gains taxes. In certain circumstances, the Fund will make payments to holders of New VMTP Shares to offset the tax effects of a taxable distribution. See “Tax Matters.”

Other Investment Companies Risk.    The Fund may invest in the securities of other investment companies. Such securities may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities will be diminished.

Deflation Risk.    Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Counterparty Risk.    Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as

12

counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Call Risk or Prepayment Risk.    During periods of declining interest rates or for other purposes, issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities. This is known as call or prepayment risk.

Reinvestment Risk    With respect to the Fund, reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund’s portfolio’s current earnings rate.

Financial Futures and Options Transactions Risk.    The Fund may use certain transactions for hedging the portfolio’s exposure to high yield credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. The Fund’s use of certain transactions to reduce risk involves costs and will be subject to Nuveen Asset Management’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that Nuveen Asset Management’s judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. See “Portfolio Composition—Financial Futures and Options Transactions.”

Reliance on Adviser.    The Fund is dependent upon services and resources provided by the Adviser, and therefore the Adviser’s parent, Nuveen Investments, Inc. (“Nuveen Investments”). Nuveen Investments, through its own business or the financial support of its affiliates, may not be able to generate sufficient cash flow from operations or ensure that future borrowings will be available in an amount sufficient to enable it to pay its indebtedness or to fund its other liquidity needs. For additional information on Nuveen Fund Advisors and Nuveen Investments, see “Management of the Fund.”

Certain Affiliations.    Certain broker-dealers may be considered to be affiliated persons of the Fund, Nuveen Fund Advisors and/or Nuveen Investments. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund generally is precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions.    The Fund’s Articles of Incorporation and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

Borrowing Risk.    The Fund may borrow for temporary or emergency purposes, including to pay dividends, repurchase its shares, or settle portfolio transactions. Borrowing may affect the Fund’s net income. If the Fund borrows money, it must pay interest and other fees, which will reduce the

13

Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity in the municipal bond market, such borrowings might be outstanding for longer periods of time.

Inflation Risk.    Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the dividends paid to holders of VMTP Shares may decline.

Special Risks Related to Certain Municipal Obligations.    The Fund may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Derivatives Risk.    The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether the Fund’s use of derivatives is successful will depend on, among other things, if the Adviser correctly forecasts market values, interest rates and other applicable factors. If the Adviser incorrectly forecasts these and other factors, the investment performance of the Fund will be unfavorably affected. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

The Fund may enter into debt-related derivatives instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the Adviser of not only of the referenced asset, rate or index, but also of the swap itself. Because they are

14

two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Illiquid Securities Risk.    The Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the Securities Act of 1933, as amended, or can be sold in a private transaction pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Market Disruption Risk.    Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the United States on September 11, 2001), war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy.

Income Risk.    The Fund’s income is based primarily on the interest it earns from its investments, which can vary widely over the short-term and long-term. If interest rates drop, the Fund’s income available over time to make dividend payments could drop as well if the Fund purchases securities with lower interest coupons.

THE FUND

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Minnesota corporation on July 25, 1991 and commenced investment operations on October 17, 1991. The Fund’s common shares are listed on the New York Stock Exchange under the symbol “NUM.” The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

The following provides information about the Fund’s outstanding shares as of February 29, 2012.

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common	200,000,000	—	11,554,253
Preferred Shares	1,000,000	—	879
MTP Shares	—	—	—
VMTP Shares	1,800	—	879
Series 2014	879	—	879
Series 2014 #1	—	—	—

The following provides information about the Fund’s outstanding shares, as adjusted to reflect the issuance of the Series 2014 #1 VMTP Shares following the completion of the Reorganizations as if such Reorganizations had been completed as of February 29, 2012.

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Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common	200,000,000	—	11,554,253
Preferred Shares	1,000,000	—	1,632,218
MTP Shares	Unlimited	—	1,631,300
VMTP Shares	1,800	—	1,418
Series 2014	879	—	879
Series 2014 #1	539	—	539

DESCRIPTION OF VMTP SHARES

For a complete description of the preferences, voting powers, restrictions, limitations as to dividends, qualification, and terms and condition of redemption, of each series of VMTP Shares please see the Statement attached hereto as Appendix A and incorporated herein by reference.

DESCRIPTION OF VMTP PURCHASE AGREEMENT

The Fund will enter into a Purchase Agreement with the initial holder of Series 2014 #1 VMTP Shares, that is substantially identical to the purchase agreement in effect for the shares for which the Series 2014 #1 VMTP Shares are exchanged in the Reorganization. Among other things, the Purchase Agreement provides certain information and consent rights to the initial holder of the Series 2014 #1 VMTP Shares. The holders of New VMTP Shares will also be granted demand registration rights with respect to their New VMTP Shares that are substantially identical to the registration rights afforded to holders of Premium Income VMTP Shares pursuant to a Registration Rights Agreement between the Fund and Citibank, N.A., in its capacity as a purchaser of VMTP Shares. The holders of a majority of the VMTP Shares are granted a demand right with respect to their beneficially owned VMTP Shares and the Fund is required to use its commercially reasonable best efforts to effect registration of such holders’ registrable securities in accordance with and pursuant to the Registration Rights Agreement.

BOOK-ENTRY PROCEDURES AND SETTLEMENT

None of the Fund, Nuveen Fund Advisors, Nuveen Asset Management, or the Redemption and Paying Agent takes any responsibility for the accuracy of the information in this section concerning DTC and DTC’s book-entry system, makes any representation as to the completeness of such information or makes any representation as to the absence of material changes in such information subsequent to the date hereof.

The New VMTP Shares will be book-entry (global) securities. Upon issuance, all book-entry securities will be represented by one or more fully-registered global securities. Each global security will be deposited with, or on behalf of, DTC, a securities depository, and will be registered in the name of DTC or a nominee of DTC. DTC will thus be the only registered holder of VMTP Shares.

Purchasers of New VMTP Shares may only hold interests in the global securities directly through DTC if they are participants in the DTC system. Purchasers may also hold interests through a securities intermediary—banks, brokerage houses and other institutions that maintain securities accounts for customers—that has an account with DTC or its nominee. DTC will maintain accounts

16

showing the security holdings of its Agent Members (as defined below), and these Agent Members will in turn maintain accounts showing the security holdings of their customers. Some of these customers may themselves be securities intermediaries holding securities for their customers. Thus, each Beneficial Owner (as defined below) of a book-entry security will hold that security indirectly through various intermediaries. “Agent Member” means a person with an account at the Securities Depository that holds one or more New VMTP Shares through the Securities Depository, directly or indirectly, for a Beneficial Owner and that will be authorized and instructed, directly or indirectly, by a Beneficial Owner to disclose information to the Redemption and Paying Agent (as defined below) with respect to such Beneficial Owner.

“Securities Depository” means The Depository Trust Company, New York, New York, and any substitute for or successor to such securities depository that shall maintain a book-entry system with respect to the New VMTP Shares. “Beneficial Owner” means a person in whose name New VMTP Shares are recorded as beneficial owner of such New VMTP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be, or such person’s subrogee.”

The interest of each Beneficial Owner in a book-entry security will be evidenced solely by entries on the books of the Beneficial Owner’s securities intermediary or Agent Member. The actual purchaser of the securities will generally not be entitled to have the securities represented by the global securities registered in its name and will not be considered the owner under the terms of the securities and their governing documents. That means that the Fund and the Redemption and Paying Agent or any other agent of the Fund will be entitled to treat the registered holder, DTC or its nominee, as the holder of the securities for all purposes. In most cases, the Beneficial Owner will also not be able to obtain a paper certificate evidencing its ownership of New VMTP Shares. The laws of some jurisdictions require some purchasers of securities to take physical delivery of their securities in definitive form. These laws may impair the ability to own, transfer or pledge beneficial interests in book-entry securities.

A Beneficial Owner of book-entry securities represented by a global security may exchange the securities for definitive (paper) securities only if:

—	DTC is unwilling or unable to continue as depositary for such global security and the Fund does not appoint a qualified replacement for DTC within 90 days; or

—	the Fund in its sole discretion decides to allow some or all book-entry securities to be exchangeable for definitive securities in registered form.

Unless indicated otherwise, any global security that is so exchangeable will be exchangeable in whole for definitive securities in registered form, with the same terms and of an equal aggregate amount. Definitive securities will be registered in the name or names of the person or persons specified by DTC in a written instruction to the registrar of the New VMTP Shares. DTC may base its written instruction upon directions that it receives from Agent Members.

In this Information Memorandum, in the case of book-entry securities, references to actions taken by Beneficial Owners will mean actions taken by DTC upon instructions from its Agent Members, and references to payments and notices relating to redemptions or the tendering of New VMTP Shares will mean payments and notices related to the redemption or tender of New VMTP

17

Shares to DTC as the registered holder of the securities for distribution to Agent Members in accordance with DTC’s procedures. If fewer than all the New VMTP Shares are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Agent Member in the VMTP Shares to be redeemed.

Each sale of a book-entry security will settle in immediately available funds through DTC unless otherwise stated. Neither the Fund nor the Redemption and Paying Agent, or any agent of either, will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in any book-entry securities or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Neither DTC nor DTC’s nominee will consent or vote with respect to the New VMTP Shares unless authorized by a participant in accordance with DTC’s procedures. Under its usual procedures, DTC mails an omnibus proxy (the “Omnibus Proxy”) to the Fund as soon as possible after the record date. The Omnibus Proxy assigns DTC’s nominee consenting or voting rights to the Agent Members to whose accounts the VMTP Shares are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Dividend payments on the New VMTP Shares and payments upon redemption of New VMTP Shares will be made to DTC’s nominee or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit participants’ accounts upon DTC’s receipt of funds and corresponding detail information from the Fund or the Redemption and Paying Agent on the payment date in accordance with their respective holdings shown on DTC records. Payments by Agent Members to Beneficial Owners will be governed by standing instructions and customary practices. Payment of dividends or redemption proceeds to DTC’s nominee is the responsibility of the Fund or the Redemption and Paying Agent, disbursement of such payments to participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Agent Members or securities intermediaries who hold through an Agent Member.

THE INFORMATION IN THIS SECTION CONCERNING DTC AND DTC’S BOOK-ENTRY SYSTEM HAS BEEN OBTAINED FROM SOURCES THAT THE FUND BELIEVES TO BE RELIABLE. THE FUND, NUVEEN FUND ADVISORS, NUVEEN ASSET MANAGEMENT AND THE REDEMPTION AND PAYING AGENT TAKE NO RESPONSIBILITY FOR THE ACCURACY OF THE INFORMATION IN THIS SECTION CONCERNING DTC AND DTC’S BOOK-ENTRY SYSTEM. NO REPRESENTATION IS MADE BY THE FUND, NUVEEN FUND ADVISORS, NUVEEN ASSET MANAGEMENT OR THE REDEMPTION AND PAYING AGENT AS TO THE COMPLETENESS OR ACCURACY OF SUCH INFORMATION OR AS TO THE ABSENCE OF MATERIAL ADVERSE CHANGES IN SUCH INFORMATION SUBSEQUENT TO THE DATE HEREOF. NO ATTEMPT HAS BEEN MADE BY THE FUND, NUVEEN FUND ADVISORS, NUVEEN ASSET MANAGEMENT OR THE REDEMPTION AND PAYING AGENT TO DETERMINE WHETHER DTC IS OR WILL BE FINANCIALLY OR OTHERWISE CAPABLE OF FULFILLING ITS OBLIGATIONS. THE FUND AND THE PLACEMENT AGENT WILL NOT HAVE ANY RESPONSIBILITY OR OBLIGATIONS TO ANY DTC AGENT MEMBER, SECURITIES INTERMEDIARIES, OR THE PERSONS FOR WHOM THEY ACT AS NOMINEES WITH RESPECT TO DIVIDEND PAYMENTS TO OR THE PROVIDING OF NOTICE FOR THE DTC AGENT MEMBERS, THE SECURITIES INTERMEDIARIES OR THE BENEFICIAL OWNERS.

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IT IS THE DUTY OF EACH BENEFICIAL OWNER TO ARRANGE WITH THE DTC AGENT MEMBER OR SECURITIES INTERMEDIARIES TO RECEIVE FROM SUCH DTC AGENT MEMBER OR SECURITIES INTERMEDIARY DIVIDEND PAYMENTS AND ALL OTHER COMMUNICATIONS. THE FUND IS ALSO OBLIGATED TO DELIVER DIRECTLY TO CITIBANK, N.A. CERTAIN INFORMATION, AS SET FORTH IN THE VMTP PURCHASE AGREEMENT.

THE FUND’S INVESTMENTS

Investment Objectives and Policies

The Fund’s primary investment objective is current income exempt from both regular federal income taxes and Michigan individual income taxes, as well as the Michigan intangibles tax, and its secondary investment objective is to enhance portfolio value relative to the Michigan municipal bond market through investments in tax-exempt Michigan Municipal Obligations (as defined under “Portfolio Composition—Municipal Securities” below) that the Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. By purchasing such tax-exempt Michigan municipal bonds, the Fund seeks to realize above-average capital appreciation in a rising market, and to experience less than average capital losses in a declining market. Any capital appreciation realized by the Fund will generally result in the distribution of taxable capital gains to Fund shareholders, including holders of VMTP Shares. See “Tax Matters.” A portion of the dividends from VMTP Shares may be subject to the federal alternative minimum tax.

The Fund seeks to achieve its investment objectives by investing under normal circumstances at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) and any preferred shares outstanding (“Managed Assets”), in municipal securities and other related investments the income from which is exempt from regular federal and Michigan income taxes.

Under normal circumstances, the Fund invests at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Adviser. The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Adviser. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Adviser. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as junk bonds. The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency subsequently downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Adviser or Sub-adviser may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. See Appendix B to this Information Memorandum for a description of securities ratings. There is no assurance that the Fund will achieve its investment objectives.

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The Fund may enter into derivative instruments to achieve its investment objectives, enhance return, hedge certain risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including credit default swaps and interest rate swaps), options on financial futures, options on swap contracts, or other derivative instruments. The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on future contracts or related options.

The Fund may invest up to 15% of its net assets in inverse floating rate securities. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject the Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, the Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value. The Fund may borrow for temporary or emergency purposes, including to pay dividends, repurchase its shares, or settle portfolio transactions. While any such borrowings exceed 5% of total assets, no additional purchases of investment securities will be made. The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly.

The Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, the Fund may not invest more than 5% of its total assets in the securities of any single issuer, except that this limitation does not apply to securities of the U.S. Government, its agencies and instrumentalities.

During temporary defensive periods and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax exempt or taxable. It is the intent of the Fund to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income taxes.

The Fund cannot change its investment objectives and fundamental policies without the approval of the holders of a majority of the outstanding shares of common shares and Preferred Stock, voting together, and of the holders of a majority of the outstanding Preferred Stock, voting separately. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (2) more than 50% of the shares, whichever is less.

Certain Trading Strategies of the Fund

When-Issued and Delayed Delivery Transactions.    The Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the purchaser enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under the rules of the SEC to maintain in a separate account liquid assets,

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consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund and, to the extent distributed, will be taxable distributions to shareholders. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

Portfolio Trading and Turnover Rate.    Portfolio trading may be undertaken to accomplish the Fund’s investment objectives in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Adviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund also may engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Fund will not engage in trading solely to recognize a gain.

Subject to the foregoing, the Fund will attempt to achieve its investment objectives by prudent selection of municipal securities with a view to holding them for investment. While there can be no assurance thereof, the Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Funds may exceed 100% in particular years.

For the fiscal year ended February 29, 2012, the Fund’s portfolio turnover rate was 7%. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. In addition, high portfolio turnover may result in the realization of net short term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

PORTFOLIO COMPOSITION

Municipal Securities

General.    The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal and Michigan income tax (for purposes of the Fund’s investment objectives, “Michigan Municipal Obligations”). Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories to finance or refinance public projects such as roads, schools, and water supply systems.

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Municipal securities may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short term interim basis, anticipating repayment with the proceeds on long term debt. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds on long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Fund.

The municipal securities in which the Fund will invest are generally issued by the State of Michigan, a municipality of Michigan, or a political subdivision of either, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Adviser to be reliable), is exempt from regular federal and Michigan income taxes, although the interest may be subject to the federal alternative minimum tax. The Fund may invest in municipal securities issued by U.S. territories (such as Puerto Rico or Guam) that are exempt from regular federal and Michigan income taxes.

Yields on municipal securities depend on many factors, including the condition of the general money market and the municipal security market, the size of a particular offering, and the maturity and rating of a particular municipal security. Moody’s, S&P’s and Fitch’s ratings represent their opinions of the quality of a particular municipal security, but these ratings are general and are not absolute quality standards. Therefore, municipal securities with the same maturity, coupon, and rating may have different yields, while municipal securities with the same maturity and coupon and different ratings may have the same yield. The market value of municipal securities will vary with changes in interest rates and in the ability of their issuers to make interest and principal payments.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indexes, such as a bank prime rate or a tax-exempt money market index. As used in this Information Memorandum, the term municipal securities also includes obligations, such as tax-exempt notes, municipal commercial paper and municipal lease obligations, having relatively short-term maturities, although the Fund emphasizes investments in municipal securities with long-term maturities.

Obligations of municipal security issuers are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. These obligations also may be subject to future federal or state laws or referenda that extend the time to payment of interest and/or principal, or that constrain the enforcement of these obligations or the power of municipalities to levy taxes. Legislation or other conditions may materially affect the power of a municipal security issuer to pay interest and/or principal when due.

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Municipal Leases and Certificates of Participation.    The Fund may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Fund’s original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Fund will only purchase municipal securities representing lease obligations where the Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue-sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default.

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The anticipated revenues from taxes, grants or bond financings generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

Inverse Floating Rate Securities.    Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third-party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees.

The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, the Fund receives the residual cash flow from the special purpose trust. Because the holder of the short term floater is generally assured liquidity at the face value of the security, the Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the special purpose trust. The volatility of the interest cash flow and the

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residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the inverse floaters that are issued by the special purpose trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Funds, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying bonds due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to out-perform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields higher than those available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based upon the ability to sell the underlying bonds deposited in a special purpose trust at an attractive price.

The Fund may invest in inverse floating rate securities issued by special purpose trusts whose sponsors have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require the Fund to reimburse the third-party sponsor of the trust, upon termination of the trust issuing the inverse floater, for the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate securities issued by the trust. The Fund will enter into such a recourse agreement (i) when the liquidity provider with respect to the floating rate securities issued by the special purpose trust requires such a recourse agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the trust has declined in value. In an instance where a Fund has entered such a recourse agreement, the Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust.

The Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts.

The Fund invests in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust.

Floating Rate Securities.    The Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter-term than the final maturity or first call date of the underlying bond deposited in the trust,

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the Fund as the holder of the floating rate securities relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds.

Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Zero Coupon Bonds

A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Structured Notes

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/ or interest payments. The rate of return on structured notes may be determined by applying a multiplier to

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the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. These types of investments may generate taxable income.

Other Investment Companies

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (often referred to as “ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. The Fund may invest in investment companies that are advised by the Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested.

The Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile, and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares. See “Risks—Other Investment Companies Risk.”

Derivatives

The Fund may invest in derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. In particular, the Fund may use credit default swaps and interest rate swaps. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If the Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap. If the Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

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Interest rate swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income. See also “Portfolio Composition—Financial Futures and Options Transactions.”

There is no assurance that these derivative strategies will be available at any time or that the Adviser will determine to use them for the Fund or, if used, that the strategies will be successful.

Financial Futures and Options Transactions

The Fund may attempt to hedge all or a portion of its investment portfolio against market risk by engaging in transactions in financial futures contracts, options on financial futures or options that either are based on an index of long-term municipal securities (i.e., those with remaining maturities averaging 20-30 years) or relate to debt securities whose prices the Adviser anticipates to correlate with the prices of the municipal securities the Fund owns. To accomplish such hedging, the Fund may take an investment position in a futures contract or in an option that is expected to move in the opposite direction from the position being hedged. Hedging may be utilized to reduce the risk that the value of securities the Fund owns may decline on account of an increase in interest rates and to hedge against increases in the cost of the securities the Fund intends to purchase as a result of a decline in interest rates. The use of futures and options for hedging purposes can be expected to result in taxable income or gain. The Fund currently intends to allocate any taxable income or gain proportionately between its Common Shares and its Preferred Shares. See “Tax Matters.”

The sale of financial futures or the purchase of put options on financial futures or on debt securities or indexes is a means of hedging against the risk of rising interest rates, whereas the purchase of financial futures or of call options on financial futures or on debt securities or indexes is a means of hedging the Fund’s portfolio against an increase in the price of securities such Fund intends to purchase. Writing a call option on a futures contract or on debt securities or indexes may serve as a hedge against a modest decline in prices of municipal securities held in the Fund’s portfolio, and writing a put option on a futures contract or on debt securities or indexes may serve as a partial hedge against an increase in the value of municipal securities the Fund intends to acquire. The writing of these options provides a hedge to the extent of the premium received in the writing transaction.

The Fund will not purchase futures unless it has segregated or earmarked cash, government securities or high grade liquid debt equal to the contract price of the futures less any margin on deposit, or unless the purchase of a put option covers the long futures position. The Fund will not sell futures unless the Fund owns the instruments underlying the futures or owns options on such instruments or owns a portfolio whose market price may be expected to move in tandem with the market price of the instruments or index underlying the futures. If the Fund engages in transactions involving the purchase or writing of put and call options on debt securities or indexes, the Fund will not purchase these options if more than 5% of its assets would be invested in the premiums for these options and it will only write “covered” or “secured” options, where the Fund holds the securities or cash required to be

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delivered upon exercise, with such cash being maintained in a segregated account. These requirements and limitations may limit the Fund’s ability to engage in hedging transactions. So long as any Rating Agency is rating the Fund’s preferred shares, the Fund will engage in futures or options transactions only in accordance with the then-current guidelines of such rating agencies, and only after it has received written confirmation from Moody’s and S&P, as appropriate, that these transactions would not impair the ratings then assigned by Moody’s and S&P to such shares.

A futures contract is a contract between a seller and a buyer for the sale and purchase of specified property at a specified future date for a specified price. An option is a contract that gives the holder of the option the right, but not the obligation, to buy (in the case of a call option) specified property from, or to sell (in the case of a put option) specified property to, the writer of the option for a specified price during a specified period prior to the option’s expiration. Financial futures contracts and options cover specified debt securities (such as U.S. Treasury securities) or indexes designed to correlate with price movements in certain categories of debt securities. At least one exchange trades futures contracts on an index designed to correlate with the long-term municipal bond market. Financial futures contracts and options on financial futures contracts are traded on exchanges regulated by the U.S. Commodity Futures Trading Commission (“CFTC”). Options on certain financial instruments and financial indexes are traded on securities markets regulated by the SEC. Although futures contracts and options on specified financial instruments call for settlement by delivery of the financial instruments covered by the contracts, in most cases positions in these contracts are closed out in cash by entering into offsetting liquidating or closing transactions. Index futures and options are designed for cash settlement only.

There are certain risks associated with the use of financial futures and options to hedge investment portfolios. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged. Losses may be incurred in hedging transactions, which could reduce the portfolio gains that might have been realized if the hedging transactions had not been entered into. The ability to close out positions in futures and options depends upon the existence of a liquid secondary market, which may not exist for all futures and options at all times. If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the CFTC. If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. The cost of put options on debt securities or indexes effectively increases the cost of the securities subject to them, thereby reducing the yield otherwise available from these securities. If the Fund decides to use futures contracts or options on futures contracts for hedging purposes, the Fund will be required to establish an account for such purposes with one or more CFTC-registered futures commission merchants. A futures commission merchant could establish initial and maintenance margin requirements for the Fund that are greater than those which would otherwise apply to the Fund under applicable rules of the exchanges and the CFTC.

Repurchase Agreements

As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or

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municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements is taxable to shareholders of the Fund, including owners of preferred shares and, therefore, is required to be allocated proportionately between common shares and preferred shares, including VMTP Shares. The Fund will enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed upon repurchase price on the delivery dates; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Portfolio Investments

As used in this Information Memorandum, the term “municipal securities” includes municipal securities with relatively short-term maturities. Some of these short-term securities may be variable or floating rate securities. The Fund, however, emphasizes investments in municipal securities with long- or intermediate-term maturities. The Fund buys municipal securities with different maturities and intends to maintain an average portfolio maturity of 15 to 30 years, although this may be shortened depending on market conditions. If the long-term municipal security market is unstable, the Fund may temporarily invest up to 100% of its assets in temporary investments. Temporary investments are high quality, generally uninsured, short-term municipal securities that may either be tax-exempt or taxable. The Fund will buy taxable temporary investments only if suitable tax-exempt temporary investments are not available at reasonable prices and yields. The Fund will invest only in taxable temporary securities that are U.S. Government securities or corporate debt securities rated within the highest grade by Moody’s, S&P or Fitch, and that mature within one year from the date of purchase or carry a variable of floating rate of interest. The Fund’s policies on securities ratings only apply when the Fund buys a security, and the Fund is not required to sell securities that have been downgraded. See Appendix B to this Information Memorandum for a description of securities ratings. The Fund also may invest in taxable temporary investments that are certificates of deposit from U.S. banks with assets of at least $1 billion, or repurchase agreements. The Fund seeks to allocate taxable income on temporary investments, if any, proportionately between common shares and preferred shares, including VMTP Shares, based on the percentage of total dividends distributed to each class for that year.

Segregation of Assets

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive provisions of the SEC and its staff. In accordance with these laws, rules and positions, the Fund must “set aside” (often

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referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The Fund generally will use its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff. As a result of their segregation, such assets may not be used for other operational purposes.

The Fund may invest in inverse floating rate securities issued by special purpose trusts. With respect to such investments, the Fund will segregate or earmark assets in an amount equal to at least 100% of the face amount of the floating rate securities issued by such trust.

Short-Term Investments

Short-Term Taxable Fixed Income Securities.    For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in cash equivalents and short-term taxable fixed-income securities, although the Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investments in taxable short-term investments could result in a portion of the dividends paid being subject to regular federal income tax, the federal alternative minimum tax applicable to individuals and Michigan personal income tax. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(1)        U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2)        Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are

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normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Company regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3)        Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4)        Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed Income Securities.    Short-term tax-exempt fixed income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

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Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (“Municipal Paper”) represents very short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace, and the Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Illiquid Securities

The Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where

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registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board of Directors or its delegatee.

INVESTMENT POLICIES

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding common and preferred shares of the Fund, including VMTP Shares, voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares voting as a separate class. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities, whichever is less. Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding shares of common shares and preferred shares, voting together, and of the holders of a majority of the outstanding preferred shares, voting separately:

(1)    Under normal circumstances, invest less than 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or any preferred shares outstanding (“Managed Assets”), in municipal securities and other related investments that pay interest exempt from federal and Michigan income taxes.

(2)    Issue senior securities, as defined in the 1940 Act, other than preferred shares, except to the extent such issuance might be involved with respect to borrowings described under subparagraph (3) below or with respect to transactions involving futures contracts or the writing of options within the limits described in “Certain Trading Strategies of the Fund—Financial Futures and Options Transactions”*;

(3)    Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets including the amount borrowed. While any such borrowing exceed 5% of the Fund’s total assets, no additional purchases of investment securities will be made;

(4)    Underwrite any issues of securities, except to the extent that the purchase of Municipal Obligations in accordance with its investment objectives, policies and limitations may be deemed to be an underwriting;

(5)    Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not be applicable to Municipal Obligations other than

*	The Fund has revised certain fundamental policies relating to the purchase of financial futures and options, which have the effect of permitting the Fund to engage in derivative transactions for non-hedging purposes. As a result, the sections of the prospectus referred to here have been superseded. See “Portfolio Composition—Derivatives.”

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those Municipal Obligations backed only by the assets and revenues of non-governmental users, nor shall it apply to Municipal Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(6)    Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal securities secured by real estate or interests therein;

(7)    Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or derivative instruments or from investing in securities or other instruments backed by physical commodities);

(8)    Make loans, except as permitted by the 1940 Act, and exemptive orders granted under the 1940 Act, as amended;

(9)    Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the United States Government, its agencies and instrumentalities or to the investment of 25% of its total assets;

(10)    Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above, it may pledge securities having a market value at the time of pledge not exceeding 20% of the value of the Fund’s total assets;

(11)    Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days; and

(12)    Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund’s knowledge, those directors of the Fund, or those officers and directors of the Adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

For the purpose of applying the limitation set forth in subparagraph (9) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal securities insured by any given insurer.

The Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of the Fund’s total assets, the Fund may not (i) purchase the securities of any one issuer (other than cash, securities

35

of other investment companies and securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer or (ii) purchase more than 10% of the outstanding voting securities of such issuer.

Subject to certain exemptions, under the 1940 Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares of the Fund would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Directors. The Fund may not:

(1)    Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold, at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2)    Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder.

(3)    Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(4)    Purchase securities when borrowings exceed 5% of its total assets if and so long as preferred shares are outstanding.

(5)    Purchase securities of companies for the purpose of exercising control, except that the Fund may invest up to 5% of its net assets (including assets attributable to preferred shares, if any) in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided that the Adviser determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more nationally recognized statistical rating organizations that may issue ratings for the Fund’s preferred

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shares, including VMTP Shares or, if issued, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. Moody’s and Fitch, in connection with establishing and maintaining ratings on the Fund’s VMTP Shares, do restrict the Fund’s ability to borrow money, sell securities short, lend securities, buy and sell futures contracts, and write put or call options. The Fund does not expect that these restrictions will impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. A copy of the current Rating Agency Guidelines will be provided to any holder of VMTP Shares promptly upon request therefor made by such holder to the Fund by writing the Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

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MANAGEMENT OF THE FUND

Directors and Officers

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement with Nuveen Fund Advisors (the “management agreement”), is the responsibility of the Board of Directors of the Fund. The number of directors of the Fund is ten, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and nine of whom are not interested persons (referred to herein as “independent directors”). Information concerning the directors and officers of the Fund, including, as applicable, their principal occupations and other affiliations, the number of portfolios each oversees, other directorships they hold and their compensation and share ownership is incorporated into this Information Memorandum by reference to the Fund’s Annual Report for the fiscal year ended February 29, 2012 and the Joint Proxy Statement relating to the Fund’s 2012 Annual Meeting as filed with the SEC.

Investment Adviser and Sub-Adviser

The Adviser, Nuveen Fund Advisors, is responsible for investing the Fund’s assets. The Adviser oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. The Adviser is located at 333 West Wacker Drive, Chicago, Illinois 60606.

The Adviser, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $212 billion of assets under management as of June 30, 2012. On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC (the “MDP Acquisition”).

The Adviser has selected its affiliate, Nuveen Asset Management, located at 333 West Wacker Drive, Chicago, IL 60606, to serve as a sub-adviser to the Fund. Nuveen Asset Management manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of the Adviser. Nuveen Asset Management, is a wholly-owned subsidiary of the Adviser and was appointed as Sub-Adviser effective in January 2011 as part of an internal restructuring of the Adviser.

The Fund is dependent upon services and resources provided by its Adviser, and therefore the Adviser’s parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. While Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future, there can be no assurance that Nuveen Investments’ business will generate sufficient cash flow from operations or that future borrowings will be available in an amount sufficient to enable Nuveen Investments to pay its indebtedness (with scheduled maturities beginning in 2014) or to fund its other liquidity needs. Nuveen Investments believes that potential adverse changes to its overall financial position and business operations would not adversely affect its or its affiliate’s portfolio management operations and would not otherwise adversely affect its ability to fulfill its obligations to the Funds under the investment management agreements.

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Portfolio Management

Subject to the supervision of Nuveen Fund Advisors, Nuveen Asset Management is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Asset Management manages the Funds using a team of analysts and a portfolio manager that focuses on a specific group of funds.

Daniel J. Close, CFA, has served as the portfolio manager of the Fund since 2007 and is a Senior Vice President of Nuveen Investments. He has direct responsibility for managing approximately $4.71 billion of securities in 28 closed-end funds (as of February 29, 2012). He joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation. Mr. Close also serves as a portfolio manager for various Nuveen Build America Bond strategies. Information about Mr. Close’s compensation, other accounts managed and any material conflicts of interest is contained in the Fund’s most recent Form N-CSR. See “Available Information.”

Investment Management Agreement and Sub-Advisory Agreement

Pursuant to an investment management agreement between Nuveen Fund Advisors and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by Nuveen Fund Advisors. The Fund’s management fee consists of two components—a complex-level component, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors, and a fund-level component, based only on the amount of managed assets within the Fund. The fund-level fee is a maximum of 0.45% of the Fund’s average total daily managed assets, with lower fee levels for assets that exceed $125 million. The complex-level fee is a maximum of 0.20% of the Fund’s daily managed assets for all Nuveen-sponsored funds in the U.S. that constitute “eligible assets,” with lower fee levels of complex-level assets that exceed $55 billion. “Eligible assets” do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011.

In addition to Nuveen Fund Advisors’ management fee, the Fund pays all other costs and expenses of its operations, including compensation of its directors (other than those affiliated with Nuveen Fund Advisors), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of its independent registered accounting firm, expenses of repurchasing shares, expenses of issuing any VMTP Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. All fees and expenses are accrued daily and deducted before payment of distributions to shareholders.

NET ASSET VALUE

The Fund’s net asset value per common share is determined as of the close of the regular session trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. Net asset value is calculated by taking the market value of the Fund’s total assets, including interest or

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dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Fund’s Board or its delegate.

In determining net asset value per common share, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service approved by the Fund’s Board. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service, or, in the absence of a pricing service for a particular security, the Board of the Fund, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant by the pricing service or the Board’s designee.

DESCRIPTION OF BORROWINGS

The Fund’s Articles of Incorporation authorize the Fund, without prior approval of holders of common stock or Preferred Stock, including VMTP Shares, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings subject to the requirements of the 1940 Act. Any borrowings will rank senior to the Fund’s shares of Preferred Stock, including the VMTP Shares. The Fund, as a fundamental policy, may not issue debt securities that rank senior to its Preferred Stock, except for emergency or temporary purposes.

Limitations.    Under the requirements of the 1940 Act, the Fund, immediately after issuing any borrowings that are senior securities representing indebtedness (as defined in the 1940 Act), must have an asset coverage of at least 300%. With respect to any such borrowings, asset coverage for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of any such borrowings that are senior securities representing indebtedness, issued by the Fund. Certain types of borrowings may also result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for Preferred Stock, including VMTP Shares, or indebtedness, if any, such as commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

Distribution Preference.    The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the holders of Preferred Stock (including VMTP Shares), and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of Preferred Stock in certain circumstances.

Voting Rights.    The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its portfolio, intends to repay the borrowings.

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DESCRIPTION OF OUTSTANDING SHARES

Common Shares

The Fund’s Articles of Incorporation authorize the issuance of 200,000 shares of common stock, or “common shares.” As a general matter, all common shares have equal rights to the payment of dividends and the distribution of assets upon liquidation, and have no preemptive, conversion or exchange rights or rights to cumulative voting. Common shares are, when issued, fully paid and non-assessable, and have no pre-emptive or conversion rights or rights to cumulative voting. At any time when preferred shares are outstanding, including VMTP Shares, common shareholders will not be entitled to receive any dividends or distributions from the Fund unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of declaration of such dividend or distribution would be at least 200% after giving effect to the dividend or distribution.

The common shares are listed on the New York Stock Exchange. The Fund intends to hold annual meetings of shareholders so long as the Fund’s shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Preferred Shares

The Fund’s current Articles of Incorporation authorize the issuance of 1,000,000 preferred shares, par value $0.01 per share, in one or more classes or series, with rights as determined by the Board without the approval of holders of common shares. The Fund currently has outstanding 879 VMTP Shares, par value $0.01 per share, with a total liquidation value of $87,900,000, which will remain outstanding following the completion of the Reorganizations (the “Existing VMTP Shares”). The number of authorized preferred shares for the combined fund will be increased prior to the closing of the Reorganizations, either by approval of shareholders of the Acquiring Fund of the amendment to the Acquiring Fund’s Articles of Incorporation or of the Domicile Charge for the Acquiring Fund.

Holders of Existing VMTP Shares are entitled to receive cash dividends when, as and if declared by the Acquiring Fund’s Board. The amount of dividends per Existing VMTP Share payable on any dividend payment date will equal the sum of dividends accumulated but not yet paid for each “rate period” during the relevant monthly dividend period. The dividend rate applicable to any rate period (which typically consists of seven days) is an index rate based on the SIFMA Municipal Swap Index plus an applicable spread. The applicable spread is subject to adjustment in certain circumstances, including a change in the credit rating assigned to the Existing VMTP Shares.

The Fund is obligated to redeem its Existing VMTP Shares by August 1, 2014, unless earlier redeemed or repurchased by the Fund. The Existing VMTP Shares are subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to payment of premium for one year following the Optional Redemption Date, and at par thereafter. The Fund may be obligated to redeem certain of the Existing VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

Holders of Existing VMTP Shares, as a separate class, have voting and consent rights with respect to actions that would adversely affect any preference, right or power of the Existing VMTP Shares or holders of Existing VMTP Shares. In addition, holders of Existing VMTP Shares have certain consent rights under the purchase agreement for the Existing VMTP Shares with respect to certain actions that would affect their investment in the Fund. Holders of Existing VMTP Shares also are entitled to vote as a class with holders of other preferred shares of the Fund with respect to certain matters.

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CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION

The Fund’s Article of Incorporation may limit the ability of other companies or persons to acquire control of the Fund.

Anti-Takeover Provisions.    The Fund’s Articles of Incorporation include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Holders of Preferred Stock, voting as a separate class, are entitled to elect two of the Fund’s directors. In addition, the holders of at least two-thirds of the common shares and Preferred Stock, voting together as a single class, except as described below, must vote to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any other corporation or a reorganization or recapitalization of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) a liquidation or termination of the Fund, or a series or class of the Fund or (5) a removal of directors by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of directors fixed in accordance with the Articles of Incorporation or the By-Laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s common shares and Preferred Stock outstanding at the time, voting together as a single class, is required; provided, however, that where only a particular class or series is affected (or, in the case of removing a director, when the director has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization that adversely affects the holders of Preferred Stock, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Preferred Stock outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of directors fixed in accordance with the Articles of Incorporation or the By-Laws, the affirmative vote of the holders of at least a majority of the Preferred Stock outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the common shares and Preferred Stock, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization that adversely affects the holders of Preferred Stock are higher than those required by the 1940 Act. The Board of Directors believes that the provisions of the Articles of Incorporation relating to such higher votes are in the best interest of the Fund and its shareholders.

Minnesota Anti-Takeover Laws.    The Fund, as a Minnesota corporation, is subject to Sections 302A.671, 302A.673 and 302A.675 of the Minnesota Business Corporation Act, which may have the effect of discouraging a negotiated acquisition or unsolicited takeover. The following summaries are qualified in their entirety by reference to the statutory sections cited.

In general, Section 302A.671 provides that a public Minnesota corporation’s shares acquired in a “control share acquisition” have no voting rights unless voting rights are approved by the corporation’s other shareholders. A “control share acquisition” is a direct or indirect acquisition of

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beneficial ownership of shares that would, when added to all other shares beneficially owned by the acquiring person, entitle the acquiring person to have voting power of 20% or more in the election of directors.

In general, Section 302A.673 prohibits a public Minnesota corporation from engaging in a “business combination” with an “interested shareholder” for a period of four years after the date of the transaction in which the person became an interested shareholder, unless either the business combination or the acquisition by which such person becomes an interested shareholder is approved by a committee composed solely of disinterested directors. The term “business combination” includes mergers, asset sales and other transactions resulting in the receipt of a financial benefit by the interested shareholder. An “interested shareholder” is a person who is the beneficial owner, directly or indirectly, of 10% or more of a corporation’s voting shares, or who is an affiliate or associate of the corporation and who, at any time within four years before the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the corporation’s voting shares.

If a tender offer is made for shares of a public Minnesota corporation, Section 302A.675 precludes the offeror from acquiring additional shares (including in acquisitions pursuant to mergers, consolidations or statutory share exchanges) within two years following the completion of the tender offer, unless shareholders selling their shares in the later acquisition are given the opportunity to sell their shares on terms that are substantially equivalent to those provided in the earlier tender offer. Section 302A.675 does not apply if a committee composed solely of disinterested directors approved the earlier tender offer before any shares were acquired pursuant to it.

Reference should be made to the Articles of Incorporation on file with the Securities and Exchange Commission for the full text of these provisions, as well as the statutory sections of the Minnesota Business Corporation Act cited above.

TAX MATTERS

Any discussions of U.S. federal and state tax considerations in this Information Memorandum was written in connection with the promotion and marketing by the Fund of the New VMTP Shares. Such discussion was not intended or written to be legal or tax advice to any person and was not intended or written to be used, and cannot be used, by any person for the purpose of avoiding any U.S. federal and state tax penalties. Each investor should seek advice based on its particular circumstances from an independent tax advisor.

Below is a discussion of the anticipated U.S. federal income tax consequences of acquiring, holding, and disposing of New VMTP Shares. This discussion is based on the current provisions and interpretations of the Internal Revenue Code of 1986, as amended (the “Code”), and the accompanying Treasury regulations and on current judicial and administrative rulings. All of these authorities are subject to change and any change can apply retroactively.

Upon issuance of New VMTP Shares, and subject to certain assumptions and conditions, and based upon certain representations made by the Fund, including representations regarding the nature of the Fund’s assets and the conduct of the Fund’s business, K&L Gates LLP (“Special Tax Counsel”) will deliver its opinion concluding that for federal income tax purposes New VMTP Shares will qualify as equity in the Fund. In accordance with such opinion, distributions made with respect to the New VMTP

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Shares will qualify as exempt-interest dividends to the extent they are properly reported by the Fund and not otherwise limited under Section 852(b)(5)(A) of the Code (under which the total amount of dividends that may be treated as exempt-interest dividends is limited, based on the total amount of tax-exempt income generated by the Fund). The Fund’s qualification and taxation as a regulated investment company depend upon the Fund’s ability to meet on a continuing basis, through actual annual operating results, certain requirements in the federal tax laws. Special Tax Counsel will not review the Fund’s compliance with those requirements. Accordingly, no assurance can be given that the actual results of the Fund’s operations for any particular taxable year will satisfy such requirements.

Vedder Price P.C. will provide an opinion on the anticipated U.S. federal income tax consequences of certain aspects of the Reorganizations, including an opinion of the effect that the issuance of the New VMTP Shares in connection with the Reorganizations will not result in gain or loss to the Fund or to a holder of Premium Income VMTP shares. Such opinion will be based, in part, on Special Tax Counsel’s opinion that the New VMTP Shares will constitute equity in the Fund for federal income tax purposes.

The following is intended to be a general summary of the material U.S. federal income tax consequences of investing in New VMTP Shares. The discussion generally applies only to holders of New VMTP Shares who are U.S. holders. You will be a U.S. holder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in New VMTP Shares. This summary deals only with U.S. holders that hold New VMTP Shares as capital assets. It does not address considerations that may be relevant to you if you are an investor that is subject to special tax rules, such as a financial institution, insurance company, regulated investment company, real estate investment trust, investor in pass-through entities, U.S. holder of New VMTP Shares whose “functional currency” is not the United States dollar, tax-exempt organization, dealer in securities or currencies, trader in securities or commodities that elects mark to market treatment, person who holds New VMTP Shares in a qualified tax-deferred account such as an IRA, or person that will hold New VMTP Shares as a position in a “straddle”, “hedge” or as part of a “constructive sale” for federal income tax purposes. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this Information Memorandum, which tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service, possibly with retroactive effect. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISORS BEFORE MAKING AN INVESTMENT IN THE FUND.

Federal Income Tax Treatment of the Fund

The Fund has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund generally will not be subject to any federal income tax on the income and gains it distributes to its shareholders.

The Fund primarily invests in municipal securities issued by the State of Michigan, its cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico or Guam) or in municipal securities whose income is otherwise exempt from regular federal income taxes. Thus, substantially all of the Fund’s dividends to the holders of common shares and preferred shares will qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Some or all of an

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exempt-interest dividend, however, may be subject to federal alternative minimum tax imposed on the shareholder. Different federal alternative minimum tax rules apply to individuals and to corporations.

In addition to exempt-interest dividends, the Fund may also distribute amounts that are treated as long-term capital gain or ordinary income to its shareholders. The Fund will allocate distributions to shareholders that are treated as tax-exempt interest, long-term capital gain and ordinary income, if any, proportionately among its common and preferred shares. In certain circumstances, the Fund will make payments to holders of New VMTP Shares to offset the tax effects of a taxable distribution.

To qualify for the favorable federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or non-U.S. currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer or of two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest income.

As a regulated investment company, the Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may report the retained amount as undistributed capital gains in a written statement to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and the net capital gain not otherwise retained by the Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its

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ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Fund paid no federal income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If at any time when the Fund’s New VMTP Shares are outstanding the Fund fails to meet the Asset Coverage (as defined in the Statement), the Fund will be required to suspend distributions to holders of its common shares until such asset coverage is restored. This may prevent the Fund from distributing at least 90% of its investment company taxable income (as that term is defined in the Code determined without regard to the deduction for dividends paid) and net tax-exempt income, and may therefore jeopardize the Fund’s qualification for taxation as a regulated investment company or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on the undistributed taxable income (including gain), or both. Upon a failure to comply with the Asset Coverage requirement (following the applicable cure period), the Fund will be required to redeem a sufficient number of its preferred shares, which may include New VMTP Shares, in order to maintain or restore such asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, and was unable to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of non-corporate shareholders, and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

The Fund intends to qualify to pay “exempt-interest” dividends, as defined in the Code, by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt municipal bonds. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Fund which are attributable to interest on municipal bonds and are so reported by the Fund. Exempt-interest dividends will be exempt from federal income tax, subject to the possible application of the federal alternative minimum tax.

A portion of the Fund’s expenditures that would otherwise be deductible may not be allowed as deductions by reason of the Fund’s investment in municipal securities (with such disallowed portion, in general, being the same percentage of the Fund’s aggregate expenses as the percentage of the Fund’s aggregate income (other than capital gain income) that constitutes exempt-interest income from municipal securities). A similar disallowance rule also applies to interest expense paid or incurred by the Fund, if any. Such disallowed deductions, if any, will reduce the amount that the Fund can report as exempt-interest dividends by the disallowed amount. As a result, income distributions by the Fund in excess of the amount of the Fund’s exempt-interest dividends may be taxable as ordinary income.

The Fund’s investment in zero coupon bonds will cause it to realize income prior to the receipt of cash payments with respect to these bonds. Such income will be accrued daily by the Fund and, in

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order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise continue to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

The Internal Revenue Service (the “IRS”) takes the position that the Fund is required to report distributions paid with respect to its common shares and its preferred shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will report dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the common shares and preferred shares in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Capital gain dividends and ordinary income dividends will similarly be allocated between the two classes. In certain circumstances, the Fund will make payments to holders of VMTP Shares to offset the tax effects of a taxable distribution.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year declared.

Certain of the Fund’s investment practices are subject to special provisions of the Code that, among other things, may disallow, limit or defer the use of certain deductions or losses of the Fund, affect the holding period of securities held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Federal Income Tax Treatment of Holders of VMTP Shares

The Fund has elected to be treated, and intends to qualify each year, as a regulated investment company, under Subchapter M of the Code, and to satisfy conditions which enable dividends on common shares and preferred shares which are attributable to interest on municipal securities to be exempt from federal income tax in the hands of owners of such stock, subject to the possible application of the federal alternative minimum tax.

In order for any distributions to holders of VMTP Shares to be eligible to be treated as exempt-interest dividends, VMTP Shares must be treated as equity for federal income tax purposes. Under present law, Special Tax Counsel is of the opinion that VMTP Shares of the Fund will constitute equity of the Fund, and thus distributions with respect to VMTP Shares (other than distributions in redemption of VMTP Shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the VMTP Shares, there can be no assurance that the IRS will not question Special Tax Counsel’s opinion and the Fund’s treatment of VMTP Shares as equity. If the IRS were to succeed in such a challenge, holders of VMTP Shares could be treated as receiving taxable interest income rather than exempt-interest or other

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dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income or to pay additional tax, interest, and penalties.

Except in the case of exempt-interest dividends and capital gain dividends, if any, dividends paid by the Fund generally will be taxable to holders at ordinary income tax rates. Dividends derived from net capital gain and reported by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the length of time such holders have held their shares. Distributions in excess of the Fund’s earnings and profits, if any, will first reduce a shareholder’s adjusted tax basis in his or her shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a holder who holds such shares as a capital asset. A holder of VMTP Shares will be required to report the dividends declared by the Fund for each day on which such holder is the shareholder of record. The Fund intends to notify holders of VMTP Shares in advance if it will allocate to them income that is not exempt from regular federal income tax. In certain circumstances, the Fund will make payments to holders of VMTP Shares to offset the tax effects of the taxable distribution.

The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to report dividends made with respect to common shares and preferred shares, including New VMTP Shares, as consisting of particular types of income (e.g., exempt-interest dividends, net capital gain, or ordinary income) in accordance with each class’s proportionate share of the total dividends paid by the Fund during the year.

Although dividends generally will be treated as distributed when paid, a distribution will be treated as having been paid on December 31 if it is declared by the Fund in October, November or December with a record date in such months and is paid by the Fund in January of the following year. Accordingly, such distributions will be treated as paid to shareholders in the calendar year in which the distributions are declared.

Distributions to shareholders of ordinary income other than tax-exempt interest (including net investment income received by the Fund from taxable temporary investments, if any, certain income from financial futures and options transactions and market discount realized by the Fund on the sale of municipal securities) and of net short-term capital gains realized by the Fund, if any, will be taxable to shareholders as ordinary income. Distributions by the Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to the Fund’s shares will depend upon the amount of such income realized by the Fund, but is not generally expected to be significant. For taxable years beginning before January 1, 2013, “qualified dividend income” received by non-corporate shareholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. For taxable years beginning on or after January 1, 2013, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, and the maximum individual tax rate on long-term capital gains will increase to 20% (in addition to the additional tax on “net investment income” described below), unless Congress enacts legislation providing otherwise. As long as the Fund qualifies as a regulated investment company under the Code, it is not expected that any part of its distributions to shareholders from its investments will qualify for the Dividends Received Deduction available to corporate shareholders or as qualified dividend income in the case of non-corporate shareholders.

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The Code provides that interest on indebtedness incurred or continued to purchase or carry the Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a “substantial user” of a facility financed by such bonds or a “related person” of such “substantial user.” As a result, the Fund may not be an appropriate investment for a shareholder who is considered either a “substantial user” or a “related person” within the meaning of the Code. In general, a “substantial user” of a facility includes a “nonexempt person who regularly uses a part of such facility in his trade or business.” “Related persons” are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of “substantial user” and “related person.”

Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal bonds is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Fund received income from municipal securities subject to the federal alternative minimum tax, a portion of the dividends paid by the Fund, although otherwise exempt from federal income tax, would be taxable to its shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal securities subject to the federal alternative minimum tax. In addition, for certain corporations, federal alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal securities, and therefore a distribution by the Fund that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings. Certain small corporations are not subject to the federal alternative minimum tax.

Tax-exempt income, including exempt-interest dividends paid by the Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.

For taxable years beginning after December 31, 2012, certain non-corporate shareholders will be subject to an increased rate of tax on some or all of their “net investment income,” which will include dividends (other than tax-exempt-interest dividends) received from the Fund, as well as net gain from the disposition of Fund shares. This tax will generally apply to the extent net investment income, when added to other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse), or $125,000 for a married individual filing a separate return. Shareholders should consult their tax advisors regarding the applicability of this tax in respect of their shares.

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Sale of Shares

Gain or loss on the sale or other disposition of VMTP Shares, if any (other than redemptions, the rules for which are described below) will generally be treated as capital gain or loss, except that a portion of the amount received on the disposition of VMTP Shares may be characterized as an accumulated but unpaid dividend subject to the rules described above. Gain or loss will generally be treated as long-term if the VMTP Shares have been held for more than one year and otherwise will be treated as short-term. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, under current law short-term capital gains and ordinary income will be taxed at a maximum rate of 35% while long-term capital gains generally will be taxed at a maximum rate of 15%, subject to the legislation phase-out discussed above. Losses realized by a shareholder on the sale or exchange of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. If not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts reported as undistributed capital gains) with respect to such shares. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

The Fund may, at its option, redeem VMTP Shares in whole or in part, and is required to redeem VMTP Shares to the extent required to maintain the Effective Leverage Ratio and the Asset Coverage. Gain or loss, if any, resulting from a redemption will generally be taxed as capital gain or loss from the sale or exchange under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of a holder’s interest in the Fund, (c) is substantially disproportionate with respect to the owner, or (d) with respect to non-corporate holders, is in partial liquidation of the Fund. For purposes of (a), (b) and (c) above, a holder’s ownership of the common shares and preferred shares will be taken into account. As in the case of a sale or exchange, a portion of the amount received on the redemption of VMTP Shares may be characterized as an accumulated but unpaid dividend subject to the rules discussed above.

Backup Withholding

The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions (including exempt-interest dividends and redemption proceeds) payable to shareholders who fail to provide the Fund with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if the Fund has been so notified). The current rate of backup withholding is 28%. Unless Congress enacts legislation providing otherwise, the backup withholding rate will increase to 31% for taxable years beginning after December 31, 2012. Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax; any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

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Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them before making an investment in VMTP Shares.

Michigan Tax Matters

The following discussion of Michigan tax matters is based on the opinion of Dickinson Wright PLLC, special Michigan tax counsel to the Fund (“Michigan Tax Counsel”). Michigan Tax Counsel’s opinion is based on existing statutory provisions of the Michigan Income Tax Act of 1967 (“personal income tax”), the Michigan Business Tax Act (“MBT”), and newly-enacted Part 2 of the Income Tax Act that will impose a corporate income tax on business activity attributed to Michigan on and after January 1, 2012, and existing interpretations of such taxes, rules promulgated by the Michigan Department of Treasury, and judicial and other administrative rulings and interpretations. All of these authorities are subject to change and any change could apply retroactively. Further, it is widely anticipated that certain “technical corrections” will be made to the corporate income tax before that tax goes into effect in a legislative session during the Fall of 2011, which could change or modify provisions of the corporate income tax that may be relevant to the discussion below regarding the corporate income tax.

The following is a general, abbreviated summary of certain provisions of applicable Michigan tax laws as presently in effect as they directly govern the taxation of distributions with respect to your VMTP Shares owned by resident individual and business entity shareholders of the Fund. This summary does not address the taxation of other shareholders nor, with the exception of the following discussion regarding the Michigan Uniform City Income Tax Ordinance, does it discuss any local taxes that may be applicable. Additionally, the following is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause distributions from the Fund to qualify as exempt-interest dividends to Fund shareholders for federal purposes, and that it will distribute all interest and dividends it receives to Fund shareholders.

Owners of VMTP Shares who are subject to Michigan personal income tax will not be subject to Michigan personal income tax on distributions from the Fund (whether received in cash or additional shares) to the extent that the distributions qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code which are attributable to interest on tax-exempt obligations of the State of Michigan or its political or governmental subdivisions, its governmental agencies or instrumentalities (as well as certain other federally tax-exempt obligations, the interest on which is exempt from Michigan tax, such as, for example, certain obligations of Puerto Rico) (collectively, “Michigan Obligations”). If, however, distributions to owners of VMTP Shares are derived from sources other than those described above, including long or short-term capital gains, such distributions will not be exempt from Michigan personal income tax. Gain or loss realized when a shareholder sells or exchanges VMTP Shares of the Fund, will be included in Michigan taxable income. To the extent that distributions on VMTP shares are not subject to Michigan personal income tax, they are not subject to the uniform city income tax imposed by certain Michigan cities.

Owners of VMTP Shares, other than insurance companies and financial institutions, who are subject to Michigan business tax due to engaging in “business activity” within the meaning of the MBT Act, will not be subject to the business income tax or gross receipts tax components of the MBT

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on distributions from the Fund to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company which are attributable to interest on Michigan Obligations. However, distributions to such shareholders of the Fund from sources other than those described above, including long or short-term capital gains derived in the regular course of a trade or business, will not be exempt from the business income tax component of the MBT.

The MBT has been repealed for periods beginning on and after January 1, 2012, and will be replaced with a new corporate income tax applicable to C corporations, insurance companies and financial institutions. A corporate taxpayer other than an insurance company or financial institution will be subject to a 6.0% tax on the taxpayer’s corporate income tax base, which is principally derived from federal taxable income, subject to certain adjustments. Owners of VMTP shares, other than insurance companies and financial institutions, who will be subject to the Michigan corporate income tax for periods on and after January 1, 2012 due to engaging in business activity in Michigan will not be subject to the corporate income tax on distributions from the Fund to the extent that the distributions qualify as exempt-interest dividends of a regulated investment company which are attributable to interest on Michigan Obligations. However, distributions to such shareholders of the Fund from sources other than those described above, including long or short-term capital gains derived in the regular course of a trade or business, will not be exempt from the corporate income tax.

Insurance companies and financial institutions are, and will be on and after January 1, 2012, subject to other forms of taxation under both the MBT and corporate income tax and no opinion is expressed on the tax consequences of ownership of VMTP Shares by insurance companies or financial institutions. The taxation of business activities subject to the MBT for periods prior to January 1, 2012, or corporate income tax on and after January 1, 2012, is complex and shareholders who receive distributions with respect to VMTP Shares held in connection with individual, corporate, limited liability company, or partnership business, rather than investment, activities should consult with their tax advisors.

All Holders of VMTP Shares should consult with their own tax advisors for detailed information concerning Michigan state and local tax matters.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REDEMPTION AND PAYING AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent with respect to the common shares is also State Street, 250 Royall Street, Canton, Massachusetts 02021. State Street has subcontracted the transfer agency servicing of the Fund to Computershare, Inc. The redemption and paying agent for the New VMTP Shares also will be State Street, Canton, Massachusetts.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Fund appearing in the Fund’s Annual Report for the year ended February 29, 2012 are incorporated by reference into this Information Memorandum. The financial statements have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their report thereon and incorporated herein by reference. Such financial statements are incorporated by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides auditing services to the Fund. The principal business address of Ernst  & Young LLP is 155 North Wacker Drive, Chicago, Illinois 60606.

MISCELLANEOUS

To the extent that a holder of VMTP Shares is directly or indirectly a beneficial owner of more than 10% of any class of the Fund’s outstanding shares (meaning for purposes of holders of VMTP Shares, more than 10% of the Fund’s outstanding Preferred Stock), such a 10% beneficial owner would be subject to the short-swing profit rules that are imposed pursuant to Section 16 of the Exchange Act (and related reporting requirements). These rules generally provide that such a 10% beneficial owner may have to disgorge any profits made on purchases and sales, or sales and purchases, of the Fund’s Preferred Stock (including VMTP Shares) within any six month time period. Investors should consult with their own counsel to determine the applicability of these rules.

AVAILABLE INFORMATION

The Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and is required to file reports, proxy statements and other information with the Securities and Exchange Commission. These documents can be accessed through the Commission’s Internet site at www.sec.gov or can be inspected and copied for a fee at the Securities and Exchange Commission’s public reference room, 100 F Street, N.E., Washington, D.C. 20549.

The Fund’s audited financial statements for the fiscal year ended February 29, 2012, together with the report of Ernst & Young LLP thereon, are incorporated in this Information Memorandum by reference to its 2012 Annual Report. Copies of the Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. Other than the financial statements included in the Fund’s Annual Report, the information contained in, or that can be accessed through, the Securities and Exchange Commission’s or the Fund’s website is not part of this Information Memorandum.

If at any time the Fund is not subject to Section 13(a) or 15(d) of the Exchange Act, the Fund will furnish to holders of VMTP Shares and prospective investors, upon their request, the information specified in Rule 144A(d)(4) under the Securities Act in order to permit compliance with Rule 144A in connection with resales of VMTP Shares.

Statements in this Information Memorandum about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other documents attached hereto as an appendix or otherwise available upon request from the Fund each such statement being qualified in all respects by this reference.

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APPENDIX A

STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF VARIABLE RATE MUNIFUND TERM PREFERRED SHARES

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC.

CHARTER NO. 7C-757

A-1

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NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC.

CHARTER NO. 7C-757

STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF VARIABLE RATE MUNIFUND TERM PREFERRED SHARES

Nuveen Michigan Quality Income Municipal Fund, Inc. (the “Fund”), a Minnesota corporation, certifies to the Secretary of State of Minnesota that:

RECITALS

FIRST:    The Fund is authorized under Article FIFTH of the Fund’s Articles of Incorporation, as amended (which, as hereafter restated or amended from time to time, are together with this Statement (as defined below) and any Appendices (as defined below) herein called the “Articles”), to issue            shares of Preferred Stock (as defined below), par value $.01 per share.

SECOND:    Pursuant to the authority expressly vested in the Board of Directors of the Fund by Article FIFTH of the Articles, the Board of Directors has, by resolution, authorized the issuance of [NUMBER] shares of the authorized Preferred Stock, $.01 par value per share, of the Fund, such shares to be classified as Variable Rate MuniFund Term Preferred Shares (“VMTP”), and such VMTP to be issued in one or more series (each such series, a “Series”). The terms related to a Series may be set forth in this Statement through an Appendix (as detailed below) attached hereto or in a separate Statement. As of the date of this Statement, the Fund has another series of VMTP outstanding with [            ] number of shares in issuance. The terms of such series are set forth in a separate Statement Establishing And Fixing The Rights And Preferences of such series.

THIRD:    The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of VMTP Series 2014 #1 are set forth in this Statement, as modified, amended or supplemented in the appendix hereto (each an “Appendix” and collectively the “Appendices”) to this Statement specifically relating to such Series as now or hereafter filed by the Fund with the Secretary of State of the State of Minnesota (such Series being referred to herein as a “Series of VMTP Shares,” “VMTP Shares of a Series” or a “Series”), and shares of all such Series being referred to herein individually as a “VMTP Share” and collectively as the “VMTP Shares”). For the avoidance of doubt, references to “Series” or “any Series” in this Statement shall refer exclusively to VMTP Series 2014 #1.

1.    Definitions.

1.1    Definitions. Unless the context or use indicates another or different meaning or intent and except with respect to any Series as specifically provided in the Appendix applicable to such Series, each of the following terms when used in this Statement shall have the meaning ascribed to it below, whether such term is used in the singular or plural and regardless of tense:

“1940 Act” means the Investment Company Act of 1940, as amended, or any successor statute.

“1940 Act Asset Coverage” means “asset coverage,” as defined for purposes of Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of stock for purposes of the 1940 Act, including all outstanding VMTP Shares

(or such other asset coverage as may in the future be specified in or under the 1940 Act or by rule, regulation or order of United States Securities and Exchange Commission as the minimum asset coverage for senior securities which are shares of stock of a closed-end investment company).

“Additional Amount Payment” means a payment to a Holder (other than a Michigan Holder) of VMTP Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Holder to which such Additional Amount Payment relates, would cause such Holder’s dividends in dollars (after federal income tax consequences) from the aggregate of such Taxable Allocations and the related Additional Amount Payment to be equal to the dollar amount of the dividends that would have been received by such Holder if the amount of such aggregate Taxable Allocations would have been excludable (for federal income tax purposes) from the gross income of such Holder. Such Additional Amount Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Holder of VMTP Shares is subject to the federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Taxable Allocation and each Additional Amount Payment (except to the extent such Additional Amount Payment is reported as an exempt-interest dividend for purposes of Section 852(b)(5) of the Code) would be taxable in the hands of each Holder of VMTP Shares at the maximum marginal regular federal individual income tax rate (taking account of the tax imposed under Section 1411 of the Code or any successor provision) applicable to ordinary income or net capital gain, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable, whichever is greater, in effect at the time such Additional Amount Payment is paid.

“Additional Michigan Amount Payment” means a payment to a Michigan Holder of VMTP Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Michigan Holder to which such Additional Michigan Amount Payment relates, would cause such Michigan Holder’s dividends in dollars (after federal and Michigan income tax consequences) from the aggregate of such Taxable Allocations and the related Additional Michigan Amount Payment to be equal to the dollar amount of the dividends that would have been received by such Michigan Holder if the amount of such aggregate Taxable Allocations would have been excludable (for federal income tax purposes and Michigan individual income tax purposes) from the gross income of such Michigan Holder. Such Additional Michigan Amount Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Michigan Holder of VMTP Shares is subject to the federal alternative minimum tax with respect to dividends received from the Fund; (iii) only taking into account the regular federal income tax (and the tax imposed under Section 1411 of the Code or any successor provision) and Michigan individual income tax with respect to dividends received from the Fund (that is, without giving effect to any other Michigan tax or any other federal tax based on income); and (iv) assuming that each Taxable Allocation and each Additional Michigan Amount Payment (except to the extent such Additional Michigan Amount Payment is reported as an exempt-interest dividend for purposes of Section 852(b)(5) of the Code) would be taxable in the hands of each Michigan Holder of VMTP Shares at the maximum marginal combined regular federal and Michigan individual income tax rate (taking account of the federal income tax deductibility of state and local taxes paid or incurred and the tax imposed under Section 1411 of the Code or any successor provision) applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Additional Michigan Amount Payment is paid.

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“Adviser” means Nuveen Fund Advisors, Inc., a Delaware corporation, or such other entity as shall be then serving as the investment adviser of the Fund, and shall include, as appropriate, any sub-adviser duly appointed by the Adviser.

“Agent Member” means a Person with an account at the Securities Depository that holds one or more VMTP Shares through the Securities Depository, directly or indirectly, for a Designated Owner and that will be authorized and instructed, directly or indirectly, by a Designated Owner to disclose information to the Redemption and Paying Agent with respect to such Designated Owner.

“Appendices” and “Appendix” shall have the respective meanings as set forth in the Recitals of this Statement.

“Applicable Spread” means, with respect to any Rate Period for any Series of VMTP Shares, the percentage per annum set forth opposite the highest applicable credit rating assigned to such Series by any Rating Agency in the table set forth directly below on the Rate Determination Date for such Rate Period, provided, however, that, if such Series of VMTP Shares is not assigned a credit rating by any Rating Agency on the Rate Determination Date for any Rate Period for such Series of VMTP Shares as a result of each Rating Agency ceasing to rate tax-exempt closed-end investment companies generally, “Applicable Spread” means, with respect to such Rate Period, (i) the percentage per annum in such table directly below set forth opposite the highest applicable credit rating most recently assigned to such Series by any Rating Agency prior to such Rate Determination Date, or (ii) 6.05% per annum if such percentage per annum set forth opposite such highest applicable credit rating is 3.05% per annum.

	Long-Term Ratings*
Moody’s	Fitch	Applicable Percentage
Aaa to Aa2	AAA to AA	1.05%
Aa3	AA-	1.25%
A1	A+	1.45%
A2	A	1.65%
A3	A-	1.85%
Baa1	BBB+	2.75%
Baa2	BBB	2.90%
Baa3	BBB-	3.05%**

*	And/or the equivalent ratings of an Other Rating Agency then rating the VMTP Shares utilizing the highest of the ratings of the Rating Agencies then rating the VMTP Shares.
**	Unless an Increased Rate Period is in effect or the Increased Rate otherwise applies to any portion of a Rate Period, in which case the Applicable Spread shall be 6.05% for such period or portion thereof, as the case may be.

“Asset Coverage” means “asset coverage,” as defined for purposes of Section 18(h) of the 1940 Act as in effect on the date hereof, with respect to all outstanding senior securities of the Fund which are shares of stock for purposes of the 1940 Act, including all Outstanding VMTP Shares, determined on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of such determination.

“Asset Coverage Cure Date” means, with respect to the failure by the Fund to maintain Asset Coverage of at least 225% as of the close of business on a Business Day (as required by Section 2.4(a)), the date that is ten (10) Business Days following such Business Day.

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“Below Investment Grade” means, with respect any Series of VMTP Shares and as of any date, the following ratings with respect to each Rating Agency (to the extent it is a Rating Agency on such date):

(i)    lower than BBB-, in the case of Fitch;

(ii)    lower than Baa3, in the case of Moody’s; and

(iii)    lower than an equivalent long-term credit rating to those set forth in clauses (i) and (ii), in the case of any Other Rating Agency.

“Board of Directors” means the Board of Directors of the Fund or any duly authorized committee thereof as permitted by applicable law.

“Business Day” means any day other than a day (i) on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close or (ii) on which the New York Stock Exchange is closed.

“By-Laws” means the By-Laws of the Fund as amended from time to time.

“Closed-End Funds” shall have the meaning as set forth in Section 2.18(a).

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” means the common stock, par value $.01 per share, of the Fund.

“Custodian” means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall be providing custodian services to the Fund as permitted by the 1940 Act or any rule, regulation, or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Custodian.

“Custodian Agreement” means, with respect to any Series, the Custodian Agreement by and between the Custodian and the Fund with respect to such Series.

“Date of Original Issue” means, with respect to any Series, the date specified as the Date of Original Issue for such Series in the Appendix for such Series.

“Default” shall mean a Dividend Default or a Redemption Default.

“Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant Redemption Date, Dividend Payment Date or other payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1)        cash or any cash equivalent;

(2)        any U.S. Government Obligation;

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(3)        any Municipal Security that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Securities with substantially similar terms as of the date of this Statement (or such rating’s future equivalent), including (A) any such Municipal Security that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Security that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

(4)        any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Securities or U.S. Government Obligations or any combination thereof; or

(5)        any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of similar banks or other financial institutions as of the date of this Statement (or such rating’s future equivalent).

“Designated Owner” means a Person in whose name VMTP Shares of any Series are recorded as beneficial owner of such VMTP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be.

“Dividend Default” shall have the meaning as set forth in Section 2.2(g)(i).

“Dividend Payment Date” means, with respect to any Series, the first Business Day of each calendar month that any shares of such Series are outstanding; provided, however, that with respect any Series for which the first Dividend Period, as specified in the Appendix relating to such Series, is longer than one month, the first Dividend Payment Date for such Series shall be the first Business Day of the calendar month immediately following the end of such Dividend Period.

“Dividend Period” means, with respect to any Series, the Dividend Period for such Series set forth in the Appendix for such Series.

“Dividend Rate” means, with respect to any Rate Period for a Series of VMTP Shares and subject to the adjustment described in Section 2.10(a), the Index Rate for such Rate Period plus the Applicable Spread for such Rate Period; provided, however, that with respect to any Increased Rate Period (or any portion of a Rate Period to which the Increased Rate otherwise applies), the Dividend Rate shall mean the Increased Rate for such Increased Rate Period (or such portion of a Rate Period); and provided further that the Dividend Rate for any Rate Period (or portion thereof) shall in no event exceed the Maximum Rate.

“Effective Leverage Ratio” shall have the meaning as set forth in Section 2.4(d).

“Effective Leverage Ratio Cure Date” shall have the meaning as set forth in Section 2.5(b)(ii)(A).

“Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online

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communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between any two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Redemption and Paying Agent and the Custodian, shall be sent by such means to each of its representatives set forth in the Redemption and Paying Agent Agreement and the Custodian Agreement, respectively.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fitch” means Fitch Ratings, a part of the Fitch Group, which is a majority owned subsidiary of Fimalac, S.A., and any successor or successors thereto.

“Fund” shall have the meaning as set forth in the Preamble to this Statement.

“Holder” means, with respect to the VMTP Shares of any Series or any other security issued by the Fund, a Person in whose name such security is registered in the registration books of the Fund maintained by the Redemption and Paying Agent or otherwise.

“Increased Rate” means, with respect to any Increased Rate Period for a Series of VMTP Shares or any portion of a Rate Period to which the Increased Rate otherwise applies, the Index Rate for such Rate Period plus an Applicable Spread of 6.05%.

“Increased Rate Period” shall have the meaning as set forth in Section 2.2(g)(i).

“Index Rate” means, with respect to any Rate Period for a Series of VMTP Shares, the SIFMA Municipal Swap Index made available by 3:00 p.m., New York City time, on the Rate Determination Date for such Rate Period.

“Initial Rate Period” means, with respect to the VMTP Shares of any Series, the period commencing on and including the Date of Original Issue thereof and ending on, and including, the next succeeding calendar day that is a Wednesday (or if such Wednesday is not a Business Day, the next succeeding Business Day).

“Liquidation Preference” means, with respect to any Series, the amount specified as the liquidation preference per share for that Series in the Appendix for such Series.

“Liquidity Account Initial Date” means, with respect to any Series, the date designated as the Liquidity Account Initial Date in the Appendix for such Series.

“Liquidity Account Investments” means (i) Deposit Securities or (ii) any other security or investment owned by the Fund that is assigned a rating by Moody’s, Fitch or Standard and Poor’s equal to or higher than A3, in the case of Moody’s, and A-, in the case of Standard and Poor’s and Fitch, and is not assigned a rating lower than any such rating by any of Moody’s, Fitch or Standard and Poor’s.

“Liquidity Requirement” shall have the meaning as set forth in Section 2.11(b).

“Mandatory Redemption Price” shall have the meaning as set forth in Section 2.5(b)(i)(A).

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“Market Value” of any asset of the Fund means, for securities for which market quotations are readily available, the market value thereof determined by an independent third-party pricing service designated from time to time by the Board of Directors, which pricing service shall be J. J. Kenny Co., Inc. (or any successor thereto), International Data Corporation (or any successor thereto) or such other independent third-party pricing service broadly recognized in the tax-exempt fund market. Market Value of any asset shall include any interest accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that include consideration of: yields or prices of Municipal Securities of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine recommended valuations.

“Maximum Rate” means 15% per annum.

“Michigan Holder” means, solely for purposes of the definition of “Additional Michigan Amount Payment” and Section 2.10 hereof, (i) a Holder who is a natural person subject to Michigan taxation on his or her income; or (ii) a Holder, other than a natural person, that seeks to pay dividends (or make other distributions or allocations of income) that are exempt from Michigan income tax. For all other purposes, a “Michigan Holder” means a “Holder.”

“Moody’s” means Moody’s Investors Service, Inc. and any successor or successors thereto.

“Municipal Securities” means municipal securities as described under the heading “Portfolio Composition” in the prospectus or other offering document for a Series of VMTP Shares.

“Notice of Redemption” shall have the meaning as set forth in Section 2.5(d).

“Notice of Taxable Allocation” shall have the meaning as set forth in Section 2.10(a).

“NRSRO” means (a) each of Fitch, Moody’s and Standard & Poor’s so long as such Person is a nationally recognized statistical rating organization within the meaning of Section 3(a)(62) of the Exchange Act and (b) any other nationally recognized statistical rating organization within the meaning of Section 3(a)(62) of the Exchange Act that is not an “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Fund.

“Optional Redemption Date” shall have the meaning as set forth in Section 2.5(c)(i).

“Optional Redemption Premium” means, with respect to any Series, the premium payable by the Fund upon the redemption of VMTP Shares of such Series at the option of the Fund, as set forth in the Appendix for such Series.

“Optional Redemption Price” shall have the meaning as set forth in Section 2.5(c)(i).

“Other Rating Agency” means each Rating Agency, if any, other than Moody’s or Fitch then providing a rating for the VMTP Shares pursuant to the request of the Fund.

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“Outstanding” means, as of any date with respect to VMTP Shares of any Series, the number of VMTP Shares of such Series theretofore issued by the Fund except (without duplication):

(a)        any VMTP Shares of such Series theretofore cancelled or redeemed or delivered to the Redemption and Paying Agent for cancellation or redemption in accordance with the terms hereof;

(b)        any VMTP Shares of such Series as to which the Fund shall have given a Notice of Redemption and irrevocably deposited with the Redemption and Paying Agent sufficient Deposit Securities to redeem such shares in accordance with Section 2.5 hereof;

(c)        any VMTP Shares of such Series as to which the Fund shall be the Holder or the Designated Owner; and

(d)        any VMTP Shares of such Series represented by any certificate in lieu of which any new certificate has been executed and delivered by the Fund.

“Person” means and includes an individual, a partnership, a trust, a corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Preferred Stock” means the authorized preferred stock, par value $.01 per share, of the Fund, including VMTP Shares of each Series, shares of any other series of such preferred stock now or hereafter issued by the Fund, and shares of any other stock hereafter authorized and issued by the Fund of a class having priority over any other class as to distribution of assets or payments of dividends.

“Purchase Agreement” means (i) with respect to the initial Series of VMTP Shares issued pursuant to this Statement, the VMTP Purchase Agreement to be dated as of [            ], 2012 between the Fund and [            ] and (ii) with respect to any subsequent Series of VMTP Shares, the purchase agreement or other similar agreement for the VMTP Shares of such Series (if any) specified in the Appendix for such Series.

“Rate Determination Date” means, with respect to the Initial Rate Period for any Series of VMTP Shares, the day immediately preceding the Date of Original Issue of such Series, and with respect to any Subsequent Rate Period for any Series of VMTP Shares, the last day of the immediately preceding Rate Period for such Series or, if such day is not a Business Day, the next succeeding Business Day; provided, however, that the next succeeding Rate Determination Date will be determined without regard to any prior extension of a Rate Determination Date to a Business Day.

“Rate Period” means, with respect to any Series of VMTP Shares, the Initial Rate Period and any Subsequent Rate Period of the VMTP Shares of such Series.

“Rating Agencies” means, as of any date and in respect of a Series of VMTP Shares, (i) each of Moody’s and Fitch and (ii) any other NRSRO designated as a Rating Agency on such date in accordance with Section 2.7, in each case above, to the extent it maintains a rating on the VMTP Shares of such Series on such date and the Board of Trustees has not terminated its designation as a Rating Agency in accordance with Section 2.7. Moody’s and Fitch have initially been designated as the Rating Agencies for purposes of the VMTP Shares. In the event that at any time any Rating Agency (i) ceases to be a Rating Agency for purposes of any Series of VMTP Shares and such Rating Agency has been replaced by an Other Rating Agency in accordance with Section 2.7, any references to any credit rating of such replaced Rating Agency in this Statement or any Appendix shall be deleted for purposes hereof as provided below and shall be deemed instead to be references to the equivalent

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credit rating of the Other Rating Agency that has replaced such Rating Agency as of the most recent date on which such replacement Other Rating Agency published credit ratings for such Series of VMTP Shares or (ii) designates a new rating definition for any credit rating of such Rating Agency with a corresponding replacement rating definition for such credit rating of such Rating Agency, any references to such replaced rating definition of such Rating Agency contained in this Statement or any Appendix shall instead be deemed to be references to such corresponding replacement rating definition. In the event that at any time the designation of any Rating Agency as a Rating Agency for purposes of any Series of VMTP Shares is terminated in accordance with Section 2.7, any rating of such terminated Rating Agency, to the extent it would have been taken into account in any of the provisions of this Statement or the Appendix for such Series, shall be disregarded, and only the ratings of the then-designated Rating Agencies for such Series shall be taken into account for purposes of this Statement and such Appendix.

“Rating Agency Guidelines” means the guidelines of any Rating Agency, as they may be amended or modified from time to time, compliance with which is required to cause such Rating Agency to continue to issue a rating with respect to a Series of VMTP Shares for so long as such Series is Outstanding.

“Ratings Event” shall have the meaning set forth in Section 2.2(g)(i).

“Redemption and Paying Agent” means, with respect to any Series, State Street Bank and Trust Company and its successors or any other redemption and paying agent appointed by the Fund with respect to such Series.

“Redemption and Paying Agent Agreement” means, with respect to any Series, the Transfer Agency and Service Agreement dated October 7, 2002, as amended, by and among the Redemption and Paying Agent, the Fund and certain other Persons, as further amended by an Amendment thereto dated [DATE] relating to the VMTP Shares, and as the same may be amended, restated or modified from time to time, or any similar agreement between the Fund and any other redemption and paying agent appointed by the Fund.

“Redemption Date” shall have the meaning as set forth in Section 2.5(d).

“Redemption Default” shall have the meaning as set forth in Section 2.2(g)(i).

“Redemption Price” shall mean the Term Redemption Price, the Mandatory Redemption Price or the Optional Redemption Price, as applicable.

“Securities Act” means the Securities Act of 1933, as amended.

“Securities Depository” shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository as set forth in this Statement with respect to the VMTP Shares.

“Series” and “Series of VMTP Shares” shall have the meanings as set forth in the Recitals of this Statement.

“SIFMA Municipal Swap Index” means the Securities Industry and Financial Markets Association Municipal Swap Index, or such other weekly, high-grade index comprised of seven-day,

9

tax-exempt variable rate demand notes produced by Municipal Market Data, Inc. or its successor, or as otherwise designated by the Securities Industry and Financial Markets Association; provided, however, that if such index is no longer produced by Municipal Market Data, Inc. or its successor, then SIFMA Municipal Swap Index shall mean (i) the S&P Weekly High Grade Municipal Index produced by Standard & Poor’s Financial Services LLC or its successors or (ii) if the S&P Weekly High Grade Municipal Index is no longer produced, such other reasonably comparable index selected in good faith by the Board of Directors of the Fund.

“Standard and Poor’s” means Standard and Poor’s Ratings Services, a Standard and Poor’s Financial Services LLC business, and any successor or successors thereto.

“Statement” means this Statement Establishing and Fixing the Rights and Preferences of Variable Rate MuniFund Term Preferred Shares, as it may be amended from time to time in accordance with its terms.

“Subsequent Rate Period” means, with respect to any Series of VMTP Shares, the period consisting of seven days, but adjusted in each case to reflect any changes when the regular day that is a Rate Determination Date is not a Business Day, from, and including, the first day following the Initial Rate Period of such Series to, and including, the next Rate Determination Date for such Series and any period thereafter from, and including, the first day following a Rate Determination Date for shares of such Series to, and including, the next succeeding Rate Determination Date for shares of such Series.

“Tax Event” shall have the meaning as set forth in Section 2.2(g)(i).

“Taxable Allocation” means, with respect to any Series, the allocation of any net capital gain or other income taxable for regular federal and Michigan individual income tax purposes or Michigan individual income tax purposes to a dividend paid in respect of such Series.

“Term Redemption Amount” shall have the meaning as set forth in Section 2.11(a).

“Term Redemption Date” means, with respect to any Series, the date specified as the Term Redemption Date in the Appendix for such Series.

“Term Redemption Liquidity Account” shall have the meaning as set forth in Section 2.11(a).

“Term Redemption Price” shall have the meaning as set forth in Section 2.5(a).

“U.S. Government Obligations” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

“VMTP” shall have the meaning as set forth in the Recitals of this Statement.

“VMTP Shares” shall have the meaning as set forth in the Recitals of this Statement.

“VMTP Shares of a Series” shall have the meaning as set forth in the Recitals of this Statement.

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“Voting Period” shall have the meaning as set forth in Section 2.6(b)(i).

With respect to any Series, any additional definitions specifically set forth in the Appendix relating to such Series and any amendments to any definitions specifically set forth in the Appendix relating to such Series, as such Appendix may be amended from time to time, shall be incorporated herein and made part hereof by reference thereto, but only with respect to such Series.

1.2    Interpretation. The headings preceding the text of Sections included in this Statement are for convenience only and shall not be deemed part of this Statement or be given any effect in interpreting this Statement. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Statement. The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. Reference to any Person includes such Person’s successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually. Reference to any agreement (including this Statement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Except as otherwise expressly set forth herein, reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. Underscored references to Sections shall refer to those portions of this Statement. The use of the terms “hereunder,” “hereof,” “hereto” and words of similar import shall refer to this Statement as a whole and not to any particular Article, Section or clause of this Statement.

2.    Terms Applicable To All Series Of Variable Rate Munifund Term Preferred Shares

Except for such changes and amendments hereto with respect to a Series of VMTP Shares that are specifically contemplated by the Appendix relating to such Series, each Series of VMTP Shares shall have the following terms:

2.1    Number of Shares; Ranking.

(a)    The total number of VMTP Shares authorized for issuance under this Statement is [NUMBER].

(b)    The number of authorized shares constituting any Series of VMTP Shares shall be as set forth with respect to such Series in the Appendix hereto relating to such Series. No fractional VMTP Shares shall be issued.

(c)    The VMTP Shares of each Series shall rank on a parity with VMTP Shares of each other Series and with shares of any other series of Preferred Stock as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The VMTP Shares of each Series shall have preference with respect to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund over the Common Stock as set forth herein.

(d)    No Holder of VMTP Shares shall have, solely by reason of being such a Holder, any preemptive or other right to acquire, purchase or subscribe for any VMTP Shares or Common Stock or other securities of the Fund which it may hereafter issue or sell.

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2.2    Dividends and Distributions.

(a)    The Holders of VMTP Shares of any Series shall be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Directors, out of funds legally available therefor and in preference to dividends and other distributions on Common Stock, cumulative cash dividends and other distributions on each share of such Series at the Dividend Rate for such Series, calculated as set forth herein, and no more. Dividends and other distributions on the VMTP Shares of any Series shall accumulate from the Date of Original Issue with respect to such Series. The amount of dividends per share payable on VMTP Shares of a Series on any Dividend Payment Date shall equal the sum of the dividends accumulated but not yet paid for each Rate Period (or part thereof) in the related Dividend Period. The amount of dividends per share of a Series accumulated for each such Rate Period (or part thereof) shall be computed by (i) multiplying the Dividend Rate in effect for VMTP Shares of such Series for such Rate Period (or part thereof) by a fraction, the numerator of which shall be the actual number of days in such Rate Period (or part thereof) and the denominator of which shall be the actual number of days in the year in which such Rate Period (or such part thereof) occurs (365 or 366) and (ii) multiplying the product determined pursuant to clause (i) by the Liquidation Preference for a share of such Series.

(b)    Dividends on VMTP Shares of each Series with respect to any Dividend Period shall be declared to the Holders of record of such shares as their names shall appear on the registration books of the Fund at the close of business on each day in such Dividend Period and shall be paid as provided in Section 2.2(f) hereof

(c)    (i)    No full dividends and other distributions shall be declared or paid on shares of a Series of VMTP Shares for any Dividend Period or part thereof unless full cumulative dividends and other distributions due through the most recent dividend payment dates therefor for all outstanding shares of Preferred Stock (including shares of other Series of VMTP Shares) ranking on a parity with such Series of VMTP Shares have been or contemporaneously are declared and paid through the most recent dividend payment dates therefor. If full cumulative dividends and other distributions due have not been declared and paid on all such outstanding shares of Preferred Stock of any series, any dividends and other distributions being declared and paid on VMTP Shares of a Series will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and other distributions accumulated but unpaid on the shares of each such series of Preferred Stock on the relevant dividend payment date for such series. Subject to Section 2.10, no Holders of VMTP Shares shall be entitled to any dividends and other distributions, whether payable in cash, property or shares, in excess of full cumulative dividends and other distributions as provided in this Section 2.2(c)(i) on such VMTP Shares.

(ii)    For so long as any VMTP Shares are Outstanding, the Fund shall not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in Common Stock) in respect of the Common Stock, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any Common Stock, or (z) pay any proceeds of the liquidation of the Fund in respect of the Common Stock, unless, in each case, (A) immediately thereafter, the Fund shall have 1940 Act Asset Coverage after deducting the amount of such dividend or distribution or redemption or purchase price or liquidation proceeds, (B) all cumulative dividends and other distributions on all VMTP Shares and all other series of Preferred Stock ranking on a

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parity with the VMTP Shares due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or shall have been declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Stock) for the payment thereof shall have been deposited irrevocably with the paying agent for such Preferred Stock) and (C) the Fund shall have deposited Deposit Securities pursuant to and in accordance with the requirements of Section 2.5(d)(ii) hereof with respect to Outstanding VMTP Shares of any Series to be redeemed pursuant to Section 2.5(a) or Section 2.5(b) hereof for which a Notice of Redemption shall have been given or shall have been required to be given in accordance with the terms hereof on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

(iii)    Any dividend payment made on VMTP Shares of a Series shall first be credited against the dividends and other distributions accumulated with respect to the earliest Dividend Period for such Series for which dividends and other distributions have not been paid.

(d)    Not later than 12:00 noon, New York City time, on the Dividend Payment Date for a Series of VMTP Shares, the Fund shall deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on such date sufficient to pay the dividends and other distributions that are payable on such Dividend Payment Date in respect of such Series. The Fund may direct the Redemption and Paying Agent with respect to the investment or reinvestment of any such Deposit Securities so deposited prior to the Dividend Payment Date, provided that such investment consists exclusively of Deposit Securities and provided further that the proceeds of any such investment will be available as same day funds at the opening of business on such Dividend Payment Date.

(e)    All Deposit Securities paid to the Redemption and Paying Agent for the payment of dividends payable on a Series of VMTP Shares shall be held in trust for the payment of such dividends by the Redemption and Paying Agent for the benefit of the Holders of such Series entitled to the payment of such dividends pursuant to Section 2.2(f). Any moneys paid to the Redemption and Paying Agent in accordance with the foregoing but not applied by the Redemption and Paying Agent to the payment of dividends, including interest earned on such moneys while so held, will, to the extent permitted by law, be repaid to the Fund as soon as possible after the date on which such moneys were to have been so applied, upon request of the Fund.

(f)    Dividends on VMTP Shares of a Series shall be paid on each Dividend Payment Date for such Series to the Holders of shares of such Series as their names appear on the registration books of the Fund at the close of business on the day immediately preceding such Dividend Payment Date (or if such day is not a Business Day, the next preceding Business Day). Dividends in arrears on VMTP Shares of a Series for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of shares of such Series as their names appear on the registration books of the Fund on such date, not exceeding fifteen (15) calendar days preceding the payment date thereof, as may be fixed by the Board of Directors. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on VMTP Shares of any Series which may be in arrears.

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(g)    (i)    The Dividend Rate on a Series of VMTP Shares shall be adjusted to the Increased Rate for each Increased Rate Period (as hereinafter defined). Subject to the cure provisions of Section 2.2(g)(iii), a Rate Period with respect to a Series of VMTP Shares shall be deemed to be an “Increased Rate Period” if on the first day of such Rate Period, (A) the Fund has failed to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Dividend Payment Date for such Series, Deposit Securities (as a result of complying with Section 2.2(c) or otherwise) that will provide funds available to the Redemption and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend on such Series payable on such Dividend Payment Date (a “Dividend Default”) and such Dividend Default has not ended as contemplated by Section 2.2(g)(ii) on or prior to such first day; (B) the Fund has failed to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on an applicable Redemption Date for such Series, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Redemption Date sufficient to pay the full amount of the Redemption Price payable in respect of such Series on such Redemption Date (a “Redemption Default”) and such Redemption Default has not ended as contemplated by Section 2.2(g)(ii) on or prior to such first day; (C) any Rating Agency has withdrawn the credit rating required to be maintained with respect to such Series pursuant to Section 2.7 other than due to the Rating Agency ceasing to rate tax-exempt closed-end management investment companies generally and such withdrawal is continuing; (D) a Ratings Event (as defined below) has occurred and is continuing with respect to such Series; or (E) (i) a court or other applicable governmental authority has made a final determination that for federal tax purposes the VMTP Shares do not qualify as equity in the Fund and (ii) such determination results from an act or failure to act on the part of the Fund (a “Tax Event”). A “Ratings Event” shall be deemed to exist with respect to any Series of VMTP Shares at any time such VMTP Shares have a long-term credit rating from at least one-half of the Rating Agencies designated at such time that is Below Investment Grade. For the avoidance of doubt, no determination by any court or other applicable governmental authority that requires the Fund to make an Additional Amount Payment in respect of a Taxable Allocation shall be deemed to be a Tax Event hereunder.

(ii)    Subject to the cure provisions of Section 2.2(g)(iii), a Dividend Default or a Redemption Default on a Series of VMTP Shares shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends on such Series and any unpaid Redemption Price on such Series shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent.

(iii)    No Increased Rate Period for a Series of VMTP Shares with respect to any Dividend Default or Redemption Default on such Series shall be deemed to have commenced if the amount of any dividend or any Redemption Price due in respect of such Series (if such Default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds, with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three (3) Business Days after the applicable Dividend Payment Date or Redemption Date for such Series with respect to which such Default occurred, together with an amount equal to the Increased Rate on such Series applied to the amount and period of such non-payment on such Series, determined as provided in Section 2.2(a).

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2.3    Liquidation Rights.

(a)    In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of VMTP Shares shall be entitled to receive out of the assets of the Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the Common Stock, a liquidation distribution equal to the Liquidation Preference for such shares, plus an amount equal to all unpaid dividends and other distributions on such shares accumulated to (but excluding) the date fixed for such distribution or payment on such shares (whether or not earned or declared by the Fund, but excluding interest thereon), and such Holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

(b)    lf, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the Holders of all Outstanding VMTP Shares and any other outstanding shares of Preferred Stock ranking on a parity with the VMTP Shares shall be insufficient to permit the payment in full to such Holders of the Liquidation Preference of such VMTP Shares plus accumulated and unpaid dividends and other distributions on such shares as provided in Section 2.3(a) above and the amounts due upon liquidation with respect to shares of such other Preferred Stock, then such available assets shall be distributed among the Holders of such VMTP Shares and shares of such other Preferred Stock ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, unless and until the Liquidation Preference on each Outstanding VMTP Share plus accumulated and unpaid dividends and other distributions on such shares as provided in Section 2.3(a) above have been paid in full to the Holders of such shares, no dividends, distributions or other payments will be made on, and no redemption, purchase or other acquisition by the Fund will be made by the Fund in respect of, the Common Stock.

(c)    Neither the sale of all or substantially all of the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any other business or statutory trust, corporation or other entity, nor the merger, consolidation or reorganization of any other business or statutory trust, corporation or other entity into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purpose of this Section 2.3.

2.4    Coverage & Leverage Tests.

(a)    Asset Coverage Requirement. For so long as any VMTP Shares of any Series are Outstanding, the Fund shall have Asset Coverage of at least 225% as of the close of business on each Business Day. If the Fund shall fail to maintain such Asset Coverage as of any time as of which such compliance is required to be determined as aforesaid, the provisions of Section 2.5(b)(i) shall be applicable, which provisions to the extent complied with shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 2.4(a).

(b)    Calculation of Asset Coverage. For purposes of determining whether the requirements of Section 2.4(a) are satisfied, (i) no VMTP Shares of any Series or other shares

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of Preferred Stock shall be deemed to be Outstanding for purposes of any computation required by Section 2.4(a) if, prior to or concurrently with such determination, sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Series or other Preferred Stock) to pay the full redemption price for such Series or other Preferred Stock (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for such Series or other Preferred Stock and the requisite notice of redemption for such Series or other Preferred Stock (or the portion thereof to be redeemed) shall have been given, and (ii) the Deposit Securities or other sufficient funds that shall have been deposited with the applicable paying agent shall not be included as assets of the Fund for purposes of such computation.

(c)    Effective Leverage Ratio Requirement. For so long as VMTP Shares of any Series are Outstanding, the Effective Leverage Ratio shall not exceed 45% (or 46% solely by reason of fluctuations in the market value of the Fund’s portfolio securities) as of the close of business on any Business Day. If the Effective Leverage Ratio shall exceed the applicable percentage provided in the preceding sentence as of any time as of which such compliance is required to be determined as aforesaid, the provisions of Section 2.5(b)(ii) shall be applicable, which provisions to the extent complied with shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 2.4(c).

(d)    Calculation of Effective Leverage Ratio. For purposes of determining whether the requirements of Section 2.4(c) are satisfied, the “Effective Leverage Ratio” on any date shall mean the quotient of:

(i)    The sum of (A) the aggregate liquidation preference of the Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock for purposes of the 1940 Act, excluding, without duplication, (1) any such senior securities for which the Fund has issued a notice of redemption and either has delivered Deposit Securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption and (2) any such senior securities that are to be redeemed with net proceeds from the sale of the VMTP Shares, for which the Fund has delivered Deposit Securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption; (B) the aggregate principal amount of the Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act); and (C) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund; divided by

(ii)    The sum of (A) the Market Value of the Fund’s total assets (including amounts attributable to senior securities but excluding any assets consisting of Deposit Securities or funds referred to in clauses (A)(1) and A(2) of Section 2.4(d)(i) above), less the amount of the Fund’s accrued liabilities (other than liabilities for the aggregate principal amount of senior securities representing indebtedness, including floating rate securities), and (B), the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund.

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2.5    Redemption. Each Series of VMTP Shares shall be subject to redemption by the Fund as provided below:

(a)    Term Redemption. The Fund shall redeem all VMTP Shares of a Series on the Term Redemption Date for such Series, at a price per share equal to the Liquidation Preference per share of such Series plus an amount equal to all unpaid dividends and other distributions on such share of such Series accumulated from and including the Date of Original Issue to (but excluding) the Term Redemption Date for such Series (whether or not earned or declared by the Fund, but excluding interest thereon) (the “Term Redemption Price”).

(b)    Asset Coverage and Effective Leverage Ratio Mandatory Redemption.

(i)    Asset Coverage Mandatory Redemption. (A) If the Fund fails to comply with the Asset Coverage requirement as provided in Section 2.4(a) as of any time as of which such compliance is required to be determined in accordance with Section 2.4(a) and such failure is not cured as of the Asset Coverage Cure Date other than as a result of the redemption required by this Section 2.5(b)(i), the Fund shall, to the extent permitted by the 1940 Act and Minnesota law, by the close of business on the Business Day next following such Asset Coverage Cure Date, cause a notice of redemption to be issued, and cause to be deposited Deposit Securities or other sufficient funds in trust with the Redemption and Paying Agent or other applicable paying agent, in each case in accordance with the terms of the Preferred Stock to be redeemed, for the redemption of a sufficient number of shares of Preferred Stock, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Minnesota law) may include any number or proportion of VMTP Shares of any Series, to enable it to meet the requirements of Section 2.5(b)(i)(B). In the event that any VMTP Shares of a Series then Outstanding are to be redeemed pursuant to this Section 2.5(b)(i), the Fund shall redeem such shares at a price per share equal to the Liquidation Preference per share of such Series plus an amount equal to all unpaid dividends and other distributions on such share of such Series accumulated from and including the Date of Original Issue to (but excluding) the date fixed for such redemption by the Board of Directors (whether or not earned or declared by the Fund, but excluding interest thereon) (the “Mandatory Redemption Price”).

(B)    On the Redemption Date for a redemption contemplated by Section 2.5(b)(1)(A), the Fund shall redeem at the Mandatory Redemption Price, out of funds legally available therefor, such number of shares of Preferred Stock (which may include at the sole option of the Fund any number or proportion of VMTP Shares of any Series) as shall be equal to the lesser of (x) the minimum number of shares of Preferred Stock, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Fund having Asset Coverage on such Asset Coverage Cure Date of at least 225% (provided, however, that if there is no such minimum number of VMTP Shares and other shares of Preferred Stock the redemption or retirement of which would have such result, all VMTP Shares and other shares of Preferred Stock then outstanding shall be redeemed), and (y) the maximum number of shares of Preferred Stock that can be redeemed out of funds expected to be legally available therefor in accordance with the Articles and

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applicable law. Notwithstanding the foregoing, in the event that shares of Preferred Stock are redeemed pursuant to this Section 2.5(b)(i), the Fund may at its sole option, but is not required to, redeem a sufficient number of VMTP Shares of any Series pursuant to this Section 2.5(b)(i) that, when aggregated with other shares of Preferred Stock redeemed by the Fund, would result, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, in the Fund having Asset Coverage on such Asset Coverage Cure Date of up to and including 250%. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be later than thirty (30) calendar days after such Asset Coverage Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of VMTP Shares and other shares of Preferred Stock which have been designated to be redeemed or the Fund otherwise is unable to effect such redemption on or prior to thirty (30) calendar days after such Asset Coverage Cure Date, the Fund shall redeem those VMTP Shares and other shares of Preferred Stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding VMTP Shares of a Series are to be redeemed pursuant to this Section 2.5(b)(i), the number of VMTP Shares of such Series to be redeemed shall be redeemed (A) pro rata among the Outstanding shares of such Series, (B) by lot or (C) in such other manner as the Board of Directors may determine to be fair and equitable.

(ii)    Effective Leverage Ratio Mandatory Redemption. (A) If (x) the Fund fails to comply with the Effective Leverage Ratio requirement as provided in Section 2.4(c) as of any time as of which such compliance is required to be determined in accordance with Section 2.4(c) or (y) with respect to the initial Series of VMTP Shares issued pursuant to this Statement, the Fund fails to comply with the Effective Leverage Ratio requirement determined as set forth in Section 6.13 of the Purchase Agreement applicable to such Series if such requirement shall still be in effect in accordance with the terms of such Purchase Agreement, or (z) with respect to any other Series of VMTP Shares issued pursuant to the Statement, the Appendix or Purchase Agreement for which includes additional requirements relating to the determination of the Effective Leverage Ratio, the Fund fails to comply with the Effective Leverage Ratio requirement determined pursuant to such Appendix or Purchase Agreement, and, in any such case, such failure is not cured as of the close of business on the date that is seven Business Days following the Business Day on which such non-compliance is first determined (the “Effective Leverage Ratio Cure Date”) other than as a result of the redemption required by this Section 2.5(b)(ii), the Fund shall not later than the close of business on the Business Day next following the Effective Leverage Ratio Cure Date cause the Effective Leverage Ratio (determined in accordance with the requirements applicable to the determination of the Effective Leverage Ratio under this Statement, and under the Appendix and Purchase Agreement for any applicable Series of VMTP Shares in respect of which the Effective Leverage Ratio is being determined) to not exceed the Effective Leverage Ratio required under Section 2.4(c) (without giving effect to the parenthetical provision in the first sentence of Section 2.4(c)) as so determined, by (x) engaging in transactions, involving or relating to the floating rate securities not owned by the Fund and/or the inverse floating rate securities owned by the Fund, including the purchase, sale or retirement thereof, (y) to

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the extent permitted by the 1940 Act and Minnesota law, cause a notice of redemption to be issued, and cause to be deposited Deposit Securities or other sufficient funds in trust with the Redemption and Paying Agent or other applicable paying agent, in each case in accordance with the terms of the Preferred Stock to be redeemed, for the redemption of a sufficient number of shares of Preferred Stock, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Minnesota law) may include any number or proportion of VMTP Shares of any Series, or (z) engaging in any combination of the actions contemplated by clauses (x) and (y) of this Section 2.5(b)(ii)(A). In the event that any VMTP Shares of a Series are to be redeemed pursuant to clause (y) of this Section 2.5(b)(ii)(A), the Fund shall redeem such VMTP Shares at a price per VMTP Share equal to the Mandatory Redemption Price.

(B)    On the Redemption Date for a redemption contemplated by clause (y) of Section 2.5(b)(ii)(A), the Fund shall not redeem more than the maximum number of shares of Preferred Stock that can be redeemed out of funds expected to be legally available therefor in accordance with the Articles and applicable law. If the Fund is unable to redeem the required number of VMTP Shares and other shares of Preferred Stock which have been designated to be redeemed in accordance with clause (y) of Section 2.5(b)(ii)(A) due to the unavailability of legally available funds, the Fund shall redeem those VMTP Shares and other shares of Preferred Stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding VMTP Shares of a Series are to be redeemed pursuant to clause (y) of Section 2.5(b)(ii)(A), the number of VMTP Shares of such Series to be redeemed shall be redeemed (A) pro rata among the Outstanding shares of such Series, (B) by lot or (C) in such other manner as the Board of Directors may determine to be fair and equitable.

(c)    Optional Redemption.

(i)    Subject to the provisions of Section 2.5(c)(ii), the Fund may at its option on any Business Day (an “Optional Redemption Date”) redeem in whole or from time to time in part the Outstanding VMTP Shares of any Series, at a redemption price per VMTP Share (the “Optional Redemption Price”) equal to (x) the Liquidation Preference per VMTP Share of such Series Plus (y) an amount equal to all unpaid dividends and other distributions on such VMTP Share of such Series accumulated from and including the Date of Original Issue to (but excluding) the Optional Redemption Date (whether or not earned or declared by the Fund, but excluding interest thereon plus (z) the Optional Redemption Premium per share (if any) that is applicable to an optional redemption of VMTP Shares of such Series that is effected on such Optional Redemption Date as set forth in the Appendix relating to such Series.

(ii)    If fewer than all of the outstanding VMTP Shares of a Series are to be redeemed pursuant to Section 2.5(c)(i), the shares of such Series to be redeemed shall be selected either (A) pro rata among the Holders of such Series, (B) by lot or (C) in such other manner as the Board of Directors may determine to be fair and equitable. Subject to the provisions of this Statement and applicable law, the Board of Directors will have the full power and authority to prescribe the terms and conditions upon which VMTP Shares will be redeemed pursuant to this Section 2.5(c) from time to time.

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(iii)    The Fund may not on any date deliver a Notice of Redemption pursuant to Section 2.5(d) in respect of a redemption contemplated to be effected pursuant to this Section 2.5(c) unless on such date the Fund has available Deposit Securities for the Optional Redemption Date contemplated by such Notice of Redemption having a Market Value not less than the amount (including any applicable premium) due to Holders of VMTP Shares by reason of the redemption of such VMTP Shares on such Optional Redemption Date.

(d)    Procedures for Redemption.

(i)    If the Fund shall determine or be required to redeem, in whole or in part, VMTP Shares of a Series pursuant to Section 2.5(a), (b) or (c), the Fund shall deliver a notice of redemption (the “Notice of Redemption”), by overnight delivery, by first class mail, postage prepaid or by Electronic Means to Holders thereof, or request the Redemption and Paying Agent, on behalf of the Fund, to promptly do so by overnight delivery, by first class mail, postage prepaid or by Electronic Means. A Notice of Redemption shall be provided not more than forty-five (45) calendar days and not less than twenty-five (25) calendar days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (A) the Redemption Date; (B) the Series and number of VMTP Shares to be redeemed; (C) the CUSIP number for VMTP Shares of such Series; (D) the applicable Redemption Price on a per share basis; (E) if applicable, the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Directors requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (F) that dividends on the VMTP Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (G) the provisions of this Statement under which such redemption is made. If fewer than all VMTP Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of VMTP Shares to be redeemed from such Holder and/or the method of determining such number. The Fund may provide in any Notice of Redemption relating to an optional redemption contemplated to be effected pursuant to this Statement that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

(ii)    If the Fund shall give a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by the Fund), the Fund shall (A) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on the date thereof no less than the Redemption Price of the VMTP Shares to be redeemed on the Redemption Date and (B) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable Redemption Price to the Holders of the VMTP Shares called for redemption on the Redemption Date. The Fund may direct the Redemption and Paying Agent with respect to the investment of any Deposit Securities consisting of cash so deposited prior to the Redemption Date,

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provided that the proceeds of any such investment shall be available at the opening of business on the Redemption Date as same day funds. Notwithstanding the provisions of clause (A) of the preceding sentence, if the Redemption Date is the Term Redemption Date, then such deposit of Deposit Securities (which may come in whole or in part from the Term Redemption Liquidity Account) shall be made no later than fifteen (15) calendar days prior to the Term Redemption Date.

(iii)    Upon the date of the deposit of such Deposit Securities, all rights of the Holders of the VMTP Shares so called for redemption shall cease and terminate except the right of the Holders thereof to receive the Redemption Price thereof and such VMTP Shares shall no longer be deemed Outstanding for any purpose whatsoever (other than (A) the transfer thereof prior to the applicable Redemption Date and (B) the accumulation of dividends thereon in accordance with the terms hereof up to (but excluding) the applicable Redemption Date, which accumulated dividends, unless previously declared and paid as contemplated by the last sentence of Section 2.5(d)(vi) below, shall be payable only as part of the applicable Redemption Price on the Redemption Date). The Fund shall be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of the VMTP Shares called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of three hundred and sixty five (365) calendar days from the Redemption Date shall, to the extent permitted by law, be repaid to the Fund, after which the Holders of the VMTP Shares so called for redemption shall look only to the Fund for payment of the Redemption Price thereof. The Fund shall be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

(iv)    On or after the Redemption Date, each Holder of VMTP Shares in certificated form (if any) that are subject to redemption shall surrender the certificate(s) evidencing such VMTP Shares to the Fund at the place designated in the Notice of Redemption and shall then be entitled to receive the Redemption Price for such VMTP Shares, without interest, and in the case of a redemption of fewer than all the VMTP Shares represented by such certificate(s), a new certificate representing the VMTP Shares that were not redeemed.

(v)    Notwithstanding the other provisions of this Section 2.5, except as otherwise required by law, the Fund shall not redeem any VMTP Shares or other series of Preferred Shares ranking on a parity with the VMTP Shares with respect to dividends and other distributions unless all accumulated and unpaid dividends and other distributions on all Outstanding VMTP Shares and shares of such other series of Preferred Stock for all applicable past dividend periods (whether or not earned or declared by the Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such VMTP Shares or other Preferred Stock) for the payment of such dividends and other distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent for such VMTP Shares or other Preferred Stock in accordance with the terms of such VMTP Shares or other Preferred Stock, provided, however, that the foregoing shall not prevent the purchase or acquisition of Outstanding VMTP Shares pursuant to an otherwise lawful purchase or exchange offer made on the same

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terms to Holders of all Outstanding VMTP Shares and any such other series of Preferred Stock for which all accumulated and unpaid dividends and other distributions have not been paid.

(vi)    To the extent that any redemption for which Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Articles and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. In the case of any redemption pursuant to Section 2.5(c), no Redemption Default shall be deemed to have occurred if the Fund shall fail to deposit in trust with the Redemption and Paying Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any VMTP Shares, dividends may be declared and paid on such VMTP Shares in accordance with their terms if Deposit Securities for the payment of the Redemption Price of such VMTP Shares shall not have been deposited in trust with the Redemption and Paying Agent for that purpose.

(e)    Redemption and Paying Agent as Trustee of Redemption Payments by Fund. All Deposit Securities transferred to the Redemption and Paying Agent for payment of the Redemption Price of VMTP Shares called for redemption shall be held in trust by the Redemption and Paying Agent for the benefit of Holders of VMTP Shares so to be redeemed until paid to such Holders in accordance with the terms hereof or returned to the Fund in accordance with the provisions of Section 2.5(d)(iii) above.

(f)    Compliance With Applicable Law. In effecting any redemption pursuant to this Section 2.5, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Minnesota law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Minnesota law.

(g)    Modification of Redemption Procedures. Notwithstanding the foregoing provisions of this Section 2.5, the Fund may, in its sole discretion and without a shareholder vote, modify the procedures set forth above with respect to notification of redemption for the VMTP Shares, provided that such modification does not materially and adversely affect the Holders of the VMTP Shares or cause the Fund to violate any applicable law, rule or regulation; and provided further that no such modification shall in any way alter the rights or obligations of the Redemption and Paying Agent without its prior consent.

2.6     Voting Rights.

(a)    One Vote Per VMTP Share. Except as otherwise provided in the Articles or as otherwise required by law, (i) each Holder of VMTP Shares shall be entitled to one vote for each VMTP Share held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding shares of Preferred Stock, including Outstanding VMTP Shares, and Common Stock shall vote together as a single class; provided, however, that the holders of outstanding shares of Preferred Stock, including Outstanding VMTP Shares, shall be entitled, as a class, to the exclusion of the Holders of all other securities and

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Common Stock of the Fund, to elect two directors of the Fund at all times. Subject to Section 2.6(b), the Holders of outstanding shares of Common Stock and Preferred Stock, including VMTP Shares, voting together as a single class, shall elect the balance of the directors.

(b)    Voting For Additional Directors.

(i)    Voting Period. During any period in which any one or more of the conditions described in clauses (A) or (B) of this Section 2.6(b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of directors constituting the Board of Directors shall be automatically increased by the smallest number that, when added to the two directors elected exclusively by the Holders of shares of Preferred Stock, including VMTP Shares, would constitute a majority of the Board of Directors as so increased by such smallest number; and the Holders of shares of Preferred Stock, including VMTP Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the Holders of all other securities and classes of capital stock of the Fund), to elect such smallest number of additional directors, together with the two directors that such Holders are in any event entitled to elect. A Voting Period shall commence:

(A)    if, at the close of business on any dividend payment date for any outstanding share of Preferred Stock including any Outstanding VMTP Share, accumulated dividends (whether or not earned or declared) on such outstanding share of Preferred Stock equal to at least two (2) full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or

(B)    if at any time Holders of shares of Preferred Stock are otherwise entitled under the 1940 Act to elect a majority of the Board of Directors.

Upon the termination of a Voting Period, the voting rights described in this Section 2.6(b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders of shares of Preferred Stock upon the further occurrence of any of the events described in this Section 2.6(b)(i).

(ii)    Notice of Special Meeting. As soon as practicable after the accrual of any right of the Holders of shares of Preferred Stock to elect additional directors as described in Section 2.6(b)(i), the Fund shall call a special meeting of such Holders and notify the Redemption and Paying Agent and/or such other Person as is specified in the terms of such Preferred Stock to receive notice (i) by mailing or delivery by Electronic Means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Stock, a notice of such special meeting to such Holders, such meeting to be held not less than ten (10) nor more than thirty (30) calendar days after the date of the delivery by Electronic Means or mailing of such notice or the delivery of such notice by such other means as are described in clause (ii) above. If the Fund fails to call such a special meeting, it may be called at the expense of the Fund by any such Holder on like notice. The record date for determining the Holders of shares of Preferred Stock entitled to notice of and to vote at such special meeting shall be the close of business on the fifth (5th) Business Day preceding the calendar day on which such notice is mailed or otherwise delivered. At any such special meeting and at

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each meeting of Holders of shares of Preferred Stock held during a Voting Period at which directors are to be elected, such Holders, voting together as a class (to the exclusion of the Holders of all other securities and classes of capital stock of the Fund), shall be entitled to elect the number of directors prescribed in Section 2.6(b)(i) on a one-vote-per-share basis.

(iii)    Terms of Office of Existing Directors. The terms of office of the incumbent directors of the Fund at the time of a special meeting of Holders of shares of Preferred Stock to elect additional directors in accordance with Section 2.6(b)(i) shall not be affected by the election at such meeting by the Holders of VMTP Shares and such other Holders of shares of Preferred Stock of the number of directors that they are entitled to elect, and the directors so elected by the Holders of VMTP Shares and such other Holders of shares of Preferred Stock, together with the two (2) directors elected by the Holders of shares of Preferred Stock in accordance with Section 2.6(a) hereof and the remaining directors elected by the holders of the shares of Common Stock and Preferred Stock, shall constitute the duly elected directors of the Fund.

(iv)    Terms of Office of Certain Directors to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional directors elected by the Holders of the shares of Preferred Stock pursuant to Section 2.6(b)(i) shall terminate, the remaining directors shall constitute the directors of the Fund and the voting rights of the Holders of shares of Preferred Stock to elect additional directors pursuant to Section 2.6(b)(i) shall cease, subject to the provisions of the last sentence of Section 2.6(b)(i).

(c)    Holders of VMTP Shares to Vote on Certain Matters.

(i)    Certain Amendments Requiring Approval of VMTP Shares. Except as otherwise permitted by Sections 2.5(g) or 2.17, so long as any VMTP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the VMTP Shares of all Series Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Articles, including this Statement, whether by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of such VMTP Shares or the Holders thereof; provided, however, that (i) a change in the capitalization of the Fund in accordance with Section 2.8 hereof shall not be considered to adversely affect the rights and preferences of the VMTP Shares, and (ii) a division of a VMTP Share shall be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of the VMTP Shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a VMTP Share of any Series or the Holder thereof unless such matter (i) alters or abolishes any preferential right of such VMTP Share, or (ii) creates, alters or abolishes any right in respect of redemption of such VMTP Share (other than solely as a result of a division of a VMTP Share). So long as any VMTP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of at least 66 2/3% of the Holders of the VMTP Shares Outstanding at the time, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

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(ii)    1940 Act Matters. Unless a higher percentage is provided for in the Articles, the affirmative vote of the Holders of at least “a majority of the outstanding shares of Preferred Stock,” including VMTP Shares Outstanding at the time, voting as a separate class, shall be required (A) to approve any conversion of the Fund from a closed-end to an open-end investment company, (B) to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares, or (C) to approve any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, the vote of a “majority of the outstanding shares of Preferred Stock” means the vote at an annual or special meeting duly called of (i) sixty-seven percent (67%) or more of such shares present at a meeting, if the Holders of more than fifty percent (50%) of such shares are present or represented by proxy at such meeting, or (ii) more than fifty percent (50%) of such shares, whichever is less.

(iii)    Certain Amendments Requiring Approval of Specific Series of VMTP Shares. Except as otherwise permitted by Sections 2.5(g) or 2.17, so long as any VMTP Shares of a Series are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the VMTP Shares of such Series, Outstanding at the time, voting as a separate class, amend, alter or repeal the provisions of the Appendix relating to such Series, whether by merger, consolidation or otherwise, so as to adversely affect any preference, right or power set forth in such Appendix of the VMTP Shares of such Series or the Holders thereof; provided, however, that (i) a change in the capitalization of the Fund in accordance with Section 2.8 hereof shall not be considered to adversely affect the rights and preferences of the VMTP Shares of such Series, and (ii) a division of a VMTP Share shall be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of the VMTP Shares of such Series; and provided, further, that no amendment, alteration or repeal of (1) the obligation of the Fund to (x) pay the Term Redemption Price on the Term Redemption Date for a Series, (y) accumulate dividends at the Dividend Rate (as set forth in this Statement and the applicable Appendix hereto) for a Series, or (z) pay the Optional Redemption Premium (if any) provided for in the Appendix for such Series, or (2) the provisions of the Appendix for such Series setting forth the Liquidation Preference for the VMTP Shares of such Series, shall be effected without, in each case, the prior unanimous vote or consent of the Holders of such Series of VMTP Shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a VMTP Share of a Series or the Holder thereof unless such matter (i) alters or abolishes any preferential right of such VMTP Share, or (ii) creates, alters or abolishes any right in respect of redemption of such VMTP Share.

(d)    Voting Rights Set Forth Herein Are Sole Voting Rights. Unless otherwise required by law or the Articles, the Holders of VMTP Shares shall not have any relative rights or preferences or other special rights with respect to voting such VMTP Shares other than those specifically set forth in this Section 2.6; provided, however, that nothing in this Statement shall be deemed to preclude or limit the right of the Fund (to the extent permitted by applicable law) to contractually agree with any Holder or Designated Owner of VMTP Shares of any Series that any action or inaction by the Fund shall require the consent or approval of such Holder or Designated Owner.

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(e)    No Cumulative Voting. The Holders of VMTP Shares shall have no rights to cumulative voting.

(f)    Voting for Directors Sole Remedy for Fund’s Failure to Declare or Pay Dividends. In the event that the Fund fails to declare or pay any dividends on any Series of VMTP Shares on the Dividend Payment Date therefor, the exclusive remedy of the Holders of the VMTP Shares shall be the right to vote for directors pursuant to the provisions of this Section 2.6. Nothing in this Section 2.6(f) shall be deemed to affect the obligation of the Fund to accumulate and, if permitted by applicable law, the Articles and this Statement, pay dividends at the Increased Rate in the circumstances contemplated by Section 2.2(g) hereof.

(g)    Holders Entitled to Vote. For purposes of determining any rights of the Holders of VMTP Shares to vote on any matter, whether such right is created by this Statement, by the other provisions of the Articles, by statute or otherwise, no Holder of VMTP Shares shall be entitled to vote any VMTP Share and no VMTP Share shall be deemed to be “Outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such VMTP Share shall have been given in accordance with this Statement and Deposit Securities for the payment of the Redemption Price of such VMTP Share shall have been deposited in trust with the Redemption and Paying Agent for that purpose. No VMTP Share held (legally or beneficially) or controlled by the Fund shall have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

2.7    Rating Agencies. The Fund shall use commercially reasonable efforts to cause the Rating Agencies to issue long-term credit ratings with respect to each Series of VMTP Shares for so long as such Series is Outstanding. The Fund shall use commercially reasonable efforts to comply with any applicable Rating Agency Guidelines. If a Rating Agency shall cease to rate the securities of tax-exempt closed-end management investment companies generally, the Board of Directors shall terminate the designation of such Rating Agency as a Rating Agency hereunder. The Board of Directors may elect to terminate the designation of any Rating Agency as a Rating Agency hereunder with respect to a Series of VMTP Shares so long as either (i) immediately following such termination, there would be at least two Rating Agencies with respect to such Series or (ii) it replaces the terminated Rating Agency with another NRSRO and provides notice thereof to the Holders of such Series; provided that such replacement shall not occur unless such replacement Other Rating Agency shall have at the time of such replacement (i) published a rating for the VMTP Shares of such Series and (ii) entered into an agreement with the Fund to continue to publish such rating subject to the Rating Agency’s customary conditions. The Board of Directors may also elect to designate one or more other NRSROs as Other Rating Agencies hereunder with respect to a Series of VMTP Shares by notice to the Holders of the VMTP Shares. The Rating Agency Guidelines of any Rating Agency may be amended by such Rating Agency without the vote, consent or approval of the Fund, the Board of Directors or any Holder of shares of Preferred Stock, including any VMTP Shares, or Common Stock.

2.8    Issuance of Additional Preferred Stock. So long as any VMTP Shares are Outstanding, the Fund may, without the vote or consent of the Holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of senior securities of the Fund representing stock under Section 18 of the 1940 Act, ranking on a parity with VMTP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or the winding up of

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the affairs of the Fund, in addition to then Outstanding Series of VMTP Shares, including additional Series of VMTP Shares, in each case in accordance with applicable law, provided that the Fund shall, immediately after giving effect to the issuance of such Preferred Stock and to its receipt and application of the proceeds thereof, including to the redemption of Preferred Stock with such proceeds, have Asset Coverage (calculated in the same manner as is contemplated by Section 2.4(b) hereof) of at least 225%.

2.9     Status of Redeemed or Repurchased VMTP Shares. VMTP Shares that at any time have been redeemed or purchased by the Fund shall, after such redemption or purchase, have the status of authorized but unissued Preferred Stock.

2.10    Distributions with respect to Taxable Allocations. Whenever a Taxable Allocation is to be paid by the Fund with respect to the VMTP Shares of a Series with respect to any Dividend Period and the Maximum Rate is not in effect during such Dividend Period, the Fund shall comply with one of clause (a), clause (b) or clause (c) of this Section 2.10:

(a)    The Fund may provide notice to the Redemption and Paying Agent prior to the commencement of any Dividend Period for a Series of VMTP Shares of the amount of the Taxable Allocation that will be made in respect of shares of such Series for such Dividend Period (a “Notice of Taxable Allocation”). Such Notice of Taxable Allocation will state the amount of the Taxable Allocation allocable to dividends payable in respect of each VMTP Share of the applicable Series for such Dividend Period, the extent to which such amount will be treated as a capital gain dividend (as defined in Section 852(b)(3)(C) of the Code) or an income dividend for federal income tax purposes for such period, and the adjustment to the Dividend Rate for each Rate Period (or portion thereof) included in such Dividend Period that will be required to pay the Additional Amount Payment, or Additional Michigan Amount Payment, as applicable, in respect of the Taxable Allocation allocated to such VMTP Share for such Dividend Period. In lieu of adjusting the Dividend Rate, the Fund may make, in addition to and in conjunction with the payment of regular dividends for such Dividend Period, a supplemental distribution in respect of each VMTP Share of such Series for such Dividend Period equal to the Additional Amount Payment or Additional Michigan Amount Payment, as applicable, payable in respect of the Taxable Allocation allocated to such VMTP Share for such Dividend Period. The Fund will use commercially reasonable efforts to effect the distribution of amounts equal to Taxable Allocations in respect of VMTP Shares of each Series as provided in this Section 2.10(a), and shall only effect the distribution of an amount equal to a Taxable Allocation pursuant to Section 2.10(b) and/or Section 2.10(c) if such commercially reasonable efforts do not reasonably permit the Fund to effect the distribution of that amount pursuant to this Section 2.10(a). No adjustment shall be made to the Dividend Rate by reason of a Taxable Allocation unless prior notice has been given in accordance with this Section 2.10(a).

(b)    If the Fund does not provide a Notice of Taxable Allocation as provided in Section 2.10(a) with respect to a Taxable Allocation that is made in respect of VMTP Shares of a Series, the Fund may make one or more supplemental distributions on shares of such Series equal to the amount of such Taxable Allocation. Any such supplemental distribution in respect of VMTP Shares of a Series may be declared and paid on any date, without reference to any regular Dividend Payment Date, to the Holders, or Michigan Holders, as applicable, of shares of such Series as their names appear on the registration books of the Fund on such date, not exceeding fifteen (15) calendar days preceding the payment date of such supplemental distribution, as may be fixed by the Board of Trustees. To the extent

27

practicable, as determined in good faith by the Fund, the Fund will give notice to the Redemption and Paying Agent of the intention to make such supplemental distribution prior to the date for (and, if practicable as determined in good faith by the Fund, prior to the record date for) such supplemental distribution.

(c)    If in connection with a redemption of VMTP Shares of a Series, the Fund makes a Taxable Allocation without having either given advance notice thereof pursuant to Section 2.10(a) or made one or more supplemental distributions pursuant to Section 2.10(b), the Fund shall direct the Redemption and Paying Agent to send an Additional Amount Payment or Additional Michigan Amount Payment, as applicable, in respect of such Taxable Allocation to each Holder and each Michigan Holder, as applicable, of VMTP Shares of such Series at such person’s address as the same appears or last appeared on the record books of the Fund.

(d)    Except as required by any Purchase Agreement applicable to a particular Series of VMTP Shares, for so long as the applicable provisions of such Purchase Agreement shall be in effect, the Fund shall not be required to pay Additional Amount Payments or Additional Michigan Amount Payments, as applicable, with respect to VMTP Shares of any Series with respect to any net capital gain or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Fund. The Fund will promptly give notice to the Redemption and Paying Agent of any such determination, with instructions to forward such notice to each Holder of affected VMTP Shares of such Series during the affected periods at such Holder’s address as the same appears or last appeared on the record books of the Fund.

(e)    With respect to each Holder and each Michigan Holder, the Fund shall only be required, pursuant to this Section 2.10, to pay either an Additional Payment Amount or an Additional Michigan Payment Amount, but not both.

(f)    No Additional Michigan Amount Payment as described in this Section 2.10 shall apply or be payable with respect to any VMTP Shares that are being registered and sold pursuant to an effective registration statement under the Securities Act or to any subsequent transfer of such registered VMTP Shares.

2.11    Term Redemption Liquidity Account and Liquidity Requirement.

(a)    On or prior to the Liquidity Account Initial Date with respect to any Series of VMTP Shares, the Fund shall cause the Custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund (the “Term Redemption Liquidity Account”) Liquidity Account Investments with a Market Value equal to at least One Hundred and Ten Percent (110%) of the Term Redemption Amount with respect to such Series. The “Term Redemption Amount” for any Series of VMTP Shares shall be equal to the Term Redemption Price to be paid on the Term Redemption Date for such Series, based on the number of shares of such Series then Outstanding, assuming for this purpose that the Dividend Rate for such Series in effect at the time of the creation of the Term Redemption Liquidity Account for such Series will be the Dividend Rate in effect for such Series until the Term Redemption Date for such Series. If, on any date after the Liquidity Account Initial Date, the aggregate Market Value of the Liquidity Account Investments included in the Term

28

Redemption Liquidity Account for a Series of VMTP Shares as of the close of business on any Business Day is less than one hundred and ten percent (110%) of the Term Redemption Amount with respect to such Series, then the Fund shall cause the Custodian and the Adviser to take all such necessary actions, including segregating additional assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for such Series is at least equal to one hundred and ten percent (110%) of the Term Redemption Amount with respect to such Series not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund segregated as Liquidity Account Investments with respect to a Series of VMTP Shares, the Adviser, on behalf of the Fund, shall be entitled to instruct the Custodian on any date to release any Liquidity Account Investments from such segregation and to substitute therefor other Liquidity Account Investments, so long as (i) the assets of the Fund segregated as Liquidity Account Investments at the close of business on such date have a Market Value equal to at least one hundred and ten percent (110%) of the Term Redemption Amount with respect to such Series and (ii) the assets of the Fund designated and segregated as Deposit Securities at the close of business on such date have a Market Value equal to at least the Liquidity Requirement (if any) determined in accordance with Section 2.11(b) below with respect to such Series for such date. The Fund shall cause the Custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Term Redemption Liquidity Account for any Series of VMTP Shares, other than liens, security interests or encumbrances arising by operation of law and any lien of the Custodian with respect to the payment of its fees or repayment for its advances.

(b)    The Market Value of the Deposit Securities held in the Term Redemption Liquidity Account for a Series of VMTP Shares, from and after the 15th day of the calendar month (or if such day is not a Business Day, the next succeeding Business Day) that is the number of months preceding the calendar month in which the Term Redemption Date for such Series occurs, in each case as specified in the table set forth below, shall not be less than the percentage of the Term Redemption Amount for such Series set forth below opposite such number of months (the “Liquidity Requirement”), but in all cases subject to the provisions of Section 2.11(c) below:

Number of Months Preceding Month of Term Redemption Date:	Value of Deposit Securities as Percentage of Term Redemption Amount
5	20%
4	40%
3	60%
2	80%
1	100%

(c)    If the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account for a Series of VMTP Shares as of the close of business on any Business Day is less than the Liquidity Requirement in respect of such Series for such Business Day, then the Fund shall cause the segregation of additional or substitute Deposit Securities in respect of the Term Redemption Liquidity Account for such Series, so that the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account for such Series is at least equal to the Liquidity Requirement for such Series not later than the close of business on the next succeeding Business Day.

29

(d)    The Deposit Securities included in the Term Redemption Liquidity Account for a Series of VMTP Shares may be applied by the Fund, in its discretion, towards payment of the Term Redemption Price for such Series as contemplated by Section 2.5(d). Upon the deposit by the Fund with the Redemption and Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the VMTP Shares of a Series on the Term Redemption Date for such Series in accordance with Section 2.5(d)(ii), the requirement of the Fund to maintain the Term Redemption Liquidity Account as contemplated by this Section 2.11 shall lapse and be of no further force and effect.

2.12    Global Certificate. Prior to the commencement of a Voting Period, (i) all VMTP Shares of any Series Outstanding from time to time shall be represented by one global certificate for such Series registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of such Series of VMTP Shares shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee or transferee. The foregoing restriction on registration of transfer shall be conspicuously noted on the face or back of the global certificates for such Series of VMTP Shares in such a manner as to comply with the requirements of Minnesota Statute Section 302A.429, Subd. 2, and Section 8-204 of the Uniform Commercial Code as in effect in the State of Minnesota, or any successor provisions.

2.13    Notice. All notices or communications hereunder, unless otherwise specified in this Statement, shall be sufficiently given if in writing and delivered in person, by telecopier, by Electronic Means or by overnight delivery. Notices delivered pursuant to this Section 2.13 shall be deemed given on the date received.

2.14     Termination. In the event that no VMTP Shares of a Series are Outstanding, all rights and preferences of the VMTP Shares of such Series established and designated hereunder shall cease and terminate, and all obligations of the Fund under this Statement with respect to such Series shall terminate.

2.15     Appendices. The designation of each Series of VMTP Shares shall be set forth in an Appendix to this Statement. The Board of Directors may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law) (1) amend the Appendix to this Statement relating to a Series so as to reflect any amendments to the terms applicable to such Series including an increase in the number of authorized shares of such Series and (2) add additional Series of VMTP Shares by including a new Appendix to this Statement relating to such Series.

2.16    Actions on Other than Business Days. Unless otherwise provided herein, if the date for making any payment, performing any act or exercising any right, in each case as provided for in this Statement, is not a Business Day, such payment shall be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount shall accrue for the period between such nominal date and the date of payment.

2.17    Modification. To the extent permitted by applicable law, the Board of Directors, without the vote of the Holders of VMTP Shares, may interpret or adjust the provisions of this Statement or any Appendix hereto to resolve any inconsistency or ambiguity or to remedy any formal defect, and, in addition to amendments permitted by Sections 2.5(g) and 2.6(c) hereof, may amend this Statement with respect to any Series of VMTP Shares prior to the issuance of VMTP Shares of such Series.

30

2.18    Transfers.

(a)    Unless otherwise permitted by the Fund, a Designated Owner or Holder of any VMTP Shares of any Series may sell, transfer or otherwise dispose of VMTP Shares only in whole shares and only to (i) Persons that such Designated Owner or Holder reasonably believes are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision that are registered closed-end management investment companies, the shares of which are traded on a national securities exchange (“Closed-End Funds”), banks, insurance companies or registered open-end management investment companies or (ii) tender option bond trusts (whether tax-exempt or taxable) in which all investors are Persons that such Designated Owner or Holder reasonably believes are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) that are Closed-End Funds, banks, insurance companies, or registered open-end management investment Companies (or, in the case of a tender option bond trust in which such Holder or Designated Owner retains a residual interest, an affiliate of any of the foregoing expressly provided for in any applicable Purchase Agreement), or (iii) other investors with the prior written consent of the Fund. The restrictions on transfer contained in this Section 2.18(a) shall not apply to any VMTP Shares that are being registered and sold pursuant to an effective registration statement under the Securities Act or to any subsequent transfer of such VMTP Shares.

(b)    If at any time the Fund is not furnishing information pursuant to Section 13 or 15(d) of the Exchange Act, in order to preserve the exemption for resales and transfers under Rule 144A, the Fund shall furnish, or cause to be furnished, to holders of VMTP Shares and prospective purchasers of VMTP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A.

2.19     No Additional Rights. Unless otherwise required by law or the Articles, the Holders of VMTP Shares shall not have any relative rights or preferences or other special rights with respect to such VMTP Shares other than those specifically set forth in this Statement; provided, however, that nothing in this Statement shall be deemed to preclude or limit the right of the Fund (to the extent permitted by applicable law) to contractually agree with any Holder or Designated Owner of VMTP Shares of any Series with regard to any special rights of such Holder or Designated Owner with respect to its investment in the Fund.

[Signature Page Begins on the Following Page]

31

(Signature Page to the Statement Establishing and Fixing the Rights and Preferences of Variable Rate MuniFund Term Preferred Shares)

IN WITNESS WHEREOF, Nuveen Michigan Quality Income Municipal Fund, Inc. has caused this Statement to be signed in its name and on its behalf by a duly authorized officer, who acknowledges said instrument to be the corporate act of the Fund, and states that to the best of such officer’s knowledge, information and belief the matters and facts herein set forth with respect to approval are true in all material respects, all as of             , 2012.

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC.

By:
Name:
Title:

FORM OF APPENDIX

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC.

CHARTER NO. 7C-757

VARIABLE RATE MUNIFUND TERM PREFERRED SHARES, SERIES

Preliminary Statement and Incorporation By Reference

This Appendix establishes a Series of Variable Rate MuniFund Term Preferred Shares of Nuveen Michigan Quality Income Municipal Fund, Inc. Except as set forth below, this Appendix incorporates by reference the terms set forth with respect to all Series of such Variable Rate Municipal Term Preferred Shares in that “Statement Establishing and Fixing the Rights and Preferences of Variable Rate MuniFund Term Preferred Shares” filed with the Secretary of State of the State of Minnesota on [DATE] (the “VMTP Statement”). This Appendix has been adopted by resolution of the Board of Directors of Nuveen Michigan Quality Income Municipal Fund, Inc. Capitalized terms used herein but not defined herein have the respective meanings therefor set forth in the VMTP Statement.

Section 1.        Designation as to Series. Variable Rate MuniFund Term Preferred Shares, Series [            ]: A series of [            ]shares of Preferred Stock classified as Variable Rate MuniFund Term Preferred Shares is hereby designated as the “Variable Rate MuniFund Term Preferred Shares, Series [            ]” (the “Series [            ]VMTP Shares”). Each share of such Series shall have such preferences, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law and those that are expressly set forth in the Articles and the VMTP Statement (except as the VMTP Statement may be expressly modified by this Appendix), as are set forth in this Appendix A. The Series [            ]VMTP Shares shall constitute a separate series of Preferred Stock and of the Variable Rate MuniFund Term Preferred Shares and each Series [            ]VMTP Share shall be identical. The following terms and conditions shall apply solely to the Series [            ]VMTP Shares:

Section 2.        Number of Authorized Shares of Series. The number of authorized shares is [            ].

Section 3.        Date of Original Issue with respect to Series. The Date of Original Issue is [Closing Date].

Section 4.        Liquidation Preference Applicable to Series. The Liquidation Preference is $100,000.00 per share.

Section 5.        Term Redemption Date Applicable to Series. The Term Redemption Date is [            ].

Section 6.        Dividend Payment Dates Applicable to Series. The Dividend Payment Dates are the first Business Day of the month next following each Dividend Period.

Section 7.        Liquidity Account Initial Date Applicable to Series. The Liquidity Account Initial Date is [DATE].

Appendix A - Page 1

Section 8.        Exceptions to Certain Definitions Applicable to the Series. The following definitions contained under the heading “Definitions” in the VMTP Statement are hereby amended as follows:

Not applicable.

Section 9.        Additional Definitions Applicable to the Series. The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

“Dividend Period” means, with respect to the Series [            ]VMTP Shares, in the case of the first Dividend Period, the period beginning on the Date of Original Issue for such Series and ending on and including [DATE] and for each subsequent Dividend Period, the period beginning on and including the first calendar day of the month following the month in which the previous Dividend Period ended and ending on and including the last calendar day of such month.

“Optional Redemption Premium” means with respect to each Series [            ]VMTP Share to be redeemed an amount equal to

[VARIES BY SERIES]

Section 10.        Amendments to Terms of VMTP Shares Applicable to the Series. The following provisions contained under the heading “Terms of the VMTP Shares” in the VMTP Statement are hereby amended as follows:

Not applicable.

[Signature page follows.]

Appendix A - Page 2

IN WITNESS WHEREOF, Nuveen Michigan Quality Income Municipal Fund. Inc. has caused this Appendix to be signed in its name and on its behalf by a duly authorized officer, who acknowledges said instrument to be the corporate act of the Fund, and states that to the best of such officer’s knowledge, information and belief the matters and facts herein set forth with respect to approval are true in all material respects, all as of             , 2012.

NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC.

By:
Name:
Title:

APPENDIX B

RATINGS OF INVESTMENTS

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a statement of fact or recommendation to purchase, sell, or hold a financial obligation or make any investment decisions. Nor is it a comment regarding an issue’s market price or suitability for a particular investor.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on S&P’s analysis of the following considerations:

1.	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation; and

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

B-1

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC,
CC, and C	Obligations rated ‘BB’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among

B-2

others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

N.R.	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’ and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-3

B-1	A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2	A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3	A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

1.	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

2.	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP- 1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

B-4

SP-3	Speculative capacity to pay principal and interest.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt

B-5

instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch Ratings, Inc.—A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

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In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

Long-Term Credit Ratings

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of a very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk developing, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind appears probable.

C	Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

B-7

c.	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD	Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a.	the selective payment default on a specific class or currency of debt;

b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.	execution of a coercive debt exchange on one or more material financial obligations.

D	Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Specific limitations relevant to the issuer credit rating scale include:

—	The ratings do not predict a specific percentage of default likelihood over any given time period.

—	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

B-8

—	The ratings do not opine on the liquidity of the issuer’s securities or stock.

—	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

—	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

—	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Short-Term Obligation Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

—	The ratings do not predict a specific percentage of default likelihood over any given time period.

—	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

B-9

—	The ratings do not opine on the liquidity of the issuer’s securities or stock.

—	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

—	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Rating Watches and Rating Outlooks

Rating Watch

Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action. A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch. Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook

Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving. Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales;

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and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

Deciding When to Assign Rating Watch or Outlook

Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months—such as a lengthy regulatory approval process—would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook. An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.

A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an extended period—for example a proposed, but politically controversial, privatization.

Standard Rating Actions

Affirmed	The rating has been reviewed and no change has been deemed necessary.

Confirmed	Action taken in response to an external request or change in terms. Rating has been reviewed in either context, and no rating change has been deemed necessary.

Correction	Correction of rating publication error in a rating action commentary or correction of a rating data error in Fitch’s ratings database.

Downgrade	The rating has been lowered in the scale.

Paid-In-Full	This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated. Indicated in rating databases with the symbol “PIF”.

Publish	Initial public announcement of rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published.

Rating Watch
Maintained	The issue or issuer has been reviewed and remains on active Rating Watch status.

Rating
Watch On	The issue or issuer has been placed on active Rating Watch status.

Revision
Enhancement	Some form of the credit support affecting the rating opinion has been added, removed, or substituted.

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Revision
Implication
Watch	The Rating Watch status has changed.

Revision
Outlook	The Rating Outlook status has changed.

Upgrade	The rating has been raised in the scale.

Withdrawn	The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

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Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com

NUM-VMTP-0812

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope
VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Drive Chicago, IL, 60606 on October 12, 2012

Please detach at perforation before mailing.

PROXY PREFERRED SHARES	NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON October 12, 2012	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder(s) of the Nuveen Michigan Premium Income Municipal Fund, Inc., revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Michigan Premium Income Municipal Fund, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on October 12, 2012, at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. The shares of Nuveen Michigan Premium Income Municipal Fund, Inc. represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503
999 9999 9999 999

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Doc Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Nuveen Michigan

Premium Income

Municipal Fund, Inc. Shareholders Meeting to Be Held on October 12, 2012.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/nuv

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

1.	Election of Board Members: (01) John P. Amboian (02) Robert P. Bremner (03) Jack B. Evans (04) David J. Kundert	(05) Judith M. Stockdale (06) Carole E. Stone (07) Virginia L. Stringer (08) Terence J. Toth	Preferred Shares Only: (09) William C. Hunter (10) William J. Schneider	FOR NOMINEES listed at left (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed at left

				☐	☐

	(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided above.)			FOR	AGAINST	ABSTAIN

2.

To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Michigan Premium Income Municipal Fund, Inc. (the “Acquired Fund”) would (i) transfer substantially all of its assets to Nuveen Michigan Quality Income Municipal Fund, Inc. (the “Acquiring Fund”) in exchange solely for common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Acquired Fund, (ii) distribute such shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Acquired Fund (with cash being issued in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with the Acquired Fund’s Articles of Incorporation.

				☐	☐	☐

3.	To transact such other business as may properly come before the Annual Meeting.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[CFS Doc Code]